Exhibit 10.5

FORM OF

MASTER CONTRIBUTION AGREEMENT

by and among

RSP Permian, Inc.,

RSP Permian Holdco, L.L.C.,

RSP Permian, L.L.C.,

Rising Star Energy Development Co., L.L.C.,

Ted Collins, Jr.,

Wallace Family Partnership, LP,

Collins & Wallace Holdings, LLC,

and

Pecos Energy Partners, L.P.

dated

[                  ]

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5.4	Common Stock	10

ARTICLE 6
TAXES

6.1	Tax Treatment	10
6.2	Tax Warranties by Contributors	10
6.3	Tax Warranties by the Company	12

ARTICLE 7
MISCELLANEOUS PROVISIONS

7.1	Lock-Up	13
7.2	Indemnification	13
7.3	Further Assurances	14
7.4	Survival of Representations and Warranties	14
7.5	Notices	14
7.6	Assignment	14
7.7	Complete Agreement; Agreement Controlling	14
7.8	Governing Law	15
7.9	Cure of Invalid Provisions	15
7.10	Expenses	16
7.11	Amendment; Waiver	16
7.12	Parties in Interest	16
7.13	Waiver of Right to Participate	16

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SCHEDULES

Schedule A	Defined Terms
Schedule B	Non-Reserve, Non-Current Assets of OpCo
Schedule C	Consideration
Schedule 2.3	Excluded Assets
Schedule 3.1	Initial True-Up Calculations
Schedule 3.2	Interim Period True-Up Calculations
Schedule 4.5	Consents
Schedule 4.6	Preferential Rights

EXHIBITS

Exhibit A-1	Rising Star Assets
Exhibit A-2	Collins Assets
Exhibit A-3	Wallace LP Assets
Exhibit A-4	CW Holdings Assets
Exhibit A-5	Pecos Assets
Exhibit B-1	Form of Assignment of Equity Interests
Exhibit B-2	Form of Assignment Agreement

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FORM OF

MASTER CONTRIBUTION AGREEMENT

This MASTER CONTRIBUTION AGREEMENT (this “Agreement”) dated [                         ], is by and among RSP Permian, Inc., a Delaware corporation (the “Company”), RSP Permian Holdco, L.L.C., a Delaware limited liability company (“HoldCo”), RSP Permian, L.L.C., a Delaware limited liability company (“OpCo”), Rising Star Energy Development Co., L.L.C., a Delaware limited liability company (“Rising Star”), Ted Collins, Jr., an individual residing in the state of Texas (“Collins”), Wallace Family Partnership, LP, a Texas limited partnership (“Wallace LP”), Collins & Wallace Holdings, LLC, a Texas limited liability company (“CW Holdings”) and Pecos Energy Partners, L.P., a Texas limited partnership (“Pecos” and, together with HoldCo, Rising Star, Collins, Wallace LP and CW Holdings, each a “Contributor”).  The Company, OpCo and Contributors are sometimes referred to collectively herein as the “Parties” and individually as a “Party.”

RECITALS

1.                                      As of the date hereof, HoldCo is the sole record and beneficial holder of 100% of the membership interests of OpCo (the “OpCo Interests”), and OpCo is the sole record and beneficial holder of 100% of the issued and outstanding common stock, par value $0.01 per share (“Common Stock”), of the Company.

2.                                      Rising Star owns the Oil and Gas Assets related to the Oil and Gas Interests and Wells described on Exhibit A-1 attached hereto (the “Rising Star Assets”).

3.                                      Collins owns the Oil and Gas Assets related to the Oil and Gas Interests and Wells described on Exhibit A-2 attached hereto (the “Collins Assets”).

4.                                      Wallace LP owns the Oil and Gas Assets related to Oil and Gas Interests and Wells described on Exhibit A-3 attached hereto (the “Wallace LP Assets”).

5.                                      CW Holdings owns the Oil and Gas Assets related to the Oil and Gas Interests and Wells described on Exhibit A-4 attached hereto (the “CW Holdings Assets”).

6.                                      Pecos owns the Oil and Gas Assets described on Exhibit A-5 attached hereto (the “Pecos Assets” and together with the OpCo Assets, the OpCo Interests, the Rising Star Assets, the Collins Assets, the Wallace LP Assets and the CW Holdings Assets, the “Contributed Assets”).

7.                                      The Contributed Assets (other than the OpCo Interests) represent undivided interests in certain Oil and Gas Assets.

8.                                      The Company intends to close an initial public offering of shares of its Common Stock (the “IPO”) pursuant to a registration statement on Form S-1, filed with the Securities and Exchange Commission (Registration No. 333-192268) on November 12, 2013, as amended thereafter (the “Registration Statement”).

9.                                      In connection with the IPO, OpCo, Collins, Wallace LP, and CW Holdings entered into that certain Letter Agreement dated October 7, 2013, pursuant to which Collins, Wallace

LP, and CW Holdings committed to participate in the IPO and exchange their respective Contributed Assets for Common Stock of the Company having a fair market value equal to the Participant Share (as defined herein) of each of Collins, Wallace LP and CW Holdings, subject to certain true-up adjustments as further described herein (the “Collins & Wallace Letter Agreement”).

10.                               Subject to the terms and conditions of this Agreement, HoldCo desires to contribute the OpCo Interests to the Company in exchange for the HoldCo Common Stock, the right to receive the HoldCo Cash and the OpCo Indemnity Escrow Interests.

11.                               Subject to the terms and conditions of this Agreement:

(a)                                 Rising Star desires to contribute the Rising Star Assets to OpCo in exchange for the Rising Star Common Stock and the right to receive the Rising Star Cash;

(b)                                 Collins desires to contribute the Collins Assets to OpCo in exchange for the Collins Common Stock and the right to receive the Collins Cash;

(c)                                  Wallace LP desires to contribute the Wallace LP Assets to OpCo in exchange for the Wallace LP Common Stock and the right to receive the Wallace LP Cash;

(d)                                 CW Holdings desires to contribute the CW Holdings Assets to OpCo in exchange for the CW Holdings Common Stock; and

(e)                                  Pecos desires to contribute the Pecos Assets to OpCo in exchange for the Pecos Common Stock.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1
CERTAIN DEFINITIONS

1.1                               Certain Defined Terms.  Capitalized terms in this Agreement that are not defined in the text of the body of this Agreement and are defined in Schedule A attached to this Agreement shall have the meanings given such terms as set forth in Schedule A attached to this Agreement, which Schedule A is incorporated herein by reference with the same force and effect as is set forth herein in full.

1.2                               Other Interpretive Provisions.  As used in this Agreement, unless expressly stated otherwise or the context requires otherwise, (a) all references to an “Article,” “Section,” or “subsection” shall be to an Article, Section, or subsection of this Agreement, (b) the words “this Agreement,” “hereof,” “hereunder,” “herein,” “hereby,” or words of similar import shall refer to this Agreement as a whole and not to a particular Article, Section, subsection, clause or other subdivision hereof, (c) the words used herein shall include the masculine, feminine and neuter gender, and the singular and the plural, (d) the word “including” shall mean “including, without limitation” and (e) the word “day” or “days” shall mean a calendar day or days.

1.3                               Headings.  The headings of the Articles and Sections of this Agreement and of the Schedules and Exhibits are included for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction or interpretation hereof or thereof.

1.4                               Other Terms.  Other terms may be defined elsewhere in the text of this Agreement and shall have the meaning indicated throughout this Agreement.

ARTICLE 2
THE EXCHANGES

2.1                               HoldCo Exchange.  Subject to and in accordance with the respective terms and conditions of this Agreement, on the Closing Date but effective as of 6:59 a.m. (Central time) on the Closing Date (the “HoldCo Exchange Effective Time”), (a) HoldCo will contribute, assign, transfer and convey all of its right, title and interest in and to the OpCo Interests to the Company pursuant to the OpCo Assignment and (b) as consideration therefor the Company will issue to HoldCo the HoldCo Common Stock, pay to HoldCo the HoldCo Cash, and assign to HoldCo the OpCo Indemnity Escrow Interests (the “HoldCo Exchange”).

2.2                               Asset Exchanges.  Subject to and in accordance with the respective terms and conditions of this Agreement, including the reservation and retention of the Excluded Assets as provided in Section 2.3, on the Closing Date but effective as of 7:00 a.m. (Central time) on the Closing Date (the “Asset Exchange Effective Time”) the following actions (the “Asset Exchanges” and, together with the HoldCo Exchange, the “Exchanges”) will occur simultaneously:

(a)                                 Rising Star will contribute, assign, transfer and convey all of its right, title and interest in and to the Rising Star Assets to OpCo and as consideration therefor the Company will issue to Rising Star the Rising Star Common Stock and  pay to Rising Star the Rising Star Cash;

(b)                                 Collins will contribute, assign, transfer and convey all of his right, title and interest in and to the Collins Assets to OpCo and as consideration therefor the Company will issue to Collins the Collins Common Stock and  pay to Collins the Collins Cash;

(c)                                  Wallace LP will contribute, assign, transfer and convey all of his right, title and interest in and to the Wallace LP Assets to OpCo and as consideration therefor the Company will issue to Wallace LP the Wallace LP Common Stock and  pay to Wallace LP the Wallace LP Cash;

(d)                                 CW Holdings will contribute, assign, transfer and convey all of his right, title and interest in and to the CW Holdings Assets to OpCo and as consideration therefor the Company will issue to CW Holdings the CW Holdings Common Stock; and

(e)                                  Pecos will contribute, assign, transfer and convey all of its right, title and interest in and to the Pecos Assets to OpCo and as consideration therefor the Company will issue to Pecos the Pecos Common Stock.

2.3                               Excluded Assets.  Notwithstanding anything herein to the contrary, each Contributor (other than HoldCo) shall reserve and retain all of its right, title and interest in and to its respective Excluded Assets, and the Company and OpCo shall have no interest or right in or to any such Excluded Assets.

2.4                               Closing.  The closing of the HoldCo Exchange and the Asset Exchanges (the “Closing”) shall take place at the offices of Vinson & Elkins LLP, 2001 Ross Avenue, Suite 3700, Dallas, Texas 75214 on the Initial Delivery Date (the “Closing Date”).  If the Initial Delivery Date does not occur for any reason by February 14, 2014, then, upon written notice by any Party to all of the other Parties, neither the Closing nor the Exchanges shall occur and this Agreement shall automatically terminate and be given no further force or effect, except that Section 7.10 will survive any such termination.

2.5                               Closing Deliverables.

(a)                                 At the Closing, each Contributor shall deliver to the Company and/or OpCo, as applicable, the following:

(i)                                     In the case of HoldCo, an assignment of the HoldCo Assets in substantially the form attached as Exhibit B-1, duly executed and delivered by HoldCo;

(ii)                                  In the case of the Contributors other than HoldCo, an assignment of such Contributor’s Contributed Assets in substantially the form attached hereto as Exhibit B-2, duly executed and delivered by such Contributor;

(iii)                               A certification of non-foreign status with respect to such Contributor, or if such Contributor is a “disregarded entity,” with respect to its regarded owner, in a form consistent with Treasury Regulation Section 1.1445-2(b)(2)(iv)(i); and

(iv)                              A release of all liens, mortgages, deeds of trust or other encumbrances, in form reasonably acceptable to the Company, affecting such Contributor’s respective Contributed Assets, if any.

(b)                                 At the Closing, the Company and/or OpCo, as applicable, shall deliver or pay, as applicable, the following to each applicable Contributor:

(i)                                     The assignment delivered by HoldCo pursuant to Section 2.5(a)(i) above, duly executed and delivered by OpCo and the Company;

(ii)                                  Each assignment delivered by the Contributors pursuant to Section 2.5(a)(ii) above, duly executed and delivered by OpCo;

(iii)                               The Asset Common Stock and HoldCo Common Stock, validly issued (and reflected on the books and records of the Company) in accordance with the terms of this Agreement; provided, however, to the extent a Contributor is selling any shares of Common Stock pursuant to the Underwriting Agreement, said shares will be delivered to the Company’s custodian on behalf of such Contributor; and

(iv)                              The Rising Star Cash, the Collins Cash and the Wallace LP Cash (by wire transfer of immediately available funds to an account designated in writing by the applicable Contributor to the Company as soon as practicable but in no event later than two (2) business days after the Pricing Date).

ARTICLE 3
INITIAL TRUE-UP

3.1                               Initial True-Up.  Each of the Contributors shall account to one another in cash within ninety (90) days of Closing as appropriate to the extent the Adjusted Enterprise Value of the Company is greater or less than the Final Adjusted Enterprise Value of the Company. Notwithstanding anything in this Section 3.1 to the contrary, calculations pursuant to this Section 3.1 shall not take into account any exercise of the overallotment option in connection with the IPO.  For illustrative purposes only, Schedule 3.1 includes examples of the calculations to be conducted in accordance with this Section 3.1.

3.2                               Interim Period True-Up.

(a)                                 Each of the Contributors shall be entitled to his or its share of revenue from the oil and gas properties in which both OpCo and any of the Contributors owns a working interest (collectively, the “Commonly Owned Properties”), and shall be responsible for his or its share of the costs attributable thereto, in each case until 7:00 a.m. (Central time) on the day of Closing.

(b)                                 Within ninety (90) days after the Closing, the Contributors shall account to one another in cash as set forth in this Section 3.2 with respect to revenues and expenses (including capital expenditures) attributable to the interests of the Contributors in the Commonly Owned Properties and other oil and gas properties directly or indirectly included in the Asset Exchanges (collectively the “Asset Exchange Properties”) during the period commencing at 7:00 a.m. (Central time) on October 1, 2013, and ending at the Asset Exchange Effective Time (the “Interim Period”).  For illustrative purposes only, Schedule 3.2 includes examples of the calculations to be conducted in accordance with this Section 3.2.  In the event that any Contributor’s Actual Interim Period Net Income is greater than such Contributor’s Allocated Interim Period Net Income, such Contributor shall be obligated to make payments equal to the amount of the difference to the other Contributors whose Allocated Interim Period Net Income exceeds their Actual Interim Period Net Income. Conversely, in the event that a Contributor’s Actual Interim Period Net Income is less than such Contributor’s respective Allocated Interim Period Net Income, such Contributor shall be entitled to receive payments equal to the amount of the difference from those other Contributors, as applicable, whose Allocated Interim Period Net Income is less than their Actual Interim Period Net Income.  The intent of the foregoing accounting is to place each Contributor in the position, on a before Tax basis, such Contributor would have been had such Contributor received his or its Allocated Interim Period Net Income instead of his or its Actual Interim Period Net Income.  For purposes of this Section 3.2(b) only, the interests of OpCo in the Commonly Owned Properties and the Asset Exchange Properties shall be deemed to be the interests of Holdco in the Commonly Owned Properties and the Asset Exchange Properties through the Asset Exchange Effective Time.

(c)                                  The provisions of this Section 3.2 shall not modify any Contributor’s (i) entitlement to revenue included in his or its Actual Interim Period Net Income or to credit from the Company for any pre-paid expenses attributable to his or its interests in the Asset Exchange Properties as of the Asset Exchange Effective Time or (ii) responsibility for costs or expenses (including capital expenditures, severance Taxes and ad valorem Taxes, prorated as appropriate) included in his or its Actual Interim Period Net Income or for accounts payable attributable to his or its interest in the Asset Exchange Properties as of the Asset Exchange Effective Time. It is understood that HoldCo shall be responsible for any post-IPO accounting with ACTOIL, LLC (“ACTOIL”) in accordance with that certain letter agreement dated November 13, 2013, between OpCo and ACTOIL (the “ACTOIL Letter Agreement”).

(d)                                 For the avoidance of doubt, the true-ups described in Sections 3.1 and 3.2 are between the Contributors, and accordingly neither the Company nor OpCo will pay or have any obligation to pay any cash or other consideration, or any right to receive any cash or other consideration in respect of such true-ups.

3.3                               Indemnity Escrow.  Notwithstanding anything in this Agreement to the contrary, it is understood that (a) OpCo’s rights with respect to the Indemnity Escrow (as defined in the Purchase, Sale and Option Agreement dated December 28, 2012, among Resolute Natural Resources, LLC, OpCo, Collins and Wallace LP) will not be held by the Company but will be held by and distributed to HoldCo, and HoldCo will be responsible for accounting to ACTOIL, as provided in Section 3 of the ACTOIL Letter Agreement, (b) Collins and Wallace LP will retain their respective rights with respect to the Indemnity Escrow, and (c) the Indemnity Escrow shall not be considered in the calculation of Adjusted Enterprise Value or the Final Adjusted Enterprise Value.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES CONCERNING CONTRIBUTORS

With respect to each representation and warranty specifically regarding any Contributor, each Contributor severally and not jointly represents and warrants to the Company and OpCo as to itself, and with respect to each representation and warranty specifically regarding the Contributed Assets, each Contributor severally, as to its direct or indirect interest in its Contributed Assets, and not jointly represents and warrants to the Company and OpCo, as follows (with each such representation and warranty being made as of the date of this Agreement and as of Closing):

4.1                               Organization and Good Standing of Contributor.

(a)                                 Such Contributor (if it is an entity) is a limited partnership or limited liability company duly formed, validly existing and in good standing under the Laws of its state of its organization and has all requisite power and authority to own, operate and lease the assets it now owns, operates or holds under lease, and to carry on its business as now being conducted; and such Contributor (if it is an entity) is duly qualified and licensed, as may be required, and is in good standing to do business in each jurisdiction in which the business it is conducting or the operation, ownership or leasing of its properties makes such qualification and licensing necessary, except where the failure to be qualified, licensed or in good standing, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the use, ownership or operation of its Contributed Assets or on the ability of such Contributor to perform its obligations under this Agreement and under any Transaction Document to which it is or shall be a party; and

(b)                                 Such Contributor (if it is an individual) is a resident of the State of Texas.

4.2                               Authority of Contributor.

(a)                                 Such Contributor (if it is an entity) has all requisite power and authority, as applicable, to enter into this Agreement and each other Transaction Document to which it is or shall be a party and perform its obligations hereunder and thereunder, including to transfer, convey and contribute to the Company or to OpCo, as applicable, at the Closing the Contributed Assets.

(b)                                 Such Contributor (if it is an entity) has received all requisite limited liability company or limited partnership authorization of the execution, delivery and performance of this Agreement and the other Transaction Documents to which such Contributor is or shall be a party and of the performance by such Contributor of its obligations hereunder and thereunder.  This Agreement and the other Transaction Documents to which such Contributor is or shall be a party have been or will be duly executed and delivered by such Contributor, and (assuming due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto) constitute legal, valid and binding obligations of such Contributor, enforceable against such Contributor in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

4.3                               No Conflicts.  This Agreement and the Transaction Documents to which such Contributor is or shall be a party do not conflict with or result in a breach or violation of any of the terms and conditions of, or constitute a default under, (a) such Contributor’s organizational documents, (b) any Law applicable to such Contributor or any of its properties, or (c) any indenture, mortgage, deed of trust, lease, contract or other agreement or instrument, to which such Contributor is a party or by which any of its properties is bound.

4.4                               Accredited Investor; Restricted Securities.  Such Contributor is an “Accredited Investor” as defined in the Securities Act, and is acquiring its HoldCo Common Stock or Asset Exchange Common Stock, as applicable, for its own account for investment, and not with a view to any distribution, resale, subdivision or fractionalization thereof in violation of the Securities Act or any other applicable domestic or foreign securities law, and such Contributor does not have any present plan to enter into any contract, undertaking, agreement or arrangement for any such distribution, resale, subdivision or fractionalization, except as described in the Registration Statement, public investors in the IPO.  Such Contributor has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of this Agreement with the Company’s management.  Such Contributor acknowledges and agrees that the Company shall place a legend in substantially the following form on certificates representing the HoldCo Common Stock or Asset Exchange Common Stock, other than any shares that are contemplated to be sold under the Registration Statement:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR UNDER APPLICABLE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.”

4.5                               Consents.  Except as set forth with respect to such Contributor on Schedule 4.5, no consent, approval, license, permit, order or authorization of any Governmental Authority is required in connection with the execution, delivery, and performance by such Contributor of this Agreement and any other Transaction Documents to which such Contributor is or shall be a party, except as have been obtained, or with respect to which the time for asserting such right has expired.

4.6                               Preferential Rights.  Except as set forth with respect to such Contributor on Schedule 4.6, there are no preferential rights to purchase, rights of first refusal or similar rights that are applicable to the transfer of the Contributed Assets of such Contributor in connection with the transactions contemplated hereby, which have not been waived by the Person holding such rights.

4.7                               Violation of Laws.  To such Contributor’s knowledge, such Contributor has not violated, in any material respect, any applicable Laws with respect to the ownership or operation of its Contributed Assets.

4.8                               Bankruptcy.  There are no bankruptcy, reorganization, receivership or other insolvency type proceedings pending, being contemplated by or, to such Contributor’s knowledge, threatened against such Contributor.

4.9                               Litigation.  No suit, action or litigation, by any Person by or before any tribunal or Governmental Authority is pending or, to such Contributor’s knowledge, threatened against such Contributor or its affiliates that would, individually or in the aggregate, reasonably be expected to have a material adverse effect upon the ability of such Contributor to consummate the transactions contemplated by this Agreement or perform his obligations hereunder.

4.10                        Brokers’ Fees.  Such Contributor has incurred no liability for brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which any other Party or any affiliate of any other Party shall have any responsibility.

4.11                        Taxes.

(a)                                 All Tax returns with respect to the Contributed Assets contributed, directly or indirectly, by such Contributor, required to be filed prior to the Closing Date have been timely filed and are true, correct and complete, and all Taxes due and payable with respect to the Contributed Assets contributed, directly or indirectly, by such Contributor, or on production or revenue attributable thereto (including, without limitation, all production, severance and similar Taxes), have been paid.

(b)                                 There are no Liens on any of the Contributed Assets contributed, directly or indirectly, by such Contributor attributable to Taxes other than statutory Liens for current period Taxes that are not yet due and payable.

(c)                                  No audit, litigation or other proceeding relating to Taxes with respect to the Contributed Assets contributed, directly or indirectly, by such Contributor has been commenced or is presently pending, and such Contributor has not received written notice of any pending claim against it (which remains outstanding) from any applicable Taxing authority for assessment of Taxes with respect to the Contributed Assets contributed, directly or indirectly, by such Contributor.

(d)                                 All of the Taxes with respect to the Contributed Assets contributed, directly or indirectly, by such Contributor have been properly listed and described on the property Tax rolls for all periods prior to and including the Closing Date, and no portion of such Contributed Assets constitutes omitted property for property Tax purposes.

(e)                                  Such Contributor is neither a “foreign person” nor a “disregarded entity,” or if such Contributor is a “disregarded entity,” such Contributor’s regarded owner is not a “foreign person,” as such terms are defined for the purposes of Section 1445 of the Code.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF THE COMPANY PARTIES

Each of the Company and OpCo (the “Company Parties”) represent and warrant to each Contributor as follows:

5.1                               Organization and Good Standing of the Company Parties.  Such Company Party is a corporation or limited liability company, as applicable, duly formed, validly existing and in good standing under the Laws of the State of Delaware and has all requisite power and authority to own, operate and lease the assets it now owns, operates or holds under lease, and to carry on its business as now being conducted; and such Company Party is duly qualified and licensed, as may be required, and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification and licensing necessary, except where the failure to be qualified, licensed or in good standing, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the use, ownership or operation of the assets of such Company Party or on the ability of such Company Party to perform its respective obligations under this Agreement and under any Transaction Document to which it is or shall be a party.

5.2                               Authority of the Company Parties.

(a)                                 Such Company Party has all requisite corporate or limited liability company power and authority, as applicable, to enter into this Agreement and each other Transaction Document to which such Person is or shall be a party and to perform its respective obligations hereunder and thereunder.

(b)                                 The execution, delivery and performance of this Agreement and the other Transaction Documents to which such Company Party is or shall be a party and the performance by such Company Party of its respective obligations hereunder and thereunder has been duly authorized by all requisite corporate or limited liability company action on the part of such Company Party.  This Agreement and the other Transaction Documents to which such Company Party is or shall be a party has been or will be duly executed and delivered by such Company Party, and (assuming due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto) constitute legal, valid and binding obligations of such Company Party, enforceable against such Company Party in accordance with their terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

5.3                               No Conflicts.  This Agreement and the Transaction Documents to which such Company Party is or shall be a party do not conflict or with or result in a breach or violation of any of the terms and conditions of, or constitute a default under, (a) the Company Party’s organizational documents, (b) any Law applicable to such Company Party or any of its properties, or (c) any indenture, mortgage, deed of trust, lease, contract or other agreement or instrument, to which the Company Party is a party or by which any of its properties is bound.

5.4                               Common Stock.  Upon its issuance pursuant to the terms of this Agreement, the Common Stock issued by the Company shall be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock.

ARTICLE 6
TAXES

6.1                               Tax Treatment.  Unless required to do so as a result of a final determination (as defined in Section 1313 of the Code), each Contributor agrees that it will not make any Tax filing or otherwise take any position inconsistent with (a) the qualification of the Exchanges, the IPO and the exchange described in the ACTOIL Letter Agreement (the “Transactions”) as a transaction described in Section 351 of the Code and (b) the treatment of any payment required pursuant to Section 3.1 of this Agreement or the ACTOIL True-up (as defined in the ACTOIL Letter Agreement) as consideration for the sale or exchange of Common Stock between the Contributors and ACTOIL subsequent to ACTOIL and each such Contributor being deemed to have received its proportionate share of Common Stock as part of the Exchanges pursuant to Treasury Regulation Section 1.351-1(b).  The U.S. federal income tax treatment of the Transactions described in the preceding sentence is referred to herein as the “Tax Treatment.”  If any Party becomes aware of any audit, inquiry, litigation or other proceeding relevant to the Tax Treatment, such person shall promptly notify the other Parties of such proceeding, and all Parties shall use reasonable efforts to cooperate with respect to such proceeding.

6.2                               Tax Warranties by Contributors.  Each Contributor represents and warrants to all other Contributors that the statements as set forth below, solely as they relate to the Tax Treatment, are true, correct and complete as of the date hereof and as of the Closing Date with respect to such Contributor:

(a)                                 Such Contributor does not have any current plan, intention, agreement, arrangement or understanding, and has not engaged in any material negotiations, related to:

(i)                                     engaging in the Transactions, other than pursuant to this Agreement, any agreements referenced herein and the Registration Statement,

(ii)                                  selling, exchanging, hedging, constructively selling or otherwise disposing of the Common Stock to be received by such Contributor pursuant to the Exchanges, except as contemplated by this Agreement and the Registration Statement or with respect to the distribution of Common Stock by HoldCo to its members. or with respect to any Contributor Pledge (as defined below),

(iii)                               acquiring or retaining any rights in either the Contributed Assets or the OpCo Interests pursuant to this Agreement,

(iv)                              allowing any person other than such Contributor to exercise control over the voting of the Common Stock received by such Contributor in connection with the Exchanges, except with respect to HoldCo, Collins, Wallace LP, Rising Star and Pecos, the stockholder’s agreement between such Parties with respect to the nomination of directors for the Company’s board of directors (the “Stockholders’ Agreement”),

(v)                                 placing any Common Stock to be issued to such Contributor in escrow or issuing such Common Stock after the completion of the Transactions under a conditional or contingent stock or similar arrangement,

(vi)                              creating, extinguishing or modifying any indebtedness between such Contributor and either the Company or OpCo as a result of the Transactions, except for any de minimis advances made in connection with joint operations and the development of wells and any right to receive cash pursuant to Article 2 of this Agreement, or

(vii)                           issuing Common Stock to such Contributor other than solely for the Contributed Assets contributed, directly or indirectly, by such Contributor to the Company in connection with the Exchanges, except to the extent that any payments are required pursuant to Section 3.1;

(b)                                 Such Contributor does not have any current plan, intention, agreement, arrangement or understanding to request, and has not engaged in material negotiations with respect to, a release or waiver of any of the restrictions set forth the Lock-Up Agreement with respect to such Contributor, except to the extent any such Contributor will pledge a portion of its Common Stock (a “Contributor Pledge”) under an agreement that:  (i) will be subject to the provisions of Article 9 of the Uniform Commercial Code, relating to security interests, (ii) will provide that, unless a default occurs, such Contributor alone will have voting rights with respect to the pledged stock and all cash dividends (other than liquidating dividends) lawfully declared and paid by the Company will be received by and belong to such Contributor, (iii) will have as its purpose the collateralization of adequately collateralized indebtedness of such Contributor to which such agreement relates, and (iv) will not have a purpose of effecting a transfer of the Common Stock through a prearranged plan to default under the terms of such agreement;

(c)                                  The aggregate fair market value of the Contributed Assets to be contributed, directly or indirectly, by such Contributor to the Company in connection with the Exchanges exceeds the sum of any liabilities that will be assumed or deemed to be assumed by the Company for U.S. federal income tax purposes with respect to such Contributed Assets, including any expenses paid by the Company on behalf of such Contributor in connection with the Transactions;

(d)                                 Such Contributor is not under the jurisdiction of a court in a Title 11 or similar case (within the meaning of Section 368(a)(3)(A) of the Code);

(e)                                  To such Contributor’s knowledge, the Transactions will occur pursuant to and in accordance with the terms of this Agreement, any agreements referenced herein and the Registration Statement; and

(f)                                   If such Contributor is an entity, to such Contributor’s knowledge,  no direct or indirect member, partner or owner of such Contributor has any current plan, intention, agreement, arrangement or understanding to sell, exchange, hedge, constructively sell or otherwise dispose of its direct or indirect interests in such Contributor.

6.3                               Tax Warranties by the Company.  The Company represents and warrants to the Contributors that the statements as set forth below, solely as they relate to the Tax Treatment, are true, correct and complete as of the date hereof and as of the Closing Date:

(a)                                 To the Company’s knowledge, there is no agreement, arrangement or understanding relating to rights or obligations to vote its Common Stock, except the Stockholders’ Agreement.

(b)                                 There is no current plan, intention, agreement, arrangement or understanding for:  (i) the Company to issue any shares of Company stock or other interests in its equity other than Common Stock issued pursuant to the Transactions; (ii) the Company or, to the Company’s knowledge, OpCo to dispose of the Contributed Assets other than in the ordinary course of business (including to fund the acquisition of additional oil and gas properties); (iii) the Company or, to the Company’s knowledge, OpCo or any other Person affiliated with the Company to redeem or otherwise reacquire any Common Stock to be issued in connection with the Transactions; or (iv) the Company or, to the Company’s knowledge, any underwriter to release or waive any of the restrictions set forth in the Lock-Up Agreements (including the Lock-Up Agreement executed and delivered by ACTOIL LLC pursuant to the ACTOIL Letter Agreement), except with respect to any Contributor Pledge that, to Company’s knowledge, satisfies the requirements described in Section 6.2(b).

(c)                                  The Company has not engaged in any material negotiations with respect to any release or waiver of any of the restrictions set forth in the Lock-Up Agreements, except with respect to any Contributor Pledge.

(d)                                 To the Company’s knowledge, there is no current plan, intention, agreement, arrangement or understanding for any Person to exercise any Company stock rights, warrants or subscriptions with respect to Company stock other than pursuant to the Transactions.

(e)                                  The Common Stock to be issued and cash (if any) to be paid to each Contributor as described in Article 2 of this Agreement will be issued and paid in exchange for solely the Contributed Assets contributed, directly or indirectly, by such Contributor to the Company in connection with the Transactions, except to the extent that any payments are required pursuant to Section 3.1 of this Agreement or the ACTOIL True-up (as defined in the ACTOIL Letter Agreement).

(f)                                   There is no indebtedness between any Contributor and either the Company or, to the Company’s knowledge, OpCo, and there will be no such indebtedness created in favor of any Contributor as a result of the Transactions, except for any de minimis advances made in connection with joint operations and the development of wells and the right of such Contributor to receive cash (if any) as described in Article 2 of this Agreement.

(g)                                  The Company has no stock issued or outstanding other than the Common Stock.

(h)                                 To the Company’s knowledge, there are no agreements, arrangements or understandings between or among any of the Parties relating to the Transactions, including any agreement to place any Common Stock to be issued to such Contributor in escrow or to issue such Common Stock after the completion of the Transactions under a conditional or contingent stock or similar arrangement, other than this Agreement, any agreements referenced herein and the Registration Statement.

(i)                                     The Company is not an investment company within the meaning of Section 351(e)(1) of the Code and Treasury Regulations Section 1.351-1(c)(1)(ii).

(j)                                    To the Company’s knowledge, the Transactions will occur pursuant to and in accordance with the terms of this Agreement, any agreements referenced herein and the Registration Statement.

ARTICLE 7
MISCELLANEOUS PROVISIONS

7.1                               Lock-Up.  Each Contributor hereby agrees that in connection with the IPO it will execute and deliver a lock-up agreement in substantially the form attached to the Underwriting Agreement (each, a “Lock-Up Agreement”).

7.2                               Indemnification.

(a)                                 From and after the Closing, each Party (the “Indemnifying Party”) shall indemnify, defend and hold harmless each other Party and such other Party’s affiliates, and its and its affiliates’ respective directors, officers, managers, members, partners, stockholders, employees, agents and representatives, as applicable (the “Indemnitees”), from any and all damages, losses, obligations, liabilities, payments, costs and expenses (including reasonable fees and expenses of outside attorneys, accountants and other professional advisors and expert witnesses), whether known or unknown, contingent or vested, matured or unmatured, that are or may be suffered or incurred by any such Indemnitee arising out or relating to a breach of any representation, warranty, covenant, agreement or obligation of the Indemnifying Party set forth in this Agreement or in the other Transaction Documents; provided that, in the case of a breach of any representation, warranty, covenant, agreement or obligation contained in Article 6, the indemnity provided for in this Section 7.2(a) shall apply only to the extent that such breach adversely affects the Tax Treatment and such adverse effect results in damages, losses, obligations, liabilities, payments, costs and/or expenses that are suffered or incurred by an Indemnitee.

(b)                                 From and after the Closing, each Indemnifying Party shall indemnify, defend and hold harmless ACTOIL and its affiliates, and its and its affiliates’ respective directors, officers, managers, members, partners, stockholders, employees, agents and representatives, as applicable (the “ACTOIL Indemnitees”), from any and all damages, losses, obligations, liabilities, payments, costs and expenses (including reasonable fees and expenses of outside attorneys, accountants and other professional advisors and expert witnesses), whether known or unknown, contingent or vested, matured or unmatured, that are or may be suffered or incurred by any such Indemnitee arising out or relating to a breach of any representation, warranty, covenant, agreement or obligation of the Indemnifying Party set forth in Article 6; provided that the indemnity described in this Section 7.2(b) shall apply only to the extent that such breach adversely affects the Tax Treatment and such adverse effect results in damages, losses, obligations, liabilities, payments, costs and/or expenses that are suffered or incurred by an ACTOIL Indemnitee.

7.3                               Further Assurances.  After the Closing, each Party shall take such further actions and execute such further documents as may be necessary or reasonably requested by the other Parties in order to effectuate the intent of this Agreement and to provide the other Parties with the intended benefits of this Agreement.

7.4                               Survival of Representations and Warranties.  The representations, warranties and covenants contained in this Agreement or in any certificate, instrument, or document delivered pursuant hereto shall survive the making of this Agreement and shall continue indefinitely.

7.5                               Notices.  All notices, elections, demands or other communications required or permitted to be made or given pursuant to this Agreement shall be in writing and shall be considered as properly given or made on the date of actual delivery if given by (a) personal delivery, (b) United States mail, (c) expedited overnight delivery service with proof of delivery, or (d) via facsimile with confirmation of delivery, addressed to the respective addressee(s).  Unless delivered in another manner permitted hereunder, notices shall be sent to each Party hereto at its address set forth on its signature page to this Agreement.  Any Party may change its address by giving notice in writing to the other Parties of its new address.

7.6                               Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective legal representatives, successors and permitted assigns, but, except as expressly herein provided, neither this Agreement nor any of the rights, interest, or obligations hereunder shall be assigned by a Contributor without the prior written consent of the Company and OpCo.

7.7                               Complete Agreement; Agreement Controlling.  As of the Closing, (a) this Agreement, together with the other Transaction Documents and all assignments and other instruments relating to the conveyance of the Contributed Assets, contain the entire understanding of the parties with respect to the transactions contemplated hereby and supersede all prior arrangements or understandings with respect thereto, including the Collins & Wallace Letter Agreement, and (b) there are no restrictions, agreements, promises, warranties, covenants, or undertakings other than those expressly set forth herein or in the Transaction Documents. In the event of any inconsistency between the terms of this Agreement and those set forth in Transaction Document, the terms of this Agreement shall be controlling.

7.8                               Governing Law.

(a)                                 THIS AGREEMENT (INCLUDING ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT) AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION.

(b)                                 THE PARTIES HEREBY CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE UNITED STATES FEDERAL DISTRICT COURTS LOCATED IN THE STATE OF TEXAS FOR ANY ACTION, SUIT OR PROCEEDING (WHETHER IN CONTRACT, TORT OR OTHERWISE) IN CONNECTION WITH, ARISING OUT OF, OR RELATING TO THIS AGREEMENT, THE ASSOCIATED AGREEMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.  ALL SUCH ACTIONS, SUITS OR PROCEEDINGS SHALL BE EXCLUSIVELY LITIGATED IN THE UNITED STATES FEDERAL DISTRICT COURTS FOR THE NORTHERN DISTRICT OF TEXAS (AND ALL APPELLATE COURTS HAVING JURISDICTION THEREOVER) OR, IF THE FEDERAL COURTS DO NOT HAVE JURISDICTION, THEN IN STATE COURTS HAVING SITES IN DALLAS COUNTY, TEXAS (AND ALL APPELLATE COURTS HAVING JURISDICTION THEREOVER).

(c)                                  EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING IN CONNECTION WITH, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE ASSOCIATED AGREEMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

7.9                               Cure of Invalid Provisions.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severed, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement; provided that if such illegal, invalid, or unenforceable provision may be made legal, valid, and enforceable by limitation thereof, then the provision shall be revised and reformed to make it legal, valid, and enforceable to the maximum extent permitted by law.

7.10                        Expenses.  All fees, costs and expenses incurred by the Parties in negotiating and entering into this Agreement shall be paid by the Party incurring the same, including legal and accounting fees, costs and expenses; provided that in the event that an IPO is not consummated for any reason, the Contributors (other than HoldCo) shall be obligated to reimburse OpCo for their respective Allocation Percentages of the third party costs incurred by the Company and OpCo in connection with their pursuit of the IPO within ten (10) days after OpCo submit an invoice to such Contributor therefor.

7.11                        Amendment; Waiver.  This Agreement, including this Section 7.11 and the Exhibits and Schedules hereto, shall not be amended or modified except by an instrument in writing signed by or on behalf of the Parties.  No course of dealing between the parties shall be effective to amend or waive any provision of this Agreement.

7.12                        Parties in Interest.  This Agreement shall be binding upon and inure solely to the benefit of each Party and such Party’s permitted successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement; provided, that ACTOIL shall be an express third party beneficiary of this Agreement for the purposes of Section 7.2(b).  The provisions of this Agreement shall constitute a covenant running with the land and shall remain in full force and effect and be binding upon and inure to the benefit of each Party and each such Party’s permitted successors and assigns.

7.13                        Waiver of Right to Participate.  Each of the Parties waive any consent right, preferential purchase right or other rights to approve or participate in the contributions under this Agreement or the ACTOIL Letter Agreement; provided that, to the extent that any third party exercises a preferential right to purchase with respect to any of the Contributed Interests, then (i) OpCo shall be deemed to have exercised its preferential right to purchase with respect to such Contributed Interest and (ii) the applicable Contributor shall be permitted to convey such Contributed Interest to OpCo and such third party in accordance with such preferential purchase right.

[Signature pages follow]

The Parties have signed this Agreement as of the date first set forth above.

RSP PERMIAN, INC.

By:

By:
Name:
Title:

Address:

Fax:
Telephone:

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT

RSP PERMIAN HOLDCO, L.L.C.

By:

By:
Name:
Title:

Address:

Fax:
Telephone:

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT

RSP PERMIAN, L.L.C.

By:

By:
Name:
Title:

Address:

Fax:
Telephone:

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT

RISING STAR ENERGY DEVELOPMENT CO., L.L.C.

By:

By:
Name:
Title:

Address:

Fax:
Telephone:

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT

By:
Name: Ted Collins, Jr.

Address:

Fax:
Telephone:

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT

WALLACE FAMILY PARTNERSHIP, LP

By:

By:
Name:
Title:

Address:

Fax:
Telephone:

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT

COLLINS & WALLACE HOLDINGS, LLC

By:

By:
Name:
Title:

Address:

Fax:
Telephone:

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT

PECOS ENERGY PARTNERS, L.P.

By:

By:
Name:
Title:

Address:

Fax:
Telephone:

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT

Schedule A

Defined Terms

(a)                                 Capitalized terms used in this Agreement shall have the meanings given such terms as are set forth below.

“Actual Interim Period Net Income” shall mean the amount of such Contributor’s interests in the Asset Exchange Properties during the Interim Period (inclusive of revenue attributable to the sale of Hydrocarbons produced prior to the Asset Exchange Effective Time that are sold after the Asset Exchange Effective Time) less the amount of costs and expenses (including capital expenditures, severance Taxes and ad valorem Taxes, prorated as appropriate) attributable to such Contributor’s interests in the Asset Exchange Properties during the Interim Period.

“Adjusted Enterprise Value” shall mean $1,383,813,670.

“affiliate” means, with respect to any person, any other person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with such first person; provided that Opco and the Company shall be deemed not to be an “Affiliate” of any of the Contributors.  As used in this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means, as to a specified person, any other person that possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such specified person, whether through the ownership of voting securities, by contract, or otherwise.

“Aggregate Interim Period Net Income” shall mean the aggregate amount of revenue attributable to the interests of OpCo and the Contributors in the Commonly Owned Properties and Asset Exchange Properties during the Interim Period (inclusive of revenue attributable to the sale of Hydrocarbons produced prior to the Asset Exchange Effective Time that are sold after the Asset Exchange Effective Time) less the aggregate amount of costs and expenses (including capital expenditures, severance Taxes and ad valorem Taxes, prorated as appropriate) attributable to the interests of OpCo and the Contributors in the Commonly Owned Properties and Asset Exchange Properties during the Interim Period.

“Allocated Interim Period Net Income” shall mean the amount determined by multiplying the Allocation Percentage of such Contributor times the Aggregate Interim Period Net Income.

“Allocation Percentage” means, with respect to each Contributor, the percentage set forth opposite his or its name in the table below:

Contributor	Allocation Percentage
Collins	14.3934%
Wallace LP	14.3934%
CW Holdings	3.1307%
Rising Star	2.7266%
Pecos	0.1520%
HoldCo	65.2309%
TOTAL	100.00%

Schedule A - 1

“Asset Exchange Common Stock” means the Rising Star Common Stock, the Collins Common Stock, the Wallace LP Common Stock, the CW Holdings Common Stock and the Pecos Common Stock.

“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.

“Collins Cash” shall mean an amount of cash equal to the product of:  (a) the number of shares of Common Stock set forth next to Collins’s name on Schedule C under the column labeled “Shares Paid in Cash”, times (b) the Net IPO Share Price.

“Collins Common Stock” means the number of shares of Common Stock set forth next to Collins’s name on Schedule C under the column labeled “Shares Paid in Common Stock”.

“CW Holdings Common Stock” means the number of shares of Common Stock set forth next to CW Holdings’s name on Schedule C under the column labeled “Shares Paid in Common Stock”.

“Excluded Assets” shall mean, with respect to each Contributor (other than HoldCo): (a) all corporate, financial, tax and legal records of such Contributor that relate to such Contributor’s business generally (excluding copies of title opinions) or that relate to such Contributor’s Excluded Oil and Gas Assets, if any, together with a duplicate copy (electronic or otherwise) of all of the files and data pertaining to such Contributor’s Contributed Assets; (b) any trade credits, accounts and notes receivable, accounts payable, proceeds or revenues attributable to such Contributor’s Contributed Assets and accruing prior to the Asset Exchange Effective Time; (c) all Hydrocarbons produced from or attributable to the Leases, Units or Wells comprising any part of such Contributor’s Contributed Assets with respect to any periods of time prior to the Asset Exchange Effective Time and not in storage prior to sale or upstream of the sales metering point as of the Closing Date, and all proceeds attributable thereto; (d) all refunds of costs, taxes or expenses attributable to any periods of time prior to the Asset Exchange Effective Time; (e) all proceeds from the settlements of contract disputes with purchasers of Hydrocarbons from or attributable to any of the Leases, Units or Wells comprising any part of such Contributor’s Contributed Assets, including settlement of take-or-pay disputes, insofar as said proceeds are attributable to any periods of time prior to the Asset Exchange Effective Time; (f) all area-wide permits and licenses or other permits, licenses or authorizations used in the conduct of such Contributor’s business generally; (g) all bonds, letters of credit and guarantees, if any, posted by such Contributor or its affiliates with Governmental Authorities and relating to such Contributor’s Contributed Assets; (h) all rights, titles, claims and interests of such Contributor or its affiliates to or under any insurance policy or agreement, any insurance proceeds or to or under any bond or bond proceeds; (g) all rights and claims relating to such

Schedule A - 2

Contributor’s Contributed Assets and attributable to periods of time prior to the Asset Exchange Effective Time; (h) all privileged attorney-client (x) communications, files or records and (y) other documents (other than title opinions); (i) all materials and information that cannot be disclosed as a result of confidentiality obligations to Third Persons; (j) all audit rights arising under any contracts, agreements, instruments or other documents pertaining to such Contributor’s Contributed Assets with respect to any periods of time prior to the Asset Exchange Effective Time or to any of such Contributor’s Excluded Oil and Gas Assets, if any; (k) all analyses, bidder lists and communications with marketing advisers or other bidders in connection with marketing such Contributor’s Excluded Oil and Gas Assets, if any; (l) all amounts paid by Third Persons to such Contributor or its affiliates as overhead for period of time accruing prior to Closing under any joint operating agreements burdening such Contributor’s Contributed Assets; (m) all third-party indemnities where such Contributor is an indemnified party and the proceeds afforded thereby to the extent relating to such Contributor’s Excluded Oil and Gas Assets; (n) all patents, patent applications, logos, service marks, copyrights, trade names or trademarks of or associated with such Contributor, its affiliates or their businesses; (o) such Contributor’s rights and obligations with respect to the Purchase, Sale and Option Agreement dated December 28, 2012, among Resolute Natural Resources, LLC, OpCo, Collins and Wallace LP and the Indemnity Escrow (as defined in said Purchase, Sale and Option Agreement); and (p) such Contributor’s right, title and interest in and to such Contributor’s Excluded Oil and Gas Assets, if any.

“Excluded Oil and Gas Assets” means, with respect to each Contributor (other than HoldCo), such Contributor’s right, title and interest in and to the Oil and Gas Assets listed on Schedule 2.3.

“Final Adjusted Enterprise Value” shall mean (i) the Pre-IPO Value, plus (ii) consolidated long-term indebtedness of the Company as of the Pricing Date, minus (iii) consolidated cash and cash equivalents of the Company as of the Pricing Date, plus (iv) net cash proceeds from the IPO received by Contributors in the IPO from the Company and the public investors in the IPO, minus (v) consolidated net working capital (excluding cash, cash equivalents and amounts attributable to hedging) (whether such consolidated net working capital is positive or negative) of the Company as of the Pricing Date, minus (vi) the consolidated net mark-to-market value of the Company’s hedges (whether positive or negative) as of the Pricing Date, minus (vii) the aggregate value of the non-reserve, non-current assets of OpCo set forth in Schedule B hereto, minus (viii) costs incurred by OpCo in connection with the acquisition of oil and gas leasehold and/or reserve-based assets after October 7, 2013 and prior to the Pricing Date.

“Governmental Authorities” shall mean (a) the United States of America or any state or political subdivision thereof and (b) any court or any governmental or administrative department, commission, board, bureau, agency or arbitration tribunal of the United States of America or of any state or political subdivision thereof.

“HoldCo Cash” shall mean an amount of cash equal to the product of:  (a) the number of shares of Common Stock set forth next to HoldCo’s name on Schedule C under the column labeled “Shares Paid in Cash”, times (b) the Net IPO Share Price.

Schedule A - 3

“HoldCo Common Stock” means the number of shares of Common Stock set forth next to HoldCo’s name on Schedule C under the column labeled “Shares Paid in Common Stock”.

 “Hydrocarbons” shall mean all oil and gas and other hydrocarbons produced or processed in associated therewith.

“Initial Delivery Date” shall have the meaning given to such term in the Underwriting Agreement.

“Laws” shall mean all laws, statutes and ordinances of the United States, any state of the United States and any political subdivision thereof, including all decisions of any Governmental Authority having the effect of law in each such jurisdiction.

“Lock-Up Period” shall have the meaning assigned to such term in the form of Lock-Up attached to the Underwriting Agreement.

“Net IPO Share Price” shall mean the price as set forth in Section 3 of the definitive Underwriting Agreement.

“Oil and Gas Assets” shall mean all of the following, as applicable:

(i)                                     all oil, gas and/or mineral leases, subleases, fee interests, fee mineral interests, mineral servitudes, royalties, overriding royalties, production payments, net profits interests, carried interests, reversionary interests and all other interests of any kind or character in or to oil, gas and/or minerals in place (collectively, “Oil and Gas Interests”), and interests in any pooled acreage, communitized acreage or units arising on account of Oil and Gas Interests being pooled, communitized or unitized into such units (“Units”);

(ii)                                  all oil and gas wells and injection wells that have not been permanently abandoned located on Oil and Gas Interests or Units (collectively, “Wells”), and all Hydrocarbons produced therefrom or allocated thereto from and after the Asset Exchange Effective Time (the Oil and Gas Interests, the Units and Wells being collectively referred to hereinafter as the “Properties”);

(iii)                               all equipment, machinery, fixtures, and other real, personal and mixed property to the extent used or held for use in connection with the Properties;

(iv)                              all surface fee interests, surface leases, easements, rights-of-way and other surface rights to the extent used or held for use in connection with the Properties and all permits (including, without limitation, water withdrawal and disposal permits), licenses, servitudes orders, approvals, variances, waivers, franchises, rights and other authorizations to the extent used or held for use in connection with the Properties;

(v)                                 all contracts and agreements to the extent binding upon or otherwise used or held for use in connection with the Properties or any of the other items identified in this definition;

Schedule A - 4

(vi)                              contracts relating to any of the other items identified in this definition; and

(vii)                           all files, records, maps, information, and data relating to the Properties or any of the other items identified in this definition.

“OpCo Assets” shall mean the Oil and Gas Assets of OpCo as of immediately prior to the Asset Exchange Effective Time.

“OpCo Indemnity Escrow Interests” shall mean the rights and obligations that are being distributed from OpCo to HoldCo as described in Section 3.2(d).

“Participant Share” shall mean, with respect to each Contributor, (i) such Contributor’s Allocation Percentage of the Adjusted Enterprise Value, plus (ii) such Contributor’s share of the value of the non-reserve, non-current assets of OpCo set forth in Schedule B hereto as to which costs and expenses related thereto have been borne by such Contributor.

“Pecos Common Stock” means the number of shares of Common Stock set forth next to Pecos’s name on Schedule C under the column labeled “Shares Paid in Common Stock”.

 “Person” shall mean any natural person, corporation, company, partnership (general or limited), limited liability company, trust, joint venture, joint stock company, unincorporated organization, Governmental Authority or other entity or association.

“Pre-IPO Value” means the product of (i) the quotient obtained by dividing (A) the gross proceeds from the IPO by (B) a fraction (expressed as a percentage), the numerator of which is the number of Publicly Offered Securities to be sold to the public in the IPO by the Company and the Contributors and the denominator of which is the total number of securities of the same class or series as the Publicly Offered Securities (including the Publicly Offered Securities) that will be outstanding immediately after the IPO and (ii) the difference between 100% and the percentage described in clause (i)(B) of this definition.

“Preliminary Prospectus Date” means the filing date of the preliminary prospectus for the IPO in which the pricing range for the Publicly Offered Securities is estimated.

“Pricing Date” means the date of the definitive Underwriting Agreement.

“Publicly Offered Securities” shall mean the shares of Common Stock proposed to be offered to the public in the IPO by the Company and the Contributors.

“Rising Star Cash” shall mean an amount of cash equal to the product of:  (a) the number of shares of Common Stock set forth next to Rising Star’s name on Schedule C under the column labeled “Shares Paid in Cash”, times (b) the Net IPO Share Price.

“Rising Star Common Stock” means the number of shares of Common Stock set forth next to Rising Star’s name on Schedule C under the column labeled “Shares Paid in Common Stock”.

Schedule A - 5

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, ad valorem, sales, use, employment, social security, disability, occupation, property, severance, value added, goods and services, documentary, stamp duty, transfer, conveyance, capital stock, excise, withholding, license, excise, windfall profits, payroll or other taxes, assessments, charges, duties, fees, levies or other charges of any kind whatsoever imposed by or on behalf of any governmental authority, including any interest, penalty or addition thereto, including, but not limited to, any liability for such amounts as a result of (i) being a transferee or successor or member of a combined, consolidated, unitary or affiliated group, or (ii) a contractual obligation to indemnify any person or other entity.

“Third Person” shall mean (i) any Person other than a Party or its affiliates and (ii) any Governmental Authority.

“Transaction Documents” shall mean this Agreement, the assignment agreements delivered pursuant to Section 2.5 and any other document, certificate or instrument contemplated by this Agreement.

“Underwriting Agreement” shall mean the Form of Underwriting Agreement filed as Exhibit 1.1 to the Registration Statement.

“Wallace LP Cash” shall mean an amount of cash equal to the product of:  (a) the number of shares of Common Stock set forth next to Wallace LP’s name on Schedule C under the column labeled “Shares Paid in Cash”, times (b) the Net IPO Share Price.

“Wallace LP Common Stock” means the number of shares of Common Stock set forth next to Wallace LP’s name on Schedule C under the column labeled “Shares Paid in Common Stock”.

Schedule A - 6

(b)                                 The following additional terms shall have the meanings defined in the Section indicated:

Defined Term/Section Reference

ACTOIL	3.2(c)
ACTOIL Indemnitees	7.2(b)
ACTOIL Letter Agreement	3.2(c)
Agreement	introductory paragraph
Asset Exchange Common Stock	Recital 11(e)
Asset Exchange Effective Time	2.2
Asset Exchange Properties	3.2(a)
Asset Exchanges	2.2
Closing	2.4
Closing Date	2.4
Collins	introductory paragraph
Collins & Wallace Letter Agreement	Recital 9
Collins Assets	Recital 3
Collins Common Stock	Recital 11(b)
Common Stock	Recital 1
Commonly Owned Properties	3.2(a)
Company	introductory paragraph
Company Parties	Article 5
Contributed Assets	Recital 6
Contributor	introductory paragraph
Contributor Pledge	6.2(b)
CW Holdings	introductory paragraph
CW Holdings Assets	Recital 5
CW Holdings Common Stock	Recital 11(d)
Exchanges	2.2
Excluded Assets	2.3
HoldCo	introductory paragraph
HoldCo Common Stock	Recital 10
HoldCo Exchange	2.1
HoldCo Exchange Effective Time	2.1
Indemnifying Party	7.2(a)
Indemnitees	7.2(a)
Interim Period	3.2(a)
IPO	Recital 8
Lock-Up Agreement	7.1
OpCo	introductory paragraph
OpCo Interests	Recital 1
Parties	introductory paragraph
Party	introductory paragraph
Pecos	introductory paragraph
Pecos Assets	Recital 6
Pecos Common Stock	Recital 11(e)

Schedule A - 7

Registration Statement	Recital 8
Rising Star	introductory paragraph
Rising Star Assets	Recital 2
Rising Star Common Stock	Recital 11(a)
Stockholders’ Agreement	6.2(a)(iv)
Tax Treatment	6.1
Transactions	6.1
Wallace	introductory paragraph
Wallace LP Assets	Recital 4
Wallace LP Common Stock	Recital 11(c)

Schedule A - 8

Schedule B

Non-Reserve, Non-Current Assets of OpCo

[See attached]

Schedule B -- Non-Reserve, Non-Current Assets of OpCoOther Assets, Billed to WI PartnersShare of Non-Reserve, Non-Current AssetsService Wells$4,408,060Ted Collins, Jr.Wallace Family PartnershipCollins Wallace HoldingsRising Star Development CoPecos Energy Partners, L.P. Facilities776,115Pipelines97,202$4,201,063$4,201,063–$1,038,149– Sale Transfers(744,884) PP&E$4,536,49314.3934%14.3934%–2.7266%– Accumulated Depr.(335,429) Net PP&E$4,201,063$604,676$604,676–$28,306– Other PPE, 100% RSPAutomobiles$40,225Land805,015Building384,860Furnitures & Fixtures241,050PP&E$1,471,150Accumulated Depr.(189,389) Net PP&E$1,281,761Total Other Assets$5,482,825

Schedule C

Consideration

Contributor	Total Share Consideration	Shares Paid in Common Stock	Shares Paid in Cash
Collins	9,989,126	9,902,876	86,250
Wallace LP	9,989,126	9,954,626	34,500
CW Holdings	2,166,152	2,166,152	—
Rising Star	1,887,968	1,793,123	94,845
Pecos	105,170	105,170	—
HoldCo	30,045,832	28,536,427	1,509,405

Schedule 2.3

Excluded Assets

1.
	CONTRIBUTOR:	WALLACE FAMILY PARTNERSHIP, LP
	EXCLUDED ASSET:	All Contributor’s Overriding Royalty Interests
	ASSIGNMENT	Distribution Assignment and Bill of Sale
	DATE	December 14, 2010
	ASSIGNOR:	Patriot Resources Partners LLC
	ASSIGNEE:	Wallace Family Partnership, LP
COVERING:

Block 41, T1S, T&P Survey, Ector & Midland Counties, Texas

Section 27: E¾ (Ector Co)

Section 33: E½ & W½ (Ector Co)

Section 34: All (Ector Co)

Section 35: W½ (Ector & Midland Co)

Section 39: S½ & N½ (Ector & Midland Co)

Section 40: S½ & N½ (Ector Co)

Section 41: All (Ector Co)

Section 45: All (Ector Co)

Section 46: All (Ector & Midland Co)

Block 41, T2S, T&P Survey, Ector County, Texas

Section 4: All

	RECORDING:	Document No 2010-17633, OPR, Ector County, Texas Document No 2010-24363, OPR, Midland County, Texas
IN RE:

Assignment of ORRI dated June 3, 2008

Bill Hightower, Jr., Assignor & F. Ferrell Davis, et al Assignee

Volume 2256, Page 323, Doc No 2008-9590, OPR, Ector County, Texas

Volume 3051, Page 373, Doc No 2008-12459, OPR, Midland County, Texas

2.
	CONTRIBUTOR:	WALLACE FAMILY PARTNERSHIP, LP
	EXCLUDED ASSET:	All Contributor’s Mineral & Royalty Interests
	ASSIGNMENT	Distribution Assignment and Bill of Sale
	DATE	December 14, 2010
	ASSIGNOR:	Patriot Resources Partners LLC
	ASSIGNEE:	Wallace Family Partnership, LP
COVERING:

Block 40, T1S, T&P Survey, Midland County, Texas

Section 42: a 500-acre tract being located in the Northwest part of said Section 42 and having and East and West dimension of 1,591 varas and a North and South dimension of 1,773 varas and having its Northwest corner at the Northwest corner of said Section 42 and its lines along and parallel to section lines.

	RECORDING:	Document No 2010-17633, OPR, Ector County, Texas Document No 2010-24363, OPR, Midland County, Texas

Schedule 2.3

	IN RE:	Mineral Deed dated July 10, 2009 Ted Collins, Jr., Grantor & Patriot Resources Partners LLC, Grantee Document No 2010-17004, OPR, Midland County, Texas

3.
	CONTRIBUTOR:	TED COLLINS, JR.
	EXCLUDED ASSET:	All Contributor’s Overriding Royalty Interests
	ASSIGNMENT	Distribution Assignment and Bill of Sale
	DATE	December 14, 2010
	ASSIGNOR:	Patriot Resources Partners LLC
	ASSIGNEE:	Ted Collins, Jr.
COVERING:

Block 41, T1S, T&P Survey, Ector & Midland Counties, Texas

Section 27: E¾ (Ector Co)

Section 33: E½ & W½ (Ector Co)

Section 34: All (Ector Co)

Section 35: W½ (Ector & Midland Co)

Section 39: S½ & N½ (Ector & Midland Co)

Section 40: S½ & N½ (Ector Co)

Section 41: All (Ector Co)

Section 45: All (Ector Co)

Section 46: All (Ector & Midland Co)

Block 41, T2S, T&P Survey, Ector County, Texas

Section 4: All

	RECORDING:	Document No 2010-17633, OPR, Ector County, Texas Document No 2010-24363, OPR, Midland County, Texas
IN RE:

Assignment of ORRI dated June 3, 2008

Bill Hightower, Jr., Assignor & F. Ferrell Davis, et al Assignee

Volume 2256, Page 323, Doc No 2008-9590, OPR, Ector County, Texas

Volume 3051, Page 373, Doc No 2008-12459, OPR, Midland County, Texas

4.
	CONTRIBUTOR:	TED COLLINS, JR.
	EXCLUDED ASSET:	All Contributor’s Mineral & Royalty Interests
	ASSIGNMENT	Distribution Assignment and Bill of Sale
	DATE	December 14, 2010
	ASSIGNOR:	Patriot Resources Partners LLC
	ASSIGNEE:	Ted Collins, Jr.
COVERING:

Block 40, T1S, T&P Survey, Midland County, Texas

Section 42: a 500-acre tract being located in the Northwest part of said Section 42 and having and East and West dimension of 1,591 varas and a North and South dimension of 1,773 varas and having its Northwest corner at the Northwest corner of said Section 42 and its lines along and parallel to section lines.

	RECORDING:	Document No 2010-17633, OPR, Ector County, Texas

Document No 2010-24363, OPR, Midland County, Texas
IN RE:	Mineral Deed dated July 10, 2009 Ted Collins, Jr., Grantor & Patriot Resources Partners LLC, Grantee Document No 2010-17004, OPR, Midland County, Texas

Schedule 3.1

Initial True-Up Calculations

[See attached]

Post-Closing Adjustment for Final Adjusted Enterprise Value Assumes IPO Midpoint Price of $20.00 per share; 7.5mm Primary Shares Offered; 12.5mm Secondary Shares Offered; and 72.5mm Shares Outstanding at IPO Final Adjusted Enterprise Value Adjustments for Illustrative Purposes Only Preliminary Prospectus Actual Offering Final Adjusted Post-Closing $ Amount # of Shares Value of Shares Enterprise Value Adjustments Adjusted Enterprise Value Calculations Price per Share $20.00 $21.00 $21.00 Pre-IPO Value $1,050,000,000 $1,102,500,000 (i) Total IPO Proceeds / Percentage of Shares Sold $1,450,000,000 $1,522,500,000 (ii) Percentage of Shares Not Sold 72.4% 72.4% Adjusted Enterprise Value $1,383,813,670 $1,464,829,297 (i) Pre-IPO Value $1,050,000,000 $1,102,500,000 (ii) Plus: Consolidated Long-Term Indebtedness $126,154,996 $130,000,000 (iii) Minus: Consolidated Cash & Cash Equivalents ($10,691,650) ($5,000,000) (iv) Plus: Net Proceeds Received by Selling Equityholders $250,000,000 $262,500,000 (v) Minus: Consolidated Net Working Capital ($14,305,735) ($7,500,000) (vi) Minus: Consolidated Mark-to-Market Value of Hedges $276,761 ($50,000) (vii) Minus: Non-reserve, Non-current Assets ($5,482,825) ($5,482,825) (viii) Minus: Acquisition Costs Incurred by RSP ($12,137,878) ($12,137,878) Adjusted Enterprise Value Calculations Ted Collins, Jr. 14.393% $199,177,837 $210,838,740 Wallace Family Partnership, LP 14.393% $199,177,837 $210,838,740 Collins & Wallace Holdings, LLC 3.131% $43,323,055 $45,859,411 ACTOIL, LLC 16.214% $224,374,316 $237,510,352 Rising Star Development Co 2.727% $37,731,064 $39,940,036 Pecos Operating 0.152% $2,103,397 $2,226,541 RSP Permian, LLC 48.990% $677,926,166 $717,615,478 Total $1,383,813,670 $1,464,829,297 Adjustments to Participant Share at IPO Non-reserve, Non-current Assets Total Attributable Non-reserve, Non-current Assets $4,201,063 $4,201,063 Ted Collins, Jr. 14.393% $604,676 $604,676 Wallace Family Partnership, LP 14.393% $604,676 $604,676 ACTOIL, LLC 25.000% $1,050,266 $1,050,266 Rising Star Development Co $28,306 $28,306 Aggregate Deficit Accounts ACTOIL, LLC ($9,092,059) ($9,000,000) Participant Share at IPO Ted Collins, Jr. $199,782,513 9,989,126 $209,771,638 $211,443,416 $1,671,778 Wallace Family Partnership, LP $199,782,513 9,989,126 $209,771,638 $211,443,416 $1,671,778 Collins & Wallace Holdings, LLC $43,323,055 2,166,153 $45,489,207 $45,859,411 $370,204 ACTOIL, LLC $216,332,523 10,816,626 $227,149,149 $229,560,618 $2,411,468 Rising Star Development Co $37,759,370 1,887,968 $39,647,338 $39,968,342 $321,004 Pecos Operating $2,103,397 105,170 $2,208,567 $2,226,541 $17,974 RSP Permian, LLC $600,916,630 30,045,832 $630,962,462 $624,498,257 ($6,464,205) Total $1,300,000,000 65,000,000 $1,365,000,000 $1,365,000,000 $0

Schedule 3.2

Interim Period True-Up Calculations

[See attached]

Post-Closing Adjustment for Actual Interim Period Net Income vs. Allocated Interim Period Net Income Interim Period is the period between October 1, 2013 and the IPO Exchange Date All Calculations for Interim Period Net Income for Illustrative Purposes Only Allocated Interim Period Net Income Aggregate Interim Period Wallace Family Collins & Wallace Rising Star Net Income RSP Permian, LLC Ted Collins, Jr. Partnership, LP Holdings, LLC ACTOIL, LLC Development Co Pecos Operating Allocation % 100.0000% 48.9897% 14.3934% 14.3934% 3.1307% 16.2142% 2.7266% 0.1520% Sales of Oil & Gas $53,691,045 $26,303,082 $7,727,967 $7,727,967 $1,680,906 $8,705,573 $1,463,940 $81,610 Lease Operating Expenses ($7,384,699) ($3,617,742) ($1,062,909) ($1,062,909) ($231,193) ($1,197,370) ($201,351) ($11,225) Severance and Ad Valorem Taxes ($3,933,854) ($1,927,183) ($566,215) ($566,215) ($123,157) ($637,843) ($107,260) ($5,979) Capital Expenditures ($42,370,540) ($20,757,200) ($6,098,561) ($6,098,561) ($1,326,494) ($6,870,044) ($1,155,275) ($64,403) Allocated Interim Period Net Income $1,952 $956 $281 $281 $61 $317 $53 $3 Actual Interim Period Net Income Aggregate Interim Period Wallace Family Collins & Wallace Rising Star Net Income RSP Permian, LLC Ted Collins, Jr. Partnership, LP Holdings, LLC ACTOIL, LLC Development Co Pecos Operating Sales of Oil & Gas $53,691,045 $22,276,253.39 $8,264,877 $8,264,877 $2,754,726 $9,242,484 $2,269,306 $618,521 Lease Operating Expenses ($7,384,699) ($3,063,889.43) ($1,136,756) ($1,136,756) ($378,887) ($1,271,217) ($312,122) ($85,072) Severance and Ad Valorem Taxes ($3,933,854) ($1,632,144.12) ($605,554) ($605,554) ($201,834) ($677,181) ($166,268) ($45,318) Capital Expenditures ($42,370,540) ($17,579,409.93) ($6,522,267) ($6,522,267) ($2,173,905) ($7,293,749) ($1,790,833) ($488,109) Actual Interim Period Net Income $1,952 $810 $300 $300 $100 $336 $83 $22 Post-Closing Adjustments Aggregate Interim Period Wallace Family Collins & Wallace Rising Star Net Income RSP Permian, LLC Ted Collins, Jr. Partnership, LP Holdings, LLC ACTOIL, LLC Development Co Pecos Operating Post-Closing Adjustments – ($146) $20 $20 $39 $20 $29 $20

Schedule 4.5

Consents

[See attached]

SCHEDULE 4.5

Attached to and made a part of that certain MASTER CONTRIBUTION AGREEMENT dated January [ ], 2014 by and among RSP PERMIAN, INC., et al and TED COLLINS, JR., WALLACE FAMILY PARTNERSHIP, LP, et al

Prospect	RSP No.	Lessor	Response
Cowden, West	TX1121.000	Leigh Street Royalties, Ltd., et al	Prior Written Consent with Exceptions & Provide Copies
Johnson Ranch	TX1049.000	Monta Jo Glass Johnson Tr № 2 & № 3, Bert Johnson, et al, Co-Trustee; Sterling Holt Johnson; Katherine Johnson McKenna; Douglas Scharbauer, Jr.; Sarah Anne Scharbauer; Scharbauer 2004 Trust for Daniel Scharbauer, Karen Scharbauer, Trustee; Myra Glass, Ex'	Written Consent & Provide Copies
Johnson Ranch	TX1050.000	Myra B. Glass, Ind Ex'x o/e/o George Holt Glass, et al	Prior Written Consent & Provide Copies
Llano (Pecan Acres)	TX1129.005	Pogo Producing Company	Prior written Consent
Parks	TX1001.001	Charlotte Parks Kimberlin, Ind & Trustee of Charlotte Parks Kimberlin Trust, et al	Written Consent
Parks	TX1001.005	Anadarko E&P Company, LP	Prior Written Consent
Parks (Sec 38)	TX1126.023	PEC Minerlas LP	Prior Written Consent
Parks (Sec 38)	TX1126.025	Hunt Oil Company	Prior Written Consent
Parks (Sec 38)	TX1130.001	Spanish Trail Land and Cattle Company, L.P., & IBEX Mineral Resources, L.L.C.	Prior Written Consent

Master Contribution Agreement - Schedule 4.5

Page 1 of 2
12/31/2013 3:47 PM

Prospect RSP No. Lessor Response Spanish Trail TX1070.000 Spanish Trail Land & Cattle Company, L.P., & IBEX Mineral Resources, L.L.C. Written Consent Spanish Trail (I-20) TX1134.020 Stephen H. Parker & Timothy H. Parker Prior Written Consent & Provide Copies Spanish Trail (I-20) TX1135.001 HCMC Inc., Peggy McCulloch, Individually & as Co-Trustee of the McCulloch Family Trust under the Will of H.C. McCulloch, Deceased, & Michael J. McCullock, Individually & as Co-Trustee of the McCulloch Family Trust under the Will of H.C. McCulloch, Deceased Prior Written Consent & Provide Copies Spanish Trail (I-20) TX1135.026 HCMC Inc. Prior Written Consent & Provide Copies Spanish Trail, West TX1130.001 Spanish Trail Land and Cattle Company, L.P., & IBEX Mineral Resources, L.L.C. Prior Written Consent Spanish Trail, West (Kemmer) TX1130.001 Spanish Trail Land and Cattle Company, L.P., & IBEX Mineral Resources, L.L.C. Prior Written Consent Spanish Trail, West (Kemmer) TX1130.002 American State Bank, Lubbock, Texas, as Trustee of the Beal Foundation Investment Trust Written Consent Spanish Trail, West (South) TX1130.001 Spanish Trail Land and Cattle Company, L.P., & IBEX Mineral Resources, L.L.C. Prior Written Consent Spanish Trail, West (West) TX1130.001 Spanish Trail Land and Cattle Company, L.P., & IBEX Mineral Resources, L.L.C. Prior Written Consent Spanish Trail, West (West) TX1130.002 American State Bank, Lubbock, Texas, as Trustee of the Beal Foundation Investment Trust Written Consent Master Contribution Agreement - Schedule 4.5 Page 2 of 2 12/31/2013 3:47 PM

Schedule 4.6

Preferential Purchase Rights

[See attached]

Master Contribution Agreement - Schedule 4.6 Page 1 of 1 SCHEDULE 4.6 - PREFERENTIAL PURCHASE RIGHTS Attached to that certain MASTER CONTRIBUTION AGREEMENT dated January [ ], 2014 by and among RSP PERMIAN, INC., et al and WALLACE FAMILY PARTNERSHIP, LP & TED COLLINS, JR., et al 1. RSP Contract .: C-TX156 Date: February 19, 2008 Operator: RSP Permian, L.L.C. Non-Operators: Wallace Family Partnership, LP, et al Recording: Unrecorded (Memorandum is not recorded) Lands Covered: Block 40, T-1-S, T&P RR Co. Survey, Midland County, Texas Section 38: All, save & except the NW¼, leaving 497.85 acres Section 46: All, containing 668.20 acres Section 47: All, save & except 2.342 acres more particularly described by metes and bounds in WD from Scharbauer Brothers & Co. to Texas Electric Service Company dated February 13, 1984, recorded in Volume 812, Page 213, Deed Records, Midland County, Texas, leaving 640.72 acres Section 48: S½, containing 334.10 acres Block 40, T-2-S, T&P RR Co. Survey, Midland County, Texas Section 1: North 232 acres Section 2: N½, containing 334.30 acres Section 3: All, containing 644.70 acres Section 4: All, save & except 106.88 acres conveyed to the City of Midland by Warranty Deeds recorded in Volume 55, Page 616 and Volume 63, Page 475, Deed Records, Midland County, Texas, leaving 560.92 acres Section 9: That portion lying North of the Railroad right-of-way, containing 365.62 acres, more or less, save & except that certain 208.23-acre tract conveyed to the City of Midland by Warranty Deeds recorded in Volume 50, Page 34 and Volume 55, Page 616, Deed Records, Midland County, Texas, leaving 157.39 acres Section 10: East 20 acres of the NW¼, containing 20.0 acres Pref Right Held By: RSP Permian, L.L.C. 66.766328% WI Compass Oil & Gas, L.P. 07.000000% WI 2. RSP Contract .: C-TX213 Date: May 1, 2010 Operator: RSP Permian, L.L.C. Non-Operators: Wallace Family Partnership, LP, et al Recording: Unrecorded (Memorandum is not recorded) Lands Covered: Block 40, T-2-S, T&P RR Co. Survey, Midland County, Texas Section 2: S½, containing 332.20 acres Section 10: All, containing 640.00 acres Section 11: All, containing 640.00 acres Pref Right Held By: RSP Permian, L.L.C. 71.661169% WI STG Development II LLC (Section 11 only) 03.000000% WI

Exhibit A-1

Rising Star Assets

Oil and Gas Interests

[See attached]

Wells

[See attached]

Exhibit A-1

Oil Gas Interests

Attached to that certain MASTER CONTRIBUTION AGREEMENT dated January 6, 2014 by and among RSP PERMIAN, INC., WALLACE FAMILY PARTNERSHIP, LP & TED COLLINS, JR., et al

RSPNo	Lessor	Lessee	Date	GrAcres	Description	Instrument	Recording	County
TX1049.000	Monta Jo Glass Johnson Tr № 2 & № 3, Bert Johnson, et al, Co-Trustee; Sterling Holt Johnson; Katherine Johnson McKenna; Douglas Scharbauer, Jr.; Sarah Anne Scharbauer; Scharbauer 2004 Trust for Daniel Scharbauer, Karen Scharbauer, Trustee; Myra Glass, Ex'r o/e/o George Holt Glass; George Holt Glass, Jr, Ind & Trustee of George Holt Glass Tr № 2 & № 3; Doyle Dudley Glass, Ind & Trustee; Braxton Best Glass, Ind & Trustee; Dorothy Holt Kimsey, Trustee of Dorothy Kimsey Rev Mgmt Trust; Robert B Holt; Elizabeth Walter for Cowden Walter LP; Leigh Street Royalties, Ltd; Cowbell Royalties, Ltd; Cynthia Cowden Clark; Lynn Cowden; Susan Cowden Raybourn; Courtney Cowden, Jr; Ellis Price Cowden	Baytech, LLP	1/15/2007	2930.05	**T&P Survey, Blk 39, T1N** Section 04: All Section 09: All Section 10: All Section 15: N½ Section 16: All	MM	Vol 190, Pge 643	Martin
TX1050.000	Myra B. Glass, Independent Executrix of the Estate of George Holt Glass, et al	Baytech, LLP	7/20/2007	320	**T&P Survey, Blk 39, T1N** Section 13: S½	MM	Vol 205, Pge 576	Martin

1

Exhibit A-1

Exhibit A-1 Wells Attached to that certain MASTER CONTRIBUTION AGREEMENT dated January 6, 2014 by and among RSP PERMIAN, INC., WALLACE FAMILY PARTNERSHIP, LP & TED COLLINS, JR., et al Well Name Glass Ranch 1301 Glass Ranch 1302 Glass Ranch 1303 Glass Ranch 1304 Johnson Ranch 0401 Johnson Ranch 0402 Johnson Ranch 0403 Johnson Ranch 0405 Johnson Ranch 0406 Johnson Ranch 0407 Johnson Ranch 0409 Johnson Ranch 0901 Johnson Ranch 0902 API Well Name 317-35234 Johnson Ranch 1604 317-35738 Johnson Ranch 1503 317-35965 Johnson Ranch 1504 317-35964 Johnson Ranch 1601 317-35098 Johnson Ranch 1602 317-35655 Johnson Ranch 1604 317-36638 Johnson Ranch 1605 317-36648 Johnson Ranch 1606 317-38299 Johnson Ranch 1607 317-36926 Johnson Ranch 1608 317-36927 Johnson Ranch 1609 317-35167 Johnson Ranch 1002 317-36010 Johnson Ranch 1003 Johnson Ranch 0903 Johnson Ranch 0904 Johnson Ranch 0905 Johnson Ranch 0907 Johnson Ranch 0911 Johnson Ranch 0912M Johnson Ranch 0912W Johnson Ranch 1001 Johnson Ranch 1503 Johnson Ranch 1504 Johnson Ranch 1601 Johnson Ranch 1602 317-36422 Johnson Ranch 1004 317-36775 Johnson Ranch 1005 317-38038 Johnson Ranch 1006 317-36971 Johnson Ranch 1010 317-37103 Johnson Ranch 1501 317-38917 Johnson Ranch 1502 317-38564 317-34937 317-37704 317-37104 317-35250 317-35580 API 317-36649 317-37704 317-37104 317-35250 317-35580 317-36649 317-36645 317-36977 317-36928 317-38271 317-38313 317-34896 317-36976 317-36520 317-37705 317-38314 317-38272 317-35737 317-36924 2 Exhibit A-1

Exhibit A-2

Collins Assets

Oil and Gas Interests

[See attached]

Wells

[See attached]

Exhibit A-2

Oil and Gas Interests

Attached to that certain MASTER CONTRIBUTION AGREEMENT dated January 6, 2014 by and among RSP PERMIAN, INC., WALLACE FAMILY PARTNERSHIP, LP & TED COLLINS, JR., et al

Bus Barn Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.001	Fred Turner Minerals Ltd.	F. Ferrell Davis	9/1/2008	MM Rat	Vol 3107, Pge 13 DocNo: 2011-12838	Midland Midland	659.00

T&P Survey, Blk 40, T1S, Midland County, Texas
Section 26: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.002	JKL Co.	F. Ferrell Davis	9/1/2008	MM Rat	Vol 3107, Pge 15 DocNo: 2011-12837	Midland Midland	659.00

T&P Survey, Blk 40, T1S, Midland County, Texas
Section 26: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.003	Janet Rose Durham Sam	F. Ferrell Davis	9/1/2008	MM Rat	Vol 3107, Pge 17 DocNo: 2011-12835	Midland Midland	659.00

T&P Survey, Blk 40, T1S, Midland County, Texas
Section 26: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.004	Kathryn Frances Durham Stuard	F. Ferrell Davis	9/1/2008	MM Rat	Vol 3107, Pge 19 DocNo: 2011-12834	Midland Midland	659.00

T&P Survey, Blk 40, T1S, Midland County, Texas
Section 26: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.005	Fred Colin Durham	F. Ferrell Davis	9/1/2008	MM Rat	Vol 3107, Pge 21 DocNo: 2011-12836	Midland Midland	659.00

T&P Survey, Blk 40, T1S, Midland County, Texas
Section 26: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.006	Byerley Partners, Ltd.	F. Ferrell Davis	8/1/2008	ExtRat MM	DocNo: 2011-20159 Vol 3107, Pge 11	Midland Midland	656.49

T&P Survey, Blk 40, T1S, Midland County, Texas
Section 26: All, save and except a 2.51 acre tract of land located in the SW corner of said Section 26, which said 2.51 acres is described in Deed dated Aug. 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.007	Maecenas Minerals, L.L.P.	F. Ferrell Davis	9/10/2008	MM	Vol 3108, Pge 558	Midland	656.49

T&P Survey, Blk 40, T1S, Midland County, Texas
Section 26: All, save and except a 2.51 acre tract of land located in the SW corner of said Section 26, which said 2.51 acres is described in Deed dated Aug. 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

Exhibit A-2
Page 1 of 57

Bus Barn Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.008	Randy Geiselman, and wife Sandra Geiselman	F. Ferrell Davis	11/14/2008	MM	Vol 3121, Pge 439	Midland	656.49

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save and except a 2.51 acre tract of land located in the SW corner of said Section 26, which said 2.51 acres is described in Deed dated Aug. 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.009	T.C. Tubb, and wife, Iris Tubb	David Y. Rogers	6/18/2008	MM	Vol 3107, Pge 9	Midland	610.06

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: BEGINNING at the NW corner of Section 26 for the NW corner of this tract, a point in County Road 60-W; THENCE N. 74° 20' E. 5,423.61 feet along the north line of Section 26 for the NE corner of this section; THENCE S. 15° 10' E. 5,288.9 feet along the east line of Section 26 to a point for the SE corner of Section 26; THENCE S. 74° 18' 15" W. 4,804.88 feet to a point in the NE right-of-way line of State Highway 158 for a corner of this tract; THENCE N. 60° 03' 43" W. 880.46 feet along the NE ROW line of the highway to a point in the west line of Section 26 for the SW corner of this tract; THENCE N. 15° 08' W. 4,662.24 feet along the west line of Section 26 to the POB,

SAVE AND EXCEPT that certain five acre tract as described in Vol. 536, Page 411; that certain ten acre tract as described in Vol. 602, Page 247; that certain ten acre tract as described in Vol. 572, Page 754; that certain 1.92 acre tract as described in Vol. 614, Page 675; that certain 4.54 acre tract as described in Vol. 160, Page 277; that certain 10.84 acre tract as described in Vol. 667, Page 576 and that certain 2 acre tract as described in Vol. 667, Page 579, leaving a total of 610.06 acres, more or less and containing 610.06 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.010	Jimmy Ray Kelley	F. Ferrell Davis	1/30/2009	MM	Vol 2009, Pge 5666	Midland	610.06

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: BEGINNING at the NW corner of Section 26 for the NW corner of this tract, a point in County Road 60-W; THENCE N. 74° 20' E. 5,423.61 feet along the north line of Section 26 for the NE corner of this section; THENCE S. 15° 10' E. 5,288.9 feet along the east line of Section 26 to a point for the SE corner of Section 26; THENCE S. 74° 18' 15" W. 4,804.88 feet to a point in the NE right-of-way line of State Highway 158 for a corner of this tract; THENCE N. 60° 03' 43" W. 880.46 feet along the NE ROW line of the highway to a point in the west line of Section 26 for the SW corner of this tract; THENCE N. 15° 08' W. 4,662.24 feet along the west line of Section 26 to the POB,

SAVE AND EXCEPT that certain five acre tract as described in Vol. 536, Page 411; that certain ten acre tract as described in Vol. 602, Page 247; that certain ten acre tract as described in Vol. 572, Page 754; that certain 1.92 acre tract as described in Vol. 614, Page 675; that certain 4.54 acre tract as described in Vol. 160, Page 277; that certain 10.84 acre tract as described in Vol. 667, Page 576 and that certain 2 acre tract as described in Vol. 667, Page 579, leaving a total of 610.06 acres, more or less and containing 610.06 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.011	Adrian Nicole Sizemore	F. Ferrell Davis	8/14/2008	ExtRat	DocNo: 2011-20160	Midland	610.06
				MM	Vol 3091, Pge 864	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: BEGINNING at the NW corner of Section 26 for the NW corner of this tract, a point in County Road 60-W; THENCE N. 74° 20' E. 5,423.61 feet along the north line of Section 26 for the NE corner of this section; THENCE S. 15° 10' E. 5,288.9 feet along the east line of Section 26 to a point for the SE corner of Section 26; THENCE S. 74° 18' 15" W. 4,804.88 feet to a point in the NE right-of-way line of State Highway 158 for a corner of this tract; THENCE N. 60° 03' 43" W. 880.46 feet along the NE ROW line of the highway to a point in the west line of Section 26 for the SW corner of this tract; THENCE N. 15° 08' W. 4,662.24 feet along the west line of Section 26 to the POB,

SAVE AND EXCEPT that certain five acre tract as described in Vol. 536, Page 411; that certain ten acre tract as described in Vol. 602, Page 247; that certain ten acre tract as described in Vol. 572, Page 754; that certain 1.92 acre tract as described in Vol. 614, Page 675; that certain 4.54 acre tract as described in Vol. 160, Page 277; that certain 10.84 acre tract as described in Vol. 667, Page 576 and that certain 2 acre tract as described in Vol. 667, Page 579, leaving a total of 610.06 acres, more or less and containing 610.06 acres, more or less.

Exhibit A-2

Page 2 of 57

Bus Barn Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.012	Virginia Elizabeth Sizemore White	F. Ferrell Davis	8/14/2008	MM	Vol 3091, Pge 867	Midland	692.44

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: BEGINNING at the NW corner of Section 26 for the NW corner of this tract, a point in County Road 60-W; THENCE N. 74° 20' E. 5,423.61 feet along the north line of Section 26 for the NE corner of this section; THENCE S. 15° 10' E. 5,288.9 feet along the east line of Section 26 to a point for the SE corner of Section 26; THENCE S. 74° 18' 15" W. 4,804.88 feet to a point in the NE right-of-way line of State Highway 158 for a corner of this tract; THENCE N. 60° 03' 43" W. 880.46 feet along the NE ROW line of the highway to a point in the west line of Section 26 for the SW corner of this tract; THENCE N. 15° 08' W. 4,662.24 feet along the west line of Section 26 to the POB,

SAVE AND EXCEPT that certain five acre tract as described in Vol. 536, Page 411; that certain ten acre tract as described in Vol. 602, Page 247; that certain ten acre tract as described in Vol. 572, Page 754; that certain 1.92 acre tract as described in Vol. 614, Page 675; that certain 4.54 acre tract as described in Vol. 160, Page 277; that certain 10.84 acre tract as described in Vol. 667, Page 576 and that certain 2 acre tract as described in Vol. 667, Page 579, leaving a total of 610.06 acres, more or less and containing 610.06 acres, more or less.

Section 26: W½SE¼

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.013	Ruth Ann Riek	F. Ferrell Davis	11/12/2008	AMD	DocNo: 2012-14353	Midland	4.00
				AMD	DocNo: 2012-9302	Midland	
				OGL	Vol 3137, Pge 849	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: The S 4 acres of an 8-acre tract of land out of the SE¼, more fully described as BEGINNING at a 1/2" iron rod found for the SW corner of said 8-acre tract; THENCE S 74°26'39" W, along the S line of said 8-acre tract, at 430.52' pass a 1/2" iron rod, set in the E ROW line of County Road 1241-N (60' ROW), in all a total distance of 460.52' to a point for the SW corner of this tract common with the SW corner of said 8-acre tract & lying in the centerline of County Road 1241-N; THENCE N 15°05' W, along said centerline, a distance of 378.84' to a point for the NW corner of this tract; THENCE N 74°26'39" E., departing said centerline, at 30' pass a 1/2" iron rod set for a corner in the E line of said County Road, in all, a total distance of 459.37' to a 1/2" iron rod set for the NE corner of this tract lying in the E line of said 8-acre tract; THENCE S 15°15'25" E a distance of 378.83' to the POB & containing 4 acres of land, more or less, of which the W 30' is reserved for roadway purposes.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.014	Billie Pace Revocable Trust	F. Ferrell Davis	5/4/2009	MM	DocNo: 2009-13040	Midland	656.49
				MM	DocNo: 2012-14224	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.015	Patricia Gilbert	F. Ferrell Davis	5/19/2009	MM	DocNo: 2009-13041	Midland	16.65
				MM	DocNo: 2010-2644	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: 16.65 acres, being all that certain 10.0 acres as described in that certain Deed recorded in Volume 572, Page 754 of the Deed Records of Midland County, Texas, all that certain 1.92 acres as described in that certain Lease recorded in Volume 614, Page 675, of the Deed Records of Midland County, Texas, and all that certain 5.0 acres as described in that certain Deed recorded in Volume 513,. Page 512 of the Deed Records of Midland County, Texas, SAVE AND EXCEPT that certain .27 acres described in that certain Deed recorded in Volume 685, Page 662 of the Deed Records of Midland County, Texas, all in Section 26, Block 40, T-1-S, T&P RRY Co.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.016	Fredda Louise Black	F. Ferrell Davis	6/18/2009	MM	DocNo: 2009-13042	Midland	659.00
				MM	DocNo: 2012-14220	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

Exhibit A-2

Page 3 of 57

Bus Barn Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.017	Double J Resources, LLC	F. Ferrell Davis	5/18/2009	MM	DocNo: 2009-13043	Midland	656.49
				MM	DocNo: 2012-16136	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.018	Triple H Resources, Inc.	F. Ferrell Davis	5/18/2009	MM	DocNo: 2009-13044	Midland	656.49
				MM	DocNo: 2012-14351	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.019	Pevehouse, Inc.	F. Ferrell Davis	5/18/2009	MM	DocNo: 2009-13045	Midland	656.49
				MM	DocNo: 2012-14352	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.020	The Norred Family Trust	F. Ferrell Davis	5/4/2009	MM	DocNo: 2009-13047	Midland	656.49
				MM	DocNo: 2012-14223	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.021	Mid-Cities Community Church	F. Ferrell Davis	4/22/2009	OGL	DocNo: 2009-13046	Midland	10.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: Being a 10-acre tract in the NW¼ described as follows: BEGINNING at the NW corner of Sec 26, said corner lying in an E-W county road; THENCE N 74° 55' E along the N boundary of said Sec 26 for a distance of 660.0' to a point for the NE corner of this tract; THENCE 15° 05' E, at 34.4' pass an iron pin set in an E-W fence line, for a total distance of 660.0' to an iron pin set for the SE corner of this tract; THENCE 74° 55' W 660.0' to an iron pin set in the W boundary of said Sec 26 for the SW corner of this tract; THENCE N 15° 05' W, at 626.6' pass an iron pin set at the intersection of an E-W and N-S fence line, for a total distance of 660.0' to the point of the BEGINNING, containing 10.0 acres of land, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.022	The Fasken Foundation	F. Ferrell Davis	4/6/2011	OGL	DocNo: 2011-7092	Midland	656.49

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.023	The Heisler Family Partnership, Ltd., Elizabeth Black Montgomery, Lois Black Booth, Dawn Blac-Fox, Trustee of the Dawn Black-Fox Living Trust, Edward Howard Black, Bronwyn Davies, Nick Davies, Successor Tr'ee of Emma B. Davies Revcable Trust dtd 8/10/98	F. Ferrell Davis	6/8/2010	MM	DocNo: 2011-8189	Midland	659.00
				MM	DocNo: 2011-8190	Midland	
				MM	DocNo: 2011-8191	Midland	
				Rat	DocNo: 2011-10000	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

Exhibit A-2

Page 4 of 57

Bus Barn Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.024	Broken Arrow Trust	F. Ferrell Davis	6/4/2009	MM	DocNo: 2010-17815	Midland	738.87
				MM	DocNo: 2012-16856	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

Section 26: S½NW¼

Cowden, West Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1121.000	Leigh Street Royalties, Ltd., et al	Lothian Oil, Inc.	7/1/2006	AMD	Vol 939, Pge 493	Andrews	6,773.44
				MM	Vol 871, Pge 76	Andrews	
				AMD	Vol 244, Pge 401	Martin	
				MM	Vol 181, Pge 362	Martin	
				AMD	Vol 3157, Pge 192	Midland	
				MM	Vol 2721, Pge 1	Midland	

T&P Survey, Blk 39, T1N, Martin & Midland County, Texas

Section 31: All

T&P Survey, Blk 39, T1N, Martin County, Texas

Section 30: W/331.95 acres, S&E SW¼NW¼

T&P Survey, Blk 40, T1N, Andrews & Martin County, Texas

Section 07: All

Section 18: All

Section 19: All

Section 29: All

T&P Survey, Blk 40, T1N, Andrews County, Texas

Section 08: All

Section 17: All

Section 20: All

T&P Survey, Blk 40, T1N, Martin County, Texas

Section 30: All

Section 31: All

Estes Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1194.001	William C. Carson	F. Ferrell Davis	4/9/2008	Ext	DocNo: 2011-6570	Midland	656.60
				OGL	Vol 3044, Pge 723	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 02: All

Exhibit A-2

Page 5 of 57

Estes Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1194.002	Nell Stanford	F. Ferrell Davis	4/9/2008	OGL	Vol 3044, Pge 726	Midland	656.60
T&P Survey, Blk 40, T1S, Midland County, Texas							
Section 02: All							
TX1194.003	Richard and Virginia Vitek Revocable Trust	F. Ferrell Davis	5/6/2008	MM	Vol 3054, Pge 328	Midland	656.60
T&P Survey, Blk 40, T1S, Midland County, Texas							
Section 02: All							
TX1194.004	American Cancer Society	F. Ferrell Davis	4/17/2008	MM	Vol 3044, Pge 677	Midland	656.60
T&P Survey, Blk 40, T1S, Midland County, Texas							
Section 02: All							
TX1194.005	Maecenas Minerals, L.L.P.	F. Ferrell Davis	9/10/2008	MM	Vol 3107, Pge 23	Midland	656.60
T&P Survey, Blk 40, T1S, Midland County, Texas							
Section 02: All							
TX1194.006	The Fasken Foundation	F. Ferrell Davis	6/24/2008	OGL	Vol 3088, Pge 124	Midland	656.60
T&P Survey, Blk 40, T1S, Midland County, Texas							
Section 02: All							
TX1194.007	Randy Geiselman and wife Sandra Geiselman	F. Ferrell Davis	6/6/2008	OGL	Vol 3088, Pge 133	Midland	656.60
T&P Survey, Blk 40, T1S, Midland County, Texas							
Section 02: All							
TX1194.008	Charles R. Wiggins	F. Ferrell Davis	10/8/2008	MM	Vol 3113, Pge 852	Midland	656.60
T&P Survey, Blk 40, T1S, Midland County, Texas							
Section 02: All							
TX1194.009	Andrea C. Wiggins	F. Ferrell Davis	9/29/2008	MM	Vol 3113, Pge 850	Midland	656.60
T&P Survey, Blk 40, T1S, Midland County, Texas							
Section 02: All							

Exhibit A-2

Page 6 of 57

Johnson Ranch Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1049.000	Monta Jo Glass Johnson Tr № 2 & № 3, Bert Johnson, et al, Co-Trustee; Sterling Holt Johnson; Katherine Johnson McKenna; Douglas Scharbauer, Jr.; Sarah Anne Scharbauer; Scharbauer 2004 Trust for Daniel Scharbauer, Karen Scharbauer, Trustee; Myra Glass, Ex'r o/e/o George Holt Glass; George Holt Glass, Jr, Ind & Trustee of George Holt Glass Tr № 2 & № 3; Doyle Dudley Glass, Ind & Trustee; Braxton Best Glass, Ind & Trustee; Dorothy Holt Kimsey, Trustee of Dorothy Kimsey Rev Mgmt Trust; Robert B Holt; Elizabeth Walter for Cowden Walter LP; Leigh Street Royalties, Ltd; Cowbell Royalties, Ltd; Cynthia Cowden Clark; Lynn Cowden; Susan Cowden Raybourn; Courtney Cowden, Jr; Ellis Price Cowden	Baytech, LLP	1/15/2007	MM	Vol 190, Pge 643	Martin	2,930.05

T&P Survey, Blk 39, T1N, Martin County, Texas

Section 04: All

Section 09: All

Section 10: All

Section 15: N½

Section 16: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1050.000	Monta Jo Glass Johnson, et al	Baytech, LLP	7/20/2007	MM	Vol 205, Pge 576	Martin	320.00

T&P Survey, Blk 39, T1N, Martin County, Texas

Section 13: S½

Exhibit A-2

Page 7 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.003	Kenneth Lesley and Perry Elliott, Co-Independent Executors of the Estate of Bobby John Foster, Deceased	Nightengale Petroleum Properties, Inc.	3/20/2007	AMD	DocNo: 2013-2993	Ector	2,275.10
				OGL	Vol 2133, Pge 952	Ector	
				AMD	DocNo: 2013-3483	Midland	
				OGL	Vol 2846, Pge 65	Midland	

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 10: All

Section 11: All

Section 13: 276.75 acre tract, Less and Except the 20 acre tract out of the Northeast part of Section 13, more particularly described in Warranty Deed dated July 17. 1936. recorded Volume 56, Page 73, Deed Records of Midland County

Section 14: That certain tract of land in the NE¼SE¼ of said Sec 14, described in Warranty Deed dated 5/22/1944 from N. B. Beauchamp & wife, Dessie Beauchamp, to H. S. Foster, recorded in Vol 80, Page 223 of the Deed Records of Midland County, TX, containing 2.0 acres of land, more or less.

Section 14: That certain tract of land in the South part of said Sec 14, described by metes and bounds in Warranty Deed dated 1/15/1944 from Mrs. J. W. Webb, et al., to H. S. Foster, recorded in Vol 76, Page 617 of the Deed Records of Midland County, TX, containing 106.35 acres, more or less.

Section 15: All, save and except the following two tracts: 7.5 acres of land, more or less, described in a deed dated 3/13/1922 from S. R. McKinney, et ux, to the County Judge of Midland, TX, recorded in Vol 30, Page 431 of the Deed Records of Midland County, TX; and a 10.0 acres of land, more or less, described in a deed dated 1/11/1940 from Mrs. N. Y. Moore, et vir, to John A. Griffin, et ux, recorded in Vol 64, Page 523 of the Deed Records of Midland County, TX

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.004	Betty Yvon Lesley, SSP	Nightengale Petroleum Properties, Inc.	3/20/2007	AMD	DocNo: 2013-2993	Ector	2,275.10
				OGL	Vol 2133, Pge 958	Ector	
				AMD	DocNo: 2013-3483	Midland	
				OGL	Vol 2846, Pge 71	Midland	

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 10: All

Section 11: All

Section 13: 276.75 acre tract, Less and Except the 20 acre tract out of the Northeast part of Section 13, more particularly described in Warranty Deed dated July 17. 1936. recorded Volume 56, Page 73, Deed Records of Midland County

Section 14: That certain tract of land in the NE¼SE¼ of said Sec 14, described in Warranty Deed dated 5/22/1944 from N. B. Beauchamp & wife, Dessie Beauchamp, to H. S. Foster, recorded in Vol 80, Page 223 of the Deed Records of Midland County, TX, containing 2.0 acres of land, more or less.

Section 14: That certain tract of land in the South part of said Sec 14, described by metes and bounds in Warranty Deed dated 1/15/1944 from Mrs. J. W. Webb, et al., to H. S. Foster, recorded in Vol 76, Page 617 of the Deed Records of Midland County, TX, containing 106.35 acres, more or less.

Section 15: All, save and except the following two tracts: 7.5 acres of land, more or less, described in a deed dated 3/13/1922 from S. R. McKinney, et ux, to the County Judge of Midland, TX, recorded in Vol 30, Page 431 of the Deed Records of Midland County, TX; and a 10.0 acres of land, more or less, described in a deed dated 1/11/1940 from Mrs. N. Y. Moore, et vir, to John A. Griffin, et ux, recorded in Vol 64, Page 523 of the Deed Records of Midland County, TX

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1235.000	John Knoll, Trustee of the Betty Lou Knoll Declaration of Trust, dated June 17, 2010	RSP Permian, L.L.C.	9/12/2012	OGL	Vol 2012, Pge 2456(	Midland	20.00

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 13: 20 acre tract out of the NE part of section, more particularly described in metes and bounds in that certain Warranty Deed dated July 17, 1936, recorded in Vol 56, Pge 73, Deed Records, Midland County, TX.

Exhibit A-2

Page 8 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1236.000	The State of Texas, through its agent, Rains Family Limited Partnership	RSP Permian, L.L.C.	4/22/2013	OGL	DocNo: 2013-20928	Midland	24.71

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 5.00 Acres more or less, being the west five (5) acres of land out of that certain 19.69 acre Tract described in that certain Warranty Deed dated October 30, 2012, by and between Rains Real Estate Ltd., Grantor and the Rains Family Limited Partnership, Grantee and recorded as Document 2012-24063 in the County Records of Midland County;

TRACT 2: All of that certain 8.15 acres of land out of a 11.43 acre tract of land, and being the same 8.15 acres described in that certain Warranty Deed dated January 3, 2013 by and between Todpat, LLC, Grantor and the Rains Family Limited Partnership, Grantee and recorded as Document 2013-1098 in the County Records of Midland County;

TRACT 3: All of the West 11.56 acres of land, more or less, of that certain 23.118 acre tract of land described in that certain Warranty Deed recorded October 25, 2012, by and between Champion Speedway Motor LLC, Grantor and the Rains Family Limited Partnership, Grantee, and recorded as Document 2012-23302 in the County Records of Midland County, and these (3) three tracts are ESTIMATED to comprise in total, 24.71 acres of land, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1237.000	The State of Texas, through its agent, Jack L. Henry and wife Nancy A. Henry	RSP Permian, L.L.C.	4/30/2013	OGL	DocNo: 2013-20929	Midland	0.25

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Approximately 0.2500 acres more or less, being that part of that certain 1.142 acre tract of land lying in the North Half of Section 14, Block 41, T2S, T&P RR Co. Survey, Midland County Texas, said 1.142 acre Tract being the same land described in that certain Warranty Deed dated February 16, 2006, by and between David Wheeler Lewis etux etal, Grantor and Jack L. Henry, a married man, Grantee and recorded in Vol. 2640 at Page 614 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1238.000	The State of Texas, through its agent, F & C Realty Holdings, LLC	RSP Permian, L.L.C.	5/7/2013	OGL	DocNo: 2013-20930	Midland	4.23

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of Lessor's lands in the N½ of Section 14, including that part of those certain tracts of land described in that certain Warranty Deed dated December 23, 2007 by and between Petroplex Acidizing, Inc., Grantor and F & C Realty Holdings, LLC., Grantee, with said Warranty Deed being recorded in Vol. 2952 at Page 776 of the Deed Records of Midland County, Texas., which lie in the N½ of Section 14.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1239.000	The State of Texas, through its agent, D & C Carroll Investments, LLC	RSP Permian, L.L.C.	5/9/2013	OGL	DocNo: 2013-20931	Midland	6.47

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 0.9600 acres of land, more or less, and being the same lands described in that certain Warranty Deed dated November 4th, 2010 by and between Ed Wayne Stewart and Jessica Stewart, Grantor and D & C Carroll Investments, LLC, Grantee, filed as Instrument No. 2010-22609, 18-Nov-2010, and said lands consisting of Lots 1 and 2 of Block 6 of the Highway Industrial Sites Addition, as shown on that certain Plat filed in Plat Cabinet A, Page 37 of the Plat Records of Midland County Texas.

TRACT 2: 5.5099 acres of land, more or less, and being the same lands described in that certain Warranty Deed dated 17-February-2005 by and between Wayne Stewart and Jessica Stewart, Grantor and D & C Carroll Investments, LLC, Grantee, filed in Vol 2480 at Page 596 of the Deed Records of Midland County, Texas, and said lands consisting of Lots 10, 11, 12, 13, 14, 15, 16, 17 and 18 of Block 6 of the Highway Industrial Sites Addition, as shown on that certain Plat filed in Plat Cabinet A, Page 37 of the Plat Records of Midland County Texas.

Exhibit A-2 Page 9 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1240.000	The State of Texas, through its agent, Abbott Development Company, Inc.	RSP Permian, L.L.C.	5/1/2013	OGL	DocNo: 2013-20932	Midland	6.06

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 3.306 acres more or less, being that part of a certain 5.51 acre tract of land lying in the N½ of Section 14 and being described in that certain Warranty Deed dated November 4th, 1998, by and between Halliburton Energy Services, Inc., Grantor and Abbott Development Company, Inc., Grantee and recorded in Vol. 1622 Page 475 in the Deed Records of Midland County, Texas.

TRACT 2: 2.755 acres more or less, being that part of a certain 3.94 acre tract of land lying in the N½ of Section 14 and being described in that certain Warranty Deed dated October 16, 1989 by and between the Federal Deposit Insurance Corporation, Grantor and Abbott Development Company, Inc., Grantee and recorded in Vol. 1021 at Page 593 in the Deed Records of Midland County, Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1241.000	The State of Texas, through its agent, Bubba Properties, LLC, successor in name and title to BS Properties LLC	RSP Permian, L.L.C.	4/29/2013	OGL	DocNo: 2013-20933	Midland	2.00

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 2.000 acres more or less, being that part of the West 6.20 acre tract of a certain 9.91 acre Tract, lying in the N½ of Section 14 being the same land described in that certain Warranty Deed dated May 6, 2002, by and between James E Ruthardt, Grantor and BS Properties LLC Grantee and recorded in Vol. 1992 at Page 443 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1242.000	The State of Texas, through its agent, Jimmy W. Winn and Pamela K. Winn, husband and wife	RSP Permian, L.L.C.	5/22/2013	OGL	DocNo: 2013-20934	Midland	1.00

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: A one (1) acre tract of land, more or less, lying in the N½ of Section 14 and being described as Lots 11, 12, 13 and 14 of Block 17 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated June 27, 2006, by and between Julia D. Athey, Grantor and Jimmy W. Winn and Paula K. Winn, Grantee and recorded in Vol. 2705 at Page 262 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1243.000	The State of Texas, through its agent, Steve Hopkins dba Radco Imaging Technologies	RSP Permian, L.L.C.	5/22/2013	OGL	DocNo: 2013-20935	Midland	1.04

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: Approximately 0.7399 acres of land more or less, lying in the N½ of Section 14, being Lots 6 of Block 11 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated April 4, 1986, by and between the Estate of Ruth Ella Rushing, deceased, Grantor and Steve Hopkins dba Radco Imaging Technologies, Grantee and recorded in Vol. 888 at Page 464 of the Deed Records of Midland County Texas.

TRACT 2: Approximately 0.297 acres of land more or less, lying in the N½ of Section 14, being the west part of Lot 7 and 8 of Block 11 of the Highway Industrial Sites Addition, to Midland Texas, said Tract described by metes and bounds in that certain Warranty Deed dated October 26, 1989, by and between First State Bank of Odessa, N.A., Grantor and Steve Hopkins dba Radco Imaging Technologies, Grantee and recorded in Vol. 1022 at Page 336 of the Deed Records of Midland County Texas.

Exhibit A-2

Page 10 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1244.000	The State of Texas, through its agent, Melvin R. Webb Jr., Surina J. White, Cheryl A. Sawyer, Walter Webb and Katarina L. Dancer each Individually as devisees under the the Estate of Florence Webb, deceased	RSP Permian, L.L.C.	5/28/2013	OGL	DocNo: 2013-20936	Midland	2.03

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 0.5000 acres of land, more or less, lying in the N½ of Section 14, being Lots 7 and 8 of Block 17 of the Highway Industrial Sites Addition, Second Filing to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and the same lands described in that certain Warranty Deed dated April 6, 1965, by and between Robert R George, Grantor and M.R. Webb and Florence Webb, Grantee and recorded in Vol. 445 at Page 93 of the Deed Records of Midland County Texas.

TRACT 2: 0.5000 acres of land, more or less, lying in the N½ of Section 14, being Lots 9 and 10 of Block 17 of the Highway Industrial Sites Addition, Second Filing to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and the same lands described in that certain Warranty Deed dated July 16, 1968, by and between John N Mowell etux Dana, Grantor and Melvin R. Webb and Florence Webb, Grantee and recorded in Vol. 502 at Page 32 of the Deed Records of Midland County Texas.

TRACT 3: 1.02995 acres of land, more or less, lying in the N½ of Section 14, being Lots 5, 6, 7 and 8 of Block 18 of the Highway Industrial Sites Addition, Second Filing to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and the same lands described in that certain Warranty Deed dated March 20, 1964, by and between F.R. Spaulding, Grantor and Melvin R. Webb and Florence Webb, Grantee and recorded in Vol. 424 at Page 409 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1245.000	The State of Texas, through its agent, James G. Zimmerman and Earnestine Zimmerman, husband and wife	RSP Permian, L.L.C.	5/15/2013	OGL	DocNo: 2013-20937	Midland	1.67

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All lands owned by Agent in the N½ of Section 14,including Lots 4, 5 and 6 of Block 7 Highway Industrial Sites Addition in Midland County Texas, the Plat of which is filed in Volume 235, Page 267, Deed Records of Midland County Texas, being a part of those certain tracts of land described in that certain Warranty Deed dated December 2, 1978, by and between Lee Roy Webb etux Peggy Webb, Grantor and James G. Zimmerman and Ernestine Zimmerman, Grantee, with said Warranty Deed being recorded in Vol. 650 at Page 89 of the Deed Records of Midland County, Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1246.000	The State of Texas, through its agent, Glenda L. Barkley and Kenney D. Barkley, Trustees of the Barkley Trust dated July 14, 1998	RSP Permian, L.L.C.	5/29/2013	OGL	DocNo: 2013-20938	Midland	0.92

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: approximately 0.366 acres of land more or less, lying in the N½ of Section 14, being the West part of Lots 8 and 9 of Block 11 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated July 14, 1998, by and between the James E. Barkley and Glenda L. Barkley, Grantor and the Barkley Trust, Grantee and recorded in Vol. 1586 at Page 547 of the Deed Records of Midland County Texas.

TRACT 2: approximately 0.54931 acres of land more or less, lying in the N½ of Section 14, being Lot 9 and 10 of Block 8 of the Highway Industrial Sites Addition, to Midland Texas, and being the same lands described in that certain Warranty Deed dated July 14, 1998, by and between the James E. Barkley and Glenda L. Barkley, Grantor and the Barkley Trust, Grantee and recorded in Vol. 1586 at Page 547 of the Deed Records of Midland County Texas.

Exhibit A-2

Page 11 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1247.000	The State of Texas, through its agent, Todpat Properties LLC	RSP Permian, L.L.C.	4/30/2013	OGL	DocNo: 2013-20939	Midland	3.28

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that certain 3.280 acres of land, more or less, out of the N½ of Section 14, as described in that certain Warranty Deed dated January 14, 2013 by and between Todpat, LLC, Grantor and Todpat Properties, LLC, Grantee and recorded as Document 2013-3795 in the County Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1248.000	The State of Texas, through its agent, Bettie Sue Drennan	RSP Permian, L.L.C.	5/15/2013	OGL	DocNo: 2013-20940	Midland	0.63

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of Agents land in the N½ of Section 14 including Lots 11 and 12, of Block 12 of the Highway Industrial Sites Addition in Midland County Texas, the Plat of which is filed in Cabinet A, Pg 37, Plat Records of Midland County Texas, and being those certain tracts of land described in (a) that certain Warranty Deed dated April 28, 2005 by and between Melissa Forbes Olliff et al, Grantor and Claude R. Drennan, Grantee, with said Warranty Deed being recorded in Vol. 2510 Pag 828 of the Official Public Records of Midland County, Texas and (b) that certain Warranty Deed dated January 6, 1967 by and between Theo. Y Byrd, et ux, Elaine Byrd, Grantor and Claude R. Drennan etuc Bettie Sue Drennan, Grantee, with said Warranty Deed being recorded in Vol. 477 Pag 480 of the Deed Records of Midland County, Texas

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1249.000	The State of Texas, through its agent, MO Racing, Inc.	RSP Permian, L.L.C.	4/22/2013	OGL	DocNo: 2013-20941	Midland	10.65

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 10.6353 acres more or less, being that part of a certain 11.817 acre tract of land lying in the N½ of Section 14, being described in that certain Warranty Deed dated December 20, 2002, by and between Rimrock Race Corp., Grantor and MO Racing Inc., Grantee and recorded in Vol. 2093 at Page 329 of the Deed Records of Midland County Texas.

TRACT 2: 0.0170 acres more or less, being that part of a certain 0.17 acre tract of land lying in the N½ of Section 14, Block 41, T-2-S, T&P RR Co. Survey, being described in that certain Warranty Deed dated January 27, 2007, by and between Abbott Development Company, Grantor and MO Racing Inc., Grantee and recorded in Vol. 2803 at Page 247 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1250.000	The State of Texas, through its agent, Lisa A. Hackworth and Linda K. Story	RSP Permian, L.L.C.	5/8/2013	OGL	DocNo: 2013-20942	Midland	4.04

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 3.5399 acres of land, more or less, consisting of Lots 4, 5, 6, 7, 8, 9, 10, 11, 12 and 13 of Block 16 of the Highway Industrial Sites Addition, Second Filing, as shown on that certain Plat recorded April 25, 1958 filed in Vol. 294 Page 1 of the Deed/Plat Records of Midland County Texas, being the same lands described in that certain Warranty Deed dated February 2, 1966 by and between D.E. Skelton et ux Bernice Skelton, Grantor and Rudolph 0. Story et ux Linda Ann Story, Grantee, filed 2-Feb-1966 as Instrument No. 1269, in the Deed Records of Midland County Texas, and Lots 2, 3, 14, and 15 of Block 16 of the Highway Industrial Sites Addition, Second Filing, as shown on that certain Plat recorded April 25, 1958 filed in Vol. 294 Page 1 of the Deed/Plat Records of Midland County Texas, being the same lands described in that certain Warranty Deed dated August 1st, 2007 by and between R. Kevin Story, Independent Executor of the Estate of Linda Ann Story deceased, Grantor and Linda Katrina Story et al, Grantee, filed in Vol. 2907 at Page 435 of the Deed Records of Midland County, TX.

TRACT 2: 0.49696 acres of land, more or less, consisting of Lots 5 and 6 of Block 17 of the Highway Industrial Sites Addition, Second Filing, as shown on that certain Plat recorded April 25, 1958 filed in Vol. 294 Page 1 of the Deed/Plat Records of Midland County Texas and being the same lands described in that certain Warranty Deed dated February 20, 1967 by and between J W Hubnik et ux Fay Hubnik, Grantor and Ola Ruth Story, Grantee, filed 24-Feb-1967 as Instrument No. 1695, in the Deed Records of Midland County, TX.

Exhibit A-2 Page 12 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1251.000	The State of Texas, through its agent, Hugo A. Amaya and Maria S. Amaya, husband and wife	RSP Permian, L.L.C.	5/15/2013	OGL	DocNo: 2013-20943	Midland	1.13

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All lands owned by Agent in the N½ of Section 14,including Lots 13, 14 and 15, of Block 12 of the Highway Industrial Sites Addition in Midland County Texas, the Plat of which is filed in Cabinet A, Pg 37, Plat Records of Midland County Texas, and being those certain tracts of land described in that certain Warranty Deed dated August 12, 2011, by and between Dennis Athey etux Beverly A. Athey, Grantor and Hugo A. Amaya, a married man, Grantee, with said Warranty Deed being recorded as Document No. 2011-16693 in the Official Public Records of Midland County, TX.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1252.000	The State of Texas, through its agent, Midessa Heights Baptist Church	RSP Permian, L.L.C.	5/20/2013				1.56

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: approx. 0.39026 acres of land more or less, lying in the N½ of Section 14, being Lots 5 of Block 8 of the Highway Industrial Sites Addition, and the same lands described in that certain Warranty Deed dated March 26, 1963, by and between Geo. B. Jones, Grantor and Terminal Baptist Church, Grantee and recorded in Vol. 432 at Page 384 (Doc No. 9692) of the Deed Records of Midland County Texas.

TRACT 2: approx. 1.17079 acres of land more or less, lying in the N½ of Section 14, being Lots 6, 7 and 8 of Block 8 of the Highway Industrial Sites Addition, and the same lands described in that certain Warranty Deed dated March 26, 1963, by and between Geo. B. Jones, Grantor and Terminal Baptist Church, Grantee and recorded in Vol. 432 at Page 385 (Doc No. 9693) of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1253.000	The State of Texas, through its agent, Janice McEwin, feme sole	RSP Permian, L.L.C.	5/22/2013	OGL	DocNo: 2013-20944	Midland	0.26

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately .26299 acres of land more or less, lying in the N½ of Section 14, being Lots 1 of Block 18 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated July 3rd, 1985, by and between Bill McEwin, Grantor and Janice McEwin, Grantee and recorded in Vol. 998 at Page 63 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1254.000	The State of Texas, through its agent, Kenny Don Barkley	RSP Permian, L.L.C.	6/3/2013	OGL	DocNo: 2013-20945	Midland	0.82

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately .8199 acres of land more or less, lying in the N½ of Section 14, being all of Lots 5 of Block 11 of the Highway Industrial Sites Addition in Midland County Texas, the Plat of which is filed in Cabinet A, Pg 37, Plat Records of Midland County Texas, and being those certain tracts of land described in that certain Warranty Deed dated October 7, 2003 by and between Michael Scott Thomas etux Christina Thomas, Grantor and Kenny Don Barkley, Grantee, with said Warranty Deed being recorded in Vol. 2255 Pg 32 of the Official Public Records of Midland County, Texas.

Exhibit A-2 Page 13 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1255.001	The State of Texas, through its Agent,Terry Lea Kirk a single woman individually and as a remainderman under the Est. of Alice E. Sandell deceased; Larry Joe Agnew, individually and as a remainderman under the Est. of Alice E. Sandell deceased; Ralph Sandell, a widower	RSP Permian, L.L.C.	6/5/2013	OGL	DocNo: 2013-20946	Midland	1.08

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Tract 1: a 2/3rd interest in all of that allof that approximate 0.58000 acres of land more or less, lying in the N½ of Section 14, being Lot 8 of Block 12 of the Highway Industrial Sites Addition to Midland, Texas, said Tract is shown on Plat described Vol. 235 Page 267 of the Deed Records of Midland County, Tx, and the same lands described in that certain Warranty Deed dated April 4, 1978, by and between Verna Martin, Grantor and Wanda Jean Ralston, Terry Lea Kirk and Alice E. Sandell, Grantee and recorded in Vol. 644 at Page 204 of the Deed Records of Midland County, TX

Tract 2: a 1/4th interest in all of that allof that approximate 0.50000 acres of land more or less, lying in the N½ of Section 14, being the North 16.77 ft. of Lot 9 and all of Lot 10 save and except the North 40 ft. thereof in Block 12 of the Highway Industrial Sites Addition to Midland, Texas, said Tract is shown on Plat described Vol. 235 Page 267 of the Deed Records of Midland County, Texas, and the same lands described in that certain Warranty Deed dated April 3, 1963, by and between F R Spaulding et al, Grantor and the Century Trust Company Grantee and recorded in Vol. 402 at Page 251 of the Deed Records of Midland County, TX.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1255.002	The State of Texas, through its Agent, Scott T. Poeppel	RSP Permian, L.L.C.	6/5/2013	OGL	DocNo: 2013-20947	Midland	0.50

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: A 1/4th interest in all of that allof that approximate 0.50000 acres of land more or less, lying in the N½ of Section 14, being the North 16.77 ft. of Lot 9 and all of Lot 10 save and except the North 40 ft. thereof in Block 12 of the Highway Industrial Sites Addition to Midland, Texas, said Tract is shown on Plat described Vol. 235 Page 267 of the Deed Records of Midland County, Texas, and the same lands described in that certain Warranty Deed dated April 3, 1963, by and between F R Spaulding et al, Grantor and the Century Trust Company Grantee and recorded in Vol. 402 at Page 251 of the Deed Records of Midland County, TX.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1255.003	The State of Texas, through its agent, Jerald W. Ralston	RSP Permian, L.L.C.	6/5/2013	OGL	DocNo: 2013-20948	Midland	0.50

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: A 1/4th interest in all of that allof that approximate 0.50000 acres of land more or less, lying in the N½ of Section 14, being the North 16.77 ft. of Lot 9 and all of Lot 10 save and except the North 40 ft. thereof in Block 12 of the Highway Industrial Sites Addition to Midland, Texas, said Tract is shown on Plat described Vol. 235 Page 267 of the Deed Records of Midland County, Texas, and the same lands described in that certain Warranty Deed dated April 3, 1963, by and between F R Spaulding et al, Grantor and the Century Trust Company Grantee and recorded in Vol. 402 at Page 251 of the Deed Records of Midland County, TX.

Exhibit A-2

Page 14 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1255.004	The State of Texas, through its agent, Wanda Jean Ralston, a widow	RSP Permian, L.L.C.	6/5/2013	OGL	DocNo: 2013-20949	Midland	0.53

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Tract 1: a 100% interest in all of that approximate 0.53000 acres of land more or less, lying in the N½ of Section 14, being Lot 9 of Block 12 of the Highway Industrial Sites Addition to Midland, Texas, save and except the North 16.77 ft. thereof, said Tract is shown on Plat described Vol. 235 Page 267 of the Deed Records of Midland County, Tx, and is the same lands described in that certain Warranty Deed dated April 28, 1966, by and between James T. Ralston et ux Myrtie E. Ralston, Grantor and Mike R. Ralston et ux Wanda J. Ralston, Grantee and recorded in Vol. 466 at Page 327 of the Deed Records of Midland County, Texas.

Tract 2: a 1/3rd interest in all of that All of that approximate 0.58000 acres of land more or less, lying in the N½ of Section 14, being Lot 8 of Block 12 of the Highway Industrial Sites Addition to Midland, Texas, said Tract is shown on Plat described Vol. 235 Page 267 of the Deed Records of Midland County, Tx, and the same lands described in that certain Warranty Deed dated April 4, 1978, by and between Verna Martin, Grantor and Wanda Jean Ralston, Terry Lea Kirk and Alice E. Sandell, Grantee and recorded in Vol. 644 at Page 204 of the Deed Records of Midland County, Texas.

Tract 3: a 1/4th interest in all of that All of that approximate 0.50000 acres of land more or less, lying in the N½ of Section 14, being the North 16.77 ft. of Lot 9 and all of Lot 10 save and except the North 40 ft. thereof in Block 12 of the Highway Industrial Sites Addition to Midland, Texas, said Tract is shown on Plat described Vol. 235 Page 267 of the Deed Records of Midland County, Texas, and the same lands described in that certain Warranty Deed dated April 3, 1963, by and between F R Spaulding at al, Grantor and the Century Trust Company Grantee ,and recorded in Vol. 402 at Page 251 of the Deed Records of Midland County, Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1256.000	The State of Texas, through its agent, Hawk Equipment and Manufacturing, Inc.	RSP Permian, L.L.C.	5/13/2013	OGL	DocNo: 2013-20950	Midland	0.46

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately 0.45798 acres of land more or less, lying in the N½ of Section 14, being in the East part of Lots 7, 8 and 9 of Block 11 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated September 16, 1996, by and between 1st State Bank of Odessa, N.A., Grantor and Hawk Equipment and Manufacturing, Inc., Grantee and recorded in Vol. 994 at page 324 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1257.000	The State of Texas, through its agent, John Vasek and Penny Vasek, husband and wife	RSP Permian, L.L.C.	5/22/2013	OGL	DocNo: 2013-20951	Midland	0.76

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: .76099 acres of land more or less, lying in the N½ of Section 14, being Lots 2, 3 and 4 of Block 18 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated October 11, 1989, by and between Jerome Roehl, Grantor and John Vasek, Grantee and recorded in Vol. 1020 at Page 685 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1258.000	The State of Texas, through its agent, Connie Fullen and Charlee Fallen	RSP Permian, L.L.C.	5/15/2013	OGL	DocNo: 2013-20952	Midland	1.78

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 1.7765 acres of land, more or less, consisting of Lots 1, 2, 3, 4 and 5 of Block 14 and Lots 1 and 2 of Block 15 of the Highway Industrial Sites Addition, Second Filing, as shown on that certain Plat recorded April 25, 1958 filed in Vol. 294 Page 1 of the Deed/Plat Records of Midland County Texas, being the same lands described in that certain Warranty Deed dated October 30, 2007 by and between John G Burnett, Grantor and Connie Fullen and Charlee Davidson, Grantee, filed in Vol. 2954 at Page 738 of the Deed Records of Midland County Texas

Exhibit A-2

Page 15 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1259.000	The State of Texas, through its agent, Jack Cunningham	RSP Permian, L.L.C.	6/13/2013	OGL	DocNo: 2013-20953	Midland	0.79

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: approximately 0.32197 acres of land more or less, lying in the N½ of Section 14, being in the East part of Lots 7, 8 and 9 of Block 11 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated September 16, 1996, by and between Barbara Miller, Grantor and Jack Cunningham, Grantee and recorded August 10, 2009 as Document Number 2009-16824 in the Deed Records of Midland County Texas.

TRACT 2: approximately 0.46799 acres of land more or less, lying in the N½ of Section 14, being in the East part of being Lot 7, 8 and 9 of Block 11 of the Highway Industrial Sites Addition, to Midland Texas, lying adjacent to and west of Tract 1 (above) and being the same lands described in that certain Warranty Deed dated January 27, 1989, by and between the 15t State Bank of Odessa, N.A., Grantor and Jack Cunningham, a single man, Grantee and recorded in Vol. 993 at Page 519 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1260.000	The State of Texas, through its agent, Gary R. Fullen Sr. and Karen D. Fullen, husband and wife	RSP Permian, L.L.C.	5/22/2013	OGL	DocNo: 2013-20954	Midland	1.00

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: approximately 0.74499 acres of land more or less, lying in the N½ of Section 14, being Lots 2, 3 and 4 of Block 17 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated July 24, 2008, by and between the Estate of Audrey Hope Priddy, deceased, Grantor and Gary R Fullen Sr., a married man, Grantee and recorded in Vol. 3086 at Page 492 of the Deed Records of Midland County Texas.

TRACT 2: approximately 0.25798 acres of land more or less, lying in the N½ of Section 14, being Lot 1 of Block 17 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated April 8, 2005, by and between David R. Fullen Sr. et ux Edna Fullen, Grantor and Gary Ray Fullen, Grantee and recorded in Vol. 2518 at Page 322 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1261.000	The State of Texas, through its agent, David R. Fullen Sr. and Edna Fullen, husband and wife	RSP Permian, L.L.C.	5/22/2013	OGL	DocNo: 2013-20955	Midland	1.14

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 0.25798 acres of land, more or less,lying in the N½ of Section 14, being Lots 16 of Block 17 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain WD dated June 12, 1985, by and between Janice McEwin, Grantor and David R Fullen Sr. and Edna Fullen, Grantee and recorded in Vol. 860 at Page 352 of the Deed Records of Midland County Texas.

TRACT 2: 0.24800 acres of land, more or less, lying in the N½ of Section 14, being Lot 15 of Block 17 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain WD dated Jan 20, 1973, by and between Bill McEwin et ux Janice McEwin, Grantor and Edna Fullen, as her sole and separate property, Grantee and recorded in Vol. 564 at Page 47 of the Deed Records of Midland County Texas.

TRACT 3: 0.63000 acres of land, more or less, lying in the N½ of Section 14, being Lot 8 of Block 6 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain WD dated September 26, 1986, by and between Henry L. and Sherry L. Corder, Grantor and Edna R. Fullen, Grantee and recorded in Vol. 905 at Page 213 of the Deed Records of Midland County Texas.

Exhibit A-2

Page 16 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1262.000	The State of Texas, through its agent, James H. Sellers and Olivia Langer Sellers	RSP Permian, L.L.C.	6/17/2013	OGL	DocNo: 2013-20956	Midland	2.00

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 1.95863 acres of land, more or less, lying in the N½ of Section 14, being Lots 12, 14, 15, 16 and the East Ninety feet of Lot 13 of Block 8 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown on Plat described Vol. 235 Page 267 and being the same lands described in that certain Warranty Deed dated July 2, 1980, by and between Rex Vandeventer and June Randall Golden, Grantor and James H. Sellers, Grantee and recorded in Vol. 686 at Page 739 of the Deed Records of Midland County Texas.

TRACT 2: 0.041322 acres of land, more or less, lying in the N½ of Section 14, being the West Ten feet of Lot 13 of Block 8 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown on Plat described Vol. 235 Page 267 and being the same lands described in that certain Warranty Deed dated July 24, 1980, by and between Nellie M. McConnell, a widow, Grantor and James H. Sellers and Olivia Langer Sellers, Grantee and recorded in Vol. 686 at Page 741 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1263.000	The State of Texas, through its agent, Richard E. Brown and Rosalie J. Brown, husband and wife	RSP Permian, L.L.C.	6/13/2013	OGL	DocNo: 2013-20957	Midland	1.57

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 1.5699 acres of land more or less, lying in the N½ of Section 14, being described as Lots 3, 4 and 5 of Block 6 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated September 20, 1968, by and between Bob Adams as AIF for Ruska Manley, a feme sole, Grantor and Richard E. Brown and Rosalia J. Brown, Grantee and recorded October 3rd, 1968 as Document No. 9221 in the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1264.000	The State of Texas, through its agent, Russell F. Sailler and Teresa R. Sailler, husband and wife	RSP Permian, L.L.C.	6/17/2013	OGL	DocNo: 2013-20958	Midland	1.56

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 1.56097 acres of land more or less, lying in the N½ of Section 14, being Lots 10, 11, 12 and 13 of Block 5 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat recorded in Vol. 235 at Page 267 of the Deed Records of Midland County and being the same lands described in that certain Warranty Deed dated December 20, 1983, by and between Cecil F. Howard and Peggy June Howard, Grantor and Russell F. Sailler, Grantee and recorded in Vol. 805 at page 418 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1265.000	The State of Texas, through its agent, David E. Butcher and Velett A. Butcher, husband and wife	RSP Permian, L.L.C.	6/13/2013	OGL	DocNo: 2013-20959	Midland	2.62

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 2.23057 acres of land more or less, lying in the N½ of Section 14, being Lots 6 and 7 of Block 6 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated December 12, 1967, by and between Robert Adams and Mildred Adams, Grantor and David E. Butcher and Veletta Butcher, Grantee and recorded in Vol. 491 at Page 659 in the Deed Records of Midland County Texas.

TRACT 2: 0.3899 acres of land more or less, lying in the N½ of Section 14, being Lot 14 of Block 5 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated September 8, 1994, by and between The Fasken Foundation, Grantor and David E. Butcher and Veletta Butcher, Grantee and recorded in Vol. 1250 at Page 378 in the Deed Records of Midland County Texas.

Exhibit A-2

Page 17 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1266.000	The State of Texas, through its agent, Santiago S. Roman and Elsa Roman, husband and wife	RSP Permian, L.L.C.	6/17/2013	OGL	DocNo: 2013-20960	Midland	1.00

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 1.0 acre of land, more or less, lying in the N½ of Section 14, being described as that part of Lots 1, 2, 3 and Lot 4 save and except the West ten feet thereof, of Block 8 of the Highway Industrial Sites Addition to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being that part of the approximate 1.5600 acres of land described in that certain Warranty Deed dated September 8, 2006, by and between Barbara Harris, Grantor and Santiago S. Roman and Elsa Roman, Grantee and recorded in Vol. 2741 at Page 558 of the Public Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1267.000	The State of Texas, through its agent, Charles Dreibrodt and Dawn Dreibrodt	RSP Permian, L.L.C.	6/24/2013	OGL	DocNo: 2013-20961	Midland	0.34

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.34401 acres of land, more or less, lying in the N½ of Section 14, being the North 150 Ft of Lot 11 of Block 8 of the Highway Industrial Sites Addition, to Midland Texas, said Tract shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated June 25th, 2010 by and between Palmetto Solutions, LLC, Grantor and Charles Dreibrodt and Dawn Dreibrodt, Grantee and recorded June 30th, 2010 as Document No. 2010-12598 in the Public Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1268.000	The State of Texas, through its agent, Linda Friss	RSP Permian, L.L.C.	6/24/2013	OGL	DocNo: 2013-20962	Midland	0.51

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.50599 acres of land, more or less, lying in the N½ of Section 14, being Lots 15 and 16 of Block 15 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated June 1st, 2009, by and between Nat Rodriguez and Ruby Rodriguez, Grantor and Linda Friss, Grantee and recorded June 5th, 2009 as Document No. 2009-11757 in the Public Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1269.000	The State of Texas, through its agent, Connie Elaine Thompson	RSP Permian, L.L.C.	6/24/2013	OGL	DocNo: 2013-20963	Midland	0.25

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.24800 acres of land, more or less, lying in the N½ of Section 14, being Lot 3 of Block 15 of the Highway Industrial Sites Addition, to Midland Texas, said Tract shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated September 22nd, 1993 by and between Claude L. Dauster Jr., and wife Ruth G. Dauster, Grantor and Charles Craig Thompson and wife Connie Elaine Thompson, Grantee and recorded September 22nd, 1993 in Vol. 1176 at Page 564 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1270.000	The State of Texas, through its agent, Paul Lawson	RSP Permian, L.L.C.	6/24/2013	OGL	DocNo: 2013-20964	Midland	0.26

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: .25798 acres of land, more or less, lying in the N½ of Section 14, being Lot 1 of Block 16 of the Highway Industrial Sites Addition to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Contract for Deed dated December 16th, 2003, by and between Vada Gaines Pendergrass, Grantor, and Paul Lawson, Grantee, and recorded in Vol. 2302 at Page 691 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1271.000	The State of Texas, through its agent, Prime Time Christian Broadcasting, Inc.	RSP Permian, L.L.C.	4/22/2013	OGL	DocNo: 2013-20965	Midland	3.51

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of lands lying in the N½ of Section 14, including but not necessarily limited to that part of a certain tract of land as described as 4.39 acres of land, more or less, lying within the boundaries of the North Half of Section 14, and the said 4.39 acre tract described in that certain Warranty Deed dated to be effective 23 December 1993 by and between Allen Garrett Individually and D/B/A GBH Sales, Grantor and Prime Time Christian Broadcasting, Inc., Grantee, with said Warranty Deed being recorded in Vol. 1189 at Page 451 of the Deed Records of Midland County, Texas.

Exhibit A-2

Page 18 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1272.000	The State of Texas, through its agent, Paul B. Tefteller and Melinda R. Tefteller	RSP Permian, L.L.C.	6/24/2013	OGL	DocNo: 2013-20966	Midland	0.76

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.75801 acres of land, more or less, lying in the N½ of Section 14, being Lots 9, 10 and 11 of Block 15 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated April 16th, 2003, by and between Wayne Stewart and Jessica Stewart, Grantor and Paul Tefteller and Lindi Tefteller, Grantee and recorded in Vol. 2167 at Page 844 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1273.000	The State of Texas, through its agent, Kenneth R. Thorp, a married man dealing in his separate property	RSP Permian, L.L.C.	6/24/2013	OGL	DocNo: 2013-20967	Midland	0.50

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.49600 acres of land, more or less, lying in the N½ of Section 14, being Lots 5 and 12 of Block 15 (INCORRECTLY SHOWN AS BLOCK 5 IN WARRANTY DEED) of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated October 29th, 1999, by and between Viva Edna Bolton, Grantor and Kenneth R. Thorp and wife Gabriela Avila Thorp, Grantee and recorded in Vol. 1723 at Page 294 in the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1274.000	The State of Texas, through its agent, Tim Baum	RSP Permian, L.L.C.	6/13/2013	OGL	DocNo: 2013-20968	Midland	0.47

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.46999 acres of land, more or less, lying in the N½ of Section 14, being Lot 10 of Block 12 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated November 28, 2001, by and between Matured Tax Lien Foreclosure Fund L.L.C., Grantor, and Tim Baum, Grantee, and recorded in Vol. 1932 at page 387 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1275.000	The State of Texas, through its agent, Bobby D. Fambrough and Carrie C. Fambrough	RSP Permian, L.L.C.	6/18/2013	OGL	DocNo: 2013-20969	Midland	0.08

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.077998 acres of land, more or less, lying in the N½ of Section 14 being that part of Lot 16 of Block 5 of the Highway Industrial Sites Addition, to Midland Texas, which lays in the N½ of Section 14. Sid Lot 15 of Block 5 shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated May 21st, 1998 by and between Bankers Trust Company, Trustee for American Housing Trust IX, Grantor and Bobby D. and Carrie C. Fambrough, Grantee and recorded July 6th, 1998, as Document No. 1998-12618 and recorded in Vol. 1577 Pg. 11-12 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1276.000	The State of Texas, through its agent, Danny B. Newton and Terri Carson	RSP Permian, L.L.C.	6/24/2013	OGL	DocNo: 2013-20970	Midland	0.50

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.49699 acres of land more or less, lying in the N½ of Section 14, being Lots 13 and 14 of Block 15 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated October 7th, 2011, by and between Dorothy Newton Harding, Grantor and Danny Newton and Terrie Carson, Grantee and recorded October 13th, 2011 as Document No. 2011-20689 in the Public Records of Midland County Texas.

Exhibit A-2 Page 19 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1277.000	The State of Texas, through its agent, Karyn Mitchell, dealing in her sole and separatre property	RSP Permian, L.L.C.	7/18/2013	OGL	DocNo: 2013-20971	Midland	0.13

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.129866 acres of land, more or less, lying in the N½ of Section 14, being that part of Lot 15 of Block 5 of the Highway Industrial Sites Addition, to Midland Texas shown at Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated October 30th, 2009 by and between Bobby Dewane Fambrough, Grantor and Karyn Mitchell, Grantee and recorded November 2nd, 2009, as Document No. 2009-22572 in the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1278.000	The State of Texas, through its agent, Otis Moore, Susan Garcia, and Jerry Moore	RSP Permian, L.L.C.	6/24/2013				0.25

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately .248 acres of land more or less, lying in the N½ of Section 14, being Lot 4 of Block 15 of the Highway Industrial Sites Addition, to Midland Texas, said Tract shown in Plat Cabinet A Page 37-38 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated July 29th, 2002 by and between Lance T. Celander, Grantor and OTIS MOORE for life, with remainder interest to Jerry Moore his son, an undivided 1/2 and Susan Garcia his daughter an undivided 1/2 interest as joint tenants , Grantee and recorded July 30th, 2002 in Vol. 2021 at Page 575 of the Deed Records of Midland County Texas

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1279.000	The State of Texas, through its agent,Celia L. White, a married woman deal in oher sole an sperate property (aka Celia Gillham White)	RSP Permian, L.L.C.	8/7/2013				0.68

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately .68 acres of land more or less, lying in the N½Section 14, being Lots 11 of Block 1 of the Highway Industrial Sites Addition, to Midland Texas, with said lands shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated March 5th, 1976 by and between Eddie Don Seawright and wife Lynda Seawright, Grantor and Glenn D. Gillham and wife, Celia L. Gillham Grantee and recorded March 11th, 1976 as Document No. 1976-2546 in Vol. 604 at Pg. 470 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1280.000	The State of Texas, through its agent, Henry McElroy	RSP Permian, L.L.C.	7/15/2013				0.50

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: All of that approximately 0.25399 acres of land more or less, lying in the N½ of Section 14, being Lot 7 of Block 15 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated March 21, 2011, by and between Otis Moore, Grantor and Henry McElroy Grantee and recorded January 31, 2012 as Document 2012-1806 the Deed Records of Midland County Texas.

TRACT 2: All of that approximately 0.24800 acres of land more or less, lying in the N½ of Section 14, being Lot 8 of Block 15 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated January 20, 2011, by and between Otis Moore, Grantor and Henry McElroy Grantee and recorded January 24th, 2011 as Document 2011-1547 the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1281.000	The State of Texas, through its agent, Lucia V. Cuevas	RSP Permian, L.L.C.	7/15/2013				0.25

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately 0.25199 acres of land more or less, lying in the N½ of Section 14, being Lot 6 of Block 14 of the Highway Industrial Sites Addition, to Midland Texas, said Tract shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated November 7th, 1996 by and between Wilson Winn and wife Jane Winn, Grantor and Lucia V. Cuevas, Grantee and recorded November 12th, 1996 in Vol. 1424 at Page 18 of the Deed Records of Midland County Texas.

Exhibit A-2

Page 20 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1282.000	The State of Texas, through its agent, Eliazar Roman and wife Sylvia A. Roman	RSP Permian, L.L.C.	7/22/2013				0.24

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately .24 acres of land more or less, lying in the N½ of Section 14, estimated at being that part of Lot 7 of Block 1 of the Highway Industrial Sites Addition shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated August 13th, 2003 by and between Delmas W. Chablin and Jean A. Chamblin, Grantor and Eliazar Roman and wife Sylvia A. Roman Grantee and recorded September 8th, 2003, as Document No. 2003-21522 in Vol. 2238 at Pg. 17 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1283.000	The State of Texas, through its agent, Llewellyn Boone	RSP Permian, L.L.C.	6/24/2013				0.14

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately 0.13599 acres of land more or less, lying in the N½ of Section 14, being the South 69 Ft of Lot 11 of Block 8 of the Highway Industrial Sites Addition, to Midland Texas, said Tract shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being those lands not conveyed in that certain Warranty Deed dated June 25, 2010 by and between Llewellyn Boone, Grantor and Palmetto Solutions, LLC, Grantee and recorded June 29, 2010 as Document No. 201012469 in the Public Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1319.000	The State of Texas, through its agent, Hugo Chavarria and wife Maria N. Chavarria	RSP Permian, L.L.C.	8/8/2013				1.99

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Tract 1: All of that approximately 1.2300 acres of land more or less, lying in the North Half of Section 14, being Lots 12 and 13 of Block 1 of the Highway Industrial Sites Addition, to Midland Texas, with said Lots 12 and 13 of Block 1 shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated February 19th, 2013 by and between Janice Tilma, Grantor and Hugo Chavarria Grantee and recorded February 20th, 2013, as Document No. 2013-4183 in the Deed Records of Midland County Texas;

Tract 2: All of that approximately 0.48000 acres of land more or less, lying in the North Half of Section 14, being Lot 15 of Block 1 of the Highway Industrial Sites Addition, to Midland Texas, with said Lots 15 of Block 1 shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated October 28th, 1988 by and between the Administrator of Veterans Affairs, Grantor and Hugo Chavarria and wife Maria N. Chavarria Grantee and recorded October 31st, 1988, as Document No. 1988-19921 in Vol. 984 at Page 352 of the Deed Records of Midland County Texas;

Tract 3: All of that approximately 0.28000 acres of land more or less, lying in the North Half of Section 14. being Lot 16 of Block 1 of the Highway Industrial Sites Addition, to Midland Texas, with said Lot 16 of Block 1 shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated December 31st, 2003 by and between James F. Brayton, Grantor and Hugo Chavarria Grantee and recorded May 17th, 2004, as Document No. 2004-9936 in Vol. 2353 at Page 547 of the Deed Records of Midland County Texas and amended to correct the description by Amended General Warranty Deed dated December 31st, 2003 by and between James F. Brayton, Grantor and Hugo Chavarria Grantee and recorded June 4th, 2004, as Document No. 200411498 in Vol 2363 at Page 776 of the Deed Records of Midland County Texas;

Exhibit A-2

Page 21 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1323.000	The State of Texas, through its agent, Emanuel Nieto	RSP Permian, L.L.C.	7/22/2013				0.40

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Approximately .4 acres of land, more or less, lying in the N½ of Section 14, being Lot 14 of Block 1 of the Highway Industrial Sites Addition, to Midland Texas, with said lands shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated December 8th, 2005 by and between Andrea N. Lara, Grantor and Emanuel Nieto, Grantee and recorded December 9th, 2005 as Document No. 2005-25604 in Vol. 2612 at Pg. 685 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1324.000	The State of Texas, through its agent, Miguel Angel Gonzalez and Ysidra Gonzalez, husband and wife	RSP Permian, L.L.C.	10/2/2013				1.00

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Tract 1: Approximately .65 acres of land more or less, lying in the N½f of Section 14, being Lot 9 of Block 6 of the Highway Industrial Sites Addition, to Midland Texas, shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated August 5, 2009, by and between Edna R. Fullen, Grantor and Miguel Gonzales, a married man, Grantee and recorded September 21, 2009 as Document No. 2009-19753 in the Public Records of Midland County Texas;

Tract 2: Approximately .35 acres of land more or less, lying in the N½ of Section 14, being Lot 8 of Block 1 of the Highway Industrial Sites Addition, to Midland Texas, shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated May 14, 1993, by and between James B Knight and Elizabeth A. Knight, Grantor and Miguel Angel Gonzalez and wife Ysidra Gonzalez, Grantee and recorded August 4th, 1993 as Document No. 14558 (Vol. 1171 Page 381) in the Public Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1325.000	The State of Texas, through its agent, Maria Guadalupe Hiles, dealing in her separate property	RSP Permian, L.L.C.	10/4/2013				0.69

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Approximately 0.68999 acres of land more or less, lying in the N½ of Section 14, being Lot 1 of Block 7 of the Highway Industrial Sites Addition, to Midland Texas, said Tract shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated June 3rd, 1992 by and between the J. W. Brantley, Grantor and Maria Guadalupe Hiles, Grantee and recorded June 4th, 1992 in Vol. 1124 at Page 137 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1326.000	The State of Texas, through its agent, Fidel Cardona	RSP Permian, L.L.C.	6/12/2013				0.25

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that part of a certain 2.47 Acre tract of land lying in the North Half of Section 14, containing approximately .25 acres of land, more or less, and said 2.47 Acre tract being the same lands described in that certain Warranty Deed dated January 22nd , 2007, by and between Abbott Development Company, Grantor and Fidel Cardona, Grantee and recorded in Vol. 2803 at Page 421 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1327.000	The State of Texas, through its agent,Melvin Dean Cox and wife Connie S. Cox	RSP Permian, L.L.C.	10/3/2013				0.51

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Approximately 0.51099 acres of land, more or less, lying in the N½ of Section 14, being Lots 7 and 8 of Block 14 of the Highway Industrial Sites Addition, to Midland Texas, said Tract shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated December 15th, 1997 by and between Ira Verneil Cox et al, Grantor and Melvin Dean Cox, Grantee and recorded December 17th, 1997 in Vol. 1517 at Page 367 of the Deed Records of Midland County Texas.

Exhibit A-2

Page 22 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1328.000	The State of Texas, through its agent, Arturo Alvarez and wife, Jennifer Lee Alvarez	RSP Permian, L.L.C.	10/23/2013				0.80

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Approximately 0.8 acres of land, more or less, lying in theN½ of Section 14, being Lots 9 and 10 of Block 1 of the Highway Industrial Sites Addition, to Midland Texas, with said lands shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated April 29th, 2003 by and between Virginia Elaine Thurman, Grantor and Alturo Alvarez and wife Jennifer Lee Alvarez, Grantee and recorded December 4th, 2003 as Document No. 2003-28805 in Vol. 2280 at Pg. 816 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1329.000	The State of Texas, through its agent, John William Parker and Claudia Parker, husband and wife	RSP Permian, L.L.C.	7/17/2013				0.60

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Approximately 0.6 acres of land more or less, lying in the N½f of Section 14, being Lot 3 of Block 7 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated September 1, 2009, by and between Jack H. Black, Grantor and John William Parker and wife Claudia Parker, Grantee and recorded April 8, 2011 as Document 2011-6802 the Deed Records of Midland County Texas.

Llano (Pecan Acres) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1129.001	MDJ Minerals, L.L.P.	Patriot Resources Partners LLC	6/2/2008	AMD	DocNo: 2010-20335	Midland	640.00
				MM	Vol 3122, Pge 720	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 23: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1129.002	Heisler Family Partnership	RSP Permian, L.L.C.	1/18/2011	OGL	DocNo: 2011-6839	Midland	640.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 23: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1129.003	Dawn Blackfox Revocable Trust UI 12/21/06	RSP Permian, L.L.C.	2/2/2011	OGL	DocNo: 2011-6841	Midland	640.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 23: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1129.004	N&N Holdings, LLC (successor to Bronwyn Davies)	RSP Permian, L.L.C.	2/2/2011	OGL	DocNo: 2011-6840	Midland	640.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 23: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1129.005	Pogo Producing Company	RSP Permian, L.L.C	3/11/2011	MM	DocNo: 2011-8946	Midland	640.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 23: All

Exhibit A-2

Page 23 of 57

Parks (Sec 03) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.003	Kenneth Lesley and Perry Elliott, Co-Independent Executors of the Estate of Bobby John Foster, Deceased	Nightengale Petroleum Properties, Inc.	3/20/2007	AMD	DocNo: 2013-2993	Ector	640.00
				OGL	Vol 2133, Pge 952	Ector	
				AMD	DocNo: 2013-3483	Midland	
				OGL	Vol 2846, Pge 65	Midland	

T&P Survey, Blk 41, T2S, Ector & Midland County, Texas

Section 03: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.004	Betty Yvon Lesley, SSP	Nightengale Petroleum Properties, Inc.	3/20/2007	AMD	DocNo: 2013-2993	Ector	640.00
				OGL	Vol 2133, Pge 958	Ector	
				AMD	DocNo: 2013-3483	Midland	
				OGL	Vol 2846, Pge 71	Midland	

T&P Survey, Blk 41, T2S, Ector & Midland County, Texas

Section 03: All

Parks (Sec 04) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.001	George W. Elliott, III, & Mary Ann (Elliott) Fendley	David Y. Rogers	2/6/2007	AMD	DocNo: 2010-11392	Ector	650.75
				AMD	DocNo: 2012-3384	Ector	
				AMD	DocNo: 2012-3445	Ector	
				OGL	Vol 2113, Pge 142	Ector	

T&P Survey, Blk 41, T2S, Ector County, Texas

Section 04: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.003	Kenneth Lesley and Perry Elliott, Co-Independent Executors of the Estate of Bobby John Foster, Deceased	Nightengale Petroleum Properties, Inc.	3/20/2007	AMD	DocNo: 2013-2993	Ector	650.75
				OGL	Vol 2133, Pge 952	Ector	
				AMD	DocNo: 2013-3483	Midland	
				OGL	Vol 2846, Pge 65	Midland	

T&P Survey, Blk 41, T2S, Ector County, Texas

Section 04: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.004	Betty Yvon Lesley, SSP	Nightengale Petroleum Properties, Inc.	3/20/2007	AMD	DocNo: 2013-2993	Ector	650.75
				OGL	Vol 2133, Pge 958	Ector	
				AMD	DocNo: 2013-3483	Midland	
				OGL	Vol 2846, Pge 71	Midland	

T&P Survey, Blk 41, T2S, Ector County, Texas

Section 04: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.005	Georgeann Foster, SSP	Nightengale Petroleum Properties, Inc.	4/2/2007	ExtRat	DocNo: 2010-4728	Ector	650.75
				ExtRat	DocNo: 2012-4250	Ector	
				OGL	Vol 2142, Pge 623	Ector	

T&P Survey, Blk 41, T2S, Ector County, Texas

Section 04: All

Exhibit A-2

Page 24 of 57

Parks (Sec 04) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.006	Jo Ann Purdy, SSP	Nightengale Petroleum Properties, Inc.	4/2/2007	Ext	Vol 2012, Pge 5785	Ector	650.75
				Ext	Vol 2525, Pge 570	Ector	
				OGL	Vol 2142, Pge 627	Ector	

T&P Survey, Blk 41, T2S, Ector County, Texas
Section 04: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.007	William Jasper Foster, SSP	Nightengale Petroleum Properties, Inc.	4/2/2007	ExtRat	DocNo: 2010-5621	Ector	650.75
				ExtRat	DocNo: 2012-4251	Ector	
				OGL	Vol 2142, Pge 631	Ector	

T&P Survey, Blk 41, T2S, Ector County, Texas
Section 04: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.008	Mary L. Wooten, SSP	Nightengale Petroleum Properties, Inc.	4/2/2007	ExtRat	DocNo: 2012-4249	Ector	650.75
				ExtRat	Vol 2426, Pge 786	Ector	
				OGL	Vol 2140, Pge 155	Ector	

T&P Survey, Blk 41, T2S, Ector County, Texas
Section 04: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.009	Van Williamson, SSP	Nightengale Petroleum Properties, Inc.	4/2/2007	Ext	DocNo: 2012-6648	Ector	650.75
				ExtRat	DocNo: 2010-7232	Ector	
				OGL	Vol 2140, Pge 159	Ector	

T&P Survey, Blk 41, T2S, Ector County, Texas
Section 04: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.010	Patricia Bishop, SSP	Nightengale Petroleum Properties, Inc.	3/31/2008	Ext	DocNo: 2011-4608	Ector	650.75
				Ext	DocNo: 2013-4786	Ector	
				OGL	Vol 2240, Pge 664	Ector	

T&P Survey, Blk 41, T2S, Ector County, Texas
Section 04: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.011	Sally McKinney, SSP	Nightengale Petroleum Properties, Inc.	3/31/2008	Ext	DocNo: 2011-4606	Ector	650.75
				Ext	DocNo: 2013-4401	Ector	
				OGL	Vol 2240, Pge 660	Ector	

T&P Survey, Blk 41, T2S, Ector County, Texas
Section 04: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.012	Lucille Don Juan	Nightengale Petroleum Properties, Inc.	3/31/2008	Ext	DocNo: 2011-4607	Ector	650.75
				Ext	DocNo: 2013-4402	Ector	
				OGL	Vol 2240, Pge 656	Ector	

T&P Survey, Blk 41, T2S, Ector County, Texas
Section 04: All

Exhibit A-2 Page 25 of 57

Parks (Sec 04) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.019	Amanda Fulcher, SSP	Nightengale Petroleum Properties, Inc.	6/27/2008	Ext	DocNo: 2011-8065	Ector	650.75
				Ext	DocNo: 2013-7169	Ector	
				OGL	Vol 2277, Pge 61	Ector	
T&P Survey, Blk 41, T2S, Ector County, Texas Section 04: All							
TX1002.020	Gregory P. Collins, SSP	Nightengale Petroleum Properties, Inc.	7/21/2008	Ext	DocNo: 2011-6578	Ector	650.75
				Ext	DocNo: 2013-7619	Ector	
				OGL	Vol 2272, Pge 200	Ector	
T&P Survey, Blk 41, T2S, Ector County, Texas Section 04: All							
TX1002.021	Patricia Melson, SSP	Nightengale Petroleum Properties, Inc.	6/27/2008	Ext	DocNo: 2011-6577	Ector	650.75
				Ext	DocNo: 2013-7098	Ector	
				OGL	Vol 2272, Pge 204	Ector	
T&P Survey, Blk 41, T2S, Ector County, Texas Section 04: All							
TX1002.022	Helen Delores Evitt, a widow, and Clarence McKinney Evitt, SSP	Nightengale Petroleum Properties, Inc.	6/27/2008	Ext	DocNo: 2011-6579	Ector	650.75
				Ext	DocNo: 2013-7740	Ector	
				OGL	Vol 2271, Pge 714	Ector	
T&P Survey, Blk 41, T2S, Ector County, Texas Section 04: All							
TX1002.024	Lee Amy Green, SSP	RSP Permian, L.L.C	9/11/2012	MM	DocNo: 2012-16390	Ector	650.75
T&P Survey, Blk 41, T2S, Ector County, Texas Section 04: All							
TX1002.025	Jane M. Jones Green, SSP	RSP Permian, L.L.C	9/6/2012	MM	DocNo: 2012-16396	Ector	650.75
T&P Survey, Blk 41, T2S, Ector County, Texas Section 04: All							
TX1002.026	Edward Foster Green, SSP	RSP Permian, L.L.C	9/6/2012	MM	DocNo: 2012-16391	Ector	650.75
T&P Survey, Blk 41, T2S, Ector County, Texas Section 04: All							
TX1002.027	Jane Ellen Green, SSP	RSP Permian, L.L.C	9/6/2012	MM	DocNo: 2012-16397	Ector	650.75
T&P Survey, Blk 41, T2S, Ector County, Texas Section 04: All							
TX1002.028	Odell Roshton, her SSP	RSP Permian, L.L.C	9/12/2012	MM	DocNo: 2012-16392	Ector	650.75
T&P Survey, Blk 41, T2S, Ector County, Texas Section 04: All							
TX1002.029	Mary Roshton Maxwell	RSP Permian, L.L.C	9/17/2012	MM	DocNo: 2012-16393	Ector	650.75
T&P Survey, Blk 41, T2S, Ector County, Texas Section 04: All							

Exhibit A-2 Page 26 of 57

Parks (Sec 04) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.030	Diane R. Mueller	RSP Permian, L.L.C	9/17/2012	MM	DocNo: 2012-16394	Ector	650.75
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.031	Katherine Roshton Hudgins	RSP Permian, L.L.C	9/17/2012	MM	DocNo: 2012-16395	Ector	650.75
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							

Parks (Sec 38) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1126.001	The Hoffius Family Trust, Sarah Hoffius, Trustee	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 641	Midland	647.50
T&P Survey, Blk 41, T1S, Midland County, Texas							
Section 38: All							
TX1126.002	Sharon Lyon Hanan, dealing in her sole & separate property	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 639	Midland	647.50
T&P Survey, Blk 41, T1S, Midland County, Texas							
Section 38: All							
TX1126.003	Marsha Lyon Kirby, dealing in her sole & separate property	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 655	Midland	647.50
T&P Survey, Blk 41, T1S, Midland County, Texas							
Section 38: All							
TX1126.004	Loralei Tuckness, dealing in her sole & separate property	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 657	Midland	647.50
T&P Survey, Blk 41, T1S, Midland County, Texas							
Section 38: All							
TX1126.005	Cyrena McMurry, dealing in her sole & separate property	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 659	Midland	647.50
T&P Survey, Blk 41, T1S, Midland County, Texas							
Section 38: All							
TX1126.006	John Stowe, dealing in his sole & separate property	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 653	Midland	647.50
T&P Survey, Blk 41, T1S, Midland County, Texas							
Section 38: All							
TX1126.007	James Stowe, dealing in his sole & separate property	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 663	Midland	647.50
T&P Survey, Blk 41, T1S, Midland County, Texas							
Section 38: All							
TX1126.008	Mark Stowe, dealing in his sole & separate property	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 661	Midland	647.50
T&P Survey, Blk 41, T1S, Midland County, Texas							
Section 38: All							

Exhibit A-2

Page 27 of 57

Parks (Sec 38) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1126.009	Keeler Investment Company	F. Ferrell Davis	3/11/2008	OGL	Vol 3044, Pge 629	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All						
TX1126.010	A. J. Slagter, III	F. Ferrell Davis	4/7/2008	OGL	Vol 3044, Pge 633	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All						
TX1126.011	Corlyss A. Delashaw	F. Ferrell Davis	3/12/2008	OGL	Vol 3044, Pge 636	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All						
TX1126.012	Helga G. Lopez Hillin, dealing in her sole & separate property	F. Ferrell Davis	8/13/2008	AMD ExtRat OGL	DocNo: 2010-22069 DocNo: 2010-1703 Vol 3091, Pge 870	Midland Midland Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All						
TX1126.013	Amir Oil Company	F. Ferrell Davis	8/21/2008	OGL	Vol 3094, Pge 371	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All						
TX1126.014	A.M. Pate, Jr., Marital Trust, Bank of America, N.A., Trustee	F. Ferrell Davis	9/5/2008	MM	Vol 3104, Pge 223	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All						
TX1126.016	Lynn Foussard	Patriot Resources Partners LLC	2/20/2010	OGL	DocNo: 2010-4018	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All						
TX1126.017	William L. Foussard	Patriot Resources Partners LLC	2/20/2010	OGL	DocNo: 2010-4025	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All						
TX1126.019	William L. Foussard, Trustee of the Robert P. Foussard Family Trust, created under the Will of Robert P. Foussard, Deceased	Patriot Resources Partners LLC	2/20/2010	OGL	DocNo: 2010-7484	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All						
TX1126.020	Robert Hartzell	Patriot Resources Partners LLC	2/20/2010	OGL	DocNo: 2010-9491	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All						

Exhibit A-2

Page 28 of 57

Parks (Sec 38) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1126.022	Robert C. Hartzell, as Trustee of the Thomas S. Hartzell Revocable Trust, U/D dated 7/16/1990	Patriot Resources Partners LLC	2/20/2010	OGL	DocNo: 2010-23840	Midland	647.50
T&P Survey, Blk 41, T1S, Midland County, Texas							
Section 38: All							
TX1126.023	PEC Minerals LP	Patriot Resources Partners LLC	8/27/2010	OGL	DocNo: 2010-23839	Midland	323.75
T&P Survey, Blk 41, T1S, Midland County, Texas							
Section 38: N½							
TX1126.024	DCCO Inc.	RSP Permian, L.L.C.	1/13/2011	OGL	Vol 2011, Pge 5644	Midland	647.50
T&P Survey, Blk 41, T1S, Midland County, Texas							
Section 38: All							
TX1126.025	Hunt Oil Company	RSP Permian, LLC	6/6/2011	OGL	DocNo: 2011-13170	Midland	323.75
T&P Survey, Blk 41, T1S, Midland County, Texas							
Section 38: S½							
TX1130.001	Spanish Trail Land and Cattle Company, L.P., & IBEX Mineral Resources, L.L.C.	Windsor Permian LLC	2/29/2008	AMD	DocNo: 2010-6164	Midland	647.50
				MM	Vol 3018, Pge 413	Midland	
T&P Survey, Blk 41, T1S, Midland County, Texas							
Section 38: All							

Parks Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1001.001	Charlotte Parks Kimberlin, Ind & Trustee of Charlotte Parks Kimberlin Trust, et al	David Y. Rogers	2/6/2007	AMD	Vol 2413, Pge 62	Ector	3,212.00
				MM	Vol 2113, Pge 119	Ector	
				AMD	DocNo: 2010-4020	Midland	
				MM	Vol 2833, Pge 163	Midland	
T&P Survey, Blk 41, T1S, Ector & Midland County, Texas							
Section 39: S½							
Section 46: All							
T&P Survey, Blk 41, T1S, Ector County, Texas							
Section 33: E½							
Section 40: All							
Section 41: All							
Section 45: All							
TX1001.002	Hurt Properties, LP, a Texas Limited Partnership, represented herein by Hurt Asset Management, LLC, a Texas Limited Liability Company, its General Partner, and Sam F. Hurt, Jr., Individually	David Y. Rogers	1/3/2007	AMD	DocNo: 2010-1554	Ector	640.00
				AMD	DocNo: 2012-3382	Ector	
				OGL	Vol 2108, Pge 673	Ector	
T&P Survey, Blk 41, T1S, Ector County, Texas							
Section 41: All							

Exhibit A-2 Page 29 of 57

Parks Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1001.003	James R. Hurt	David Y. Rogers	1/3/2007	AMD	DocNo: 2012-3383	Ector	640.00
				AMD	Vol 2400, Pge 523	Ector	
				OGL	Vol 2105, Pge 170	Ector	

T&P Survey, Blk 41, T1S, Ector County, Texas
Section 41: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1001.004	Mark D. Clarke	David Y. Rogers	1/3/2007	AMD	DocNo: 2010-442	Ector	640.00
				AMD	DocNo: 2012-3227	Ector	
				OGL	Vol 2105, Pge 175	Ector	

T&P Survey, Blk 41, T1S, Ector County, Texas
Section 41: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1001.005	Anadarko E&P Company, LP	F. Ferrell Davis	3/27/2007	Amd	Vol 2307, Pge 778	Ector	1,612.00
				AMD	Vol 2342, Pge 59	Ector	
				Ext	DocNo: 2011-14887	Ector	
				OGL	Vol 2130, Pge 831	Ector	
				AMD	DocNo: 2009-9901	Midland	
				Amd	Vol 3132, Pge 366	Midland	
				Ext	DocNo: 2011-20549	Midland	
				OGL	Vol 2858, Pge 75	Midland	

T&P Survey, Blk 41, T1S, Ector & Midland County, Texas
Section 39: S½
Section 46: All
T&P Survey, Blk 41, T1S, Ector County, Texas
Section 40: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.001	George W. Elliott, III, & Mary Ann (Elliott) Fendley	David Y. Rogers	2/6/2007	AMD	DocNo: 2010-11392	Ector	320.00
				AMD	DocNo: 2012-3384	Ector	
				AMD	DocNo: 2012-3445	Ector	
				OGL	Vol 2113, Pge 142	Ector	

T&P Survey, Blk 41, T1S, Ector County, Texas
Section 33: W½

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.002	The William K. Warren Foundation	David Y. Rogers	4/14/2008	AMD	DocNo: 2011-7368	Ector	320.00
				AMD	DocNo: 2012-4253	Ector	
				MM	Vol 2252, Pge 256	Ector	

T&P Survey, Blk 41, T1S, Ector County, Texas
Section 33: W½

Exhibit A-2 Page 30 of 57

Parks Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1003.001	James E. Headlee, Laura Headlee Nunez, Verna S. Headlee, Linda Headlee Freeman, Lisa Headlee Zuerker, Emmit V. Headlee, II	F. Ferrell Davis	5/1/2007	MM	Vol 2142, Pge 59	Ector	1,293.22
				Rat	DocNo: 2012-2199	Ector	
				MM	Vol 2877, Pge 896	Midland	
				Rat	DocNo: 2012-2940	Midland	

T&P Survey, Blk 41, T1S, Ector & Midland County, Texas

Section 35: W½

Section 39: N½

T&P Survey, Blk 41, T1S, Ector County, Texas

Section 34: All - surface to 12,000'

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1003.002	Gordon E Headlee Family Trust, Joan S Headlee, Claudia Headlee Thomas, Gordon E. Headlee, Jr.	F. Ferrell Davis	5/1/2007	MM	DocNo: 2010-10339	Ector	1,293.22
				MM	Vol 2142, Pge 53	Ector	
				MM	Vol 2142, Pge 55	Ector	
				MM	Vol 2142, Pge 57	Ector	
				Rat	Vol 2419, Pge 828	Ector	
				MM	DocNo: 2010-13036	Midland	
				MM	Vol 2877, Pge 900	Midland	
				MM	Vol 2877, Pge 903	Midland	
				MM	Vol 2877, Pge 906	Midland	

T&P Survey, Blk 41, T1S, Ector & Midland County, Texas

Section 35: W½

Section 39: N½

T&P Survey, Blk 41, T1S, Ector County, Texas

Section 34: All - surface to 12,000'

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1003.003	The Most Reverend Gregory M. Aymond, Bishop of the Catholic Diocese of Austin, His Successors in Office	F. Ferrell Davis	7/18/2008	MM	Vol 2272, Pge 983	Ector	653.22

T&P Survey, Blk 41, T1S, Ector County, Texas

Section 34: All - surface to 12,000'

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1003.004	Chieftain Exploration Company, Inc.	F. Ferrell Davis	7/23/2008	MM	Vol 2272, Pge 985	Ector	653.22

T&P Survey, Blk 41, T1S, Ector County, Texas

Section 34: All - surface to 12,000'

Rankin Cemetery Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1234.001	Ronald F. Yates, Sr. & Estate of Tommy Joe Yates, Deceased	RSP Permian, LLC	4/18/2012	OGL	Vol 887, Pge 147	Upton	1,291.19

EL&RR Survey, Blk B, Upton County, Texas

Section 04: All - A-822

HE&WT Survey, Blk B, Upton County, Texas

Section 28: All - A-705

Exhibit A-2

Page 31 of 57

Rankin Cemetery Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1234.002	Herd Partners, Ltd.	RSP Permian, LLC	5/9/2013	OGL	Vol 894, Pge 501	Upton	1,282.60

EL&RR Survey, Blk B, Upton County, Texas

Section 04: All - A-822

HE&WT Survey, Blk B, Upton County, Texas

Section 28: All - A-705

Spanish Trail (I-20) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1134.001	Eugenie M. McGuire	Summit West Resources, LP	7/1/2008	OGL	DocNo: 2009-19015	Midland	332.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 02: S½

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1134.002	Bruce L. Jones, Jr.	Summit West Resources, LP	7/1/2008	OGL	DocNo: 2009-19039	Midland	332.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 02: S½

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1134.003	Marilinda P. Walters	Summit West Resources, LP	7/1/2008	OGL	DocNo: 2009-19043	Midland	332.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 02: S½

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1134.004	Kayren May Stegemoller	Summit West Resources, LP	7/1/2008	OGL	DocNo: 2009-19044	Midland	332.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 02: S½

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1134.005	Andrea Jeanne Robinson	Summit West Resources, LP	7/1/2008	OGL	DocNo: 2009-19045	Midland	332.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 02: S½

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1134.006	James Flood	Summit West Resources, LP	7/1/2008	OGL	DocNo: 2009-19042	Midland	332.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 02: S½

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1134.007	Patrick D. Dingman	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19037	Midland	332.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 02: S½

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1134.008	Floyd Flood & Marian A. Flood, husband and wife	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19040	Midland	332.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 02: S½

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1134.009	Sandra Lee Anderson	Summit West Resources, LP	6/1/2008	OGL	DocNo: 2009-19041	Midland	332.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 02: S½

Exhibit A-2

Page 32 of 57

Spanish Trail (I-20) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1134.010	Thomas B. Roberts	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19050	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.011	H. Edward Roberts Jr.	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19048	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.012	Holly May Bullard	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19047	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.013	Michael Dingman	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19038	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.014	Billie Roberts Jones	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19049	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.015	Mary Lou Alcorn	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19046	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.016	Theodore Edward Dingman	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19036	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.017	Sharron Flood	Summit West Resources, LP	3/1/2009	OGL	DocNo: 2009-19034	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.018	Michael Gerard Flood	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19035	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.019	Carol A. Schiffgens Delano	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19016	Midland	415.25
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: E½SE¼						
	Section 02: S½						
TX1134.020	Stephen H. Parker & Timothy H. Parker	McDonnold Petroleum, LLC	9/23/2008	AMD	DocNo: 2012-15000	Midland	322.20
				OGL	Vol 3104, Pge 558	Midland	
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						

Exhibit A-2

Page 33 of 57

Spanish Trail (I-20) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1134.021	Thomas W. Perry	E.G.L. Resources, Inc	8/15/2010	OGL	Vol 2010, Pge 16989	Midland	322.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 02: S½

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.001	HCMC Inc., Peggy McCulloch, Individually & as Co-Trustee of the McCulloch Family Trust under the Will of H.C. McCulloch, Deceased, & Michael J. McCulloch, Individually & as Co-Trustee of the McCulloch Family Trust under the Will of H.C. McCulloch, Deceased	Summit West Resources, LP	7/25/2008	Ext MM	DocNo: 2011-14322 DocNo: 2009-19028	Midland Midland	309.58

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: 309.58 acres, more or less, being all that certain 402.9 acres out of 419.2 acres of Section 10, Block 40, T-2-S, T&P Ry. Co. Survey, Midland County Texas as described by Metes & Bounds in deed V554 P89, Save and Except the following tracts in which the minerals were not reserved by grantor: a 6.3-acre tract previously conveyed to the State in deed V400 P123, 16-acre tract conveyed in V579 P28, a 1.71 acre tract conveyed in V581 P629, a 2.5 acre tract conveyed in V585 P837, a 2.5 acre tract conveyed in V585 P839, a 3 acre tract conveyed in V587 P329, a .65 acre tract conveyed in V587 P644, a 2.28 acre tract conveyed in V587 P646, a 20 acre tract conveyed in V593 P4, a .65 acre tract conveyed in V629 P772, a .325 acre tract conveyed in V625 P127, a 5 acre tract conveyed in V647 P197, a .328 acre tract conveyed in V657 P453, a 3.53 acre tract conveyed in V657 P550, a 10 acre tract conveyed in V670 P684, a 1.25 acre tract conveyed in V684 P656, a .328 acre tract conveyed in V686 P644, a 6.72 acre tract conveyed in V687 P 146, a .325 acre tract conveyed in V698 P488, a 5 acre tract conveyed in V745 P226, a .984 acre tract in V750 P769, a 2.5 acre tract conveyed in V799 P51, a 1 acre tract conveyed in V999 P365, a 6.74 acre tract conveyed in V 1003 P443.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.002	Mary Stubbe	Summit West Resources, LP	2/17/2009	OGL	DocNo: 2009-19024	Midland	450.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.003	Ward A. Mitchell	Summit West Resources, LP	11/24/2008	Ext MM	DocNo: 2011-23326 DocNo: 2009-19023	Midland Midland	450.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.004	Marlyn M. Snyder	Summit West Resources, LP	11/7/2008	Ext OGL	DocNo: 2011-23322 DocNo: 2009-19018	Midland Midland	450.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.005	Lori Bridges and Bruce Bridges	Summit West Resources, LP	11/24/2008	Ext OGL	DocNo: 2011-23325 DocNo: 2009-19022	Midland Midland	450.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.006	Lisa A. Mooney and Clayton E. Mooney	Summit West Resources, LP	11/24/2008	Ext OGL	DocNo: 2011-23323 DocNo: 2009-19021	Midland Midland	450.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

Exhibit A-2

Page 34 of 57

Spanish Trail (I-20) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.007	Melinda Marianne McGinnis and Bill Gene McGinnis	Summit West Resources, LP	11/24/2008	Ext	DocNo: 2011-23327	Midland	450.20
				OGL	DocNo: 2009-19019	Midland	
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less							
TX1135.008	Larry P. Averitt	Summit West Resources, LP	2/17/2009	OGL	DocNo: 2009-19026	Midland	450.20
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less							
TX1135.009	Deborah K. Massey Averitt	Summit West Resources, LP	2/17/2009	OGL	DocNo: 2009-19027	Midland	450.20
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less							
TX1135.010	Catherine L. Graves Massey	Summit West Resources, LP	2/17/2009	OGL	DocNo: 2009-19025	Midland	450.20
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less							
TX1135.011	Virginia Artz and Grover Artz	Summit West Resources, LP	11/17/2008	Ext	DocNo: 2011-23324	Midland	450.20
				OGL	DocNo: 2009-19020	Midland	
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less							
TX1135.012	Arthur Christensen	Summit West Resources, LP	10/28/2009	OGL	DocNo: 2009-23142	Midland	309.58
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less							
TX1135.013	Phyllis Jean Christensen	Summit West Resources, LP	10/28/2009	OGL	DocNo: 2009-23141	Midland	309.58
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less							
TX1135.014	Debra Jean Maes	Summit West Resources, LP	10/28/2009	OGL	DocNo: 2009-23140	Midland	309.58
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less.							
TX1135.015	Tammy Martinez	Summit West Resources, LP	10/28/2009	OGL	DocNo: 2009-23139	Midland	309.58
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less							
TX1135.016	Herbert Wendell Stubbe and wife Beverly Stubbe	Summit West Resources, LP	6/12/2009	OGL	DocNo: 2009-19029	Midland	450.20
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less							
TX1135.017	Kathleen Schubert	Summit West Resources, LP	8/29/2009	OGL	DocNo: 2009-19030	Midland	450.20
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less							

Exhibit A-2

Page 35 of 57

Spanish Trail (I-20) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.018	Christy Lynn Graham	Summit West Resources, LP	8/29/2009	OGL	DocNo: 2009-19031	Midland	309.58

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

TX1135.019	Becky Shaw	Summit West Resources, LP	8/29/2009	OGL	DocNo: 2009-19032	Midland	450.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

TX1135.020	Shawna Stogdill	Summit West Resources, LP	6/22/2009	OGL	DocNo: 2009-19033	Midland	309.58

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

TX1135.021	Elizabeth Stubbe West	Summit West Resources	8/5/2010	OGL	DocNo: 2010-20827	Midland	450.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

TX1135.022	Georgia R. Stubbe Moses	Summit West Resources	8/5/2010	OGL	DocNo: 2010-20828	Midland	450.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

TX1135.023	Timothy G. Snelson	E.G.L. Resources, Inc.	7/25/2011	OGL	DocNo: 2011-15457	Midland	3.65

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: Tract No. 4: A 10-acre tract of land in Section 10 and being more particularly described by metes and bounds as follows, to-wit: Beginning at a 1/2" iron set in the South boundary of County Road 116-W, in Section 10, for the NW corner of a 10-acre tract of land and the NE corner of this tract; from point 1" galvanized iron pipe at the SW corner of Section 10 bears South 58° 51' West, 3,624.33 feet, and South 15° 7' East, 911.57 feet; THENCE South 15° 7' East, with the West boundary of 10-acre tract, 841.7 feet to a 1/2" iron rod at the SW corner of said tract for the SE corner of this tract; THENCE South 58° 51' West, 538.47 feet to a 1/2" iron rod for the SW corner of this tract; THENCE North 15° 7' West, 841.7 feet to a 1/2" iron rod set in the South boundary of County Road 116-W, for the NW corner of this tract; Thence North 58° 51' East, with the South boundary of said road 538.47 feet to the place of the beginning.

Tract No. 5:
A 6.347-acre tract of land in Section 10 and being more particularly described by metes and bounds as follows, to-wit: Beginning at a 1/2" iron set in the South boundary of County Road 116-W, in Section 10 for the NW corner of a 10-acre tract of land and the NE corner of this tract; from point 1" galvanized iron pipe at the SW corner of Section 10 bears South 58° 51' West, 3,624.33 feet, and South 15° 7' East, 911.57 feet; THENCE South 15° 7' East, with the West boundary of 10-acre tract, 841.7 feet to a 1/2" iron rod at the SW corner of said tract for the SE corner of this tract; THENCE South 58° 51' West, 328.47 feet to a 1/2" iron rod for the SW corner of this tract; THENCE North 15° 7' West, 841.7 feet to a 1/2" iron rod set in the South boundary of County Road 116-W, for the NW corner of this tract; Thence North 58° 51' East, with the South boundary of said road 538.47 feet to the place of the beginning.

TX1135.024	Joann Patterson, dealing in her sole and separate property	E.G.L. Resources, Inc.	2/22/2011	OGL	DocNo: 2012-5951	Midland	16.00

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: A 16-acre tract being more particularly described by metes and bounds as follows, to-wit: Beginning at a ½" iron rod set in the North boundary line of CR 116W, for the SW corner of this tract, from which point a 1" galvanized iron pipe at the SW Corner of Section 10, bears South 58° 51' West, 4,162.80 ft., and South 15° 7' East. 974 ft.; THENCE North 58° 51' East, with the North boundary line of CR 116W, 861.6 feet to a ½" iron rod set for the SE corner of this tract; THENCE North 15° 7' West, 841.7 feet to a ½" iron rod set for the NE corner of this tract; THENCE South 58° 51' West, 861.6 ft. to a ½" iron rod set for the NW corner of this tract; Thence South 15° 7' East, 841.7 feet to the POB.

Exhibit A-2

Page 36 of 57

Spanish Trail (I-20) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.025	Dan E. Stogill, dealing in his sole and separate property	E.G.L. Resources, Inc.	11/3/2011	OGL	DocNo: 2012-14796	Midland	450.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.026	HCMC Inc.	E.G.L. Resources, Inc.	5/24/2013	OGL	DocNo: 2013-14771	Midland	314.38

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: Containing 314.38 acres, more or less, being all that certain 402.9 acres out of 419.2 acres of Section 10, as described by Metes & Bounds in deed V554 P89,

Save and Except the following tracts in which the minerals were not reserved by Grantor: a 6.3-acre tract previously conveyed to the State in deed V400 P123, 16-acre tract conveyed in V579 P28, a 1.95 acre tract conveyed in V581 P629, a 2.5 acre tract conveyed in V585, P837, a 2.5 acre tract conveyed in V585 P839, a 3 acre tract conveyed in V587 P379, a .65 acre tract conveyed in V587 P644, a 2.28 acre tract conveyed in V587 P646, a 20 acre tract conveyed in V593 P4, a .65 acre tract conveyed in V629 P772, a .325 acre tract conveyed in V625 P127, a 5 acre tract conveyed in V647 P197, a .328 acre tract conveyed in V657 P453, a 10 acre tract conveyed in V670 P 684, a 1.25 acre tract conveyed in V684 P656, a .328 acre tract conveyed in V686 P644, a 6.72 acre tract conveyed in V687 P146, a .325 acre tract conveyed in V698 P488, a .984 acre tract in V750 P769, a 2.5 acre tract conveyed in V799 P51, a 1 acre tract conveyed in V999 P365, a 5.23 acre tract conveyed in V1523 P683;

And Save and Except the 80 acre Proration Unit designated for the STO #1009 well as shown on the plat attached as Exhibit "A" to the Oil and Gas Lease.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.027	Michael Dean Waldrop and Rebecca A. Waldrop, husband and wife	RSP Permian, L.L.C.	9/24/2013	OGL	DocNo: 2013-27279	Midland	2.50

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: 2.5 acres of land, more or less, in theS½ of Section 10 and being all of that certain land described in that certain Warranty Deed dated October 14, 1983, by and between Garland W. Jordan, Grantor and Todd, Barron, Bridges & McKeel, P.C., Grantee, with said Warranty Deed being recorded in Vol. 799 at Page 51 of the Public Deed Records of Midland County, Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1136.001	The Corkery Trust, by Robin Corkery, Sole Trustee & Executor	Summit West Resources, LP	6/1/2008	AMD	DocNo: 2010-21288	Midland	640.00
				OGL	DocNo: 2009-19017	Midland	

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 11: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1136.002	W. B. Robbins III et ux	Summit West Resources, LP	12/9/2010	OGL	Vol 2010, Pge 24702	Midland	640.00

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 11: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1136.003	Richard L. Luttrell	Summit West Resources, LP	12/9/2010	OGL	Vol 2010, Pge 24701	Midland	640.00

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 11: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1136.004	Otto William Schumm Separate Revocable Trust Agreement date 8/4/2005	McDonnold Petroleum, LLC	10/16/2008	OGL	Vol 3111, Pge 424	Midland	640.00

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 11: All

Exhibit A-2

Page 37 of 57

Spanish Trail (I-20) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1136.005	Bonnie Mae Wiese	McDonnold Petroleum, LLC	8/15/2008	OGL	Vol 3108, Pge 738	Midland	640.00
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 11: All						
TX1136.006	Donna K. Current	McDonnold Petroleum, LLC	8/15/2008	OGL	Vol 3108, Pge 747	Midland	640.00
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 11: All						
TX1136.007	Elizabeth A. Lewis	McDonnold Petroleum, LLC	10/23/2008	OGL	Vol 3119, Pge 204	Midland	640.00
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 11: All						
TX1136.008	Helen I. Glisson	McDonnold Petroleum, LLC	8/15/2008	OGL	Vol 3108, Pge 735	Midland	640.00
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 11: All						
TX1136.009	Jean M. Werning	McDonnold Petroleum, LLC	8/15/2008	OGL	Vol 3108, Pge 741	Midland	640.00
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 11: All						
TX1136.010	Marjorie A. Mason	McDonnold Petroleum, LLC	11/3/2010	OGL	DocNo: 2010-22309	Midland	640.00
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 11: All						
TX1136.011	Michael C. Current	McDonnold Petroleum, LLC	1/23/2009	OGL	Vol 3146, Pge 813	Midland	640.00
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 11: All						
TX1136.012	Rosena D. Nielsen	McDonnold Petroleum, LLC	9/5/2008	OGL	Vol 3115, Pge 611	Midland	640.00
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 11: All						
TX1136.013	Thomas P. Langdon and Colleen Crowe	McDonnold Petroleum, LLC	8/15/2008	OGL	Vol 3108, Pge 732	Midland	640.00
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 11: All						
TX1136.014	Wayne E. Williams	McDonnold Petroleum, LLC	8/15/2008	OGL	Vol 3108, Pge 729	Midland	640.00
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 11: All						
TX1136.015	William P. Costello	McDonnold Petroleum, LLC	8/15/2008	OGL	Vol 3108, Pge 744	Midland	640.00
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 11: All						
TX1136.016	Herman R. Schowe, Jr.	E.G.L. Resources, Inc.	5/15/2011	OGL	DocNo: 2011-17830	Midland	640.00
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 11: All						

Exhibit A-2

Page 38 of 57

Spanish Trail Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1070.000	Spanish Trail Land & Cattle Company, L.P., & IBEX Mineral Resources, L.L.C.	E.G.L. Exploration, L.P., & E.G.L. Resources, Inc.	1/23/2008	MM	Vol 3057, Pge 451	Midland	4,090.18

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 38: All, save and except the NW¼

Section 46: All

Section 47: All, save and except 2.342 acres more particularly described by metes and bounds in Warranty Deed from Scharbauer Brothers & Co. to Texas Electric Service Company dated February 13, 1984, recorded in Volume 812, Page 213.

Section 48: S½

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 01: North 232 Acres

Section 02: N½

Section 03: All

Section 04: All, save and except 106.88 acres conveyed to the City of Midland by Warranty Deeds recorded in Volume 55, page 616, and Volume 63, page 475.

Section 09: The portion lying North of the Railroad ROW, containing 365.62 acres, more or less, save and except that certain 208.23 acres of land conveyed to the City of Midland by virtue of those certain Warranty Deeds recorded in Volume 50, Page 34 and Volume 55, Page 616.

Section 10: E/20 acres of NW¼ lying North of I-20

Spanish Trail, West (Kemmer) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.001	Spanish Trail Land and Cattle Company, L.P., & IBEX Mineral Resources, L.L.C.	Windsor Permian LLC	2/29/2008	AMD	DocNo: 2010-6164	Midland	664.80
				MM	Vol 3018, Pge 413	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: All, less and except Northwest 500 acres

Section 42: Northwest 500 acres

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.002	American State Bank, Lubbock, Texas, as Trustee of the Beal Foundation Investment Trust	Patriot Resources Partners LLC	6/9/2008	MM	Vol 3093, Pge 667	Midland	664.80

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: All, less and except Northwest 500 acres

Section 42: Northwest 500 acres

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.003	Charles Richard Myers	F. Ferrell Davis	11/1/2008	AMD	DocNo: 2010-16764	Midland	500.00
				MM	Vol 3124, Pge 598	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

Exhibit A-2 Page 39 of 57

Spanish Trail, West (Kemmer) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.004	David A. (Andy) Kemmer	F. Ferrell Davis	5/8/2009	MM	DocNo: 2009-11959	Midland	500.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.005	Kathryne Kemmer McLaughlin	F. Ferrell Davis	5/8/2009	MM	DocNo: 2009-10445	Midland	500.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.006	Robert Craig Kemmer	F. Ferrell Davis	8/12/2009	MM	DocNo: 2009-17267	Midland	500.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.007	Judith Orchard Myers Reichley	F. Ferrell Davis	5/21/2009	AMD	DocNo: 2010-16764	Midland	500.00
				MM	DocNo: 2009-11958	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.008	Janet H. Jelenski	F. Ferrell Davis	7/16/2009	AMD	DocNo: 2010-16764	Midland	500.00
				MM	DocNo: 2009-16522	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.009	David Kemmer Farris	F. Ferrell Davis	8/8/2008	AMD	DocNo: 2010-16764	Midland	500.00
				MM	Vol 3088, Pge 137	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.010	Victoria Farris Doust	F. Ferrell Davis	8/8/2008	AMD	DocNo: 2010-16764	Midland	500.00
				MM	Vol 3088, Pge 140	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

Exhibit A-2

Page 40 of 57

Spanish Trail, West (Kemmer) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.011	Maureen Winslow Carpenter	F. Ferrell Davis	7/14/2008	AMD	DocNo: 2010-16764	Midland	500.00
				MM	Vol 3076, Pge 134	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.012	Margaret Christina Carpenter	F. Ferrell Davis	7/14/2008	AMD	DocNo: 2010-16764	Midland	500.00
				MM	Vol 3076, Pge 136	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.013	Russell Paul Carpenter	F. Ferrell Davis	7/14/2008	AMD	DocNo: 2010-16764	Midland	500.00
				MM	Vol 3076, Pge 138	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.014	Ladis Szpila	F. Ferrell Davis	10/2/2009	MM	DocNo: 2009-21282	Midland	500.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

Spanish Trail, West (South) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.001	Spanish Trail Land and Cattle Company, L.P., & IBEX Mineral Resources, L.L.C.	Windsor Permian LLC	2/29/2008	AMD	DocNo: 2010-6164	Midland	1,546.95
				MM	Vol 3018, Pge 413	Midland	

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 05: All

Section 08: All of the S½ lying North of the RR ROW

Section 08: E½NE¼

Section 08: E½NW¼

Section 08: N½

Section 08: W½NE¼

Section 08: W½NW¼

Exhibit A-2

Page 41 of 57

Spanish Trail, West (West) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.001	Spanish Trail Land and Cattle Company, L.P., & IBEX Mineral Resources, L.L.C.	Windsor Permian LLC	2/29/2008	AMD	DocNo: 2010-6164	Midland	1,950.40
				MM	Vol 3018, Pge 413	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 43: All

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 06: All

Section 07: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.002	American State Bank, Lubbock, Texas, as Trustee of the Beal Foundation Investment Trust	Patriot Resources Partners LLC	6/9/2008	MM	Vol 3093, Pge 667	Midland	1,950.40

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 43: All

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 06: All

Section 07: All

Spanish Trail, West Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.001	Spanish Trail Land and Cattle Company, L.P., & IBEX Mineral Resources, L.L.C.	Windsor Permian LLC	2/29/2008	AMD	DocNo: 2010-6164	Midland	3,914.77
				MM	Vol 3018, Pge 413	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 39: S½

Section 40: All

Section 41: All

Section 44: All

Section 45: All

T&P Survey, Blk 41, T1S, Midland County, Texas

Section 25: All

Section 36: E½

Tower Road Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1233.001	Brandon Lee Gage Trust, Barbara Elliott, Trustee	RSP Permian, L.L.C.	5/23/2011	OGL	DocNo: 2011-15951	Midland	342.20

T&P Survey, Blk 39, T2S, Midland County, Texas

Section 44: Tracts 1 & 2 according to a subdivision plat recorded in Vol 54, Pg 370, Deed Records, Midland Co, TX

Exhibit A-2

Page 42 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1286.001	John David Williams, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: E/2 E/210 acres N/2 Section 03: W/2 E/210 acres N/2	Chalfant Properties, Inc.	9/24/2012	OGL	Vol 716, Pge 578	Dawson	210.00
TX1286.003	Mary Catharie Kuykendall, Individually and as Independent Executrix of the Estate of Catherine Williams, dec'd **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: E/2 E/210 acres N/2 Section 03: W/2 E/210 acres N/2	Chalfant Properties, Inc.	8/31/2012	OGL	Vol 691, Pge 159	Dawson	210.00
TX1286.004	Nancy Lee Twining, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: E/2 E/210 acres N/2 Section 03: W/2 E/210 acres N/2	Chalfant Properties, Inc.	8/31/2012	OGL	Vol 691, Pge 157	Dawson	210.00
TX1286.005	Suzanna Lane Johnson **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: E/2 E/210 acres N/2 Section 03: W/2 E/210 acres N/2	Chalfant Properties, Inc.	9/24/2012	OGL	Vol 693, Pge 113	Dawson	210.00
TX1288.001	Bruce Carroll Earnest **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: W/110 acres N/2	Chalfant Properties, Inc.	11/28/2012	OGL	Vol 702, Pge 310	Dawson	110.00
TX1288.002	LuJuana Leach, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: W/110 acres N/2	Chalfant Properties, Inc.	9/24/2012	OGL	Vol 705, Pge 359	Dawson	110.00
TX1288.003	Mary Nell Kelley, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: W/110 acres N/2	Chalfant Properties, Inc.	9/24/2012	OGL	Vol 705, Pge 356	Dawson	110.00
TX1288.004	Milton Ray Earnest **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: W/110 acres N/2	Chalfant Properties, Inc.	11/28/2012	OGL	Vol 702, Pge 315	Dawson	110.00
TX1289.001	Marcy Brown Jackson, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: SE/4	Chalfant Properties, Inc.	8/6/2013	OGL	Vol 717, Pge 240	Dawson	160.00
TX1289.002	Robert F. Brown, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: SE/4	Chalfant Properties, Inc.	8/6/2013	OGL	Vol 716, Pge 574	Dawson	160.00

Exhibit A-2 Page 43 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1289.003	Robert J. Brown, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: SE/4	Chalfant Properties, inc.	8/6/2013	OGL	Vol 719, Pge 43	Dawson	160.00
TX1290.000	Jo Ann Hart, Individually; Debra Ray Hodgson Salisbury, Individually; and Sandra Sue Granberry **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 04: NE/4 **T&P Survey, Blk 35, T5N, Dawson County, Texas** Section 45: SE/4	Chalfant Properties, Inc.	11/20/2012	OGL	Vol 700, Pge 507	Dawson	320.00
TX1291.001	Charlie D. King, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 07: NE/4 Section 07: SE/4	Chalfant Properties, Inc.	8/19/2012	OGL	Vol 695, Pge 486	Dawson	320.00
TX1291.002	Sandra Crump Mayfield, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 07: NE/4 Section 07: SE/4	Chalfant Properties, Inc.	8/6/2013	OGL	Vol 715, Pge 562	Dawson	320.00
TX1292.001	Carol Staggs, aka Carol W. Stephens, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 08: SE/4	Chalfant Properties, Inc.	8/9/2012	OGL	Vol 688, Pge 513	Dawson	160.00
TX1292.002	Duane Ray Jones, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 08: SE/4	Chalfant Properties, Inc.	8/9/2012	OGL	Vol 693, Pge 89	Dawson	160.00
TX1292.003	Gay Nell Harris, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 08: SE/4	Chalfant Properties, Inc.	7/20/2012	OGL	Vol 690, Pge 289	Dawson	160.00
TX1292.004	James A. Barnes, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 08: SE/4	Chalfant Properties, Inc.	7/24/2012	OGL	Vol 687, Pge 711	Dawson	160.00
TX1292.005	Julie Anne Foster, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 08: SE/4	Chalfant Properties, Inc.	8/9/2012	OGL	Vol 689, Pge 345	Dawson	160.00
TX1292.006	Louis Ridings JR., SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 08: SE/4	Chalfant Properties, Inc.	7/20/2012	OGL	Vol 687, Pge 714	Dawson	160.00

Exhibit A-2

Page 44 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1292.007	Robert R. Barnes, SSP	Chalfant Properties, Inc.	7/24/2012	OGL	Vol 687, Pge 708	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 08: SE/4						
TX1292.008	Tommy Mears, SSP	Chalfant Properties, Inc.	8/9/2012	OGL	Vol 688, Pge 516	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 08: SE/4						
TX1294.002	JDAV Land Services, INC.	Chalfant Properties, Inc.	8/9/2012	OGL	Vol 715, Pge 550	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 09: SE/4						
TX1294.003	Ronnie Lynn Motley, SSP	Chalfant Properties, Inc.	8/11/2012	OGL	Vol 715, Pge 254	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 09: SE/4						
TX1294.004	Thomas E. Phillips, SSP	Chalfant Properties, Inc.	8/12/2013	OGL	Vol 715, Pge 248	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 09: SE/4						
TX1294.005	Tony and Sue Scott	Oak Valley Mineral and LP	2/14/2012	OGL	Vol 684, Pge 354	Dawson	360.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 09: SE/4						
	Section 10: SW/4 and W/2W/2SE/4						
TX1294.006	JDAV Land Services, INC	Chalfant Properties, Inc.	8/9/2012	OGL	Vol 715, Pge 553	Dawson	200.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 10: SW/4 and W/2W/2SE/4						
TX1294.007	Ronnie Lynn Motley, SSP	Chalfant Properties, Inc.	8/11/2012	OGL	Vol 715, Pge 257	Dawson	200.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 10: SW/4 and W/2W/2SE/4						
TX1294.008	Thomas E. Phillips, SSP	Chalfant Properties, Inc.	8/12/2013	OGL	Vol 715, Pge 251	Dawson	200.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 10: SW/4 and W/2W/2SE/4						
TX1295.000	Carolyn Jean Claiborne, SSP	Chalfant Properties, Inc.	7/2/2013	OGL	Vol 712, Pge 266	Dawson	330.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 09: NW/4 & South 10 Ac. of SW/4						
	Section 16: NW/4						
TX1296.000	Willie G. Davis & Wanda L. Davis his wife	Chalfant Properties, Inc.	8/14/2013	OGL	Vol 716, Pge 144	Dawson	150.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 09: North 150 Ac. of SW/4						

Exhibit A-2

Page 45 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1297.001	Darla Jo Hanson, SSP	Chalfant Properties, Inc.	8/19/2013	OGL	Vol 718, Pge 227	Dawson	180.50
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 14: W/2 of North 361 ac.						
TX1297.002	Glenn Madison, Trustee of the Annabel Madison Family Trust	Chalfant Properties, Inc.	9/10/2013	OGL	Vol 719, Pge 201	Dawson	180.50
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 14: W/2 of North 361 ac.						
TX1298.001	Emmett Morgan	Chalfant Properties, Inc.	11/19/2012	MM	Vol 697, Pge 346	Dawson	2,080.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 19: W/2						
	Section 29: NW/4 and N/2SW/4						
	Section 30: All						
	T&P Survey, Blk 36, T4N, Dawson County, Texas						
	Section 25: E/2NE/4 & SE/4						
	Section 36: All						
TX1298.002	Hardy Morgan	Chalfant Properties, Inc.	10/31/2012	MM	Vol 697, Pge 345	Dawson	2,080.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 19: W/2						
	Section 29: NW/4 and N/2SW/4						
	Section 30: All						
	T&P Survey, Blk 36, T4N, Dawson County, Texas						
	Section 25: E/2NE/4 & SE/4						
	Section 36: All						
TX1298.003	Katie Bess Williamson	Chalfant Properties, Inc.	10/31/2012	MM	Vol 697, Pge 714	Dawson	2,080.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 19: W/2						
	Section 29: NW/4 and N/2SW/4						
	Section 30: All						
	T&P Survey, Blk 36, T4N, Dawson County, Texas						
	Section 25: E/2NE/4 & SE/4						
	Section 36: All						

Exhibit A-2 Page 46 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1298.004	Maurine Vaughn Estate	Chalfant Properties, Inc.	11/19/2012	MM	Vol 697, Pge 347	Dawson	2,080.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 19: W/2 Section 29: NW/4 and N/2SW/4 Section 30: All **T&P Survey, Blk 36, T4N, Dawson County, Texas** Section 25: E/2NE/4 & SE/4 Section 36: All						
TX1298.005	Morgan Family Ranches, LTD	Chalfant Properties, Inc.	11/19/2012	MM	Vol 697, Pge 348	Dawson	2,080.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 19: W/2 Section 29: NW/4 and N/2SW/4 Section 30: All **T&P Survey, Blk 36, T4N, Dawson County, Texas** Section 25: E/2NE/4 & SE/4 Section 36: All						
TX1298.006	Paul W. Morgan Testamentary Trust	Chalfant Properties, Inc.	11/19/2012	MM	Vol 697, Pge 344	Dawson	2,080.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 19: W/2 Section 29: NW/4 and N/2SW/4 Section 30: All **T&P Survey, Blk 36, T4N, Dawson County, Texas** Section 25: E/2NE/4 & SE/4 Section 36: All						
TX1298.007	Ruby Rule, SSP	Chalfant Properties, Inc.	11/19/2012	MM	Vol 697, Pge 713	Dawson	2,080.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 19: W/2 Section 29: NW/4 and N/2SW/4 Section 30: All **T&P Survey, Blk 36, T4N, Dawson County, Texas** Section 25: E/2NE/4 & SE/4 Section 36: All						

Exhibit A-2

Page 47 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1298.008	Margaret Morgan Purvis, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 19: W/2 Section 29: NW/4 and N/2SW/4 Section 30: All **T&P Survey, Blk 36, T4N, Dawson County, Texas** Section 25: E/2NE/4 & SE/4 Section 36: All	Chalfant Properties, Inc.	10/31/2012	MM	Vol 694, Pge 194	Dawson	2,080.00
TX1298.009	John Morgan, Individually and the John E Morgan Family Limited Partnership **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 19: W/2 Section 29: NW/4 and N/2SW/4 Section 30: All **T&P Survey, Blk 36, T4N, Dawson County, Texas** Section 25: E/2NE/4 & SE/4 Section 36: All	Chalfant Properties, Inc.	11/19/2012	MM	Vol 697, Pge 129	Dawson	2,080.00
TX1299.000	Mamie Ferguson, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 29: NE/4	Chalfant Properties, Inc.	5/29/2013	OGL	Vol 714, Pge 661	Dawson	160.00
TX1300.001	Frances Gwen Johnson; James Robert Dyer; and William Jack Dyer **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 17: NE/4	Chalfant Properties, Inc.	12/10/2012	OGL	Vol 709, Pge 446	Dawson	480.00
TX1300.002	Bradley Dyer Lengel, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 17: NE/4	Chalfant Properties, Inc.	1/9/2013	OGL	Vol 709, Pge 457	Dawson	160.00
TX1300.003	Bret Lane Bratcher, Independent Executor of The Estate of Carole Dyer Bratcher **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 17: NE/4	Chalfant Properties, Inc.	12/10/2012	OGL	Vol 705, Pge 609	Dawson	160.00
TX1300.004	Brian W. Lengel, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 17: NE/4	Chalfant Properties, Inc.	1/9/2013	OGL	Vol 709, Pge 453	Dawson	160.00
TX1300.005	Thelma Dyer Brower, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 17: NE/4	Chalfant Properties, Inc.	1/9/2013	OGL	Vol 709, Pge 461	Dawson	160.00

Exhibit A-2

Page 48 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1301.003	Coffman Family Minerals, LLC	Chalfant Properties, Inc.	8/5/2013	OGL	Vol 716, Pge 581	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 33: SW/4						
TX1301.004	Jo Robert Greene and Rebeca Lee Sanders, Independent Co -Executors of the Estate of A.M. Greene, dec'd and Co-trustees of the A.M. Greene Trust	Chalfant Properties, Inc.	8/5/2013	OGL	Vol 718, Pge 276	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 33: SW/4						
TX1301.006	Minnix Family Oil and Minerals, LLC	Chalfant Properties, Inc.	8/5/2013	OGL	Vol 715, Pge 260	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 33: SW/4						
TX1303.001	Judith Everts, et al	Oak Valley Mineral and Land, LP	10/17/2011	MM	Vol 674, Pge 437	Dawson	1,920.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 33: N/2						
TX1304.001	Darla Jo Hanson, SSP	Chalfant Properties, Inc.	8/5/2013	OGL	Vol 715, Pge 231	Dawson	140.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 40: S/140 acs. of SE/4						
TX1305.001	Denise Greaves Clark, SSP	Chalfant Properties, Inc.	10/1/2012	OGL	Vol 693, Pge 98	Dawson	320.00
	T&P Survey, Blk 35, T5N, Dawson County, Texas						
	Section 44: SE/4 SAE 5 acs desc in 39/614						
	Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs.						
	Section 44: SW/4						
TX1305.002	Edith Maurine Williams, a widow	Chalfant Properties, Inc.	9/25/2012	OGL	Vol 693, Pge 118	Dawson	320.00
	T&P Survey, Blk 35, T5N, Dawson County, Texas						
	Section 44: SE/4 SAE 5 acs desc in 39/614						
	Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs.						
	Section 44: SW/4						
TX1305.003	Jeynette G. Simmons, SSP	Chalfant Properties, Inc.	8/16/2013	OGL	Vol 718, Pge 224	Dawson	320.00
	T&P Survey, Blk 35, T5N, Dawson County, Texas						
	Section 44: SE/4 SAE 5 acs desc in 39/614						
	Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs.						
	Section 44: SW/4						

Exhibit A-2

Page 49 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1305.004	Larry Greaves, SSP	Chalfant Properties, Inc.	10/1/2012	OGL	Vol 693, Pge 92	Dawson	320.00
T&P Survey, Blk 35, T5N, Dawson County, Texas							
Section 44: SE/4 SAE 5 acs desc in 39/614							
Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs.							
Section 44: SW/4							
TX1305.005	Lovetta Bowlin Beckmeyer, SSP	Chalfant Properties, Inc.	10/10/2012	OGL	Vol 693, Pge 107	Dawson	320.00
T&P Survey, Blk 35, T5N, Dawson County, Texas							
Section 44: SE/4 SAE 5 acs desc in 39/614							
Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs.							
Section 44: SW/4							
TX1305.006	Marcis Greaves Jefferis	Chalfant Properties, Inc.	8/27/2013	OGL	Vol 718, Pge 279	Dawson	320.00
T&P Survey, Blk 35, T5N, Dawson County, Texas							
Section 44: SE/4 SAE 5 acs desc in 39/614							
Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs.							
Section 44: SW/4							
TX1305.007	Melody Loy Greaves Newsom	Chalfant Properties, Inc.	10/3/2012	OGL	Vol 693, Pge 101	Dawson	320.00
T&P Survey, Blk 35, T5N, Dawson County, Texas							
Section 44: SE/4 SAE 5 acs desc in 39/614							
Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs.							
Section 44: SW/4							
TX1305.008	Ricky Wayne Greaves, SSP	Chalfant Properties, Inc.	10/3/2012	OGL	Vol 693, Pge 104	Dawson	320.00
T&P Survey, Blk 35, T5N, Dawson County, Texas							
Section 44: SE/4 SAE 5 acs desc in 39/614							
Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs.							
Section 44: SW/4							
TX1305.009	Terry Greaves and wife, Melissa Greaves	Chalfant Properties, Inc.	10/1/2012	OGL	Vol 693, Pge 95	Dawson	320.00
T&P Survey, Blk 35, T5N, Dawson County, Texas							
Section 44: SE/4 SAE 5 acs desc in 39/614							
Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs.							
Section 44: SW/4							
TX1305.010	Tony Wayne Greaves, SSP	Chalfant Properties, Inc.	8/14/2013	OGL	Vol 717, Pge 237	Dawson	320.00
T&P Survey, Blk 35, T5N, Dawson County, Texas							
Section 44: SE/4 SAE 5 acs desc in 39/614							
Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs.							
Section 44: SW/4							

Exhibit A-2

Page 50 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1306.001	Bruce Carroll Earnest, SSP **T&P Survey, Blk 35, T5N, Dawson County, Texas** Section 46: S/60ac. of NW/4 & W/100ac.of SW/4	Chalfant Properties, Inc.	8/6/2013	OGL	Vol 715, Pge 285	Dawson	160.00
TX1306.002	Milton Ray Earnest, SSP **T&P Survey, Blk 35, T5N, Dawson County, Texas** Section 46: S/60ac. of NW/4 & W/100ac.of SW/4	Chalfant Properties, Inc.	8/6/2013	OGL	Vol 715, Pge 281	Dawson	160.00
TX1307.001	Baptist Foundation of Texas, a Texas nonprofit corporation **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 16: NE/4	Chalfant Properties, Inc.	8/5/2013	OGL	Vol 715, Pge 546	Dawson	160.00
TX1308.001	Flache Farms **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 34: W/2	Chalfant Properties, Inc.	7/11/2013	OGL	Vol 715, Pge 275	Dawson	320.00
TX1309.001	Dennis Schneider and wife, Leatrice Schneider **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: W/2SW/4 Section 21: N/2NE/4 Section 21: SE/4 Section 21: SE/4NE/4 Section 28: W/2NE/4	Chalfant Properties, Inc.	5/29/2013	OGL	Vol 712, Pge 283	Dawson	440.00
TX1309.002	Tommy Don Davis, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: E/2SW/4 Section 15: W/2SW/4 Section 21: N/2NE/4 Section 22: NW/4	Chalfant Properties, Inc.	6/28/2013	OGL	Vol 712, Pge 593	Dawson	400.00
TX1309.003	Steve Dwayne Hodges, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: W/2SW/4 Section 21: N/2NE/4 Section 22: NW/4	Chalfant Properties, Inc.	7/8/2013	OGL	Vol 714, Pge 368	Dawson	320.00
TX1309.004	Staci Rhnea Mathis, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: E/2SW/4 Section 21: N/2NE/4 Section 22: NW/4	Chalfant Properties, Inc.	8/2/2013	OGL	Vol 715, Pge 266	Dawson	320.00

Exhibit A-2 Page 51 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1309.005	Rensay Mark Davis, SSP	Chalfant Properties, Inc.	8/2/2013	OGL	Vol 715, Pge 239	Dawson	320.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: E/2SW/4 Section 21: N/2NE/4 Section 22: NW/4						
TX1309.006	Pauline White, a widow	Chalfant Properties, Inc.	5/29/2013	OGL	Vol 712, Pge 287	Dawson	400.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: E/2SW/4 Section 15: W/2SW/4 Section 21: N/2NE/4 Section 22: NW/4						
TX1309.007	Oliver Kelby Davis, SSP	Chalfant Properties, Inc.	8/2/2013	OGL	Vol 715, Pge 263	Dawson	320.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: E/2SW/4 Section 21: N/2NE/4 Section 22: NW/4						
TX1309.008	Beecher McCormick and wife, Joye McCormick	Chalfant Properties, Inc.	7/23/2013	OGL	Vol 714, Pge 657	Dawson	80.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: E/2SW/4						
TX1309.009	Cynthia Buffington, SSP	Chalfant Properties, Inc.	6/19/2013	OGL	Vol 714, Pge 356	Dawson	400.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: E/2SW/4 Section 15: W/2SW/4 Section 21: N/2NE/4 Section 22: NW/4						
TX1309.010	David Allen Davis, SSP	Chalfant Properties, Inc.	8/2/2013	OGL	Vol 717, Pge 234	Dawson	320.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: E/2SW/4 Section 21: N/2NE/4 Section 22: NW/4						
TX1309.011	Edward Douglas Davis, SSP	Chalfant Properties, Inc.	6/28/2013	OGL	Vol 712, Pge 590	Dawson	400.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: E/2SW/4 Section 15: W/2SW/4 Section 21: N/2NE/4 Section 22: NW/4						

Exhibit A-2 Page 52 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1309.012	Gary Bailey, SSP	Chalfant Properties, Inc.	6/19/2013	OGL	Vol 714, Pge 360	Dawson	400.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: E/2SW/4 Section 15: W/2SW/4 Section 21: N/2NE/4 Section 22: NW/4						
TX1309.013	Jannette Lee Hodges Westbrook, SSP	Chalfant Properties, Inc.	7/8/2013	OGL	Vol 714, Pge 364	Dawson	320.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: W/2SW/4 Section 21: N/2NE/4 Section 22: NW/4						
TX1309.014	Linda Taylor, SSP	Chalfant Properties, Inc.	6/19/2013	OGL	Vol 714, Pge 352	Dawson	400.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: E/2SW/4 Section 15: W/2SW/4 Section 21: N/2NE/4 Section 22: NW/4						
TX1309.015	Nita M. Bromm McCoy, SSP	Chalfant Properties, Inc.	7/8/2013	OGL	Vol 714, Pge 372	Dawson	320.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: W/2SW/4 Section 21: N/2NE/4 Section 22: NW/4						
TX1312.001	Jane Hogue Brown	Chalfant Properties, Inc.	7/12/2012	OGL	Vol 687, Pge 456	Dawson	120.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: S/2NW/4 & NW/4NW/4						
TX1312.002	Phyllis Hogue, Individually and as Independent Excutrix of the Estate fo James Frank Hogue	Chalfant Properties, Inc.	7/12/2012	OGL	Vol 687, Pge 705	Dawson	120.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: S/2NW/4 & NW/4NW/4						
TX1312.003	Sallie Hogue Baily	Chalfant Properties, Inc.	7/12/2012	OGL	Vol 687, Pge 453	Dawson	120.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: S/2NW/4 & NW/4NW/4						
TX1313.001	Carolyn Copenhaver Ramsey, as Agent and Attorney in Fact for Mary Jo English Merriman	Chalfant Properties, Inc.	7/23/2013	OGL	Vol 714, Pge 654	Dawson	80.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: NE/4NW/4 Section 21: SW/4NE/4						

Exhibit A-2 Page 53 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1314.001	Don H. Peterson and wife, Mary L. Peterson **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 22: NE/4 and E/2SE/4 Section 28: SW/4	Chalfant Properties, Inc.	3/6/2013	OGL	Vol 712, Pge 277	Dawson	400.00
TX1314.002	Larry Turner and wife, Judy Turner **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 22: E/2 less W/2SE/4 Section 28: SW¼, from surface to 12,000'	Chalfant Properties, Inc.	3/6/2013	OGL	Vol 712, Pge 271	Dawson	400.00
TX1314.003	Lamesa National Bank **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 22: E/54 acres of W/2SE/4	Chalfant Properties, Inc.	3/6/2013	OGL	Vol 713, Pge 707	Dawson	54.00
TX1314.004	Judith Everts, SSP; Quinton Airhart, SSP; Gayland Airhart, SSP; Donald Airhart, SSP; Glenda Shortes, SSP; and James Airhart Jr., SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 22: E/2SW/4 and the W/20 acres of the W/2SE/4 Section 22: E/54 acres of W/2SE/4	Chalfant Properties, Inc.	3/6/2013	OGL	Vol 713, Pge 714	Dawson	924.00
TX1315.001	Clifford Lynn Martin Jr. **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 27: NW/4	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 362	Dawson	160.00
TX1315.002	Cheryl D. Krieger **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 27: NW/4	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 383	Dawson	160.00
TX1315.003	Donald Lynn Bumpass **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 27: NW/4	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 368	Dawson	160.00
TX1315.004	Janelle Martin Jones **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 27: NW/4	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 365	Dawson	160.00
TX1315.005	Jessie M. Rodgers **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 27: NW/4	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 371	Dawson	160.00
TX1315.006	Joe Mac Gaskins, Trustee, LMG Family Trust **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 27: NW/4	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 714, Pge 119	Dawson	160.00

Exhibit A-2

Page 54 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1315.007	Kenneth Darrel Franks	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 389	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 27: NW/4						
TX1315.008	Lavona J. Watts	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 392	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 27: NW/4						
TX1315.009	Nelda Franks Henderson	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 386	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 27: NW/4						
TX1315.010	Thomas Glenn Martin	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 380	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 27: NW/4						
TX1315.011	Vernell Martin	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 374	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 27: NW/4						
TX1315.012	Vicki Martin Furlong	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 398	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 27: NW/4						
TX1315.013	Willard Thomas Martin Jr.	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 377	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 27: NW/4						
TX1315.014	John S. Walton, Jr., SSP	Chalfant Properties, Inc.	8/6/2013	OGL	Vol 715, Pge 245	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 27: SE/4						
TX1315.015	Samuel A. Hale, Sr., SSP	Chalfant Properties, Inc.	8/6/2013	OGL	Vol 715, Pge 242	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 27: SE/4						
TX1315.016	G. Pearl Flache	Chalfant Properties, Inc.	7/11/2013	OGL	Vol 715, Pge 269	Dawson	157.13
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 27: All the NE/4, SAE a part of the NE/4, described as Block #6, Lot #4 in Sparenberg, TX and SAE a part of the NE/4, described as the E/2 of Block #10 in Sparenberg, TX containing 157.13039500 acres more or less						
TX1316.001	Carole Sutherland, SSP	Chalfant Properties, Inc.	7/12/2013	OGL	Vol 714, Pge 349	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 28: E/2NW/4 Section 28: W/2NE/4						

Exhibit A-2

Page 55 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1316.002	Carolyn Wilson, SSP	Chalfant Properties, Inc.	7/12/2013	OGL	Vol 714, Pge 346	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 28: E/2NW/4 Section 28: W/2NE/4						
TX1316.003	Ernest Lee Stafford, SSP	Chalfant Properties, Inc.	8/2/2013	OGL	Vol 715, Pge 559	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 28: E/2NE/4 Section 28: E/2NW/4						
TX1316.004	James Robert Stafford and wife, Kelly Stafford	Chalfant Properties, Inc.	8/5/2013	OGL	Vol 715, Pge 556	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 28: E/2NE/4 Section 28: E/2NW/4						
TX1316.005	Leslie Stafford Baumann, SSP	Chalfant Properties, Inc.	8/5/2013	OGL	Vol 717, Pge 231	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 28: E/2NE/4 Section 28: E/2NW/4						
TX1316.006	Marye Anne Hale, SSP	Chalfant Properties, Inc.	7/12/2013	OGL	Vol 713, Pge 430	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 28: E/2NW/4 Section 28: W/2NE/4						
TX1318.001	Kay Krezer, a widow	Chalfant Properties, Inc.	8/22/2013	OGL	Vol 718, Pge 303	Dawson	180.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 40: N/180 acs. of E/2						
TX1320.001	Charlie D. King	Chalfant Properties, Inc.	9/6/2013	OGL	Vol 719, Pge 159	Dawson	145.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 05: NW/4, save and except 15 acres in the NE/4 corner described by metes and bounds in that certain Deed from L.R. Earnest and wife LaVerne Earnest, to Olon Earnest dated 2/26/1959 in Vol: 169, Page: 125 of the Deed Records of Dawson County, TX.						
TX1320.002	Mary O. Rosson, Individually and as Administratrix of the Estate of Fred E. Rosson, Dec'd	Chalfant Properties, Inc.	9/10/2013	OGL	Vol 719, Pge 204	Dawson	145.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 05: NW/4, save and except 15 acres in the NE/4 corner described by metes and bounds in that certain Deed from L.R. Earnest and wife LaVerne Earnest, to Olon Earnest dated 2/26/1959 in Vol: 169, Page: 125 of the Deed Records of Dawson County, TX.						
TX1321.001	Vernell E. Thompson, SSP	Chalfant Properties, Inc.	9/10/2013	OGL	Vol 719, Pge 198	Dawson	15.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 05: All of the NE/4 corner of the NW/4, described by metes and bounds in that certain Deed from L.R. Earnest and wife LaVerne Earnest, to Olon Earnest dated 2/26/1959 in Vol: 169, Page 125 of the Deed Records of Dawson County, TX						

Exhibit A-2

Page 56 of 57

Verde Propsect Type Recording Lessee Date Lessor RSP No County Gr Acres TX1321.002 Neva Jean Lott, SSP Chalfant Properties, Inc. 9/10/2013 15.00 Vol 719, Pge 207 OGL Dawson T&P Survey, Blk 35, T4N, Dawson County, Texas Section 05: All of the NE/4 corner of the NW/4, described by metes and bounds in that certain Deed from L.R. Earnest and wife LaVerne Earnest, to Olon Earnest dated 2/26/1959 in Vol: 169, Page 125 of the Deed Records of Dawson County, TX TX1322.000 The Mary Stafford Trust Dated June 8, 2011 Chalfant Properties, Inc. 8/10/2013 160.00 Vol 719, Pge 153 OGL Dawson T&P Survey, Blk 35, T4N, Dawson County, Texas Section 27: SW¼ Page 57 of 57 Exhibit A-2

Exhibit A-2 - Collins

Wells

Attached to that certain MASTER CONTRIBUTION AGREEMENT dated January 6, 2014 by and among RSP PERMIAN, INC., WALLACE FAMILY PARTNERSHIP, LP & TED COLLINS, JR., et al

Well Name	API	Status
Llano (Pecan Acres) Prospect	Operated by: Callon Petroleum Company	Well Count: 7
Pecan Acres 23-12	329-37806	Completing
Pecan Acres 23-03	329-37805	Producing
Pecan Acres 23-06	329-37804	Producing
Pecan Acres 23-11	329-38322	Producing
Pecan Acres 23A-01	329-37761	Producing
Pecan Acres 23A-02	329-37760	Producing
Pecan Acres 23A-03	329-37770	Producing
Spanish Trail, West (South) Prospect	Operated by: Diamondback Energy, Inc.	Well Count: 10
ST S № 0501H	329-38749	Completing
ST S № 0504H	329-38881	Completing
ST S № 0501	329-36688	Producing
ST S № 0504	329-37276	Producing
ST S № 0505	329-37458	Producing
ST S № 0506	329-37032	Producing
ST S № 0511	329-37459	Producing
ST S № 0512	329-37432	Producing
ST S № 0513	329-38075	Producing
ST S № 0804	329-37741	Producing
Spanish Trail, West (West) Prospect	Operated by: Diamondback Energy, Inc.	Well Count: 26
ST W № 0702H	329-38806	Completing
ST W № 0705H	329-38957	Completing
ST W № 4315	329-38384	Completing
ST W № 4305H	329-38790	Drilling
ST W № 0601	329-38385	Producing
ST W № 0603	329-37035	Producing
ST W № 0607	329-37384	Producing
ST W № 0608	329-38073	Producing
ST W № 0609	329-37385	Producing
ST W № 0612	329-37774	Producing
ST W № 0616	329-37386	Producing
ST W № 0701H	329-38504	Producing
ST W № 0702	329-36795	Producing
ST W № 0703	329-37442	Producing
ST W № 0704	329-37443	Producing
ST W № 0705	329-37444	Producing
ST W № 0706H	329-38736	Producing
ST W № 0708	329-38286	Producing
ST W № 0709	329-38285	Producing
ST W № 0713	329-37260	Producing
ST W № 4301	329-36352	Producing
ST W № 4301H	329-38500	Producing
ST W № 4302H	329-38554	Producing
ST W № 4304	329-37762	Producing
ST W № 4311	329-36353	Producing
ST W № 4314	329-37054	Producing

1

Exhibit A-2

Spanish Trail, West Prospect	Operated by: Diamondback Energy, Inc.	Well Count: 85
ST NW № 2504H	329-38805	Completing
ST NW № 2505H	329-38794	Completing
ST NW № 3602H	329-38797	Completing
ST NW № 3603H	329-38800	Completing
ST № 4014	329-38604	Completing
ST № 4101	329-38375	Completing
ST № 4105H	329-38807	Completing
ST № 4106H	329-38788	Completing
ST № 4401	329-38389	Completing
ST № 4406	329-38393	Completing
ST № 4503	329-38610	Completing
ST № 4505H	329-38901	Completing
ST № 4515	329-38614	Completing
ST NW № 2512	329-38409	Drilling
ST NW № 3601H	329-38960	Drilling
ST № 4103H	329-39015	Drilling
ST № 4104H	329-39016	Drilling
ST № 4504H	329-38900	Drilling
ST № 4408	329-36345	NonConsent
ST NW № 2501	329-36036	Producing
ST NW № 2501H	329-38377	Producing
ST NW № 2502	329-36841	Producing
ST NW № 2502H	329-38378	Producing
ST NW № 2503	329-37058	Producing
ST NW № 2505	329-38407	Producing
ST NW № 2506	329-36041	Producing
ST NW № 2508	329-36800	Producing
ST NW № 2509	329-38079	Producing
ST NW № 2511	329-38454	Producing
ST NW № 2514	329-37931	Producing
ST NW № 2515	329-38067	Producing
ST NW № 2516	329-38071	Producing
ST NW № 3602	329-37967	Producing
ST NW № 3607R	329-38329	Producing
ST NW № 3608	329-37593	Producing
ST NW № 3608A	329-38047	Producing
ST NW № 3609	329-38099	Producing
ST NW № 3610	329-37216	Producing
ST NW № 3615	329-37986	Producing
ST NW № 3616	329-38043	Producing
ST № 3909	329-36107	Producing
ST № 3910	329-36108	Producing
ST № 3911	329-36109	Producing
ST № 4002	329-37096	Producing
ST № 4004	329-38528	Producing
ST № 4005	329-38293	Producing
ST № 4006	329-36070	Producing
ST № 4007	329-36071	Producing
ST № 4011	329-36075	Producing
ST № 4012	329-38404	Producing
ST № 4013	329-37016	Producing

2

Exhibit A-2

ST № 4102	329-35996	Producing
Spanish Trail, West Prospect	Operated by: Diamondback Energy, Inc.	(Cont.)
ST № 4103	329-38093	Producing
ST № 4104	329-38605	Producing
ST № 4106	329-36001	Producing
ST № 4107	329-35973	Producing
ST № 4108	329-36002	Producing
ST № 4109	329-36003	Producing
ST № 4110	329-38316	Producing
ST № 4111	329-36005	Producing
ST № 4112	329-38607	Producing
ST № 4114	329-36006	Producing
ST № 4115	329-36007	Producing
ST № 4116	329-36859	Producing
ST № 4402	329-38387	Producing
ST № 4403	329-38380	Producing
ST № 4404	329-38381	Producing
ST № 4405	329-38390	Producing
ST № 4407	329-38406	Producing
ST № 4409	329-38391	Producing
ST № 4410	329-38394	Producing
ST № 4411	329-38392	Producing
ST № 4412	329-38451	Producing
ST № 4415	329-37985	Producing
ST № 4416	329-38386	Producing
ST № 4501	329-37933	Producing
ST № 4504	329-38388	Producing
ST № 4507	329-36417	Producing
ST № 4508	329-38039	Producing
ST № 4508B	329-38612	Producing
ST № 4509	329-38041	Producing
ST № 4512	329-36295	Producing
ST № 4513	329-36402	Producing
ST № 4514	329-36422	Producing
ST № 4516	329-38004	Producing
Parks (Horizontal) Prospect	Operated by: Reliance Energy, Inc.	Well Count: 1
Ratliff A № 2903H	135-41764	Producing
Bus Barn Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 10
Bus Barn № 2617D	329-38734	Completing
Bus Barn № 2618D	329-38735	Completing
Bus Barn № 2601	329-37115	Producing
Bus Barn № 2602	329-37114	Producing
Bus Barn № 2603D	329-38618	Producing
Bus Barn № 2604	329-37124	Producing
Bus Barn № 2605	329-37125	Producing
Bus Barn № 2606	329-37493	Producing
Bus Barn № 2611D	329-38098	Producing
Bus Barn № 2616D	329-38479	Producing

3 Exhibit A-2

Cowden, West Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 75
Cross Bar Ranch № 2006	003-45123	Completing
Cross Bar Ranch № 2007	003-45104	Completing
Cross Bar Ranch № 1717HWB	003-45312	Drilling
Cross Bar Ranch № 0701	317-35369	Producing
Cross Bar Ranch № 0702	317-36825	Producing
Cross Bar Ranch № 0703	317-36899	Producing
Cross Bar Ranch № 0709	317-37595	Producing
Cross Bar Ranch № 0710	317-37598	Producing
Cross Bar Ranch № 0801	003-40810	Producing
Cross Bar Ranch № 0802	003-41327	Producing
Cross Bar Ranch № 0803	003-43913	Producing
Cross Bar Ranch № 0805	003-43933	Producing
Cross Bar Ranch № 1701	003-40595	Producing
Cross Bar Ranch № 1702	003-42892	Producing
Cross Bar Ranch № 1703	003-42902	Producing
Cross Bar Ranch № 1709	003-44493	Producing
Cross Bar Ranch № 1801	003-42978	Producing
Cross Bar Ranch № 1802	317-37377	Producing
Cross Bar Ranch № 1803	317-37373	Producing
Cross Bar Ranch № 1809	317-37945	Producing
Cross Bar Ranch № 1811H	317-38465	Producing
Cross Bar Ranch № 1901	317-35255	Producing
Cross Bar Ranch № 1902	317-35439	Producing
Cross Bar Ranch № 1903	317-36008	Producing
Cross Bar Ranch № 1904	317-36009	Producing
Cross Bar Ranch № 1905	317-36452	Producing
Cross Bar Ranch № 1907	317-37512	Producing
Cross Bar Ranch № 1911	317-37506	Producing
Cross Bar Ranch № 1912	317-37509	Producing
Cross Bar Ranch № 2001	003-40675	Producing
Cross Bar Ranch № 2002	003-43332	Producing
Cross Bar Ranch № 2003	003-43333	Producing
Cross Bar Ranch № 2009X	003-44705	Producing
Cross Bar Ranch № 2010	003-44811	Producing
Cross Bar Ranch № 2011	003-45437	Producing
Cross Bar Ranch № 2017WB	003-45281	Producing
Cross Bar Ranch № 2901	003-40671	Producing
Cross Bar Ranch № 2902	003-41156	Producing
Cross Bar Ranch № 2903	003-43331	Producing
Cross Bar Ranch № 2904	003-43334	Producing
Cross Bar Ranch № 2905	317-38395	Producing
Cross Bar Ranch № 2906	003-44656	Producing
Cross Bar Ranch № 2907	003-45339	Producing
Cross Bar Ranch № 2908	003-44810	Producing
Cross Bar Ranch № 3001E	317-33321	Producing
Cross Bar Ranch № 3002W	317-35608	Producing
Cross Bar Ranch № 3003W	317-36451	Producing
Cross Bar Ranch № 3004W	317-37069	Producing
Cross Bar Ranch № 3005E	317-36730	Producing
Cross Bar Ranch № 3006E	317-36698	Producing
Cross Bar Ranch № 3007E	317-37378	Producing

4

Exhibit A-2

Cross Bar Ranch № 3008W	317-38396	Producing
Cowden, West Prospect	Operated by: RSP Permian, L.L.C.	(Cont.)
Cross Bar Ranch № 3010W	317-38279	Producing
Cross Bar Ranch № 3011W	317-38446	Producing
Cross Bar Ranch № 3012W	317-38280	Producing
Cross Bar Ranch № 3013W	317-38072	Producing
Cross Bar Ranch № 3014W	317-38166	Producing
Cross Bar Ranch № 3101W	317-35236	Producing
Cross Bar Ranch № 3102E	317-33185	Producing
Cross Bar Ranch № 3103E	329-35628	Producing
Cross Bar Ranch № 3104E	329-37117	Producing
Cross Bar Ranch № 3105W	317-34825	Producing
Cross Bar Ranch № 3106W	317-38071	Producing
Cross Bar Ranch № 3107E	317-35496	Producing
Cross Bar Ranch № 3109W	317-35910	Producing
Cross Bar Ranch № 3110W	317-35929	Producing
Cross Bar Ranch № 3111E	317-36697	Producing
Cross Bar Ranch № 3112E	317-37379	Producing
Cross Bar Ranch № 3113W	317-37412	Producing
Cross Bar Ranch № 3114W	317-37413	Producing
Cross Bar Ranch № 3116W	317-37415	Producing
Cross Bar Ranch № 3117W	317-37416	Producing
Cross Bar Ranch № 3118W	317-37579	Producing
Cross Bar Ranch № 3120E	317-38098	Producing
Cross Bar Ranch № 3123E	317-38099	Producing
Estes Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 10
Estes № 201	329-37113	Producing
Estes № 202	329-37410	Producing
Estes № 203	329-37127	Producing
Estes № 204	329-37128	Producing
Estes № 205	329-37412	Producing
Estes № 207	329-37776	Producing
Estes № 208	329-37777	Producing
Estes № 210	329-38202	Producing
Estes № 211	329-38199	Producing
Estes № 213	329-38707	Producing
Johnson Ranch Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 39
Johnson Ranch № 0912WB	317-38564	Completing
Johnson Ranch № 0912MS	317-38917	Drilling
Glass Ranch № 1301	317-35234	Producing
Glass Ranch № 1302	317-35738	Producing
Glass Ranch № 1303	317-35965	Producing
Glass Ranch № 1304	317-35964	Producing
Johnson Ranch № 0401	317-35098	Producing
Johnson Ranch № 0402	317-35655	Producing
Johnson Ranch № 0403	317-36638	Producing
Johnson Ranch № 0405	317-36648	Producing
Johnson Ranch № 0406	317-38299	Producing
Johnson Ranch № 0407	317-36926	Producing
Johnson Ranch № 0409	317-36927	Producing

5 Exhibit A-2

Johnson Ranch No 0901 317-35167 Producing Johnson Ranch No 0902 317-36010 Producing 6 Exhibit A-2

Johnson Ranch Prospect	Operated by: RSP Permian, L.L.C.	(Cont.)
Johnson Ranch № 0903	317-36422	Producing
Johnson Ranch № 0904	317-36775	Producing
Johnson Ranch № 0905	317-38038	Producing
Johnson Ranch № 0907	317-36971	Producing
Johnson Ranch № 0911	317-37103	Producing
Johnson Ranch № 1001	317-34937	Producing
Johnson Ranch № 1002	317-35737	Producing
Johnson Ranch № 1003	317-36924	Producing
Johnson Ranch № 1004	317-36977	Producing
Johnson Ranch № 1005	317-36928	Producing
Johnson Ranch № 1006	317-38271	Producing
Johnson Ranch № 1010	317-38313	Producing
Johnson Ranch № 1501	317-34896	Producing
Johnson Ranch № 1502	317-36976	Producing
Johnson Ranch № 1503	317-37704	Producing
Johnson Ranch № 1504	317-37104	Producing
Johnson Ranch № 1601	317-35250	Producing
Johnson Ranch № 1602	317-35580	Producing
Johnson Ranch № 1604	317-36649	Producing
Johnson Ranch № 1605	317-36645	Producing
Johnson Ranch № 1606	317-36520	Producing
Johnson Ranch № 1607	317-37705	Producing
Johnson Ranch № 1608	317-38314	Producing
Johnson Ranch № 1609	317-38272	Producing
Keystone Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 5
Katie № 1101	329-35943	Producing
Katie № 1102	329-37161	Producing
Katie № 1103	329-37670	Producing
Katie № 1104	329-37695	Producing
Katie № 1109H	329-38710	Producing
Parks (Horizontal) Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 2
Parks Bell № 3304H	135-42152	Producing
Parks Bell № 4003WC	135-41820	Producing
Parks (Sec 03) Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 1
Foster № 301	329-36604	Producing
Parks (Sec 04) Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 2
Fendley № 404 LS	135-42732	Completing
Fendley № 404 MS	135-42733	Drilling

7

Exhibit A-2

Parks (Sec 38) Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 9
Sarah Ann № 3801	329-37070	Producing
Sarah Ann № 3802	329-37277	Producing
Sarah Ann № 3803	329-37631	Producing
Sarah Ann № 3804	329-37632	Producing
Sarah Ann № 3806	329-38032	Producing
Sarah Ann № 3807	329-38140	Producing
Sarah Ann № 3811	329-38649	Producing
Sarah Ann № 3812H	329-38372	Producing
Sarah Ann № 3814MS	329-38512	Producing
Parks Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 22
Headlee № 3911 LS	135-42667	Completing
Elliott № 3301	135-40882	Producing
Headlee № 3401	135-39608	Producing
Headlee № 3402	135-40727	Producing
Headlee № 3403	135-41265	Producing
Headlee № 3404	135-41459	Producing
Headlee № 3405	135-42057	Producing
Headlee № 3501	329-36703	Producing
Headlee № 3502	329-37303	Producing
Headlee № 3503	329-37739	Producing
Headlee № 3504	329-37816	Producing
Headlee № 3910H	329-38534	Producing
Parks Bell № 3901	329-36083	Producing
Parks Bell № 3902	135-40728	Producing
Parks Bell № 3908	135-41498	Producing
Parks Bell № 3909 LS	329-38452	Producing
Parks Bell № 4001	135-39461	Producing
Parks Bell № 4002	135-41328	Producing
Parks Bell № 4101	135-41076	Producing
Parks Bell № 4501	135-39479	Producing
Parks Bell № 4601	135-39554	Producing
Parks Bell № 4602	329-37537	Producing
Spanish Trail (I-20) Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 14
STO SEC 02 № 0207	329-36820	Producing
STO SEC 02 № 0211	329-37238	Producing
STO SEC 02 № 0212	329-38494	Producing
STO SEC 02 № 0216	329-37179	Producing
STO SEC 10 № 1009	329-37745	Producing
STO SEC 11 № 1101	329-38058	Producing
STO SEC 11 № 1102	329-38103	Producing
STO SEC 11 № 1105	329-38499	Producing
STO SEC 11 № 1107	329-37797	Producing
STO SEC 11 № 1109	329-38054	Producing
STO SEC 11 № 1112	329-36822	Producing
STO SEC 11 № 1114	329-38599	Producing
STO SEC 11 № 1115	329-38022	Producing
STO SEC 11 № 1116	329-38055	Producing

8

Exhibit A-2

Spanish Trail Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 60
Spanish Trail № 4801	329-38986	Drilling
Spanish Trail № 0101	329-36356	Producing
Spanish Trail № 0105	329-36293	Producing
Spanish Trail № 0110	329-36383	Producing
Spanish Trail № 0201	329-36853	Producing
Spanish Trail № 0202	329-36854	Producing
Spanish Trail № 0205	329-37028	Producing
Spanish Trail № 0206	329-36122	Producing
Spanish Trail № 0209	329-37359	Producing
Spanish Trail № 0302	329-37664	Producing
Spanish Trail № 0303	329-36856	Producing
Spanish Trail № 0304	329-36660	Producing
Spanish Trail № 0305	329-37360	Producing
Spanish Trail № 0306	329-37361	Producing
Spanish Trail № 0307	329-36120	Producing
Spanish Trail № 0308	329-37040	Producing
Spanish Trail № 0405	329-36527	Producing
Spanish Trail № 0408	329-36296	Producing
Spanish Trail № 0413	329-36384	Producing
Spanish Trail № 3801	329-35885	Producing
Spanish Trail № 3803	329-36386	Producing
Spanish Trail № 3804	329-37748	Producing
Spanish Trail № 3805	329-36298	Producing
Spanish Trail № 3807	329-36528	Producing
Spanish Trail № 3808	329-36821	Producing
Spanish Trail № 3809	329-37352	Producing
Spanish Trail № 3811	329-37957	Producing
Spanish Trail № 3812	329-37353	Producing
Spanish Trail № 3813	329-37958	Producing
Spanish Trail № 3815	329-37029	Producing
Spanish Trail № 4602	329-36385	Producing
Spanish Trail № 4603	329-36523	Producing
Spanish Trail № 4604	329-36119	Producing
Spanish Trail № 4605	329-36524	Producing
Spanish Trail № 4606	329-36525	Producing
Spanish Trail № 4607	329-37666	Producing
Spanish Trail № 4608	329-37363	Producing
Spanish Trail № 4615	329-37030	Producing
Spanish Trail № 4701	329-37354	Producing
Spanish Trail № 4702	329-35884	Producing
Spanish Trail № 4703	329-37681	Producing
Spanish Trail № 4704	329-37960	Producing
Spanish Trail № 4705	329-36526	Producing
Spanish Trail № 4706	329-37671	Producing
Spanish Trail № 4707	329-37355	Producing
Spanish Trail № 4708	329-37031	Producing
Spanish Trail № 4709	329-37356	Producing
Spanish Trail № 4710	329-37961	Producing
Spanish Trail № 4711	329-37962	Producing
Spanish Trail № 4712	329-37970	Producing
Spanish Trail № 4713	329-38328	Producing

9

Exhibit A-2

Spanish Trail No 4714 329-37971 Producing Spanish Trail No 4715 329-37972 Producing Spanish Trail No 4716 329-37973 Producing Spanish Trail No 4803 329-36084 Producing Spanish Trail No 4804 329-36297 Producing Spanish Trail No 4807 329-36423 Producing Spanish Trail No 4808 329-36085 Producing Spanish Trail No 4815 329-37357 Producing Spanish Trail No 4816 329-37358 Producing Kemmer No 4210LS 329-38600 Completing Kemmer No 4201 329-36704 Producing Kemmer No 4202 329-36706 Producing Kemmer No 4203 329-36737 Producing Kemmer No 4204 329-36738 Producing Kemmer No 4205 329-37507 Producing Kemmer No 4206 329-37508 Producing Kemmer No 4207 329-37509 Producing Kemmer No 4208 329-37510 Producing Kemmer No 4209WB 329-38035 Producing Kemmer No 4210WB 329-38771 Producing Spanish Trail, West (Kemmer) Prospect Operated by: RSP Permian, L.L.C. Well Count: 11 Spanish Trail Prospect Operated by: RSP Permian, L.L.C. (Cont.) 10 Exhibit A-2

Exhibit A-3

Wallace LP Assets

Oil and Gas Interests

[See attached]

Wells

[See attached]

Exhibit A-3

Oil and Gas Interests

Attached to that certain MASTER CONTRIBUTION AGREEMENT dated January 6, 2014 by and among RSP PERMIAN, INC., WALLACE FAMILY PARTNERSHIP, LP & TED COLLINS, JR., et al

Bus Barn Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.001	Fred Turner Minerals Ltd.	F. Ferrell Davis	9/1/2008	MM	Vol 3107, Pge 13	Midland	659.00
				Rat	DocNo: 2011-12838	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas
Section 26: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.002	JKL Co.	F. Ferrell Davis	9/1/2008	MM	Vol 3107, Pge 15	Midland	659.00
				Rat	DocNo: 2011-12837	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas
Section 26: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.003	Janet Rose Durham Sam	F. Ferrell Davis	9/1/2008	MM	Vol 3107, Pge 17	Midland	659.00
				Rat	DocNo: 2011-12835	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas
Section 26: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.004	Kathryn Frances Durham Stuard	F. Ferrell Davis	9/1/2008	MM	Vol 3107, Pge 19	Midland	659.00
				Rat	DocNo: 2011-12834	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas
Section 26: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.005	Fred Colin Durham	F. Ferrell Davis	9/1/2008	MM	Vol 3107, Pge 21	Midland	659.00
				Rat	DocNo: 2011-12836	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas
Section 26: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.006	Byerley Partners, Ltd.	F. Ferrell Davis	8/1/2008	ExtRat	DocNo: 2011-20159	Midland	656.49
				MM	Vol 3107, Pge 11	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas
Section 26: All, save and except a 2.51 acre tract of land located in the SW corner of said Section 26, which said 2.51 acres is described in Deed dated Aug. 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.007	Maecenas Minerals, L.L.P.	F. Ferrell Davis	9/10/2008	MM	Vol 3108, Pge 558	Midland	656.49

T&P Survey, Blk 40, T1S, Midland County, Texas
Section 26: All, save and except a 2.51 acre tract of land located in the SW corner of said Section 26, which said 2.51 acres is described in Deed dated Aug. 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

Exhibit A-3
Page 1 of 57

Bus Barn Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.008	Randy Geiselman, and wife Sandra Geiselman	F. Ferrell Davis	11/14/2008	MM	Vol 3121, Pge 439	Midland	656.49

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save and except a 2.51 acre tract of land located in the SW corner of said Section 26, which said 2.51 acres is described in Deed dated Aug. 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.009	T.C. Tubb, and wife, Iris Tubb	David Y. Rogers	6/18/2008	MM	Vol 3107, Pge 9	Midland	610.06

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: BEGINNING at the NW corner of Section 26 for the NW corner of this tract, a point in County Road 60-W; THENCE N. 74° 20' E. 5,423.61 feet along the north line of Section 26 for the NE corner of this section; THENCE S. 15° 10' E. 5,288.9 feet along the east line of Section 26 to a point for the SE corner of Section 26; THENCE S. 74° 18' 15" W. 4,804.88 feet to a point in the NE right-of-way line of State Highway 158 for a corner of this tract; THENCE N. 60° 03' 43" W. 880.46 feet along the NE ROW line of the highway to a point in the west line of Section 26 for the SW corner of this tract; THENCE N. 15° 08' W. 4,662.24 feet along the west line of Section 26 to the POB,

SAVE AND EXCEPT that certain five acre tract as described in Vol. 536, Page 411; that certain ten acre tract as described in Vol. 602, Page 247; that certain ten acre tract as described in Vol. 572, Page 754; that certain 1.92 acre tract as described in Vol. 614, Page 675; that certain 4.54 acre tract as described in Vol. 160, Page 277; that certain 10.84 acre tract as described in Vol. 667, Page 576 and that certain 2 acre tract as described ir Vol. 667, Page 579, leaving a total of 610.06 acres, more or less and containing 610.06 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.010	Jimmy Ray Kelley	F. Ferrell Davis	1/30/2009	MM	Vol 2009, Pge 5666	Midland	610.06

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: BEGINNING at the NW corner of Section 26 for the NW corner of this tract, a point in County Road 60-W; THENCE N. 74° 20' E. 5,423.61 feet along the north line of Section 26 for the NE corner of this section; THENCE S. 15° 10' E. 5,288.9 feet along the east line of Section 26 to a point for the SE corner of Section 26; THENCE S. 74° 18' 15" W. 4,804.88 feet to a point in the NE right-of-way line of State Highway 158 for a corner of this tract; THENCE N. 60° 03' 43" W. 880.46 feet along the NE ROW line of the highway to a point in the west line of Section 26 for the SW corner of this tract; THENCE N. 15° 08' W. 4,662.24 feet along the west line of Section 26 to the POB,

SAVE AND EXCEPT that certain five acre tract as described in Vol. 536, Page 411; that certain ten acre tract as described in Vol. 602, Page 247; that certain ten acre tract as described in Vol. 572, Page 754; that certain 1.92 acre tract as described in Vol. 614, Page 675; that certain 4.54 acre tract as described in Vol. 160, Page 277; that certain 10.84 acre tract as described in Vol. 667, Page 576 and that certain 2 acre tract as described ir Vol. 667, Page 579, leaving a total of 610.06 acres, more or less and containing 610.06 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.011	Adrian Nicole Sizemore	F. Ferrell Davis	8/14/2008	ExtRat	DocNo: 2011-20160	Midland	610.06
				MM	Vol 3091, Pge 864	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: BEGINNING at the NW corner of Section 26 for the NW corner of this tract, a point in County Road 60-W; THENCE N. 74° 20' E. 5,423.61 feet along the north line of Section 26 for the NE corner of this section; THENCE S. 15° 10' E. 5,288.9 feet along the east line of Section 26 to a point for the SE corner of Section 26; THENCE S. 74° 18' 15" W. 4,804.88 feet to a point in the NE right-of-way line of State Highway 158 for a corner of this tract; THENCE N. 60° 03' 43" W. 880.46 feet along the NE ROW line of the highway to a point in the west line of Section 26 for the SW corner of this tract; THENCE N. 15° 08' W. 4,662.24 feet along the west line of Section 26 to the POB,

SAVE AND EXCEPT that certain five acre tract as described in Vol. 536, Page 411; that certain ten acre tract as described in Vol. 602, Page 247; that certain ten acre tract as described in Vol. 572, Page 754; that certain 1.92 acre tract as described in Vol. 614, Page 675; that certain 4.54 acre tract as described in Vol. 160, Page 277; that certain 10.84 acre tract as described in Vol. 667, Page 576 and that certain 2 acre tract as described ir Vol. 667, Page 579, leaving a total of 610.06 acres, more or less and containing 610.06 acres, more or less.

Exhibit A-3

Page 2 of 57

Bus Barn Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.012	Virginia Elizabeth Sizemore White	F. Ferrell Davis	8/14/2008	MM	Vol 3091, Pge 867	Midland	692.44

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: BEGINNING at the NW corner of Section 26 for the NW corner of this tract, a point in County Road 60-W; THENCE N. 74° 20' E. 5,423.61 feet along the north line of Section 26 for the NE corner of this section; THENCE S. 15° 10' E. 5,288.9 feet along the east line of Section 26 to a point for the SE corner of Section 26; THENCE S. 74° 18' 15" W. 4,804.88 feet to a point in the NE right-of-way line of State Highway 158 for a corner of this tract; THENCE N. 60° 03' 43" W. 880.46 feet along the NE ROW line of the highway to a point in the west line of Section 26 for the SW corner of this tract; THENCE N. 15° 08' W. 4,662.24 feet along the west line of Section 26 to the POB,

SAVE AND EXCEPT that certain five acre tract as described in Vol. 536, Page 411; that certain ten acre tract as described in Vol. 602, Page 247; that certain ten acre tract as described in Vol. 572, Page 754; that certain 1.92 acre tract as described in Vol. 614, Page 675; that certain 4.54 acre tract as described in Vol. 160, Page 277; that certain 10.84 acre tract as described in Vol. 667, Page 576 and that certain 2 acre tract as described in Vol. 667, Page 579, leaving a total of 610.06 acres, more or less and containing 610.06 acres, more or less.

Section 26: W½SE¼

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.013	Ruth Ann Riek	F. Ferrell Davis	11/12/2008	AMD	DocNo: 2012-14353	Midland	4.00
				AMD	DocNo: 2012-9302	Midland	
				OGL	Vol 3137, Pge 849	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: The S 4 acres of an 8-acre tract of land out of the SE¼, more fully described as BEGINNING at a 1/2" iron rod found for the SW corner of said 8-acre tract; THENCE S 74°26'39" W, along the S line of said 8-acre tract, at 430.52' pass a 1/2" iron rod, set in the E ROW line of County Road 1241-N (60' ROW), in all a total distance of 460.52' to a point for the SW corner of this tract common with the SW corner of said 8-acre tract & lying in the centerline of County Road 1241-N; THENCE N 15°05' W, along said centerline, a distance of 378.84' to a point for the NW corner of this tract; THENCE N 74°26'39" E., departing said centerline, at 30' pass a 1/2" iron rod set for a corner in the E line of said County Road, in all, a total distance of 459.37' to a 1/2" iron rod set for the NE corner of this tract lying in the E line of said 8-acre tract; THENCE S 15°15'25" E a distance of 378.83' to the POB & containing 4 acres of land, more or less, of which the W 30' is reserved for roadway purposes.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.014	Billie Pace Revocable Trust	F. Ferrell Davis	5/4/2009	MM	DocNo: 2009-13040	Midland	656.49
				MM	DocNo: 2012-14224	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.015	Patricia Gilbert	F. Ferrell Davis	5/19/2009	MM	DocNo: 2009-13041	Midland	16.65
				MM	DocNo: 2010-2644	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: 16.65 acres, being all that certain 10.0 acres as described in that certain Deed recorded in Volume 572, Page 754 of the Deed Records of Midland County, Texas, all that certain 1.92 acres as described in that certain Lease recorded in Volume 614, Page 675, of the Deed Records of Midland County, Texas, and all that certain 5.0 acres as described in that certain Deed recorded in Volume 513,. Page 512 of the Deed Records of Midland County, Texas, SAVE AND EXCEPT that certain .27 acres described in that certain Deed recorded in Volume 685, Page 662 of the Deed Records of Midland County, Texas, all in Section 26, Block 40, T-1-S, T&P RRY Co.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.016	Fredda Louise Black	F. Ferrell Davis	6/18/2009	MM	DocNo: 2009-13042	Midland	659.00
				MM	DocNo: 2012-14220	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

Exhibit A-3

Page 3 of 57

Bus Barn Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.017	Double J Resources, LLC	F. Ferrell Davis	5/18/2009	MM	DocNo: 2009-13043	Midland	656.49
				MM	DocNo: 2012-16136	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.018	Triple H Resources, Inc.	F. Ferrell Davis	5/18/2009	MM	DocNo: 2009-13044	Midland	656.49
				MM	DocNo: 2012-14351	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.019	Pevehouse, Inc.	F. Ferrell Davis	5/18/2009	MM	DocNo: 2009-13045	Midland	656.49
				MM	DocNo: 2012-14352	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.020	The Norred Family Trust	F. Ferrell Davis	5/4/2009	MM	DocNo: 2009-13047	Midland	656.49
				MM	DocNo: 2012-14223	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.021	Mid-Cities Community Church	F. Ferrell Davis	4/22/2009	OGL	DocNo: 2009-13046	Midland	10.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: Being a 10-acre tract in the NW¼ described as follows: BEGINNING at the NW corner of Sec 26, said corner lying in an E-W county road; THENCE N 74° 55' E along the N boundary of said Sec 26 for a distance of 660.0' to a point for the NE corner of this tract; THENCE 15° 05' E, at 34.4' pass an iron pin set in an E-W fence line, for a total distance of 660.0' to an iron pin set for the SE corner of this tract; THENCE 74° 55' W 660.0' to an iron pin set in the W boundary of said Sec 26 for the SW corner of this tract; THENCE N 15° 05' W, at 626.6' pass an iron pin set at the intersection of an E-W and N-S fence line, for a total distance of 660.0' to the point of the BEGINNING, containing 10.0 acres of land, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.022	The Fasken Foundation	F. Ferrell Davis	4/6/2011	OGL	DocNo: 2011-7092	Midland	656.49

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.023	The Heisler Family Partnership, Ltd., Elizabeth Black Montgomery, Lois Black Booth, Dawn Black-Fox, Trustee of the Dawn Black-Fox Living Trust, Edward Howard Black, Bronwyn Davies, Nick Davies, Successor Tr'ee of Emma B. Davies Revcable Trust dtd 8/10/98	F. Ferrell Davis	6/8/2010	MM	DocNo: 2011-8189	Midland	659.00
				MM	DocNo: 2011-8190	Midland	
				MM	DocNo: 2011-8191	Midland	
				Rat	DocNo: 2011-10000	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

Exhibit A-3

Page 4 of 57

Bus Barn Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1193.024	Broken Arrow Trust	F. Ferrell Davis	6/4/2009	MM	DocNo: 2010-17815	Midland	738.87
				MM	DocNo: 2012-16856	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 26: All, save & except a 2.51-acre tract of land located in the SW corner of said Sec 26, which said 2.51 acres is described in Deed dated Aug 7, 1946, recorded in Vol 91, Page 131, Deed Records, Midland County, Texas, containing 656.49 acres, more or less.

Section 26: S½NW¼

Cowden, West Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1121.000	Leigh Street Royalties, Ltd., et al	Lothian Oil, Inc.	7/1/2006	AMD	Vol 939, Pge 493	Andrews	6,773.44
				MM	Vol 871, Pge 76	Andrews	
				AMD	Vol 244, Pge 401	Martin	
				MM	Vol 181, Pge 362	Martin	
				AMD	Vol 3157, Pge 192	Midland	
				MM	Vol 2721, Pge 1	Midland	

T&P Survey, Blk 39, T1N, Martin & Midland County, Texas

Section 31: All

T&P Survey, Blk 39, T1N, Martin County, Texas

Section 30: W/331.95 acres, S&E SW¼NW¼

T&P Survey, Blk 40, T1N, Andrews & Martin County, Texas

Section 07: All

Section 18: All

Section 19: All

Section 29: All

T&P Survey, Blk 40, T1N, Andrews County, Texas

Section 08: All

Section 17: All

Section 20: All

T&P Survey, Blk 40, T1N, Martin County, Texas

Section 30: All

Section 31: All

Estes Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1194.001	William C. Carson	F. Ferrell Davis	4/9/2008	Ext	DocNo: 2011-6570	Midland	656.60
				OGL	Vol 3044, Pge 723	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 02: All

Exhibit A-3

Page 5 of 57

Estes Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1194.002	Nell Stanford **T&P Survey, Blk 40, T1S, Midland County, Texas** Section 02: All	F. Ferrell Davis	4/9/2008	OGL	Vol 3044, Pge 726	Midland	656.60
TX1194.003	Richard and Virginia Vitek Revocable Trust **T&P Survey, Blk 40, T1S, Midland County, Texas** Section 02: All	F. Ferrell Davis	5/6/2008	MM	Vol 3054, Pge 328	Midland	656.60
TX1194.004	American Cancer Society **T&P Survey, Blk 40, T1S, Midland County, Texas** Section 02: All	F. Ferrell Davis	4/17/2008	MM	Vol 3044, Pge 677	Midland	656.60
TX1194.005	Maecenas Minerals, L.L.P. **T&P Survey, Blk 40, T1S, Midland County, Texas** Section 02: All	F. Ferrell Davis	9/10/2008	MM	Vol 3107, Pge 23	Midland	656.60
TX1194.006	The Fasken Foundation **T&P Survey, Blk 40, T1S, Midland County, Texas** Section 02: All	F. Ferrell Davis	6/24/2008	OGL	Vol 3088, Pge 124	Midland	656.60
TX1194.007	Randy Geiselman and wife Sandra Geiselman **T&P Survey, Blk 40, T1S, Midland County, Texas** Section 02: All	F. Ferrell Davis	6/6/2008	OGL	Vol 3088, Pge 133	Midland	656.60
TX1194.008	Charles R. Wiggins **T&P Survey, Blk 40, T1S, Midland County, Texas** Section 02: All	F. Ferrell Davis	10/8/2008	MM	Vol 3113, Pge 852	Midland	656.60
TX1194.009	Andrea C. Wiggins **T&P Survey, Blk 40, T1S, Midland County, Texas** Section 02: All	F. Ferrell Davis	9/29/2008	MM	Vol 3113, Pge 850	Midland	656.60

Exhibit A-3 Page 6 of 57

Johnson Ranch Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1049.000	Monta Jo Glass Johnson Tr № 2 & № 3, Bert Johnson, et al, Co-Trustee; Sterling Holt Johnson; Katherine Johnson McKenna; Douglas Scharbauer, Jr.; Sarah Anne Scharbauer; Scharbauer 2004 Trust for Daniel Scharbauer, Karen Scharbauer, Trustee; Myra Glass, Ex'r o/e/o George Holt Glass; George Holt Glass, Jr, Ind & Trustee of George Holt Glass Tr № 2 & № 3; Doyle Dudley Glass, Ind & Trustee; Braxton Best Glass, Ind & Trustee; Dorothy Holt Kimsey, Trustee of Dorothy Kimsey Rev Mgmt Trust; Robert B Holt; Elizabeth Walter for Cowden Walter LP; Leigh Street Royalties, Ltd; Cowbell Royalties, Ltd; Cynthia Cowden Clark; Lynn Cowden; Susan Cowden Raybourn; Courtney Cowden, Jr; Ellis Price Cowden	Baytech, LLP	1/15/2007	MM	Vol 190, Pge 643	Martin	2,930.05

T&P Survey, Blk 39, T1N, Martin County, Texas

Section 04: All

Section 09: All

Section 10: All

Section 15: N½

Section 16: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1050.000	Monta Jo Glass Johnson, et al	Baytech, LLP	7/20/2007	MM	Vol 205, Pge 576	Martin	320.00

T&P Survey, Blk 39, T1N, Martin County, Texas

Section 13: S½

Exhibit A-3

Page 7 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.003	Kenneth Lesley and Perry Elliott, Co-Independent Executors of the Estate of Bobby John Foster, Deceased	Nightengale Petroleum Properties, Inc.	3/20/2007	AMD	DocNo: 2013-2993	Ector	2,275.10
				OGL	Vol 2133, Pge 952	Ector	
				AMD	DocNo: 2013-3483	Midland	
				OGL	Vol 2846, Pge 65	Midland	

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 10: All

Section 11: All

Section 13: 276.75 acre tract, Less and Except the 20 acre tract out of the Northeast part of Section 13, more particularly described in Warranty Deed dated July 17, 1936, recorded Volume 56, Page 73, Deed Records of Midland County

Section 14: That certain tract of land in the NE¼SE¼ of said Sec 14, described in Warranty Deed dated 5/22/1944 from N. B. Beauchamp & wife, Dessie Beauchamp, to H. S. Foster, recorded in Vol 80, Page 223 of the Deed Records of Midland County, TX, containing 2.0 acres of land, more or less.

Section 14: That certain tract of land in the South part of said Sec 14, described by metes and bounds in Warranty Deed dated 1/15/1944 from Mrs. J. W. Webb, et al., to H. S. Foster, recorded in Vol 76, Page 617 of the Deed Records of Midland County, TX, containing 106.35 acres, more or less.

Section 15: All, save and except the following two tracts: 7.5 acres of land, more or less, described in a deed dated 3/13/1922 from S. R. McKinney, et ux, to the County Judge of Midland, TX, recorded in Vol 30, Page 431 of the Deed Records of Midland County, TX; and a 10.0 acres of land, more or less, described in a deed dated 1/11/1940 from Mrs. N. Y. Moore, et vir, to John A. Griffin, et ux, recorded in Vol 64, Page 523 of the Deed Records of Midland County, TX.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.004	Betty Yvon Lesley, SSP	Nightengale Petroleum Properties, Inc.	3/20/2007	AMD	DocNo: 2013-2993	Ector	2,275.10
				OGL	Vol 2133, Pge 958	Ector	
				AMD	DocNo: 2013-3483	Midland	
				OGL	Vol 2846, Pge 71	Midland	

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 10: All

Section 11: All

Section 13: 276.75 acre tract, Less and Except the 20 acre tract out of the Northeast part of Section 13, more particularly described in Warranty Deed dated July 17, 1936, recorded Volume 56, Page 73, Deed Records of Midland County

Section 14: That certain tract of land in the NE¼SE¼ of said Sec 14, described in Warranty Deed dated 5/22/1944 from N. B. Beauchamp & wife, Dessie Beauchamp, to H. S. Foster, recorded in Vol 80, Page 223 of the Deed Records of Midland County, TX, containing 2.0 acres of land, more or less.

Section 14: That certain tract of land in the South part of said Sec 14, described by metes and bounds in Warranty Deed dated 1/15/1944 from Mrs. J. W. Webb, et al., to H. S. Foster, recorded in Vol 76, Page 617 of the Deed Records of Midland County, TX, containing 106.35 acres, more or less.

Section 15: All, save and except the following two tracts: 7.5 acres of land, more or less, described in a deed dated 3/13/1922 from S. R. McKinney, et ux, to the County Judge of Midland, TX, recorded in Vol 30, Page 431 of the Deed Records of Midland County, TX; and a 10.0 acres of land, more or less, described in a deed dated 1/11/1940 from Mrs. N. Y. Moore, et vir, to John A. Griffin, et ux, recorded in Vol 64, Page 523 of the Deed Records of Midland County, TX.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1235.000	John Knoll, Trustee of the Betty Lou Knoll Declaration of Trust, dated June 17, 2010	RSP Permian, L.L.C.	9/12/2012	OGL	Vol 2012, Pge 24560	Midland	20.00

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 13: 20 acre tract out of the NE part of section, more particularly described in metes and bounds in that certain Warranty Deed dated July 17, 1936, recorded in Vol 56, Pge 73, Deed Records, Midland County, TX.

Exhibit A-3

Page 8 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1236.000	The State of Texas, through its agent, Rains Family Limited Partnership	RSP Permian, L.L.C.	4/22/2013	OGL	DocNo: 2013-20928	Midland	24.71

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 5.00 Acres more or less, being the west five (5) acres of land out of that certain 19.69 acre Tract described in that certain Warranty Deed dated October 30, 2012, by and between Rains Real Estate Ltd., Grantor and the Rains Family Limited Partnership, Grantee and recorded as Document 2012-24063 in the County Records of Midland County;

TRACT 2: All of that certain 8.15 acres of land out of a 11.43 acre tract of land, and being the same 8.15 acres described in that certain Warranty Deed dated January 3, 2013 by and between Todpat, LLC, Grantor and the Rains Family Limited Partnership, Grantee and recorded as Document 2013-1098 in the County Records of Midland County;

TRACT 3: All of the West 11.56 acres of land, more or less, of that certain 23.118 acre tract of land described in that certain Warranty Deed recorded October 25, 2012, by and between Champion Speedway Motor LLC, Grantor and the Rains Family Limited Partnership, Grantee, and recorded as Document 2012-23302 in the County Records of Midland County, and these (3) three tracts are ESTIMATED to comprise in total, 24.71 acres of land, more or less.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1237.000	The State of Texas, through its agent, Jack L. Henry and wife Nancy A. Henry	RSP Permian, L.L.C.	4/30/2013	OGL	DocNo: 2013-20929	Midland	0.25

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Approximately 0.2500 acres more or less, being that part of that certain 1.142 acre tract of land lying in the North Half of Section 14, Block 41, T2S, T&P RR Co. Survey, Midland County Texas, said 1.142 acre Tract being the same land described in that certain Warranty Deed dated February 16, 2006, by and between David Wheeler Lewis etux etal, Grantor and Jack L. Henry, a married man, Grantee and recorded in Vol. 2640 at Page 614 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1238.000	The State of Texas, through its agent, F & C Realty Holdings, LLC	RSP Permian, L.L.C.	5/7/2013	OGL	DocNo: 2013-20930	Midland	4.23

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of Lessor's lands in the N½ of Section 14, including that part of those certain tracts of land described in that certain Warranty Deed dated December 23, 2007 by and between Petroplex Acidizing, Inc., Grantor and F & C Realty Holdings, LLC., Grantee, with said Warranty Deed being recorded in Vol. 2952 at Page 776 of the Deed Records of Midland County, Texas., which lie in the N½ of Section 14.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1239.000	The State of Texas, through its agent, D & C Carroll Investments, LLC	RSP Permian, L.L.C.	5/9/2013	OGL	DocNo: 2013-20931	Midland	6.47

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 0.9600 acres of land, more or less, and being the same lands described in that certain Warranty Deed dated November 4th, 2010 by and between Ed Wayne Stewart and Jessica Stewart, Grantor and D & C Carroll Investments, LLC, Grantee, filed as Instrument No. 2010-22609, 18-Nov-2010, and said lands consisting of Lots 1 and 2 of Block 6 of the Highway Industrial Sites Addition, as shown on that certain Plat filed in Plat Cabinet A, Page 37 of the Plat Records of Midland County Texas.

TRACT 2: 5.5099 acres of land, more or less, and being the same lands described in that certain Warranty Deed dated 17-February-2005 by and between Wayne Stewart and Jessica Stewart, Grantor and D & C Carroll Investments, LLC, Grantee, filed in Vol 2480 at Page 596 of the Deed Records of Midland County, Texas, and said lands consisting of Lots 10, 11, 12, 13, 14, 15, 16, 17 and 18 of Block 6 of the Highway Industrial Sites Addition, as shown on that certain Plat filed in Plat Cabinet A, Page 37 of the Plat Records of Midland County Texas.

Exhibit A-3

Page 9 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1240.000	The State of Texas, through its agent, Abbott Development Company, Inc.	RSP Permian, L.L.C.	5/1/2013	OGL	DocNo: 2013-20932	Midland	6.06

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 3.306 acres more or less, being that part of a certain 5.51 acre tract of land lying in the N½ of Section 14 and being described in that certain Warranty Deed dated November 4th, 1998, by and between Halliburton Energy Services, Inc., Grantor and Abbott Development Company, Inc., Grantee and recorded in Vol. 1622 Page 475 in the Deed Records of Midland County, Texas.

TRACT 2: 2.755 acres more or less, being that part of a certain 3.94 acre tract of land lying in the N½ of Section 14 and being described in that certain Warranty Deed dated October 16, 1989 by and between the Federal Deposit Insurance Corporation, Grantor and Abbott Development Company, Inc., Grantee and recorded in Vol. 1021 at Page 593 in the Deed Records of Midland County, Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1241.000	The State of Texas, through its agent, Bubba Properties, LLC, successor in name and title to BS Properties LLC	RSP Permian, L.L.C.	4/29/2013	OGL	DocNo: 2013-20933	Midland	2.00

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 2.000 acres more or less, being that part of the West 6.20 acre tract of a certain 9.91 acre Tract, lying in the N½ of Section 14 being the same land described in that certain Warranty Deed dated May 6, 2002, by and between James E Ruthardt, Grantor and BS Properties LLC Grantee and recorded in Vol. 1992 at Page 443 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1242.000	The State of Texas, through its agent, Jimmy W. Winn and Pamela K. Winn, husband and wife	RSP Permian, L.L.C.	5/22/2013	OGL	DocNo: 2013-20934	Midland	1.00

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: A one (1) acre tract of land, more or less, lying in the N½ of Section 14 and being described as Lots 11, 12, 13 and 14 of Block 17 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated June 27, 2006, by and between Julia D. Athey, Grantor and Jimmy W. Winn and Paula K. Winn, Grantee and recorded in Vol. 2705 at Page 262 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1243.000	The State of Texas, through its agent, Steve Hopkins dba Radco Imaging Technologies	RSP Permian, L.L.C.	5/22/2013	OGL	DocNo: 2013-20935	Midland	1.04

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: Approximately 0.7399 acres of land more or less, lying in the N½ of Section 14, being Lots 6 of Block 11 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated April 4, 1986, by and between the Estate of Ruth Ella Rushing, deceased, Grantor and Steve Hopkins dba Radco Imaging Technologies, Grantee and recorded in Vol. 888 at Page 464 of the Deed Records of Midland County Texas.

TRACT 2: Approximately 0.297 acres of land more or less, lying in the N½ of Section 14, being the west part of Lot 7 and 8 of Block 11 of the Highway Industrial Sites Addition, to Midland Texas, said Tract described by metes and bounds in that certain Warranty Deed dated October 26, 1989, by and between First State Bank of Odessa, N.A., Grantor and Steve Hopkins dba Radco Imaging Technologies, Grantee and recorded in Vol. 1022 at Page 336 of the Deed Records of Midland County Texas.

Exhibit A-3

Page 10 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1244.000	The State of Texas, through its agent, Melvin R. Webb Jr., Surina J. White, Cheryl A. Sawyer, Walter Webb and Katarina L. Dancer each Individually as devisees under the the Estate of Florence Webb, deceased	RSP Permian, L.L.C.	5/28/2013	OGL	DocNo: 2013-20936	Midland	2.03

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 0.5000 acres of land, more or less, lying in the N½ of Section 14, being Lots 7 and 8 of Block 17 of the Highway Industrial Sites Addition, Second Filing to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and the same lands described in that certain Warranty Deed dated April 6, 1965, by and between Robert R George, Grantor and M.R. Webb and Florence Webb, Grantee and recorded in Vol. 445 at Page 93 of the Deed Records of Midland County Texas.

TRACT 2: 0.5000 acres of land, more or less, lying in the N½ of Section 14, being Lots 9 and 10 of Block 17 of the Highway Industrial Sites Addition, Second Filing to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and the same lands described in that certain Warranty Deed dated July 16, 1968, by and between John N Mowell etux Dana, Grantor and Melvin R. Webb and Florence Webb, Grantee and recorded in Vol. 502 at Page 32 of the Deed Records of Midland County Texas.

TRACT 3: 1.02995 acres of land, more or less, lying in the N½ of Section 14, being Lots 5, 6, 7 and 8 of Block 18 of the Highway Industrial Sites Addition, Second Filing to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and the same lands described in that certain Warranty Deed dated March 20, 1964, by and between F.R. Spaulding, Grantor and Melvin R. Webb and Florence Webb, Grantee and recorded in Vol. 424 at Page 409 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1245.000	The State of Texas, through its agent, James G. Zimmerman and Earnestine Zimmerman, husband and wife	RSP Permian, L.L.C.	5/15/2013	OGL	DocNo: 2013-20937	Midland	1.67

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All lands owned by Agent in the N½ of Section 14,including Lots 4, 5 and 6 of Block 7 Highway Industrial Sites Addition in Midland County Texas, the Plat of which is filed in Volume 235, Page 267, Deed Records of Midland County Texas, being a part of those certain tracts of lanc described in that certain Warranty Deed dated December 2, 1978, by and between Lee Roy Webb etux Peggy Webb, Grantor and James G. Zimmerman and Ernestine Zimmerman, Grantee, with said Warranty Deed being recorded in Vol. 650 at Page 89 of the Deed Records of Midland County, Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1246.000	The State of Texas, through its agent, Glenda L. Barkley and Kenney D. Barkley, Trustees of the Barkley Trust dated July 14, 1998	RSP Permian, L.L.C.	5/29/2013	OGL	DocNo: 2013-20938	Midland	0.92

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: approximately 0.366 acres of land more or less, lying in the N½ of Section 14, being the West part of Lots 8 and 9 of Block 11 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated July 14, 1998, by and between the James E. Barkley and Glenda L. Barkley, Grantor and the Barkley Trust, Grantee and recorded in Vol. 1586 at Page 547 of the Deed Records of Midland County Texas.

TRACT 2: approximately 0.54931 acres of land more or less, lying in the N½ of Section 14, being Lot 9 and 10 of Block 8 of the Highway Industrial Sites Addition, to Midland Texas, and being the same lands described in that certain Warranty Deed dated July 14, 1998, by and between the James E. Barkley and Glenda L. Barkley, Grantor and the Barkley Trust, Grantee and recorded in Vol. 1586 at Page 547 of the Deed Records of Midland County Texas.

Exhibit A-3

Page 11 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1247.000	The State of Texas, through its agent, Todpat Properties LLC	RSP Permian, L.L.C.	4/30/2013	OGL	DocNo: 2013-20939	Midland	3.28

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that certain 3.280 acres of land, more or less, out of the N½ of Section 14, as described in that certain Warranty Deed dated January 14, 2013 by and between Todpat, LLC, Grantor and Todpat Properties, LLC, Grantee and recorded as Document 2013-3795 in the County Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1248.000	The State of Texas, through its agent, Bettie Sue Drennan	RSP Permian, L.L.C.	5/15/2013	OGL	DocNo: 2013-20940	Midland	0.63

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of Agents land in the N½ of Section 14 including Lots 11 and 12, of Block 12 of the Highway Industrial Sites Addition in Midland County Texas, the Plat of which is filed in Cabinet A, Pg 37, Plat Records of Midland County Texas, and being those certain tracts of land described in (a) that certain Warranty Deed dated April 28, 2005 by and between Melissa Forbes Olliff et al, Grantor and Claude R. Drennan, Grantee, with said Warranty Deed being recorded in Vol. 2510 Pag 828 of the Official Public Records of Midland County, Texas and (b) that certain Warranty Deed dated January 6, 1967 by and between Theo. Y Byrd, et ux, Elaine Byrd, Grantor and Claude R. Drennan etuc Bettie Sue Drennan, Grantee, with said Warranty Deed being recorded in Vol. 477 Pag 480 of the Deed Records of Midland County, Texas

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1249.000	The State of Texas, through its agent, MO Racing, Inc.	RSP Permian, L.L.C.	4/22/2013	OGL	DocNo: 2013-20941	Midland	10.65

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 10.6353 acres more or less, being that part of a certain 11.817 acre tract of land lying in the N½ of Section 14, being described in that certain Warranty Deed dated December 20, 2002, by and between Rimrock Race Corp., Grantor and MO Racing Inc., Grantee and recorded in Vol. 2093 at Page 329 of the Deed Records of Midland County Texas.

TRACT 2: 0.0170 acres more or less, being that part of a certain 0.17 acre tract of land lying in the N½ of Section 14, Block 41, T-2-S, T&P RR Co. Survey, being described in that certain Warranty Deed dated January 27, 2007, by and between Abbott Development Company, Grantor and MO Racing Inc., Grantee and recorded in Vol. 2803 at Page 247 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1250.000	The State of Texas, through its agent, Lisa A. Hackworth and Linda K. Story	RSP Permian, L.L.C.	5/8/2013	OGL	DocNo: 2013-20942	Midland	4.04

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 3.5399 acres of land, more or less, consisting of Lots 4, 5, 6, 7, 8, 9, 10, 11, 12 and 13 of Block 16 of the Highway Industrial Sites Addition, Second Filing, as shown on that certain Plat recorded April 25, 1958 filed in Vol. 294 Page 1 of the Deed/Plat Records of Midland County Texas, being the same lands described in that certain Warranty Deed dated February 2, 1966 by and between D.E. Skelton et ux Bernice Skelton, Grantor and Rudolph 0. Story et ux Linda Ann Story, Grantee, filed 2-Feb-1966 as Instrument No. 1269, in the Deed Records of Midland County Texas, and Lots 2, 3, 14, and 15 of Block 16 of the Highway Industrial Sites Addition, Second Filing, as shown on that certain Plat recorded April 25, 1958 filed in Vol. 294 Page 1 of the Deed/Plat Records of Midland County Texas, being the same lands described in that certain Warranty Deed dated August 1st, 2007 by and between R. Kevin Story, Independent Executor of the Estate of Linda Ann Story deceased, Grantor and Linda Katrina Story et al, Grantee, filed in Vol. 2907 at Page 435 of the Deed Records of Midland County, TX.

TRACT 2: 0.49696 acres of land, more or less, consisting of Lots 5 and 6 of Block 17 of the Highway Industrial Sites Addition, Second Filing, as shown on that certain Plat recorded April 25, 1958 filed in Vol. 294 Page 1 of the Deed/Plat Records of Midland County Texas and being the same lands described in that certain Warranty Deed dated February 20, 1967 by and between J W Hubnik et ux Fay Hubnik, Grantor and Ola Ruth Story, Grantee, filed 24-Feb-1967 as Instrument No. 1695, in the Deed Records of Midland County, TX.

Exhibit A-3

Page 12 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1251.000	The State of Texas, through its agent, Hugo A. Amaya and Maria S. Amaya, husband and wife	RSP Permian, L.L.C.	5/15/2013	OGL	DocNo: 2013-20943	Midland	1.13

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All lands owned by Agent in the N½ of Section 14,including Lots 13, 14 and 15, of Block 12 of the Highway Industrial Sites Addition in Midland County Texas, the Plat of which is filed in Cabinet A, Pg 37, Plat Records of Midland County Texas, and being those certain tracts of land described in that certain Warranty Deed dated August 12, 2011, by and between Dennis Athey etux Beverly A. Athey, Grantor and Hugo A. Amaya, a married man, Grantee, with said Warranty Deed being recorded as Document No. 2011-16693 in the Official Public Records of Midland County, TX.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1252.000	The State of Texas, through its agent, Midessa Heights Baptist Church	RSP Permian, L.L.C.	5/20/2013				1.56

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: approx. 0.39026 acres of land more or less, lying in the N½ of Section 14, being Lots 5 of Block 8 of the Highway Industrial Sites Addition, and the same lands described in that certain Warranty Deed dated March 26, 1963, by and between Geo. B. Jones, Grantor and Terminal Baptist Church, Grantee and recorded in Vol. 432 at Page 384 (Doc No. 9692) of the Deed Records of Midland County Texas.

TRACT 2: approx. 1.17079 acres of land more or less, lying in the N½ of Section 14, being Lots 6, 7 and 8 of Block 8 of the Highway Industrial Sites Addition, and the same lands described in that certain Warranty Deed dated March 26, 1963, by and between Geo. B. Jones, Grantor and Terminal Baptist Church, Grantee and recorded in Vol. 432 at Page 385 (Doc No. 9693) of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1253.000	The State of Texas, through its agent, Janice McEwin, feme sole	RSP Permian, L.L.C.	5/22/2013	OGL	DocNo: 2013-20944	Midland	0.26

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately .26299 acres of land more or less, lying in the N½ of Section 14, being Lots 1 of Block 18 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated July 3rd, 1985, by and between Bill McEwin, Grantor and Janice McEwin, Grantee and recorded in Vol. 998 at Page 63 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1254.000	The State of Texas, through its agent, Kenny Don Barkley	RSP Permian, L.L.C.	6/3/2013	OGL	DocNo: 2013-20945	Midland	0.82

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately .8199 acres of land more or less, lying in the N½ of Section 14, being all of Lots 5 of Block 11 of the Highway Industrial Sites Addition in Midland County Texas, the Plat of which is filed in Cabinet A, Pg 37, Plat Records of Midland County Texas, and being those certain tracts of land described in that certain Warranty Deed dated October 7, 2003 by and between Michael Scott Thomas etux Christina Thomas, Grantor and Kenny Don Barkley, Grantee, with said Warranty Deed being recorded in Vol. 2255 Pg 32 of the Official Public Records of Midland County, Texas.

Exhibit A-3

Page 13 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1255.001	The State of Texas, through its Agent,Terry Lea Kirk a single woman individually and as a remainderman under the Est. of Alice E. Sandell deceased; Larry Joe Agnew, individually and as a remainderman under the Est. of Alice E. Sandell deceased; Ralph Sandell, a widower	RSP Permian, L.L.C.	6/5/2013	OGL	DocNo: 2013-20946	Midland	1.08

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Tract 1: a 2/3rd interest in all of that allof that approximate 0.58000 acres of land more or less, lying in the N½ of Section 14, being Lot 8 of Block 12 of the Highway Industrial Sites Addition to Midland, Texas, said Tract is shown on Plat described Vol. 235 Page 267 of the Deed Records of Midland County, Tx, and the same lands described in that certain Warranty Deed dated April 4, 1978, by and between Verna Martin, Grantor and Wanda Jean Ralston, Terry Lea Kirk and Alice E. Sandell, Grantee and recorded in Vol. 644 at Page 204 of the Deed Records of Midland County, TX

Tract 2: a 1/4th interest in all of that allof that approximate 0.50000 acres of land more or less, lying in the N½ of Section 14, being the North 16.77 ft. of Lot 9 and all of Lot 10 save and except the North 40 ft. thereof in Block 12 of the Highway Industrial Sites Addition to Midland, Texas, said Tract is shown on Plat described Vol. 235 Page 267 of the Deed Records of Midland County, Texas, and the same lands described in that certain Warranty Deed dated April 3, 1963, by and between F R Spaulding et al, Grantor and the Century Trust Company Grantee and recorded in Vol. 402 at Page 251 of the Deed Records of Midland County, TX.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1255.002	The State of Texas, through its Agent, Scott T. Poeppel	RSP Permian, L.L.C.	6/5/2013	OGL	DocNo: 2013-20947	Midland	0.50

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: A 1/4th interest in all of that allof that approximate 0.50000 acres of land more or less, lying in the N½ of Section 14, being the North 16.77 ft. of Lot 9 and all of Lot 10 save and except the North 40 ft. thereof in Block 12 of the Highway Industrial Sites Addition to Midland, Texas, said Tract is shown on Plat described Vol. 235 Page 267 of the Deed Records of Midland County, Texas, and the same lands described in that certain Warranty Deed dated April 3, 1963, by and between F R Spaulding et al, Grantor and the Century Trust Company Grantee and recorded in Vol. 402 at Page 251 of the Deed Records of Midland County, TX.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1255.003	The State of Texas, through its agent, Jerald W. Ralston	RSP Permian, L.L.C.	6/5/2013	OGL	DocNo: 2013-20948	Midland	0.50

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: A 1/4th interest in all of that allof that approximate 0.50000 acres of land more or less, lying in the N½ of Section 14, being the North 16.77 ft. of Lot 9 and all of Lot 10 save and except the North 40 ft. thereof in Block 12 of the Highway Industrial Sites Addition to Midland, Texas, said Tract is shown on Plat described Vol. 235 Page 267 of the Deed Records of Midland County, Texas, and the same lands described in that certain Warranty Deed dated April 3, 1963, by and between F R Spaulding et al, Grantor and the Century Trust Company Grantee and recorded in Vol. 402 at Page 251 of the Deed Records of Midland County, TX.

Exhibit A-3 Page 14 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1255.004	The State of Texas, through its agent, Wanda Jean Ralston, a widow	RSP Permian, L.L.C.	6/5/2013	OGL	DocNo: 2013-20949	Midland	0.53

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Tract 1: a 100% interest in all of that approximate 0.53000 acres of land more or less, lying in the N½ of Section 14, being Lot 9 of Block 12 of the Highway Industrial Sites Addition to Midland, Texas, save and except the North 16.77 ft. thereof, said Tract is shown on Plat described Vol. 235 Page 267 of the Deed Records of Midland County, Tx, and is the same lands described in that certain Warranty Deed dated April 28, 1966, by and between James T. Ralston et ux Myrtie E. Ralston, Grantor and Mike R. Ralston et ux Wanda J. Ralston, Grantee and recorded in Vol. 466 at Page 327 of the Deed Records of Midland County, Texas.

Tract 2: a 1/3rd interest in all of that All of that approximate 0.58000 acres of land more or less, lying in the N½ of Section 14, being Lot 8 of Block 12 of the Highway Industrial Sites Addition to Midland, Texas, said Tract is shown on Plat described Vol. 235 Page 267 of the Deed Records of Midland County, Tx, and the same lands described in that certain Warranty Deed dated April 4, 1978, by and between Verna Martin, Grantor and Wanda Jean Ralston, Terry Lea Kirk and Alice E. Sandell, Grantee and recorded in Vol. 644 at Page 204 of the Deed Records of Midland County, Texas.

Tract 3: a 1/4th interest in all of that All of that approximate 0.50000 acres of land more or less, lying in the N½ of Section 14, being the North 16.77 ft. of Lot 9 and all of Lot 10 save and except the North 40 ft. thereof in Block 12 of the Highway Industrial Sites Addition to Midland, Texas, said Tract is shown on Plat described Vol. 235 Page 267 of the Deed Records of Midland County, Texas, and the same lands described in that certain Warranty Deed dated April 3, 1963, by and between F R Spaulding at al, Grantor and the Century Trust Company Grantee ,and recorded in Vol. 402 at Page 251 of the Deed Records of Midland County, Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1256.000	The State of Texas, through its agent, Hawk Equipment and Manufacturing, Inc.	RSP Permian, L.L.C.	5/13/2013	OGL	DocNo: 2013-20950	Midland	0.46

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately 0.45798 acres of land more or less, lying in the N½ of Section 14, being in the East part of Lots 7, 8 and 9 of Block 11 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated September 16, 1996, by and between 1st State Bank of Odessa, N.A., Grantor and Hawk Equipment and Manufacturing, Inc., Grantee and recorded in Vol. 994 at page 324 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1257.000	The State of Texas, through its agent, John Vasek and Penny Vasek, husband and wife	RSP Permian, L.L.C.	5/22/2013	OGL	DocNo: 2013-20951	Midland	0.76

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: .76099 acres of land more or less, lying in the N½ of Section 14, being Lots 2, 3 and 4 of Block 18 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated October 11, 1989, by and between Jerome Roehl, Grantor and John Vasek, Grantee and recorded in Vol. 1020 at Page 685 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1258.000	The State of Texas, through its agent, Connie Fullen and Charlee Fallen	RSP Permian, L.L.C.	5/15/2013	OGL	DocNo: 2013-20952	Midland	1.78

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 1.7765 acres of land, more or less, consisting of Lots 1, 2. 3, 4 and 5 of Block 14 and Lots 1 and 2 of Block 15 of the Highway Industrial Sites Addition, Second Filing, as shown on that certain Plat recorded April 25, 1958 filed in Vol. 294 Page 1 of the Deed/Plat Records of Midland County Texas, being the same lands described in that certain Warranty Deed dated October 30, 2007 by and between John G Burnett. Grantor and Connie Fullen and Charlee Davidson. Grantee, filed in Vol. 2954 at Page 738 of the Deed Records of Midland County Texas

Exhibit A-3

Page 15 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1259.000	The State of Texas, through its agent, Jack Cunningham	RSP Permian, L.L.C.	6/13/2013	OGL	DocNo: 2013-20953	Midland	0.79

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: approximately 0.32197 acres of land more or less, lying in the N½ of Section 14, being in the East part of Lots 7, 8 and 9 of Block 11 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated September 16, 1996, by and between Barbara Miller, Grantor and Jack Cunningham, Grantee and recorded August 10, 2009 as Document Number 2009-16824 in the Deed Records of Midland County Texas.

TRACT 2: approximately 0.46799 acres of land more or less, lying in the N½ of Section 14, being in the East part of being Lot 7, 8 and 9 of Block 11 of the Highway Industrial Sites Addition, to Midland Texas, lying adjacent to and west of Tract 1 (above) and being the same lands described in that certain Warranty Deed dated January 27, 1989, by and between the 15t State Bank of Odessa, N.A., Grantor and Jack Cunningham, a single man, Grantee and recorded in Vol. 993 at Page 519 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1260.000	The State of Texas, through its agent, Gary R. Fullen Sr. and Karen D. Fullen, husband and wife	RSP Permian, L.L.C.	5/22/2013	OGL	DocNo: 2013-20954	Midland	1.00

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: approximately 0.74499 acres of land more or less, lying in the N½ of Section 14, being Lots 2, 3 and 4 of Block 17 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated July 24, 2008, by and between the Estate of Audrey Hope Priddy, deceased, Grantor and Gary R Fullen Sr., a married man, Grantee and recorded in Vol. 3086 at Page 492 of the Deed Records of Midland County Texas.

TRACT 2: approximately 0.25798 acres of land more or less, lying in the N½ of Section 14, being Lot 1 of Block 17 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated April 8, 2005, by and between David R. Fullen Sr. et ux Edna Fullen, Grantor and Gary Ray Fullen, Grantee and recorded in Vol. 2518 at Page 322 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1261.000	The State of Texas, through its agent, David R. Fullen Sr. and Edna Fullen, husband and wife	RSP Permian, L.L.C.	5/22/2013	OGL	DocNo: 2013-20955	Midland	1.14

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 0.25798 acres of land, more or less,lying in the N½ of Section 14, being Lots 16 of Block 17 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain WD dated June 12, 1985, by and between Janice McEwin, Grantor and David R Fullen Sr. and Edna Fullen, Grantee and recorded in Vol. 860 at Page 352 of the Deed Records of Midland County Texas.

TRACT 2: 0.24800 acres of land, more or less, lying in the N½ of Section 14, being Lot 15 of Block 17 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain WD dated Jan 20, 1973, by and between Bill McEwin et ux Janice McEwin, Grantor and Edna Fullen, as her sole and separate property, Grantee and recorded in Vol. 564 at Page 47 of the Deed Records of Midland County Texas.

TRACT 3: 0.63000 acres of land, more or less, lying in the N½ of Section 14, being Lot 8 of Block 6 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain WD dated September 26, 1986, by and between Henry L. and Sherry L. Corder, Grantor and Edna R. Fullen, Grantee and recorded in Vol. 905 at Page 213 of the Deed Records of Midland County Texas.

Exhibit A-3

Page 16 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1262.000	The State of Texas, through its agent, James H. Sellers and Olivia Langer Sellers	RSP Permian, L.L.C.	6/17/2013	OGL	DocNo: 2013-20956	Midland	2.00

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 1.95863 acres of land, more or less, lying in the N½ of Section 14, being Lots 12, 14, 15, 16 and the East Ninety feet of Lot 13 of Block 8 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown on Plat described Vol. 235 Page 267 and being the same lands described in that certain Warranty Deed dated July 2, 1980, by and between Rex Vandeventer and June Randall Golden, Grantor and James H. Sellers, Grantee and recorded in Vol. 686 at Page 739 of the Deed Records of Midland County Texas.

TRACT 2: 0.041322 acres of land, more or less, lying in the N½ of Section 14, being the West Ten feet of Lot 13 of Block 8 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown on Plat described Vol. 235 Page 267 and being the same lands described in that certain Warranty Deed dated July 24, 1980, by and between Nellie M. McConnell, a widow, Grantor and James H. Sellers and Olivia Langer Sellers, Grantee and recorded in Vol. 686 at Page 741 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1263.000	The State of Texas, through its agent, Richard E. Brown and Rosalie J. Brown, husband and wife	RSP Permian, L.L.C.	6/13/2013	OGL	DocNo: 2013-20957	Midland	1.57

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 1.5699 acres of land more or less, lying in the N½ of Section 14, being described as Lots 3, 4 and 5 of Block 6 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated September 20, 1968, by and between Bob Adams as AIF for Ruska Manley, a feme sole, Grantor and Richard E. Brown and Rosalia J. Brown, Grantee and recorded October 3rd, 1968 as Document No. 9221 in the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1264.000	The State of Texas, through its agent, Russell F. Sailler and Teresa R. Sailler, husband and wife	RSP Permian, L.L.C.	6/17/2013	OGL	DocNo: 2013-20958	Midland	1.56

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 1.56097 acres of land more or less, lying in the N½ of Section 14, being Lots 10, 11, 12 and 13 of Block 5 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat recorded in Vol. 235 at Page 267 of the Deed Records of Midland County and being the same lands described in that certain Warranty Deed dated December 20, 1983, by and between Cecil F. Howard and Peggy June Howard, Grantor and Russell F. Sailler, Grantee and recorded in Vol. 805 at page 418 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1265.000	The State of Texas, through its agent, David E. Butcher and Velett A. Butcher, husband and wife	RSP Permian, L.L.C.	6/13/2013	OGL	DocNo: 2013-20959	Midland	2.62

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: 2.23057 acres of land more or less, lying in the N½ of Section 14, being Lots 6 and 7 of Block 6 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated December 12, 1967, by and between Robert Adams and Mildred Adams, Grantor and David E. Butcher and Veletta Butcher, Grantee and recorded in Vol. 491 at Page 659 in the Deed Records of Midland County Texas.

TRACT 2: 0.3899 acres of land more or less, lying in the N½ of Section 14, being Lot 14 of Block 5 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated September 8, 1994, by and between The Fasken Foundation, Grantor and David E. Butcher and Veletta Butcher, Grantee and recorded in Vol. 1250 at Page 378 in the Deed Records of Midland County Texas.

Exhibit A-3

Page 17 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1266.000	The State of Texas, through its agent, Santiago S. Roman and Elsa Roman, husband and wife	RSP Permian, L.L.C.	6/17/2013	OGL	DocNo: 2013-20960	Midland	1.00

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 1.0 acre of land, more or less, lying in the N½ of Section 14, being described as that part of Lots 1, 2, 3 and Lot 4 save and except the West ten feet thereof, of Block 8 of the Highway Industrial Sites Addition to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being that part of the approximate 1.5600 acres of land described in that certain Warranty Deed dated September 8, 2006, by and between Barbara Harris, Grantor and Santiago S. Roman and Elsa Roman, Grantee and recorded in Vol. 2741 at Page 558 of the Public Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1267.000	The State of Texas, through its agent, Charles Dreibrodt and Dawn Dreibrodt	RSP Permian, L.L.C.	6/24/2013	OGL	DocNo: 2013-20961	Midland	0.34

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.34401 acres of land, more or less, lying in the N½ of Section 14, being the North 150 Ft of Lot 11 of Block 8 of the Highway Industrial Sites Addition, to Midland Texas, said Tract shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated June 25th, 2010 by and between Palmetto Solutions, LLC, Grantor and Charles Dreibrodt and Dawn Dreibrodt, Grantee and recorded June 30th, 2010 as Document No. 2010-12598 in the Public Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1268.000	The State of Texas, through its agent, Linda Friss	RSP Permian, L.L.C.	6/24/2013	OGL	DocNo: 2013-20962	Midland	0.51

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.50599 acres of land, more or less, lying in the N½ of Section 14, being Lots 15 and 16 of Block 15 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated June 1st, 2009, by and between Nat Rodriguez and Ruby Rodriguez, Grantor and Linda Friss, Grantee and recorded June 5th, 2009 as Document No. 2009-11757 in the Public Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1269.000	The State of Texas, through its agent, Connie Elaine Thompson	RSP Permian, L.L.C.	6/24/2013	OGL	DocNo: 2013-20963	Midland	0.25

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.24800 acres of land, more or less, lying in the N½ of Section 14, being Lot 3 of Block 15 of the Highway Industrial Sites Addition, to Midland Texas, said Tract shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated September 22nd, 1993 by and between Claude L. Dauster Jr., and wife Ruth G. Dauster, Grantor and Charles Craig Thompson and wife Connie Elaine Thompson, Grantee and recorded September 22nd, 1993 in Vol. 1176 at Page 564 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1270.000	The State of Texas, through its agent, Paul Lawson	RSP Permian, L.L.C.	6/24/2013	OGL	DocNo: 2013-20964	Midland	0.26

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: .25798 acres of land, more or less, lying in the N½ of Section 14, being Lot 1 of Block 16 of the Highway Industrial Sites Addition to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Contract for Deed dated December 16th, 2003, by and between Vada Gaines Pendergrass, Grantor, and Paul Lawson, Grantee, and recorded in Vol. 2302 at Page 691 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1271.000	The State of Texas, through its agent, Prime Time Christian Broadcasting, Inc.	RSP Permian, L.L.C.	4/22/2013	OGL	DocNo: 2013-20965	Midland	3.51

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of lands lying in the N½ of Section 14, including but not necessarily limited to that part of a certain tract of land as described as 4.39 acres of land, more or less, lying within the boundaries of the North Half of Section 14, and the said 4.39 acre tract described in that certain Warranty Deed dated to be effective 23 December 1993 by and between Allen Garrett Individually and D/B/A GBH Sales, Grantor and Prime Time Christian Broadcasting, Inc., Grantee, with said Warranty Deed being recorded in Vol. 1189 at Page 451 of the Deed Records of Midland County, Texas.

Exhibit A-3 Page 18 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1272.000	The State of Texas, through its agent, Paul B. Tefteller and Melinda R. Tefteller	RSP Permian, L.L.C.	6/24/2013	OGL	DocNo: 2013-20966	Midland	0.76

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.75801 acres of land, more or less, lying in the N½ of Section 14, being Lots 9, 10 and 11 of Block 15 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated April 16th, 2003, by and between Wayne Stewart and Jessica Stewart, Grantor and Paul Tefteller and Lindi Tefteller, Grantee and recorded in Vol. 2167 at Page 844 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1273.000	The State of Texas, through its agent, Kenneth R. Thorp, a married man dealing in his separate property	RSP Permian, L.L.C.	6/24/2013	OGL	DocNo: 2013-20967	Midland	0.50

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.49600 acres of land, more or less, lying in the N½ of Section 14, being Lots 5 and 12 of Block 15 (INCORRECTLY SHOWN AS BLOCK 5 IN WARRANTY DEED) of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated October 29th, 1999, by and between Viva Edna Bolton, Grantor and Kenneth R. Thorp and wife Gabriela Avila Thorp, Grantee and recorded in Vol. 1723 at Page 294 in the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1274.000	The State of Texas, through its agent, Tim Baum	RSP Permian, L.L.C.	6/13/2013	OGL	DocNo: 2013-20968	Midland	0.47

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.46999 acres of land, more or less, lying in the N½ of Section 14, being Lot 10 of Block 12 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated November 28, 2001, by and between Matured Tax Lien Foreclosure Fund L.L.C., Grantor, and Tim Baum, Grantee, and recorded in Vol. 1932 at page 387 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1275.000	The State of Texas, through its agent, Bobby D. Fambrough and Carrie C. Fambrough	RSP Permian, L.L.C.	6/18/2013	OGL	DocNo: 2013-20969	Midland	0.08

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.077998 acres of land, more or less, lying in the N½ of Section 14 being that part of Lot 16 of Block 5 of the Highway Industrial Sites Addition, to Midland Texas, which lays in the N½ of Section 14. Sid Lot 15 of Block 5 shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated May 21st, 1998 by and between Bankers Trust Company, Trustee for American Housing Trust IX, Grantor and Bobby D. and Carrie C. Fambrough, Grantee and recorded July 6th, 1998, as Document No. 1998-12618 and recorded in Vol. 1577 Pg. 11-12 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1276.000	The State of Texas, through its agent, Danny B. Newton and Terri Carson	RSP Permian, L.L.C.	6/24/2013	OGL	DocNo: 2013-20970	Midland	0.50

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.49699 acres of land more or less, lying in the N½ of Section 14, being Lots 13 and 14 of Block 15 of the Highway Industrial Sites Addition, to Midland Texas, said Tracts said Tracts shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated October 7th, 2011, by and between Dorothy Newton Harding, Grantor and Danny Newton and Terrie Carson, Grantee and recorded October 13th, 2011 as Document No. 2011-20689 in the Public Records of Midland County Texas.

Exhibit A-3

Page 19 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1277.000	The State of Texas, through its agent, Karyn Mitchell, dealing in her sole and separatre property	RSP Permian, L.L.C.	7/18/2013	OGL	DocNo: 2013-20971	Midland	0.13

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: 0.129866 acres of land, more or less, lying in the N½ of Section 14, being that part of Lot 15 of Block 5 of the Highway Industrial Sites Addition, to Midland Texas shown at Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated October 30th, 2009 by and between Bobby Dewane Fambrough, Grantor and Karyn Mitchell, Grantee and recorded November 2nd, 2009, as Document No. 2009-22572 in the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1278.000	The State of Texas, through its agent, Otis Moore, Susan Garcia, and Jerry Moore	RSP Permian, L.L.C.	6/24/2013				0.25

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately .248 acres of land more or less, lying in the N½ of Section 14, being Lot 4 of Block 15 of the Highway Industrial Sites Addition, to Midland Texas, said Tract shown in Plat Cabinet A Page 37-38 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated July 29th, 2002 by and between Lance T. Celander, Grantor and OTIS MOORE for life, with remainder interest to Jerry Moore his son, an undivided 1/2 and Susan Garcia his daughter an undivided 1/2 interest as joint tenants , Grantee and recorded July 30th, 2002 in Vol. 2021 at Page 575 of the Deed Records of Midland County Texas

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1279.000	The State of Texas, through its agent,Celia L. White, a married woman deal in oher sole an sperate property (aka Celia Gillham White)	RSP Permian, L.L.C.	8/7/2013				0.68

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately .68 acres of land more or less, lying in the N½Section 14, being Lots 11 of Block 1 of the Highway Industrial Sites Addition, to Midland Texas, with said lands shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated March 5th, 1976 by and between Eddie Don Seawright and wife Lynda Seawright, Grantor and Glenn D. Gillham and wife, Celia L. Gillham Grantee and recorded March 11th, 1976 as Document No. 1976-2546 in Vol. 604 at Pg. 470 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1280.000	The State of Texas, through its agent, Henry McElroy	RSP Permian, L.L.C.	7/15/2013				0.50

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: TRACT 1: All of that approximately 0.25399 acres of land more or less, lying in the N½ of Section 14, being Lot 7 of Block 15 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated March 21, 2011, by and between Otis Moore, Grantor and Henry McElroy Grantee and recorded January 31, 2012 as Document 2012-1806 the Deed Records of Midland County Texas.

TRACT 2: All of that approximately 0.24800 acres of land more or less, lying in the N½ of Section 14, being Lot 8 of Block 15 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated January 20, 2011, by and between Otis Moore, Grantor and Henry McElroy Grantee and recorded January 24th, 2011 as Document 2011-1547 the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1281.000	The State of Texas, through its agent, Lucia V. Cuevas	RSP Permian, L.L.C.	7/15/2013				0.25

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately 0.25199 acres of land more or less, lying in the N½ of Section 14, being Lot 6 of Block 14 of the Highway Industrial Sites Addition, to Midland Texas, said Tract shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated November 7th, 1996 by and between Wilson Winn and wife Jane Winn, Grantor and Lucia V. Cuevas, Grantee and recorded November 12th, 1996 in Vol. 1424 at Page 18 of the Deed Records of Midland County Texas.

Exhibit A-3 Page 20 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1282.000	The State of Texas, through its agent, Eliazar Roman and wife Sylvia A. Roman	RSP Permian, L.L.C.	7/22/2013				0.24

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately .24 acres of land more or less, lying in the N½ of Section 14, estimated at being that part of Lot 7 of Block 1 of the Highway Industrial Sites Addition shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated August 13th, 2003 by and between Delmas W. Chablin and Jean A. Chamblin, Grantor and Eliazar Roman and wife Sylvia A. Roman Grantee and recorded September 8th, 2003, as Document No. 2003-21522 in Vol. 2238 at Pg. 17 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1283.000	The State of Texas, through its agent, Llewellyn Boone	RSP Permian, L.L.C.	6/24/2013				0.14

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that approximately 0.13599 acres of land more or less, lying in the N½ of Section 14, being the South 69 Ft of Lot 11 of Block 8 of the Highway Industrial Sites Addition, to Midland Texas, said Tract shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being those lands not conveyed in that certain Warranty Deed dated June 25, 2010 by and between Llewellyn Boone, Grantor and Palmetto Solutions, LLC, Grantee and recorded June 29, 2010 as Document No. 201012469 in the Public Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1319.000	The State of Texas, through its agent, Hugo Chavarria and wife Maria N. Chavarria	RSP Permian, L.L.C.	8/8/2013				1.99

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Tract 1: All of that approximately 1.2300 acres of land more or less, lying in the North Half of Section 14, being Lots 12 and 13 of Block 1 of the Highway Industrial Sites Addition, to Midland Texas, with said Lots 12 and 13 of Block 1 shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated February 19th, 2013 by and between Janice Tilma, Grantor and Hugo Chavarria Grantee and recorded February 20th, 2013, as Document No. 2013-4183 in the Deed Records of Midland County Texas;

Tract 2: All of that approximately 0.48000 acres of land more or less, lying in the North Half of Section 14, being Lot 15 of Block 1 of the Highway Industrial Sites Addition, to Midland Texas, with said Lots 15 of Block 1 shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated October 28th, 1988 by and between the Administrator of Veterans Affairs, Grantor and Hugo Chavarria and wife Maria N. Chavarria Grantee and recorded October 31st, 1988, as Document No. 1988-19921 in Vol. 984 at Page 352 of the Deed Records of Midland County Texas;

Tract 3: All of that approximately 0.28000 acres of land more or less, lying in the North Half of Section 14. being Lot 16 of Block 1 of the Highway Industrial Sites Addition, to Midland Texas, with said Lot 16 of Block 1 shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated December 31st, 2003 by and between James F. Brayton, Grantor and Hugo Chavarria Grantee and recorded May 17th, 2004, as Document No. 2004-9936 in Vol. 2353 at Page 547 of the Deed Records of Midland County Texas and amended to correct the description by Amended General Warranty Deed dated December 31st, 2003 by and between James F. Brayton, Grantor and Hugo Chavarria Grantee and recorded June 4th, 2004, as Document No. 200411498 in Vol 2363 at Page 776 of the Deed Records of Midland County Texas;

Exhibit A-3 Page 21 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1323.000	The State of Texas, through its agent, Emanuel Nieto	RSP Permian, L.L.C.	7/22/2013				0.40

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Approximately .4 acres of land, more or less, lying in the N½ of Section 14, being Lot 14 of Block 1 of the Highway Industrial Sites Addition, to Midland Texas, with said lands shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated December 8th, 2005 by and between Andrea N. Lara, Grantor and Emanuel Nieto, Grantee and recorded December 9th, 2005 as Document No. 2005-25604 in Vol. 2612 at Pg. 685 of the Deed Records of Midland County Texas.

TX1324.000	The State of Texas, through its agent, Miguel Angel Gonzalez and Ysidra Gonzalez, husband and wife	RSP Permian, L.L.C.	10/2/2013				1.00

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Tract 1: Approximately .65 acres of land more or less, lying in the N½f of Section 14, being Lot 9 of Block 6 of the Highway Industrial Sites Addition, to Midland Texas, shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated August 5, 2009, by and between Edna R. Fullen, Grantor and Miguel Gonzales, a married man, Grantee and recorded September 21, 2009 as Document No. 2009-19753 in the Public Records of Midland County Texas;

Tract 2: Approximately .35 acres of land more or less, lying in the N½ of Section 14, being Lot 8 of Block 1 of the Highway Industrial Sites Addition, to Midland Texas, shown in Plat Cabinet A Page 37 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated May 14, 1993, by and between James B Knight and Elizabeth A. Knight, Grantor and Miguel Angel Gonzalez and wife Ysidra Gonzalez, Grantee and recorded August 4th, 1993 as Document No. 14558 (Vol. 1171 Page 381) in the Public Records of Midland County Texas.

TX1325.000	The State of Texas, through its agent, Maria Guadalupe Hiles, dealing in her separate property	RSP Permian, L.L.C.	10/4/2013				0.69

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Approximately 0.68999 acres of land more or less, lying in the N½ of Section 14, being Lot 1 of Block 7 of the Highway Industrial Sites Addition, to Midland Texas, said Tract shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated June 3rd, 1992 by and between the J. W. Brantley, Grantor and Maria Guadalupe Hiles, Grantee and recorded June 4th, 1992 in Vol. 1124 at Page 137 of the Deed Records of Midland County Texas.

TX1326.000	The State of Texas, through its agent, Fidel Cardona	RSP Permian, L.L.C.	6/12/2013				0.25

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: All of that part of a certain 2.47 Acre tract of land lying in the North Half of Section 14, containing approximately .25 acres of land, more or less, and said 2.47 Acre tract being the same lands described in that certain Warranty Deed dated January 22nd , 2007, by and between Abbott Development Company, Grantor and Fidel Cardona, Grantee and recorded in Vol. 2803 at Page 421 of the Deed Records of Midland County Texas.

TX1327.000	The State of Texas, through its agent,Melvin Dean Cox and wife Connie S. Cox	RSP Permian, L.L.C.	10/3/2013				0.51

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Approximately 0.51099 acres of land, more or less, lying in the N½ of Section 14, being Lots 7 and 8 of Block 14 of the Highway Industrial Sites Addition, to Midland Texas, said Tract shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated December 15th, 1997 by and between Ira Verneil Cox et al, Grantor and Melvin Dean Cox, Grantee and recorded December 17th, 1997 in Vol. 1517 at Page 367 of the Deed Records of Midland County Texas.

Exhibit A-3 Page 22 of 57

Keystone Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1328.000	The State of Texas, through its agent, Arturo Alvarez and wife, Jennifer Lee Alvarez	RSP Permian, L.L.C.	10/23/2013				0.80

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Approximately 0.8 acres of land, more or less, lying in theN½ of Section 14, being Lots 9 and 10 of Block 1 of the Highway Industrial Sites Addition, to Midland Texas, with said lands shown in Plat of record in Volume 394 Page 1 of the Plat Records of Midland County and being the same lands described in that certain Warranty Deed dated April 29th, 2003 by and between Virginia Elaine Thurman, Grantor and Alturo Alvarez and wife Jennifer Lee Alvarez, Grantee and recorded December 4th, 2003 as Document No. 2003-28805 in Vol. 2280 at Pg. 816 of the Deed Records of Midland County Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1329.000	The State of Texas, through its agent, John William Parker and Claudia Parker, husband and wife	RSP Permian, L.L.C.	7/17/2013				0.60

T&P Survey, Blk 41, T2S, Midland County, Texas

Section 14: Approximately 0.6 acres of land more or less, lying in the N½f of Section 14, being Lot 3 of Block 7 of the Highway Industrial Sites Addition, Second Filing, to Midland Texas, said Tracts shown on Plat described Vol. 294 Page 1 and being the same lands described in that certain Warranty Deed dated September 1, 2009, by and between Jack H. Black, Grantor and John William Parker and wife Claudia Parker, Grantee and recorded April 8, 2011 as Document 2011-6802 the Deed Records of Midland County Texas.

Llano (Pecan Acres) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1129.001	MDJ Minerals, L.L.P.	Patriot Resources Partners LLC	6/2/2008	AMD MM	DocNo: 2010-20335 Vol 3122, Pge 720	Midland Midland	640.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 23: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1129.002	Heisler Family Partnership	RSP Permian, L.L.C.	1/18/2011	OGL	DocNo: 2011-6839	Midland	640.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 23: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1129.003	Dawn Blackfox Revocable Trust UI 12/21/06	RSP Permian, L.L.C.	2/2/2011	OGL	DocNo: 2011-6841	Midland	640.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 23: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1129.004	N&N Holdings, LLC (successor to Bronwyn Davies)	RSP Permian, L.L.C.	2/2/2011	OGL	DocNo: 2011-6840	Midland	640.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 23: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1129.005	Pogo Producing Company	RSP Permian, L.L.C	3/11/2011	MM	DocNo: 2011-8946	Midland	640.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 23: All

Exhibit A-3

Page 23 of 57

Parks (Sec 03) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.003	Kenneth Lesley and Perry Elliott, Co-Independent Executors of the Estate of Bobby John Foster, Deceased	Nightengale Petroleum Properties, Inc.	3/20/2007	AMD	DocNo: 2013-2993	Ector	640.00
				OGL	Vol 2133, Pge 952	Ector	
				AMD	DocNo: 2013-3483	Midland	
				OGL	Vol 2846, Pge 65	Midland	

T&P Survey, Blk 41, T2S, Ector & Midland County, Texas

Section 03: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.004	Betty Yvon Lesley, SSP	Nightengale Petroleum Properties, Inc.	3/20/2007	AMD	DocNo: 2013-2993	Ector	640.00
				OGL	Vol 2133, Pge 958	Ector	
				AMD	DocNo: 2013-3483	Midland	
				OGL	Vol 2846, Pge 71	Midland	

T&P Survey, Blk 41, T2S, Ector & Midland County, Texas

Section 03: All

Parks (Sec 04) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.001	George W. Elliott, III, & Mary Ann (Elliott) Fendley	David Y. Rogers	2/6/2007	AMD	DocNo: 2010-11392	Ector	650.75
				AMD	DocNo: 2012-3384	Ector	
				AMD	DocNo: 2012-3445	Ector	
				OGL	Vol 2113, Pge 142	Ector	

T&P Survey, Blk 41, T2S, Ector County, Texas

Section 04: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.003	Kenneth Lesley and Perry Elliott, Co-Independent Executors of the Estate of Bobby John Foster, Deceased	Nightengale Petroleum Properties, Inc.	3/20/2007	AMD	DocNo: 2013-2993	Ector	650.75
				OGL	Vol 2133, Pge 952	Ector	
				AMD	DocNo: 2013-3483	Midland	
				OGL	Vol 2846, Pge 65	Midland	

T&P Survey, Blk 41, T2S, Ector County, Texas

Section 04: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.004	Betty Yvon Lesley, SSP	Nightengale Petroleum Properties, Inc.	3/20/2007	AMD	DocNo: 2013-2993	Ector	650.75
				OGL	Vol 2133, Pge 958	Ector	
				AMD	DocNo: 2013-3483	Midland	
				OGL	Vol 2846, Pge 71	Midland	

T&P Survey, Blk 41, T2S, Ector County, Texas

Section 04: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.005	Georgeann Foster, SSP	Nightengale Petroleum Properties, Inc.	4/2/2007	ExtRat	DocNo: 2010-4728	Ector	650.75
				ExtRat	DocNo: 2012-4250	Ector	
				OGL	Vol 2142, Pge 623	Ector	

T&P Survey, Blk 41, T2S, Ector County, Texas

Section 04: All

Exhibit A-3

Page 24 of 57

Parks (Sec 04) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.006	Jo Ann Purdy, SSP	Nightengale Petroleum Properties, Inc.	4/2/2007	Ext	Vol 2012, Pge 5785	Ector	650.75
				Ext	Vol 2525, Pge 570	Ector	
				OGL	Vol 2142, Pge 627	Ector	
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.007	William Jasper Foster, SSP	Nightengale Petroleum Properties, Inc.	4/2/2007	ExtRat	DocNo: 2010-5621	Ector	650.75
				ExtRat	DocNo: 2012-4251	Ector	
				OGL	Vol 2142, Pge 631	Ector	
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.008	Mary L. Wooten, SSP	Nightengale Petroleum Properties, Inc.	4/2/2007	ExtRat	DocNo: 2012-4249	Ector	650.75
				ExtRat	Vol 2426, Pge 786	Ector	
				OGL	Vol 2140, Pge 155	Ector	
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.009	Van Williamson, SSP	Nightengale Petroleum Properties, Inc.	4/2/2007	Ext	DocNo: 2012-6648	Ector	650.75
				ExtRat	DocNo: 2010-7232	Ector	
				OGL	Vol 2140, Pge 159	Ector	
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.010	Patricia Bishop, SSP	Nightengale Petroleum Properties, Inc.	3/31/2008	Ext	DocNo: 2011-4608	Ector	650.75
				Ext	DocNo: 2013-4786	Ector	
				OGL	Vol 2240, Pge 664	Ector	
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.011	Sally McKinney, SSP	Nightengale Petroleum Properties, Inc.	3/31/2008	Ext	DocNo: 2011-4606	Ector	650.75
				Ext	DocNo: 2013-4401	Ector	
				OGL	Vol 2240, Pge 660	Ector	
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.012	Lucille Don Juan	Nightengale Petroleum Properties, Inc.	3/31/2008	Ext	DocNo: 2011-4607	Ector	650.75
				Ext	DocNo: 2013-4402	Ector	
				OGL	Vol 2240, Pge 656	Ector	
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							

Exhibit A-3

Page 25 of 57

Parks (Sec 04) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.019	Amanda Fulcher, SSP	Nightengale Petroleum Properties, Inc.	6/27/2008	Ext	DocNo: 2011-8065	Ector	650.75
				Ext	DocNo: 2013-7169	Ector	
				OGL	Vol 2277, Pge 61	Ector	
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.020	Gregory P. Collins, SSP	Nightengale Petroleum Properties, Inc.	7/21/2008	Ext	DocNo: 2011-6578	Ector	650.75
				Ext	DocNo: 2013-7619	Ector	
				OGL	Vol 2272, Pge 200	Ector	
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.021	Patricia Melson, SSP	Nightengale Petroleum Properties, Inc.	6/27/2008	Ext	DocNo: 2011-6577	Ector	650.75
				Ext	DocNo: 2013-7098	Ector	
				OGL	Vol 2272, Pge 204	Ector	
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.022	Helen Delores Evitt, a widow, and Clarence McKinney Evitt, SSP	Nightengale Petroleum Properties, Inc.	6/27/2008	Ext	DocNo: 2011-6579	Ector	650.75
				Ext	DocNo: 2013-7740	Ector	
				OGL	Vol 2271, Pge 714	Ector	
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.024	Lee Amy Green, SSP	RSP Permian, L.L.C	9/11/2012	MM	DocNo: 2012-16390	Ector	650.75
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.025	Jane M. Jones Green, SSP	RSP Permian, L.L.C	9/6/2012	MM	DocNo: 2012-16396	Ector	650.75
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.026	Edward Foster Green, SSP	RSP Permian, L.L.C	9/6/2012	MM	DocNo: 2012-16391	Ector	650.75
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.027	Jane Ellen Green, SSP	RSP Permian, L.L.C	9/6/2012	MM	DocNo: 2012-16397	Ector	650.75
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.028	Odell Roshton, her SSP	RSP Permian, L.L.C	9/12/2012	MM	DocNo: 2012-16392	Ector	650.75
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							
TX1002.029	Mary Roshton Maxwell	RSP Permian, L.L.C	9/17/2012	MM	DocNo: 2012-16393	Ector	650.75
T&P Survey, Blk 41, T2S, Ector County, Texas							
Section 04: All							

Exhibit A-3

Page 26 of 57

Parks (Sec 04) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.030	Diane R. Mueller	RSP Permian, L.L.C	9/17/2012	MM	DocNo: 2012-16394	Ector	650.75
	T&P Survey, Blk 41, T2S, Ector County, Texas						
	Section 04: All						
TX1002.031	Katherine Roshton Hudgins	RSP Permian, L.L.C	9/17/2012	MM	DocNo: 2012-16395	Ector	650.75
	T&P Survey, Blk 41, T2S, Ector County, Texas						
	Section 04: All						

Parks (Sec 38) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1126.001	The Hoffius Family Trust, Sarah Hoffius, Trustee	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 641	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas						
	Section 38: All						
TX1126.002	Sharon Lyon Hanan, dealing in her sole & separate property	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 639	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas						
	Section 38: All						
TX1126.003	Marsha Lyon Kirby, dealing in her sole & separate property	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 655	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas						
	Section 38: All						
TX1126.004	Loralei Tuckness, dealing in her sole & separate property	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 657	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas						
	Section 38: All						
TX1126.005	Cyrena McMurry, dealing in her sole & separate property	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 659	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas						
	Section 38: All						
TX1126.006	John Stowe, dealing in his sole & separate property	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 653	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas						
	Section 38: All						
TX1126.007	James Stowe, dealing in his sole & separate property	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 663	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas						
	Section 38: All						
TX1126.008	Mark Stowe, dealing in his sole & separate property	L. Adair Rogers	4/17/2008	MM	Vol 3044, Pge 661	Midland	647.50
	T&P Survey, Blk 41, T1S, Midland County, Texas						
	Section 38: All						

Exhibit A-3

Page 27 of 57

Parks (Sec 38) Prospect Type Recording Lessee Date Lessor RSP No County Gr Acres TX1126.009 Keeler Investment Company F. Ferrell Davis 3/11/2008 647.50 Vol 3044, Pge 629 OGL Midland T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All TX1126.010 A. J. Slagter, III F. Ferrell Davis 4/7/2008 647.50 Vol 3044, Pge 633 OGL Midland T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All TX1126.011 Corlyss A. Delashaw F. Ferrell Davis 3/12/2008 647.50 Vol 3044, Pge 636 OGL Midland T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All TX1126.012 Helga G. Lopez Hillin, dealing in her sole & separate property F. Ferrell Davis 8/13/2008 647.50 DocNo: 2010-22069 AMD Midland DocNo: 2010-1703 ExtRat Midland Vol 3091, Pge 870 OGL Midland T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All TX1126.013 Amir Oil Company F. Ferrell Davis 8/21/2008 647.50 Vol 3094, Pge 371 OGL Midland T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All TX1126.014 A.M. Pate, Jr., Marital Trust, Bank of America, N.A., Trustee F. Ferrell Davis 9/5/2008 647.50 Vol 3104, Pge 223 MM Midland T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All TX1126.016 Lynn Foussard Patriot Resources Partners LLC 2/20/2010 647.50 DocNo: 2010-4018 OGL Midland T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All TX1126.017 William L. Foussard Patriot Resources Partners LLC 2/20/2010 647.50 DocNo: 2010-4025 OGL Midland T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All TX1126.019 William L. Foussard, Trustee of the Robert P. Foussard Family Trust, created under the Will of Robert P. Foussard, Deceased Patriot Resources Partners LLC 2/20/2010 647.50 DocNo: 2010-7484 OGL Midland T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All TX1126.020 Robert Hartzell Patriot Resources Partners LLC 2/20/2010 647.50 DocNo: 2010-9491 OGL Midland T&P Survey, Blk 41, T1S, Midland County, Texas Section 38: All Page 28 of 57 Exhibit A-3

Parks (Sec 38) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1126.022	Robert C. Hartzell, as Trustee of the Thomas S. Hartzell Revocable Trust, U/D dated 7/16/1990	Patriot Resources Partners LLC	2/20/2010	OGL	DocNo: 2010-23840	Midland	647.50

T&P Survey, Blk 41, T1S, Midland County, Texas

Section 38: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1126.023	PEC Minerals LP	Patriot Resources Partners LLC	8/27/2010	OGL	DocNo: 2010-23839	Midland	323.75

T&P Survey, Blk 41, T1S, Midland County, Texas

Section 38: N½

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1126.024	DCCO Inc.	RSP Permian, L.L.C.	1/13/2011	OGL	Vol 2011, Pge 5644	Midland	647.50

T&P Survey, Blk 41, T1S, Midland County, Texas

Section 38: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1126.025	Hunt Oil Company	RSP Permian, LLC	6/6/2011	OGL	DocNo: 2011-13170	Midland	323.75

T&P Survey, Blk 41, T1S, Midland County, Texas

Section 38: S½

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.001	Spanish Trail Land and Cattle Company, L.P., & IBEX Mineral Resources, L.L.C.	Windsor Permian LLC	2/29/2008	AMD	DocNo: 2010-6164	Midland	647.50
				MM	Vol 3018, Pge 413	Midland	

T&P Survey, Blk 41, T1S, Midland County, Texas

Section 38: All

Parks Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1001.001	Charlotte Parks Kimberlin, Ind & Trustee of Charlotte Parks Kimberlin Trust, et al	David Y. Rogers	2/6/2007	AMD	Vol 2413, Pge 62	Ector	3,212.00
				MM	Vol 2113, Pge 119	Ector	
				AMD	DocNo: 2010-4020	Midland	
				MM	Vol 2833, Pge 163	Midland	

T&P Survey, Blk 41, T1S, Ector & Midland County, Texas

Section 39: S½

Section 46: All

T&P Survey, Blk 41, T1S, Ector County, Texas

Section 33: E½

Section 40: All

Section 41: All

Section 45: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1001.002	Hurt Properties, LP, a Texas Limited Partnership, represented herein by Hurt Asset Management, LLC, a Texas Limited Liability Company, its General Partner, and Sam F. Hurt, Jr., Individually	David Y. Rogers	1/3/2007	AMD	DocNo: 2010-1554	Ector	640.00
				AMD	DocNo: 2012-3382	Ector	
				OGL	Vol 2108, Pge 673	Ector	

T&P Survey, Blk 41, T1S, Ector County, Texas

Section 41: All

Exhibit A-3

Page 29 of 57

Parks Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1001.003	James R. Hurt	David Y. Rogers	1/3/2007	AMD	DocNo: 2012-3383	Ector	640.00
				AMD	Vol 2400, Pge 523	Ector	
				OGL	Vol 2105, Pge 170	Ector	

T&P Survey, Blk 41, T1S, Ector County, Texas
Section 41: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1001.004	Mark D. Clarke	David Y. Rogers	1/3/2007	AMD	DocNo: 2010-442	Ector	640.00
				AMD	DocNo: 2012-3227	Ector	
				OGL	Vol 2105, Pge 175	Ector	

T&P Survey, Blk 41, T1S, Ector County, Texas
Section 41: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1001.005	Anadarko E&P Company, LP	F. Ferrell Davis	3/27/2007	Amd	Vol 2307, Pge 778	Ector	1,612.00
				AMD	Vol 2342, Pge 59	Ector	
				Ext	DocNo: 2011-14887	Ector	
				OGL	Vol 2130, Pge 831	Ector	
				AMD	DocNo: 2009-9901	Midland	
				Amd	Vol 3132, Pge 366	Midland	
				Ext	DocNo: 2011-20549	Midland	
				OGL	Vol 2858, Pge 75	Midland	

T&P Survey, Blk 41, T1S, Ector & Midland County, Texas
Section 39: S½
Section 46: All
T&P Survey, Blk 41, T1S, Ector County, Texas
Section 40: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.001	George W. Elliott, III, & Mary Ann (Elliott) Fendley	David Y. Rogers	2/6/2007	AMD	DocNo: 2010-11392	Ector	320.00
				AMD	DocNo: 2012-3384	Ector	
				AMD	DocNo: 2012-3445	Ector	
				OGL	Vol 2113, Pge 142	Ector	

T&P Survey, Blk 41, T1S, Ector County, Texas
Section 33: W½

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1002.002	The William K. Warren Foundation	David Y. Rogers	4/14/2008	AMD	DocNo: 2011-7368	Ector	320.00
				AMD	DocNo: 2012-4253	Ector	
				MM	Vol 2252, Pge 256	Ector	

T&P Survey, Blk 41, T1S, Ector County, Texas
Section 33: W½

Exhibit A-3 Page 30 of 57

Parks Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1003.001	James E. Headlee, Laura Headlee Nunez, Verna S. Headlee, Linda Headlee Freeman, Lisa Headlee Zuerker, Emmit V. Headlee, II	F. Ferrell Davis	5/1/2007	MM	Vol 2142, Pge 59	Ector	1,293.22
				Rat	DocNo: 2012-2199	Ector	
				MM	Vol 2877, Pge 896	Midland	
				Rat	DocNo: 2012-2940	Midland	

T&P Survey, Blk 41, T1S, Ector & Midland County, Texas

Section 35: W½

Section 39: N½

T&P Survey, Blk 41, T1S, Ector County, Texas

Section 34: All - surface to 12,000'

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1003.002	Gordon E Headlee Family Trust, Joan S Headlee, Claudia Headlee Thomas, Gordon E. Headlee, Jr.	F. Ferrell Davis	5/1/2007	MM	DocNo: 2010-10339	Ector	1,293.22
				MM	Vol 2142, Pge 53	Ector	
				MM	Vol 2142, Pge 55	Ector	
				MM	Vol 2142, Pge 57	Ector	
				Rat	Vol 2419, Pge 828	Ector	
				MM	DocNo: 2010-13036	Midland	
				MM	Vol 2877, Pge 900	Midland	
				MM	Vol 2877, Pge 903	Midland	
				MM	Vol 2877, Pge 906	Midland	

T&P Survey, Blk 41, T1S, Ector & Midland County, Texas

Section 35: W½

Section 39: N½

T&P Survey, Blk 41, T1S, Ector County, Texas

Section 34: All - surface to 12,000'

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1003.003	The Most Reverend Gregory M. Aymond, Bishop of the Catholic Diocese of Austin, His Successors in Office	F. Ferrell Davis	7/18/2008	MM	Vol 2272, Pge 983	Ector	653.22

T&P Survey, Blk 41, T1S, Ector County, Texas

Section 34: All - surface to 12,000'

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1003.004	Chieftain Exploration Company, Inc.	F. Ferrell Davis	7/23/2008	MM	Vol 2272, Pge 985	Ector	653.22

T&P Survey, Blk 41, T1S, Ector County, Texas

Section 34: All - surface to 12,000'

Rankin Cemetery Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1234.001	Ronald F. Yates, Sr. & Estate of Tommy Joe Yates, Deceased	RSP Permian, LLC	4/18/2012	OGL	Vol 887, Pge 147	Upton	1,291.19

EL&RR Survey, Blk B, Upton County, Texas

Section 04: All - A-822

HE&WT Survey, Blk B, Upton County, Texas

Section 28: All - A-705

Exhibit A-3

Page 31 of 57

Rankin Cemetery Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1234.002	Herd Partners, Ltd.	RSP Permian, LLC	5/9/2013	OGL	Vol 894, Pge 501	Upton	1,282.60

EL&RR Survey, Blk B, Upton County, Texas
Section 04: All - A-822
HE&WT Survey, Blk B, Upton County, Texas
Section 28: All - A-705

Spanish Trail (I-20) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1134.001	Eugenie M. McGuire	Summit West Resources, LP	7/1/2008	OGL	DocNo: 2009-19015	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 02: S½						
TX1134.002	Bruce L. Jones, Jr.	Summit West Resources, LP	7/1/2008	OGL	DocNo: 2009-19039	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 02: S½						
TX1134.003	Marilinda P. Walters	Summit West Resources, LP	7/1/2008	OGL	DocNo: 2009-19043	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 02: S½						
TX1134.004	Kayren May Stegemoller	Summit West Resources, LP	7/1/2008	OGL	DocNo: 2009-19044	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 02: S½						
TX1134.005	Andrea Jeanne Robinson	Summit West Resources, LP	7/1/2008	OGL	DocNo: 2009-19045	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 02: S½						
TX1134.006	James Flood	Summit West Resources, LP	7/1/2008	OGL	DocNo: 2009-19042	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 02: S½						
TX1134.007	Patrick D. Dingman	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19037	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 02: S½						
TX1134.008	Floyd Flood & Marian A. Flood, husband and wife	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19040	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 02: S½						
TX1134.009	Sandra Lee Anderson	Summit West Resources, LP	6/1/2008	OGL	DocNo: 2009-19041	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas Section 02: S½						

Exhibit A-3
Page 32 of 57

Spanish Trail (I-20) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1134.010	Thomas B. Roberts	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19050	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.011	H. Edward Roberts Jr.	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19048	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.012	Holly May Bullard	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19047	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.013	Michael Dingman	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19038	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.014	Billie Roberts Jones	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19049	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.015	Mary Lou Alcorn	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19046	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.016	Theodore Edward Dingman	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19036	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.017	Sharron Flood	Summit West Resources, LP	3/1/2009	OGL	DocNo: 2009-19034	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.018	Michael Gerard Flood	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19035	Midland	332.20
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						
TX1134.019	Carol A. Schiffgens Delano	Summit West Resources, LP	9/1/2008	OGL	DocNo: 2009-19016	Midland	415.25
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: E½SE¼						
	Section 02: S½						
TX1134.020	Stephen H. Parker & Timothy H. Parker	McDonnold Petroleum, LLC	9/23/2008	AMD	DocNo: 2012-15000	Midland	322.20
				OGL	Vol 3104, Pge 558	Midland	
	T&P Survey, Blk 40, T2S, Midland County, Texas						
	Section 02: S½						

Exhibit A-3

Page 33 of 57

Spanish Trail (I-20) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1134.021	Thomas W. Perry	E.G.L. Resources, Inc	8/15/2010	OGL	Vol 2010, Pge 16989	Midland	322.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 02: S½

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.001	HCMC Inc., Peggy McCulloch, Individually & as Co-Trustee of the McCulloch Family Trust under the Will of H.C. McCulloch, Deceased, & Michael J. McCulloch, Individually & as Co-Trustee of the McCulloch Family Trust under the Will of H.C. McCulloch, Deceased	Summit West Resources, LP	7/25/2008	Ext MM	DocNo: 2011-14322 DocNo: 2009-19028	Midland Midland	309.58

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: 309.58 acres, more or less, being all that certain 402.9 acres out of 419.2 acres of Section 10, Block 40, T-2-S, T&P Ry. Co. Survey, Midland County Texas as described by Metes & Bounds in deed V554 P89, Save and Except the following tracts in which the minerals were not reserved by grantor: a 6.3-acre tract previously conveyed to the State in deed V400 P123, 16-acre tract conveyed in V579 P28, a 1.71 acre tract conveyed in V581 P629, a 2.5 acre tract conveyed in V585 P837, a 2.5 acre tract conveyed in V585 P839, a 3 acre tract conveyed in V587 P329, a .65 acre tract conveyed in V587 P644, a 2.28 acre tract conveyed in V587 P646, a 20 acre tract conveyed in V593 P4, a .65 acre tract conveyed in V629 P772, a .325 acre tract conveyed in V625 P127, a 5 acre tract conveyed in V647 P197, a .328 acre tract conveyed in V657 P453, a 3.53 acre tact conveyed in V657 P550, a 10 acre tract conveyed in V670 P684, a 1.25 acre tract conveyed in V684 P656, a .328 acre tract conveyed in V686 P644, a 6.72 acre tract conveyed in V687 P 146, a .325 acre tract conveyed in V698 P488, a 5 acre tract conveyed in V745 P226, a .984 acre tract ir V750 P769, a 2.5 acre tract conveyed in V799 P51, a 1 acre tract conveyed in V999 P365, a 6.74 acre tract conveyed in V 1003 P443.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.002	Mary Stubbe	Summit West Resources, LP	2/17/2009	OGL	DocNo: 2009-19024	Midland	450.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.003	Ward A. Mitchell	Summit West Resources, LP	11/24/2008	Ext MM	DocNo: 2011-23326 DocNo: 2009-19023	Midland Midland	450.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.004	Marlyn M. Snyder	Summit West Resources, LP	11/7/2008	Ext OGL	DocNo: 2011-23322 DocNo: 2009-19018	Midland Midland	450.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.005	Lori Bridges and Bruce Bridges	Summit West Resources, LP	11/24/2008	Ext OGL	DocNo: 2011-23325 DocNo: 2009-19022	Midland Midland	450.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.006	Lisa A. Mooney and Clayton E. Mooney	Summit West Resources, LP	11/24/2008	Ext OGL	DocNo: 2011-23323 DocNo: 2009-19021	Midland Midland	450.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

Exhibit A-3

Page 34 of 57

Spanish Trail (I-20) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.007	Melinda Marianne McGinnis and Bill Gene McGinnis	Summit West Resources, LP	11/24/2008	Ext	DocNo: 2011-23327	Midland	450.20
				OGL	DocNo: 2009-19019	Midland	
T&P Survey, Blk 40, T2S, Midland County, Texas							
Section 10: South 450.2 acres, more or less							
TX1135.008	Larry P. Averitt	Summit West Resources, LP	2/17/2009	OGL	DocNo: 2009-19026	Midland	450.20
T&P Survey, Blk 40, T2S, Midland County, Texas							
Section 10: South 450.2 acres, more or less							
TX1135.009	Deborah K. Massey Averitt	Summit West Resources, LP	2/17/2009	OGL	DocNo: 2009-19027	Midland	450.20
T&P Survey, Blk 40, T2S, Midland County, Texas							
Section 10: South 450.2 acres, more or less							
TX1135.010	Catherine L. Graves Massey	Summit West Resources, LP	2/17/2009	OGL	DocNo: 2009-19025	Midland	450.20
T&P Survey, Blk 40, T2S, Midland County, Texas							
Section 10: South 450.2 acres, more or less							
TX1135.011	Virginia Artz and Grover Artz	Summit West Resources, LP	11/17/2008	Ext	DocNo: 2011-23324	Midland	450.20
				OGL	DocNo: 2009-19020	Midland	
T&P Survey, Blk 40, T2S, Midland County, Texas							
Section 10: South 450.2 acres, more or less							
TX1135.012	Arthur Christensen	Summit West Resources, LP	10/28/2009	OGL	DocNo: 2009-23142	Midland	309.58
T&P Survey, Blk 40, T2S, Midland County, Texas							
Section 10: South 450.2 acres, more or less							
TX1135.013	Phyllis Jean Christensen	Summit West Resources, LP	10/28/2009	OGL	DocNo: 2009-23141	Midland	309.58
T&P Survey, Blk 40, T2S, Midland County, Texas							
Section 10: South 450.2 acres, more or less							
TX1135.014	Debra Jean Maes	Summit West Resources, LP	10/28/2009	OGL	DocNo: 2009-23140	Midland	309.58
T&P Survey, Blk 40, T2S, Midland County, Texas							
Section 10: South 450.2 acres, more or less.							
TX1135.015	Tammy Martinez	Summit West Resources, LP	10/28/2009	OGL	DocNo: 2009-23139	Midland	309.58
T&P Survey, Blk 40, T2S, Midland County, Texas							
Section 10: South 450.2 acres, more or less							
TX1135.016	Herbert Wendell Stubbe and wife Beverly Stubbe	Summit West Resources, LP	6/12/2009	OGL	DocNo: 2009-19029	Midland	450.20
T&P Survey, Blk 40, T2S, Midland County, Texas							
Section 10: South 450.2 acres, more or less							
TX1135.017	Kathleen Schubert	Summit West Resources, LP	8/29/2009	OGL	DocNo: 2009-19030	Midland	450.20
T&P Survey, Blk 40, T2S, Midland County, Texas							
Section 10: South 450.2 acres, more or less							

Exhibit A-3

Page 35 of 57

Spanish Trail (I-20) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.018	Christy Lynn Graham	Summit West Resources, LP	8/29/2009	OGL	DocNo: 2009-19031	Midland	309.58
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less							
TX1135.019	Becky Shaw	Summit West Resources, LP	8/29/2009	OGL	DocNo: 2009-19032	Midland	450.20
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less							
TX1135.020	Shawna Stogdill	Summit West Resources, LP	6/22/2009	OGL	DocNo: 2009-19033	Midland	309.58
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less							
TX1135.021	Elizabeth Stubbe West	Summit West Resources	8/5/2010	OGL	DocNo: 2010-20827	Midland	450.20
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less							
TX1135.022	Georgia R. Stubbe Moses	Summit West Resources	8/5/2010	OGL	DocNo: 2010-20828	Midland	450.20
T&P Survey, Blk 40, T2S, Midland County, Texas Section 10: South 450.2 acres, more or less							
TX1135.023	Timothy G. Snelson	E.G.L. Resources, Inc.	7/25/2011	OGL	DocNo: 2011-15457	Midland	3.65

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: Tract No. 4: A 10-acre tract of land in Section 10 and being more particularly described by metes and bounds as follows, to-wit: Beginning at a 1/2" iron set in the South boundary of County Road 116-W, in Section 10, for the NW corner of a 10-acre tract of land and the NE corner of this tract; from point 1" galvanized iron pipe at the SW corner of Section 10 bears South 58° 51' West, 3,624.33 feet, and South 15° 7' East, 911.57 feet; THENCE South 15° 7' East, with the West boundary of 10-acre tract, 841.7 feet to a 1/2" iron rod at the SW corner of said tract for the SE corner of this tract; THENCE South 58° 51' West, 538.47 feet to a 1/2" iron rod for the SW corner of this tract; THENCE North 15° 7' West, 841.7 feet to a 1/2" iron rod set in the South boundary of County Road 116-W, for the NW corner of this tract; Thence North 58° 51' East, with the South boundary of said road 538.47 feet to the place of the beginning.

Tract No. 5:
A 6.347-acre tract of land in Section 10 and being more particularly described by metes and bounds as follows, to-wit: Beginning at a 1/2" iron set in the South boundary of County Road 116-W, in Section 10 for the NW corner of a 10-acre tract of land and the NE corner of this tract; from point 1" galvanized iron pipe at the SW corner of Section 10 bears South 58° 51' West, 3,624.33 feet, and South 15° 7' East, 911.57 feet; THENCE South 15° 7' East, with the West boundary of 10-acre tract, 841.7 feet to a 1/2" iron rod at the SW corner of said tract for the SE corner of this tract; THENCE South 58° 51' West, 328.47 feet to a 1/2" iron rod for the SW corner of this tract; THENCE North 15° 7' West, 841.7 feet to a 1/2" iron rod set in the South boundary of County Road 116-W, for the NW corner of this tract; Thence North 58° 51' East, with the South boundary of said road 538.47 feet to the place of the beginning.

Exhibit A-3

Page 36 of 57

Spanish Trail (I-20) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.024	Joann Patterson, dealing in her sole and separate property	E.G.L. Resources, Inc.	2/22/2011	OGL	DocNo: 2012-5951	Midland	16.00

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: A 16-acre tract being more particularly described by metes and bounds as follows, to-wit: Beginning at a ½" iron rod set in the North boundary line of CR 116W, for the SW corner of this tract, from which point a 1" galvanized iron pipe at the SW Corner of Section 10, bears South 58° 51' West, 4,162.80 ft., and South 15° 7' East. 974 ft.; THENCE North 58° 51' East, with the North boundary line of CR 116W, 861.6 feet to a ½" iron rod set for the SE corner of this tract; THENCE North 15° 7' West, 841.7 feet to a ½" iron rod set for the NE corner of this tract; THENCE South 58° 51' West, 861.6 ft. to a ½" iron rod set for the NW corner of this tract; Thence South 15° 7' East, 841.7 feet to the POB.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.025	Dan E. Stogill, dealing in his sole and separate property	E.G.L. Resources, Inc.	11/3/2011	OGL	DocNo: 2012-14796	Midland	450.20

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: South 450.2 acres, more or less

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.026	HCMC Inc.	E.G.L. Resources, Inc.	5/24/2013	OGL	DocNo: 2013-14771	Midland	314.38

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: Containing 314.38 acres, more or less, being all that certain 402.9 acres out of 419.2 acres of Section 10, as described by Metes & Bounds in deed V554 P89,

Save and Except the following tracts in which the minerals were not reserved by Grantor: a 6.3-acre tract previously conveyed to the State in deed V400 P123, 16-acre tract conveyed in V579 P28, a 1.95 acre tract conveyed in V581 P629, a 2.5 acre tract conveyed in V585, P837, a 2.5 acre tract conveyed in V585 P839, a 3 acre tract conveyed in V587 P379, a .65 acre tract conveyed in V587 P644, a 2.28 acre tract conveyed in V587 P646, a 20 acre tract conveyed in V593 P4, a .65 acre tract conveyed in V629 P772, a .325 acre tract conveyed in V625 P127, a 5 acre tract conveyed in V647 P197, a .328 acre tract conveyed in V657 P453, a 10 acre tract conveyed in V670 P 684, a 1.25 acre tract conveyed in V684 P656, a .328 acre tract conveyed in V686 P644, a 6.72 acre tract conveyed in V687 P146, a .325 acre tract conveyed in V698 P488, a .984 acre tract in V750 P769, a 2.5 acre tract conveyed in V799 P51, a 1 acre tract conveyed in V999 P365, a 5.23 acre tract conveyed in V1523 P683;

And Save and Except the 80 acre Proration Unit designated for the STO #1009 well as shown on the plat attached as Exhibit "A" to the Oil and Gas Lease.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1135.027	Michael Dean Waldrop and Rebecca A. Waldrop, husband and wife	RSP Permian, L.L.C.	9/24/2013	OGL	DocNo: 2013-27279	Midland	2.50

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 10: 2.5 acres of land, more or less, in theS½ of Section 10 and being all of that certain land described in that certain Warranty Deed dated October 14, 1983, by and between Garland W. Jordan, Grantor and Todd, Barron, Bridges & McKeel, P.C., Grantee, with said Warranty Deed being recorded in Vol. 799 at Page 51 of the Public Deed Records of Midland County, Texas.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1136.001	The Corkery Trust, by Robin Corkery, Sole Trustee & Executor	Summit West Resources, LP	6/1/2008	AMD	DocNo: 2010-21288	Midland	640.00
				OGL	DocNo: 2009-19017	Midland	

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 11: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1136.002	W. B. Robbins III et ux	Summit West Resources, LP	12/9/2010	OGL	Vol 2010, Pge 24702	Midland	640.00

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 11: All

Exhibit A-3

Page 37 of 57

Spanish Trail (I-20) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1136.003	Richard L. Luttrell **T&P Survey, Blk 40, T2S, Midland County, Texas** Section 11: All	Summit West Resources, LP	12/9/2010	OGL	Vol 2010, Pge 24701	Midland	640.00
TX1136.004	Otto William Schumm Separate Revocable Trust Agreement date 8/4/2005 **T&P Survey, Blk 40, T2S, Midland County, Texas** Section 11: All	McDonnold Petroleum, LLC	10/16/2008	OGL	Vol 3111, Pge 424	Midland	640.00
TX1136.005	Bonnie Mae Wiese **T&P Survey, Blk 40, T2S, Midland County, Texas** Section 11: All	McDonnold Petroleum, LLC	8/15/2008	OGL	Vol 3108, Pge 738	Midland	640.00
TX1136.006	Donna K. Current **T&P Survey, Blk 40, T2S, Midland County, Texas** Section 11: All	McDonnold Petroleum, LLC	8/15/2008	OGL	Vol 3108, Pge 747	Midland	640.00
TX1136.007	Elizabeth A. Lewis **T&P Survey, Blk 40, T2S, Midland County, Texas** Section 11: All	McDonnold Petroleum, LLC	10/23/2008	OGL	Vol 3119, Pge 204	Midland	640.00
TX1136.008	Helen I. Glisson **T&P Survey, Blk 40, T2S, Midland County, Texas** Section 11: All	McDonnold Petroleum, LLC	8/15/2008	OGL	Vol 3108, Pge 735	Midland	640.00
TX1136.009	Jean M. Werning **T&P Survey, Blk 40, T2S, Midland County, Texas** Section 11: All	McDonnold Petroleum, LLC	8/15/2008	OGL	Vol 3108, Pge 741	Midland	640.00
TX1136.010	Marjorie A. Mason **T&P Survey, Blk 40, T2S, Midland County, Texas** Section 11: All	McDonnold Petroleum, LLC	11/3/2010	OGL	DocNo: 2010-22309	Midland	640.00
TX1136.011	Michael C. Current **T&P Survey, Blk 40, T2S, Midland County, Texas** Section 11: All	McDonnold Petroleum, LLC	1/23/2009	OGL	Vol 3146, Pge 813	Midland	640.00
TX1136.012	Rosena D. Nielsen **T&P Survey, Blk 40, T2S, Midland County, Texas** Section 11: All	McDonnold Petroleum, LLC	9/5/2008	OGL	Vol 3115, Pge 611	Midland	640.00
TX1136.013	Thomas P. Langdon and Colleen Crowe **T&P Survey, Blk 40, T2S, Midland County, Texas** Section 11: All	McDonnold Petroleum, LLC	8/15/2008	OGL	Vol 3108, Pge 732	Midland	640.00
TX1136.014	Wayne E. Williams **T&P Survey, Blk 40, T2S, Midland County, Texas** Section 11: All	McDonnold Petroleum, LLC	8/15/2008	OGL	Vol 3108, Pge 729	Midland	640.00

Exhibit A-3

Page 38 of 57

Spanish Trail (I-20) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1136.015	William P. Costello	McDonnold Petroleum, LLC	8/15/2008	OGL	Vol 3108, Pge 744	Midland	640.00

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 11: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1136.016	Herman R. Schowe, Jr.	E.G.L. Resources, Inc.	5/15/2011	OGL	DocNo: 2011-17830	Midland	640.00

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 11: All

Spanish Trail Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1070.000	Spanish Trail Land & Cattle Company, L.P., & IBEX Mineral Resources, L.L.C.	E.G.L. Exploration, L.P., & E.G.L. Resources, Inc.	1/23/2008	MM	Vol 3057, Pge 451	Midland	4,090.18

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 38: All, save and except the NW¼

Section 46: All

Section 47: All, save and except 2.342 acres more particularly described by metes and bounds in Warranty Deed from Scharbauer Brothers & Co. to Texas Electric Service Company dated February 13, 1984, recorded in Volume 812, Page 213.

Section 48: S½

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 01: North 232 Acres

Section 02: N½

Section 03: All

Section 04: All, save and except 106.88 acres conveyed to the City of Midland by Warranty Deeds recorded in Volume 55, page 616, and Volume 63, page 475.

Section 09: The portion lying North of the Railroad ROW, containing 365.62 acres, more or less, save and except that certain 208.23 acres of land conveyed to the City of Midland by virtue of those certain Warranty Deeds recorded in Volume 50, Page 34 and Volume 55, Page 616.

Section 10: E/20 acres of NW¼ lying North of I-20

Spanish Trail, West (Kemmer) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.001	Spanish Trail Land and Cattle Company, L.P., & IBEX Mineral Resources, L.L.C.	Windsor Permian LLC	2/29/2008	AMD	DocNo: 2010-6164	Midland	664.80
				MM	Vol 3018, Pge 413	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: All, less and except Northwest 500 acres

Section 42: Northwest 500 acres

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.002	American State Bank, Lubbock, Texas, as Trustee of the Beal Foundation Investment Trust	Patriot Resources Partners LLC	6/9/2008	MM	Vol 3093, Pge 667	Midland	664.80

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: All, less and except Northwest 500 acres

Section 42: Northwest 500 acres

Exhibit A-3

Page 39 of 57

Spanish Trail, West (Kemmer) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.003	Charles Richard Myers	F. Ferrell Davis	11/1/2008	AMD MM	DocNo: 2010-16764 Vol 3124, Pge 598	Midland Midland	500.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

TX1130.004	David A. (Andy) Kemmer	F. Ferrell Davis	5/8/2009	MM	DocNo: 2009-11959	Midland	500.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

TX1130.005	Kathryne Kemmer McLaughlin	F. Ferrell Davis	5/8/2009	MM	DocNo: 2009-10445	Midland	500.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

TX1130.006	Robert Craig Kemmer	F. Ferrell Davis	8/12/2009	MM	DocNo: 2009-17267	Midland	500.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

TX1130.007	Judith Orchard Myers Reichley	F. Ferrell Davis	5/21/2009	AMD MM	DocNo: 2010-16764 DocNo: 2009-11958	Midland Midland	500.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

TX1130.008	Janet H. Jelenski	F. Ferrell Davis	7/16/2009	AMD MM	DocNo: 2010-16764 DocNo: 2009-16522	Midland Midland	500.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

TX1130.009	David Kemmer Farris	F. Ferrell Davis	8/8/2008	AMD MM	DocNo: 2010-16764 Vol 3088, Pge 137	Midland Midland	500.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

Exhibit A-3

Page 40 of 57

Spanish Trail, West (Kemmer) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.010	Victoria Farris Doust	F. Ferrell Davis	8/8/2008	AMD	DocNo: 2010-16764	Midland	500.00
				MM	Vol 3088, Pge 140	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.011	Maureen Winslow Carpenter	F. Ferrell Davis	7/14/2008	AMD	DocNo: 2010-16764	Midland	500.00
				MM	Vol 3076, Pge 134	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.012	Margaret Christina Carpenter	F. Ferrell Davis	7/14/2008	AMD	DocNo: 2010-16764	Midland	500.00
				MM	Vol 3076, Pge 136	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.013	Russell Paul Carpenter	F. Ferrell Davis	7/14/2008	AMD	DocNo: 2010-16764	Midland	500.00
				MM	Vol 3076, Pge 138	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.014	Ladis Szpila	F. Ferrell Davis	10/2/2009	MM	DocNo: 2009-21282	Midland	500.00

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 42: A 500 acre tract being located in the Northwest part of said Section 42 and having an East and West dimension of 1591 varas and a North and South dimension of 1773 varas and having its Northwest corner at the Northwest corner of said section and its lines along and parallel to section lines

Exhibit A-3

Page 41 of 57

Spanish Trail, West (South) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.001	Spanish Trail Land and Cattle Company, L.P., & IBEX Mineral Resources, L.L.C.	Windsor Permian LLC	2/29/2008	AMD	DocNo: 2010-6164	Midland	1,546.95
				MM	Vol 3018, Pge 413	Midland	

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 05: All

Section 08: All of the S½ lying North of the RR ROW

Section 08: E½NE¼

Section 08: E½NW¼

Section 08: N½

Section 08: W½NE¼

Section 08: W½NW¼

Spanish Trail, West (West) Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.001	Spanish Trail Land and Cattle Company, L.P., & IBEX Mineral Resources, L.L.C.	Windsor Permian LLC	2/29/2008	AMD	DocNo: 2010-6164	Midland	1,950.40
				MM	Vol 3018, Pge 413	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 43: All

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 06: All

Section 07: All

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.002	American State Bank, Lubbock, Texas, as Trustee of the Beal Foundation Investment Trust	Patriot Resources Partners LLC	6/9/2008	MM	Vol 3093, Pge 667	Midland	1,950.40

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 43: All

T&P Survey, Blk 40, T2S, Midland County, Texas

Section 06: All

Section 07: All

Exhibit A-3

Page 42 of 57

Spanish Trail, West Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1130.001	Spanish Trail Land and Cattle Company, L.P., & IBEX Mineral Resources, L.L.C.	Windsor Permian LLC	2/29/2008	AMD	DocNo: 2010-6164	Midland	3,914.77
				MM	Vol 3018, Pge 413	Midland	

T&P Survey, Blk 40, T1S, Midland County, Texas

Section 39: S½

Section 40: All

Section 41: All

Section 44: All

Section 45: All

T&P Survey, Blk 41, T1S, Midland County, Texas

Section 25: All

Section 36: E½

Tower Road Prospect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1233.001	Brandon Lee Gage Trust, Barbara Elliott, Trustee	RSP Permian, L.L.C.	5/23/2011	OGL	DocNo: 2011-15951	Midland	342.20

T&P Survey, Blk 39, T2S, Midland County, Texas

Section 44: Tracts 1 & 2 according to a subdivision plat recorded in Vol 54, Pg 370, Deed Records, Midland Co, TX

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1286.001	John David Williams, SSP	Chalfant Properties, Inc.	9/24/2012	OGL	Vol 716, Pge 578	Dawson	210.00

T&P Survey, Blk 35, T4N, Dawson County, Texas

Section 03: E/2 E/210 acres N/2

Section 03: W/2 E/210 acres N/2

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1286.003	Mary Catharie Kuykendall, Individually and as Independent Executrix of the Estate of Catherine Williams, dec'd	Chalfant Properties, Inc.	8/31/2012	OGL	Vol 691, Pge 159	Dawson	210.00

T&P Survey, Blk 35, T4N, Dawson County, Texas

Section 03: E/2 E/210 acres N/2

Section 03: W/2 E/210 acres N/2

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1286.004	Nancy Lee Twining, SSP	Chalfant Properties, Inc.	8/31/2012	OGL	Vol 691, Pge 157	Dawson	210.00

T&P Survey, Blk 35, T4N, Dawson County, Texas

Section 03: E/2 E/210 acres N/2

Section 03: W/2 E/210 acres N/2

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1286.005	Suzanna Lane Johnson	Chalfant Properties, Inc.	9/24/2012	OGL	Vol 693, Pge 113	Dawson	210.00

T&P Survey, Blk 35, T4N, Dawson County, Texas

Section 03: E/2 E/210 acres N/2

Section 03: W/2 E/210 acres N/2

Exhibit A-3

Page 43 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1288.001	Bruce Carroll Earnest **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: W/110 acres N/2	Chalfant Properties, Inc.	11/28/2012	OGL	Vol 702, Pge 310	Dawson	110.00
TX1288.002	LuJuana Leach, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: W/110 acres N/2	Chalfant Properties, Inc.	9/24/2012	OGL	Vol 705, Pge 359	Dawson	110.00
TX1288.003	Mary Nell Kelley, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: W/110 acres N/2	Chalfant Properties, Inc.	9/24/2012	OGL	Vol 705, Pge 356	Dawson	110.00
TX1288.004	Milton Ray Earnest **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: W/110 acres N/2	Chalfant Properties, Inc.	11/28/2012	OGL	Vol 702, Pge 315	Dawson	110.00
TX1289.001	Marcy Brown Jackson, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: SE/4	Chalfant Properties, Inc.	8/6/2013	OGL	Vol 717, Pge 240	Dawson	160.00
TX1289.002	Robert F. Brown, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: SE/4	Chalfant Properties, Inc.	8/6/2013	OGL	Vol 716, Pge 574	Dawson	160.00
TX1289.003	Robert J. Brown, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 03: SE/4	Chalfant Properties, inc.	8/6/2013	OGL	Vol 719, Pge 43	Dawson	160.00
TX1290.000	Jo Ann Hart, Individually; Debra Ray Hodgson Salisbury, Individually; and Sandra Sue Granberry **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 04: NE/4 **T&P Survey, Blk 35, T5N, Dawson County, Texas** Section 45: SE/4	Chalfant Properties, Inc.	11/20/2012	OGL	Vol 700, Pge 507	Dawson	320.00
TX1291.001	Charlie D. King, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 07: NE/4 Section 07: SE/4	Chalfant Properties, Inc.	8/19/2012	OGL	Vol 695, Pge 486	Dawson	320.00
TX1291.002	Sandra Crump Mayfield, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 07: NE/4 Section 07: SE/4	Chalfant Properties, Inc.	8/6/2013	OGL	Vol 715, Pge 562	Dawson	320.00

Exhibit A-3

Page 44 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1292.001	Carol Staggs, aka Carol W. Stephens, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 08: SE/4	Chalfant Properties, Inc.	8/9/2012	OGL	Vol 688, Pge 513	Dawson	160.00
TX1292.002	Duane Ray Jones, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 08: SE/4	Chalfant Properties, Inc.	8/9/2012	OGL	Vol 693, Pge 89	Dawson	160.00
TX1292.003	Gay Nell Harris, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 08: SE/4	Chalfant Properties, Inc.	7/20/2012	OGL	Vol 690, Pge 289	Dawson	160.00
TX1292.004	James A. Barnes, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 08: SE/4	Chalfant Properties, Inc.	7/24/2012	OGL	Vol 687, Pge 711	Dawson	160.00
TX1292.005	Julie Anne Foster, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 08: SE/4	Chalfant Properties, Inc.	8/9/2012	OGL	Vol 689, Pge 345	Dawson	160.00
TX1292.006	Louis Ridings JR., SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 08: SE/4	Chalfant Properties, Inc.	7/20/2012	OGL	Vol 687, Pge 714	Dawson	160.00
TX1292.007	Robert R. Barnes, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 08: SE/4	Chalfant Properties, Inc.	7/24/2012	OGL	Vol 687, Pge 708	Dawson	160.00
TX1292.008	Tommy Mears, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 08: SE/4	Chalfant Properties, Inc.	8/9/2012	OGL	Vol 688, Pge 516	Dawson	160.00
TX1294.002	JDAV Land Services, INC. **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 09: SE/4	Chalfant Properties, Inc.	8/9/2012	OGL	Vol 715, Pge 550	Dawson	160.00
TX1294.003	Ronnie Lynn Motley, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 09: SE/4	Chalfant Properties, Inc.	8/11/2012	OGL	Vol 715, Pge 254	Dawson	160.00
TX1294.004	Thomas E. Phillips, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 09: SE/4	Chalfant Properties, Inc.	8/12/2013	OGL	Vol 715, Pge 248	Dawson	160.00

Exhibit A-3

Page 45 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1294.005	Tony and Sue Scott **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 09: SE/4 Section 10: SW/4 and W/2W/2SE/4	Oak Valley Mineral and LP	2/14/2012	OGL	Vol 684, Pge 354	Dawson	360.00
TX1294.006	JDAV Land Services, INC **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 10: SW/4 and W/2W/2SE/4	Chalfant Properties, Inc.	8/9/2012	OGL	Vol 715, Pge 553	Dawson	200.00
TX1294.007	Ronnie Lynn Motley, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 10: SW/4 and W/2W/2SE/4	Chalfant Properties, Inc.	8/11/2012	OGL	Vol 715, Pge 257	Dawson	200.00
TX1294.008	Thomas E. Phillips, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 10: SW/4 and W/2W/2SE/4	Chalfant Properties, Inc.	8/12/2013	OGL	Vol 715, Pge 251	Dawson	200.00
TX1295.000	Carolyn Jean Claiborne, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 09: NW/4 & South 10 Ac. of SW/4 Section 16: NW/4	Chalfant Properties, Inc.	7/2/2013	OGL	Vol 712, Pge 266	Dawson	330.00
TX1296.000	Willie G. Davis & Wanda L. Davis his wife **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 09: North 150 Ac. of SW/4	Chalfant Properties, Inc.	8/14/2013	OGL	Vol 716, Pge 144	Dawson	150.00
TX1297.001	Darla Jo Hanson, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 14: W/2 of North 361 ac.	Chalfant Properties, Inc.	8/19/2013	OGL	Vol 718, Pge 227	Dawson	180.50
TX1297.002	Glenn Madison, Trustee of the Annabel Madison Family Trust **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 14: W/2 of North 361 ac.	Chalfant Properties, Inc.	9/10/2013	OGL	Vol 719, Pge 201	Dawson	180.50
TX1298.001	Emmett Morgan **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 19: W/2 Section 29: NW/4 and N/2SW/4 Section 30: All **T&P Survey, Blk 36, T4N, Dawson County, Texas** Section 25: E/2NE/4 & SE/4 Section 36: All	Chalfant Properties, Inc.	11/19/2012	MM	Vol 697, Pge 346	Dawson	2,080.00

Exhibit A-3 Page 46 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1298.002	Hardy Morgan **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 19: W/2 Section 29: NW/4 and N/2SW/4 Section 30: All **T&P Survey, Blk 36, T4N, Dawson County, Texas** Section 25: E/2NE/4 & SE/4 Section 36: All	Chalfant Properties, Inc.	10/31/2012	MM	Vol 697, Pge 345	Dawson	2,080.00
TX1298.003	Katie Bess Williamson **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 19: W/2 Section 29: NW/4 and N/2SW/4 Section 30: All **T&P Survey, Blk 36, T4N, Dawson County, Texas** Section 25: E/2NE/4 & SE/4 Section 36: All	Chalfant Properties, Inc.	10/31/2012	MM	Vol 697, Pge 714	Dawson	2,080.00
TX1298.004	Maurine Vaughn Estate **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 19: W/2 Section 29: NW/4 and N/2SW/4 Section 30: All **T&P Survey, Blk 36, T4N, Dawson County, Texas** Section 25: E/2NE/4 & SE/4 Section 36: All	Chalfant Properties, Inc.	11/19/2012	MM	Vol 697, Pge 347	Dawson	2,080.00
TX1298.005	Morgan Family Ranches, LTD **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 19: W/2 Section 29: NW/4 and N/2SW/4 Section 30: All **T&P Survey, Blk 36, T4N, Dawson County, Texas** Section 25: E/2NE/4 & SE/4 Section 36: All	Chalfant Properties, Inc.	11/19/2012	MM	Vol 697, Pge 348	Dawson	2,080.00

Exhibit A-3 Page 47 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1298.006	Paul W. Morgan Testamentary Trust **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 19: W/2 Section 29: NW/4 and N/2SW/4 Section 30: All **T&P Survey, Blk 36, T4N, Dawson County, Texas** Section 25: E/2NE/4 & SE/4 Section 36: All	Chalfant Properties, Inc.	11/19/2012	MM	Vol 697, Pge 344	Dawson	2,080.00
TX1298.007	Ruby Rule, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 19: W/2 Section 29: NW/4 and N/2SW/4 Section 30: All **T&P Survey, Blk 36, T4N, Dawson County, Texas** Section 25: E/2NE/4 & SE/4 Section 36: All	Chalfant Properties, Inc.	11/19/2012	MM	Vol 697, Pge 713	Dawson	2,080.00
TX1298.008	Margaret Morgan Purvis, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 19: W/2 Section 29: NW/4 and N/2SW/4 Section 30: All **T&P Survey, Blk 36, T4N, Dawson County, Texas** Section 25: E/2NE/4 & SE/4 Section 36: All	Chalfant Properties, Inc.	10/31/2012	MM	Vol 694, Pge 194	Dawson	2,080.00
TX1298.009	John Morgan, Individually and the John E Morgan Family Limited Partnership **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 19: W/2 Section 29: NW/4 and N/2SW/4 Section 30: All **T&P Survey, Blk 36, T4N, Dawson County, Texas** Section 25: E/2NE/4 & SE/4 Section 36: All	Chalfant Properties, Inc.	11/19/2012	MM	Vol 697, Pge 129	Dawson	2,080.00
TX1299.000	Mamie Ferguson, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 29: NE/4	Chalfant Properties, Inc.	5/29/2013	OGL	Vol 714, Pge 661	Dawson	160.00

Exhibit A-3 Page 48 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1300.001	Frances Gwen Johnson; James Robert Dyer; and William Jack Dyer	Chalfant Properties, Inc.	12/10/2012	OGL	Vol 709, Pge 446	Dawson	480.00
T&P Survey, Blk 35, T4N, Dawson County, Texas Section 17: NE/4							
TX1300.002	Bradley Dyer Lengel, SSP	Chalfant Properties, Inc.	1/9/2013	OGL	Vol 709, Pge 457	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas Section 17: NE/4							
TX1300.003	Bret Lane Bratcher, Independent Executor of The Estate of Carole Dyer Bratcher	Chalfant Properties, Inc.	12/10/2012	OGL	Vol 705, Pge 609	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas Section 17: NE/4							
TX1300.004	Brian W. Lengel, SSP	Chalfant Properties, Inc.	1/9/2013	OGL	Vol 709, Pge 453	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas Section 17: NE/4							
TX1300.005	Thelma Dyer Brower, SSP	Chalfant Properties, Inc.	1/9/2013	OGL	Vol 709, Pge 461	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas Section 17: NE/4							
TX1301.003	Coffman Family Minerals, LLC	Chalfant Properties, Inc.	8/5/2013	OGL	Vol 716, Pge 581	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas Section 33: SW/4							
TX1301.004	Jo Robert Greene and Rebeca Lee Sanders, Independent Co -Executors of the Estate of A.M. Greene, dec'd and Co-trustees of the A.M. Greene Trust	Chalfant Properties, Inc.	8/5/2013	OGL	Vol 718, Pge 276	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas Section 33: SW/4							
TX1301.006	Minnix Family Oil and Minerals, LLC	Chalfant Properties, Inc.	8/5/2013	OGL	Vol 715, Pge 260	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas Section 33: SW/4							
TX1303.001	Judith Everts, et al	Oak Valley Mineral and Land, LP	10/17/2011	MM	Vol 674, Pge 437	Dawson	1,920.00
T&P Survey, Blk 35, T4N, Dawson County, Texas Section 33: N/2							
TX1304.001	Darla Jo Hanson, SSP	Chalfant Properties, Inc.	8/5/2013	OGL	Vol 715, Pge 231	Dawson	140.00
T&P Survey, Blk 35, T4N, Dawson County, Texas Section 40: S/140 acs. of SE/4							

Exhibit A-3

Page 49 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1305.001	Denise Greaves Clark, SSP	Chalfant Properties, Inc.	10/1/2012	OGL	Vol 693, Pge 98	Dawson	320.00
	T&P Survey, Blk 35, T5N, Dawson County, Texas Section 44: SE/4 SAE 5 acs desc in 39/614 Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs. Section 44: SW/4						
TX1305.002	Edith Maurine Williams, a widow	Chalfant Properties, Inc.	9/25/2012	OGL	Vol 693, Pge 118	Dawson	320.00
	T&P Survey, Blk 35, T5N, Dawson County, Texas Section 44: SE/4 SAE 5 acs desc in 39/614 Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs. Section 44: SW/4						
TX1305.003	Jeynette G. Simmons, SSP	Chalfant Properties, Inc.	8/16/2013	OGL	Vol 718, Pge 224	Dawson	320.00
	T&P Survey, Blk 35, T5N, Dawson County, Texas Section 44: SE/4 SAE 5 acs desc in 39/614 Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs. Section 44: SW/4						
TX1305.004	Larry Greaves, SSP	Chalfant Properties, Inc.	10/1/2012	OGL	Vol 693, Pge 92	Dawson	320.00
	T&P Survey, Blk 35, T5N, Dawson County, Texas Section 44: SE/4 SAE 5 acs desc in 39/614 Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs. Section 44: SW/4						
TX1305.005	Lovetta Bowlin Beckmeyer, SSP	Chalfant Properties, Inc.	10/10/2012	OGL	Vol 693, Pge 107	Dawson	320.00
	T&P Survey, Blk 35, T5N, Dawson County, Texas Section 44: SE/4 SAE 5 acs desc in 39/614 Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs. Section 44: SW/4						
TX1305.006	Marcis Greaves Jefferis	Chalfant Properties, Inc.	8/27/2013	OGL	Vol 718, Pge 279	Dawson	320.00
	T&P Survey, Blk 35, T5N, Dawson County, Texas Section 44: SE/4 SAE 5 acs desc in 39/614 Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs. Section 44: SW/4						
TX1305.007	Melody Loy Greaves Newsom	Chalfant Properties, Inc.	10/3/2012	OGL	Vol 693, Pge 101	Dawson	320.00
	T&P Survey, Blk 35, T5N, Dawson County, Texas Section 44: SE/4 SAE 5 acs desc in 39/614 Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs. Section 44: SW/4						

Exhibit A-3 Page 50 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1305.008	Ricky Wayne Greaves, SSP	Chalfant Properties, Inc.	10/3/2012	OGL	Vol 693, Pge 104	Dawson	320.00
	T&P Survey, Blk 35, T5N, Dawson County, Texas Section 44: SE/4 SAE 5 acs desc in 39/614 Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs. Section 44: SW/4						
TX1305.009	Terry Greaves and wife, Melissa Greaves	Chalfant Properties, Inc.	10/1/2012	OGL	Vol 693, Pge 95	Dawson	320.00
	T&P Survey, Blk 35, T5N, Dawson County, Texas Section 44: SE/4 SAE 5 acs desc in 39/614 Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs. Section 44: SW/4						
TX1305.010	Tony Wayne Greaves, SSP	Chalfant Properties, Inc.	8/14/2013	OGL	Vol 717, Pge 237	Dawson	320.00
	T&P Survey, Blk 35, T5N, Dawson County, Texas Section 44: SE/4 SAE 5 acs desc in 39/614 Section 44: SE/Corner of the SE/4 as desc in 39/614 cont 5 acs. Section 44: SW/4						
TX1306.001	Bruce Carroll Earnest, SSP	Chalfant Properties, Inc.	8/6/2013	OGL	Vol 715, Pge 285	Dawson	160.00
	T&P Survey, Blk 35, T5N, Dawson County, Texas Section 46: S/60ac. of NW/4 & W/100ac.of SW/4						
TX1306.002	Milton Ray Earnest, SSP	Chalfant Properties, Inc.	8/6/2013	OGL	Vol 715, Pge 281	Dawson	160.00
	T&P Survey, Blk 35, T5N, Dawson County, Texas Section 46: S/60ac. of NW/4 & W/100ac.of SW/4						
TX1307.001	Baptist Foundation of Texas, a Texas nonprofit corporation	Chalfant Properties, Inc.	8/5/2013	OGL	Vol 715, Pge 546	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 16: NE/4						
TX1308.001	Flache Farms	Chalfant Properties, Inc.	7/11/2013	OGL	Vol 715, Pge 275	Dawson	320.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 34: W/2						
TX1309.001	Dennis Schneider and wife, Leatrice Schneider	Chalfant Properties, Inc.	5/29/2013	OGL	Vol 712, Pge 283	Dawson	440.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas Section 15: W/2SW/4 Section 21: N/2NE/4 Section 21: SE/4 Section 21: SE/4NE/4 Section 28: W/2NE/4						

Exhibit A-3

Page 51 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1309.002	Tommy Don Davis, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: E/2SW/4 Section 15: W/2SW/4 Section 21: N/2NE/4 Section 22: NW/4	Chalfant Properties, Inc.	6/28/2013	OGL	Vol 712, Pge 593	Dawson	400.00
TX1309.003	Steve Dwayne Hodges, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: W/2SW/4 Section 21: N/2NE/4 Section 22: NW/4	Chalfant Properties, Inc.	7/8/2013	OGL	Vol 714, Pge 368	Dawson	320.00
TX1309.004	Staci Rhnea Mathis, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: E/2SW/4 Section 21: N/2NE/4 Section 22: NW/4	Chalfant Properties, Inc.	8/2/2013	OGL	Vol 715, Pge 266	Dawson	320.00
TX1309.005	Rensay Mark Davis, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: E/2SW/4 Section 21: N/2NE/4 Section 22: NW/4	Chalfant Properties, Inc.	8/2/2013	OGL	Vol 715, Pge 239	Dawson	320.00
TX1309.006	Pauline White, a widow **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: E/2SW/4 Section 15: W/2SW/4 Section 21: N/2NE/4 Section 22: NW/4	Chalfant Properties, Inc.	5/29/2013	OGL	Vol 712, Pge 287	Dawson	400.00
TX1309.007	Oliver Kelby Davis, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: E/2SW/4 Section 21: N/2NE/4 Section 22: NW/4	Chalfant Properties, Inc.	8/2/2013	OGL	Vol 715, Pge 263	Dawson	320.00
TX1309.008	Beecher McCormick and wife, Joye McCormick **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: E/2SW/4	Chalfant Properties, Inc.	7/23/2013	OGL	Vol 714, Pge 657	Dawson	80.00

Exhibit A-3 Page 52 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1309.009	Cynthia Buffington, SSP	Chalfant Properties, Inc.	6/19/2013	OGL	Vol 714, Pge 356	Dawson	400.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 15: E/2SW/4						
	Section 15: W/2SW/4						
	Section 21: N/2NE/4						
	Section 22: NW/4						
TX1309.010	David Allen Davis, SSP	Chalfant Properties, Inc.	8/2/2013	OGL	Vol 717, Pge 234	Dawson	320.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 15: E/2SW/4						
	Section 21: N/2NE/4						
	Section 22: NW/4						
TX1309.011	Edward Douglas Davis, SSP	Chalfant Properties, Inc.	6/28/2013	OGL	Vol 712, Pge 590	Dawson	400.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 15: E/2SW/4						
	Section 15: W/2SW/4						
	Section 21: N/2NE/4						
	Section 22: NW/4						
TX1309.012	Gary Bailey, SSP	Chalfant Properties, Inc.	6/19/2013	OGL	Vol 714, Pge 360	Dawson	400.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 15: E/2SW/4						
	Section 15: W/2SW/4						
	Section 21: N/2NE/4						
	Section 22: NW/4						
TX1309.013	Jannette Lee Hodges Westbrook, SSP	Chalfant Properties, Inc.	7/8/2013	OGL	Vol 714, Pge 364	Dawson	320.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 15: W/2SW/4						
	Section 21: N/2NE/4						
	Section 22: NW/4						
TX1309.014	Linda Taylor, SSP	Chalfant Properties, Inc.	6/19/2013	OGL	Vol 714, Pge 352	Dawson	400.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 15: E/2SW/4						
	Section 15: W/2SW/4						
	Section 21: N/2NE/4						
	Section 22: NW/4						

Exhibit A-3 Page 53 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1309.015	Nita M. Bromm McCoy, SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: W/2SW/4 Section 21: N/2NE/4 Section 22: NW/4	Chalfant Properties, Inc.	7/8/2013	OGL	Vol 714, Pge 372	Dawson	320.00
TX1312.001	Jane Hogue Brown **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: S/2NW/4 & NW/4NW/4	Chalfant Properties, Inc.	7/12/2012	OGL	Vol 687, Pge 456	Dawson	120.00
TX1312.002	Phyllis Hogue, Individually and as Independent Excutrix of the Estate fo James Frank Hogue **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: S/2NW/4 & NW/4NW/4	Chalfant Properties, Inc.	7/12/2012	OGL	Vol 687, Pge 705	Dawson	120.00
TX1312.003	Sallie Hogue Baily **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: S/2NW/4 & NW/4NW/4	Chalfant Properties, Inc.	7/12/2012	OGL	Vol 687, Pge 453	Dawson	120.00
TX1313.001	Carolyn Copenhaver Ramsey, as Agent and Attorney in Fact for Mary Jo English Merriman **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 15: NE/4NW/4 Section 21: SW/4NE/4	Chalfant Properties, Inc.	7/23/2013	OGL	Vol 714, Pge 654	Dawson	80.00
TX1314.001	Don H. Peterson and wife, Mary L. Peterson **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 22: NE/4 and E/2SE/4 Section 28: SW/4	Chalfant Properties, Inc.	3/6/2013	OGL	Vol 712, Pge 277	Dawson	400.00
TX1314.002	Larry Turner and wife, Judy Turner **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 22: E/2 less W/2SE/4 Section 28: SW¼, from surface to 12,000'	Chalfant Properties, Inc.	3/6/2013	OGL	Vol 712, Pge 271	Dawson	400.00
TX1314.003	Lamesa National Bank **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 22: E/54 acres of W/2SE/4	Chalfant Properties, Inc.	3/6/2013	OGL	Vol 713, Pge 707	Dawson	54.00
TX1314.004	Judith Everts, SSP; Quinton Airhart, SSP; Gayland Airhart, SSP; Donald Airhart, SSP; Glenda Shortes, SSP; and James Airhart Jr., SSP **T&P Survey, Blk 35, T4N, Dawson County, Texas** Section 22: E/2SW/4 and the W/20 acres of the W/2SE/4 Section 22: E/54 acres of W/2SE/4	Chalfant Properties, Inc.	3/6/2013	OGL	Vol 713, Pge 714	Dawson	924.00

Exhibit A-3

Page 54 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1315.001	Clifford Lynn Martin Jr.	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 362	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 27: NW/4						
TX1315.002	Cheryl D. Krieger	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 383	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 27: NW/4						
TX1315.003	Donald Lynn Bumpass	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 368	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 27: NW/4						
TX1315.004	Janelle Martin Jones	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 365	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 27: NW/4						
TX1315.005	Jessie M. Rodgers	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 371	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 27: NW/4						
TX1315.006	Joe Mac Gaskins, Trustee, LMG Family Trust	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 714, Pge 119	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 27: NW/4						
TX1315.007	Kenneth Darrel Franks	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 389	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 27: NW/4						
TX1315.008	Lavona J. Watts	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 392	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 27: NW/4						
TX1315.009	Nelda Franks Henderson	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 386	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 27: NW/4						
TX1315.010	Thomas Glenn Martin	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 380	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 27: NW/4						
TX1315.011	Vernell Martin	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 374	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 27: NW/4						
TX1315.012	Vicki Martin Furlong	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 398	Dawson	160.00
	T&P Survey, Blk 35, T4N, Dawson County, Texas						
	Section 27: NW/4						

Exhibit A-3

Page 55 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1315.013	Willard Thomas Martin Jr.	Chalfant Properties, Inc.	3/11/2013	OGL	Vol 705, Pge 377	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas							
Section 27: NW/4							
TX1315.014	John S. Walton, Jr., SSP	Chalfant Properties, Inc.	8/6/2013	OGL	Vol 715, Pge 245	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas							
Section 27: SE/4							
TX1315.015	Samuel A. Hale, Sr., SSP	Chalfant Properties, Inc.	8/6/2013	OGL	Vol 715, Pge 242	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas							
Section 27: SE/4							
TX1315.016	G. Pearl Flache	Chalfant Properties, Inc.	7/11/2013	OGL	Vol 715, Pge 269	Dawson	157.13
T&P Survey, Blk 35, T4N, Dawson County, Texas							
Section 27: All the NE/4, SAE a part of the NE/4, described as Block #6, Lot #4 in Sparenberg, TX and SAE a part of the NE/4, described as the E/2 of Block #10 in Sparenberg, TX containing 157.13039500 acres more or less							
TX1316.001	Carole Sutherland, SSP	Chalfant Properties, Inc.	7/12/2013	OGL	Vol 714, Pge 349	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas							
Section 28: E/2NW/4							
Section 28: W/2NE/4							
TX1316.002	Carolyn Wilson, SSP	Chalfant Properties, Inc.	7/12/2013	OGL	Vol 714, Pge 346	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas							
Section 28: E/2NW/4							
Section 28: W/2NE/4							
TX1316.003	Ernest Lee Stafford, SSP	Chalfant Properties, Inc.	8/2/2013	OGL	Vol 715, Pge 559	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas							
Section 28: E/2NE/4							
Section 28: E/2NW/4							
TX1316.004	James Robert Stafford and wife, Kelly Stafford	Chalfant Properties, Inc.	8/5/2013	OGL	Vol 715, Pge 556	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas							
Section 28: E/2NE/4							
Section 28: E/2NW/4							
TX1316.005	Leslie Stafford Baumann, SSP	Chalfant Properties, Inc.	8/5/2013	OGL	Vol 717, Pge 231	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas							
Section 28: E/2NE/4							
Section 28: E/2NW/4							
TX1316.006	Marye Anne Hale, SSP	Chalfant Properties, Inc.	7/12/2013	OGL	Vol 713, Pge 430	Dawson	160.00
T&P Survey, Blk 35, T4N, Dawson County, Texas							
Section 28: E/2NW/4							
Section 28: W/2NE/4							

Exhibit A-3

Page 56 of 57

Verde Propsect

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1318.001	Kay Krezer, a widow	Chalfant Properties, Inc.	8/22/2013	OGL	Vol 718, Pge 303	Dawson	180.00

T&P Survey, Blk 35, T4N, Dawson County, Texas

Section 40: N/180 acs. of E/2

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1320.001	Charlie D. King	Chalfant Properties, Inc.	9/6/2013	OGL	Vol 719, Pge 159	Dawson	145.00

T&P Survey, Blk 35, T4N, Dawson County, Texas

Section 05: NW/4, save and except 15 acres in the NE/4 corner described by metes and bounds in that certain Deed from L.R. Earnest and wife LaVerne Earnest, to Olon Earnest dated 2/26/1959 in Vol: 169, Page: 125 of the Deed Records of Dawson County, TX.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1320.002	Mary O. Rosson, Individually and as Administratrix of the Estate of Fred E. Rosson, Dec'd	Chalfant Properties, Inc.	9/10/2013	OGL	Vol 719, Pge 204	Dawson	145.00

T&P Survey, Blk 35, T4N, Dawson County, Texas

Section 05: NW/4, save and except 15 acres in the NE/4 corner described by metes and bounds in that certain Deed from L.R. Earnest and wife LaVerne Earnest, to Olon Earnest dated 2/26/1959 in Vol: 169, Page: 125 of the Deed Records of Dawson County, TX.

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1321.001	Vernell E. Thompson, SSP	Chalfant Properties, Inc.	9/10/2013	OGL	Vol 719, Pge 198	Dawson	15.00

T&P Survey, Blk 35, T4N, Dawson County, Texas

Section 05: All of the NE/4 corner of the NW/4, described by metes and bounds in that certain Deed from L.R. Earnest and wife LaVerne Earnest, to Olon Earnest dated 2/26/1959 in Vol: 169, Page 125 of the Deed Records of Dawson County, TX

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1321.002	Neva Jean Lott, SSP	Chalfant Properties, Inc.	9/10/2013	OGL	Vol 719, Pge 207	Dawson	15.00

T&P Survey, Blk 35, T4N, Dawson County, Texas

Section 05: All of the NE/4 corner of the NW/4, described by metes and bounds in that certain Deed from L.R. Earnest and wife LaVerne Earnest, to Olon Earnest dated 2/26/1959 in Vol: 169, Page 125 of the Deed Records of Dawson County, TX

RSP No	Lessor	Lessee	Date	Type	Recording	County	Gr Acres
TX1322.000	The Mary Stafford Trust Dated June 8, 2011	Chalfant Properties, Inc.	8/10/2013	OGL	Vol 719, Pge 153	Dawson	160.00

T&P Survey, Blk 35, T4N, Dawson County, Texas

Section 27: SW¼

Exhibit A-3

Page 57 of 57

Exhibit A-3 - Wallace LP

Wells

Attached to that certain MASTER CONTRIBUTION AGREEMENT dated January 6, 2014 by and among RSP PERMIAN, INC., WALLACE FAMILY PARTNERSHIP, LP & TED COLLINS, JR., et al

Well Name	API	Status
Llano (Pecan Acres) Prospect	Operated by: Callon Petroleum Company	Well Count: 7
Pecan Acres 23-12	329-37806	Completing
Pecan Acres 23-03	329-37805	Producing
Pecan Acres 23-06	329-37804	Producing
Pecan Acres 23-11	329-38322	Producing
Pecan Acres 23A-01	329-37761	Producing
Pecan Acres 23A-02	329-37760	Producing
Pecan Acres 23A-03	329-37770	Producing
Spanish Trail, West (South) Prospect	Operated by: Diamondback Energy, Inc.	Well Count: 10
ST S № 0501H	329-38749	Completing
ST S № 0504H	329-38881	Completing
ST S № 0501	329-36688	Producing
ST S № 0504	329-37276	Producing
ST S № 0505	329-37458	Producing
ST S № 0506	329-37032	Producing
ST S № 0511	329-37459	Producing
ST S № 0512	329-37432	Producing
ST S № 0513	329-38075	Producing
ST S № 0804	329-37741	Producing
Spanish Trail, West (West) Prospect	Operated by: Diamondback Energy, Inc.	Well Count: 26
ST W № 0702H	329-38806	Completing
ST W № 0705H	329-38957	Completing
ST W № 4315	329-38384	Completing
ST W № 4305H	329-38790	Drilling
ST W № 0601	329-38385	Producing
ST W № 0603	329-37035	Producing
ST W № 0607	329-37384	Producing
ST W № 0608	329-38073	Producing
ST W № 0609	329-37385	Producing
ST W № 0612	329-37774	Producing
ST W № 0616	329-37386	Producing
ST W № 0701H	329-38504	Producing
ST W № 0702	329-36795	Producing
ST W № 0703	329-37442	Producing
ST W № 0704	329-37443	Producing
ST W № 0705	329-37444	Producing
ST W № 0706H	329-38736	Producing
ST W № 0708	329-38286	Producing
ST W № 0709	329-38285	Producing
ST W № 0713	329-37260	Producing
ST W № 4301	329-36352	Producing
ST W № 4301H	329-38500	Producing
ST W № 4302H	329-38554	Producing
ST W № 4304	329-37762	Producing
ST W № 4311	329-36353	Producing
ST W № 4314	329-37054	Producing

1

Exhibit A-3

Spanish Trail, West Prospect	Operated by: Diamondback Energy, Inc.	Well Count: 85
ST NW № 2504H	329-38805	Completing
ST NW № 2505H	329-38794	Completing
ST NW № 3602H	329-38797	Completing
ST NW № 3603H	329-38800	Completing
ST № 4014	329-38604	Completing
ST № 4101	329-38375	Completing
ST № 4105H	329-38807	Completing
ST № 4106H	329-38788	Completing
ST № 4401	329-38389	Completing
ST № 4406	329-38393	Completing
ST № 4503	329-38610	Completing
ST № 4505H	329-38901	Completing
ST № 4515	329-38614	Completing
ST NW № 2512	329-38409	Drilling
ST NW № 3601H	329-38960	Drilling
ST № 4103H	329-39015	Drilling
ST № 4104H	329-39016	Drilling
ST № 4504H	329-38900	Drilling
ST № 4408	329-36345	NonConsent
ST NW № 2501	329-36036	Producing
ST NW № 2501H	329-38377	Producing
ST NW № 2502	329-36841	Producing
ST NW № 2502H	329-38378	Producing
ST NW № 2503	329-37058	Producing
ST NW № 2505	329-38407	Producing
ST NW № 2506	329-36041	Producing
ST NW № 2508	329-36800	Producing
ST NW № 2509	329-38079	Producing
ST NW № 2511	329-38454	Producing
ST NW № 2514	329-37931	Producing
ST NW № 2515	329-38067	Producing
ST NW № 2516	329-38071	Producing
ST NW № 3602	329-37967	Producing
ST NW № 3607R	329-38329	Producing
ST NW № 3608	329-37593	Producing
ST NW № 3608A	329-38047	Producing
ST NW № 3609	329-38099	Producing
ST NW № 3610	329-37216	Producing
ST NW № 3615	329-37986	Producing
ST NW № 3616	329-38043	Producing
ST № 3909	329-36107	Producing
ST № 3910	329-36108	Producing
ST № 3911	329-36109	Producing
ST № 4002	329-37096	Producing
ST № 4004	329-38528	Producing
ST № 4005	329-38293	Producing
ST № 4006	329-36070	Producing
ST № 4007	329-36071	Producing
ST № 4011	329-36075	Producing
ST № 4012	329-38404	Producing
ST № 4013	329-37016	Producing

2

Exhibit A-3

ST № 4102	329-35996	Producing
Spanish Trail, West Prospect	Operated by: Diamondback Energy, Inc.	(Cont.)
ST № 4103	329-38093	Producing
ST № 4104	329-38605	Producing
ST № 4106	329-36001	Producing
ST № 4107	329-35973	Producing
ST № 4108	329-36002	Producing
ST № 4109	329-36003	Producing
ST № 4110	329-38316	Producing
ST № 4111	329-36005	Producing
ST № 4112	329-38607	Producing
ST № 4114	329-36006	Producing
ST № 4115	329-36007	Producing
ST № 4116	329-36859	Producing
ST № 4402	329-38387	Producing
ST № 4403	329-38380	Producing
ST № 4404	329-38381	Producing
ST № 4405	329-38390	Producing
ST № 4407	329-38406	Producing
ST № 4409	329-38391	Producing
ST № 4410	329-38394	Producing
ST № 4411	329-38392	Producing
ST № 4412	329-38451	Producing
ST № 4415	329-37985	Producing
ST № 4416	329-38386	Producing
ST № 4501	329-37933	Producing
ST № 4504	329-38388	Producing
ST № 4507	329-36417	Producing
ST № 4508	329-38039	Producing
ST № 4508B	329-38612	Producing
ST № 4509	329-38041	Producing
ST № 4512	329-36295	Producing
ST № 4513	329-36402	Producing
ST № 4514	329-36422	Producing
ST № 4516	329-38004	Producing
Parks (Horizontal) Prospect	Operated by: Reliance Energy, Inc.	Well Count: 1
Ratliff A № 2903H	135-41764	Producing
Bus Barn Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 10
Bus Barn № 2617D	329-38734	Completing
Bus Barn № 2618D	329-38735	Completing
Bus Barn № 2601	329-37115	Producing
Bus Barn № 2602	329-37114	Producing
Bus Barn № 2603D	329-38618	Producing
Bus Barn № 2604	329-37124	Producing
Bus Barn № 2605	329-37125	Producing
Bus Barn № 2606	329-37493	Producing
Bus Barn № 2611D	329-38098	Producing
Bus Barn № 2616D	329-38479	Producing

3 Exhibit A-3

Cowden, West Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 75
Cross Bar Ranch № 2006	003-45123	Completing
Cross Bar Ranch № 2007	003-45104	Completing
Cross Bar Ranch № 1717HWB	003-45312	Drilling
Cross Bar Ranch № 0701	317-35369	Producing
Cross Bar Ranch № 0702	317-36825	Producing
Cross Bar Ranch № 0703	317-36899	Producing
Cross Bar Ranch № 0709	317-37595	Producing
Cross Bar Ranch № 0710	317-37598	Producing
Cross Bar Ranch № 0801	003-40810	Producing
Cross Bar Ranch № 0802	003-41327	Producing
Cross Bar Ranch № 0803	003-43913	Producing
Cross Bar Ranch № 0805	003-43933	Producing
Cross Bar Ranch № 1701	003-40595	Producing
Cross Bar Ranch № 1702	003-42892	Producing
Cross Bar Ranch № 1703	003-42902	Producing
Cross Bar Ranch № 1709	003-44493	Producing
Cross Bar Ranch № 1801	003-42978	Producing
Cross Bar Ranch № 1802	317-37377	Producing
Cross Bar Ranch № 1803	317-37373	Producing
Cross Bar Ranch № 1809	317-37945	Producing
Cross Bar Ranch № 1811H	317-38465	Producing
Cross Bar Ranch № 1901	317-35255	Producing
Cross Bar Ranch № 1902	317-35439	Producing
Cross Bar Ranch № 1903	317-36008	Producing
Cross Bar Ranch № 1904	317-36009	Producing
Cross Bar Ranch № 1905	317-36452	Producing
Cross Bar Ranch № 1907	317-37512	Producing
Cross Bar Ranch № 1911	317-37506	Producing
Cross Bar Ranch № 1912	317-37509	Producing
Cross Bar Ranch № 2001	003-40675	Producing
Cross Bar Ranch № 2002	003-43332	Producing
Cross Bar Ranch № 2003	003-43333	Producing
Cross Bar Ranch № 2009X	003-44705	Producing
Cross Bar Ranch № 2010	003-44811	Producing
Cross Bar Ranch № 2011	003-45437	Producing
Cross Bar Ranch № 2017WB	003-45281	Producing
Cross Bar Ranch № 2901	003-40671	Producing
Cross Bar Ranch № 2902	003-41156	Producing
Cross Bar Ranch № 2903	003-43331	Producing
Cross Bar Ranch № 2904	003-43334	Producing
Cross Bar Ranch № 2905	317-38395	Producing
Cross Bar Ranch № 2906	003-44656	Producing
Cross Bar Ranch № 2907	003-45339	Producing
Cross Bar Ranch № 2908	003-44810	Producing
Cross Bar Ranch № 3001E	317-33321	Producing
Cross Bar Ranch № 3002W	317-35608	Producing
Cross Bar Ranch № 3003W	317-36451	Producing
Cross Bar Ranch № 3004W	317-37069	Producing
Cross Bar Ranch № 3005E	317-36730	Producing
Cross Bar Ranch № 3006E	317-36698	Producing
Cross Bar Ranch № 3007E	317-37378	Producing

4

Exhibit A-3

Cross Bar Ranch № 3008W	317-38396	Producing
Cowden, West Prospect	Operated by: RSP Permian, L.L.C.	(Cont.)
Cross Bar Ranch № 3010W	317-38279	Producing
Cross Bar Ranch № 3011W	317-38446	Producing
Cross Bar Ranch № 3012W	317-38280	Producing
Cross Bar Ranch № 3013W	317-38072	Producing
Cross Bar Ranch № 3014W	317-38166	Producing
Cross Bar Ranch № 3101W	317-35236	Producing
Cross Bar Ranch № 3102E	317-33185	Producing
Cross Bar Ranch № 3103E	329-35628	Producing
Cross Bar Ranch № 3104E	329-37117	Producing
Cross Bar Ranch № 3105W	317-34825	Producing
Cross Bar Ranch № 3106W	317-38071	Producing
Cross Bar Ranch № 3107E	317-35496	Producing
Cross Bar Ranch № 3109W	317-35910	Producing
Cross Bar Ranch № 3110W	317-35929	Producing
Cross Bar Ranch № 3111E	317-36697	Producing
Cross Bar Ranch № 3112E	317-37379	Producing
Cross Bar Ranch № 3113W	317-37412	Producing
Cross Bar Ranch № 3114W	317-37413	Producing
Cross Bar Ranch № 3116W	317-37415	Producing
Cross Bar Ranch № 3117W	317-37416	Producing
Cross Bar Ranch № 3118W	317-37579	Producing
Cross Bar Ranch № 3120E	317-38098	Producing
Cross Bar Ranch № 3123E	317-38099	Producing
Estes Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 10
Estes № 201	329-37113	Producing
Estes № 202	329-37410	Producing
Estes № 203	329-37127	Producing
Estes № 204	329-37128	Producing
Estes № 205	329-37412	Producing
Estes № 207	329-37776	Producing
Estes № 208	329-37777	Producing
Estes № 210	329-38202	Producing
Estes № 211	329-38199	Producing
Estes № 213	329-38707	Producing
Johnson Ranch Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 39
Johnson Ranch № 0912WB	317-38564	Completing
Johnson Ranch № 0912MS	317-38917	Drilling
Glass Ranch № 1301	317-35234	Producing
Glass Ranch № 1302	317-35738	Producing
Glass Ranch № 1303	317-35965	Producing
Glass Ranch № 1304	317-35964	Producing
Johnson Ranch № 0401	317-35098	Producing
Johnson Ranch № 0402	317-35655	Producing
Johnson Ranch № 0403	317-36638	Producing
Johnson Ranch № 0405	317-36648	Producing
Johnson Ranch № 0406	317-38299	Producing
Johnson Ranch № 0407	317-36926	Producing
Johnson Ranch № 0409	317-36927	Producing

5

Exhibit A-3

Johnson Ranch No 0901 317-35167 Producing Johnson Ranch No 0902 317-36010 Producing 6 Exhibit A-3

Johnson Ranch Prospect	Operated by: RSP Permian, L.L.C.	(Cont.)
Johnson Ranch № 0903	317-36422	Producing
Johnson Ranch № 0904	317-36775	Producing
Johnson Ranch № 0905	317-38038	Producing
Johnson Ranch № 0907	317-36971	Producing
Johnson Ranch № 0911	317-37103	Producing
Johnson Ranch № 1001	317-34937	Producing
Johnson Ranch № 1002	317-35737	Producing
Johnson Ranch № 1003	317-36924	Producing
Johnson Ranch № 1004	317-36977	Producing
Johnson Ranch № 1005	317-36928	Producing
Johnson Ranch № 1006	317-38271	Producing
Johnson Ranch № 1010	317-38313	Producing
Johnson Ranch № 1501	317-34896	Producing
Johnson Ranch № 1502	317-36976	Producing
Johnson Ranch № 1503	317-37704	Producing
Johnson Ranch № 1504	317-37104	Producing
Johnson Ranch № 1601	317-35250	Producing
Johnson Ranch № 1602	317-35580	Producing
Johnson Ranch № 1604	317-36649	Producing
Johnson Ranch № 1605	317-36645	Producing
Johnson Ranch № 1606	317-36520	Producing
Johnson Ranch № 1607	317-37705	Producing
Johnson Ranch № 1608	317-38314	Producing
Johnson Ranch № 1609	317-38272	Producing
Keystone Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 5
Katie № 1101	329-35943	Producing
Katie № 1102	329-37161	Producing
Katie № 1103	329-37670	Producing
Katie № 1104	329-37695	Producing
Katie № 1109H	329-38710	Producing
Parks (Horizontal) Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 2
Parks Bell № 3304H	135-42152	Producing
Parks Bell № 4003WC	135-41820	Producing
Parks (Sec 03) Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 1
Foster № 301	329-36604	Producing
Parks (Sec 04) Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 2
Fendley № 404 LS	135-42732	Completing
Fendley № 404 MS	135-42733	Drilling

7

Exhibit A-3

Parks (Sec 38) Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 9
Sarah Ann № 3801	329-37070	Producing
Sarah Ann № 3802	329-37277	Producing
Sarah Ann № 3803	329-37631	Producing
Sarah Ann № 3804	329-37632	Producing
Sarah Ann № 3806	329-38032	Producing
Sarah Ann № 3807	329-38140	Producing
Sarah Ann № 3811	329-38649	Producing
Sarah Ann № 3812H	329-38372	Producing
Sarah Ann № 3814MS	329-38512	Producing
Parks Prospect	**Operated by: RSP Permian, L.L.C.**	**Well Count: 22**
Headlee № 3911 LS	135-42667	Completing
Elliott № 3301	135-40882	Producing
Headlee № 3401	135-39608	Producing
Headlee № 3402	135-40727	Producing
Headlee № 3403	135-41265	Producing
Headlee № 3404	135-41459	Producing
Headlee № 3405	135-42057	Producing
Headlee № 3501	329-36703	Producing
Headlee № 3502	329-37303	Producing
Headlee № 3503	329-37739	Producing
Headlee № 3504	329-37816	Producing
Headlee № 3910H	329-38534	Producing
Parks Bell № 3901	329-36083	Producing
Parks Bell № 3902	135-40728	Producing
Parks Bell № 3908	135-41498	Producing
Parks Bell № 3909 LS	329-38452	Producing
Parks Bell № 4001	135-39461	Producing
Parks Bell № 4002	135-41328	Producing
Parks Bell № 4101	135-41076	Producing
Parks Bell № 4501	135-39479	Producing
Parks Bell № 4601	135-39554	Producing
Parks Bell № 4602	329-37537	Producing
Spanish Trail (I-20) Prospect	**Operated by: RSP Permian, L.L.C.**	**Well Count: 14**
STO SEC 02 № 0207	329-36820	Producing
STO SEC 02 № 0211	329-37238	Producing
STO SEC 02 № 0212	329-38494	Producing
STO SEC 02 № 0216	329-37179	Producing
STO SEC 10 № 1009	329-37745	Producing
STO SEC 11 № 1101	329-38058	Producing
STO SEC 11 № 1102	329-38103	Producing
STO SEC 11 № 1105	329-38499	Producing
STO SEC 11 № 1107	329-37797	Producing
STO SEC 11 № 1109	329-38054	Producing
STO SEC 11 № 1112	329-36822	Producing
STO SEC 11 № 1114	329-38599	Producing
STO SEC 11 № 1115	329-38022	Producing
STO SEC 11 № 1116	329-38055	Producing

8

Exhibit A-3

Spanish Trail Prospect	Operated by: RSP Permian, L.L.C.	Well Count: 60
Spanish Trail № 4801	329-38986	Drilling
Spanish Trail № 0101	329-36356	Producing
Spanish Trail № 0105	329-36293	Producing
Spanish Trail № 0110	329-36383	Producing
Spanish Trail № 0201	329-36853	Producing
Spanish Trail № 0202	329-36854	Producing
Spanish Trail № 0205	329-37028	Producing
Spanish Trail № 0206	329-36122	Producing
Spanish Trail № 0209	329-37359	Producing
Spanish Trail № 0302	329-37664	Producing
Spanish Trail № 0303	329-36856	Producing
Spanish Trail № 0304	329-36660	Producing
Spanish Trail № 0305	329-37360	Producing
Spanish Trail № 0306	329-37361	Producing
Spanish Trail № 0307	329-36120	Producing
Spanish Trail № 0308	329-37040	Producing
Spanish Trail № 0405	329-36527	Producing
Spanish Trail № 0408	329-36296	Producing
Spanish Trail № 0413	329-36384	Producing
Spanish Trail № 3801	329-35885	Producing
Spanish Trail № 3803	329-36386	Producing
Spanish Trail № 3804	329-37748	Producing
Spanish Trail № 3805	329-36298	Producing
Spanish Trail № 3807	329-36528	Producing
Spanish Trail № 3808	329-36821	Producing
Spanish Trail № 3809	329-37352	Producing
Spanish Trail № 3811	329-37957	Producing
Spanish Trail № 3812	329-37353	Producing
Spanish Trail № 3813	329-37958	Producing
Spanish Trail № 3815	329-37029	Producing
Spanish Trail № 4602	329-36385	Producing
Spanish Trail № 4603	329-36523	Producing
Spanish Trail № 4604	329-36119	Producing
Spanish Trail № 4605	329-36524	Producing
Spanish Trail № 4606	329-36525	Producing
Spanish Trail № 4607	329-37666	Producing
Spanish Trail № 4608	329-37363	Producing
Spanish Trail № 4615	329-37030	Producing
Spanish Trail № 4701	329-37354	Producing
Spanish Trail № 4702	329-35884	Producing
Spanish Trail № 4703	329-37681	Producing
Spanish Trail № 4704	329-37960	Producing
Spanish Trail № 4705	329-36526	Producing
Spanish Trail № 4706	329-37671	Producing
Spanish Trail № 4707	329-37355	Producing
Spanish Trail № 4708	329-37031	Producing
Spanish Trail № 4709	329-37356	Producing
Spanish Trail № 4710	329-37961	Producing
Spanish Trail № 4711	329-37962	Producing
Spanish Trail № 4712	329-37970	Producing
Spanish Trail № 4713	329-38328	Producing

9

Exhibit A-3

Spanish Trail No 4714 329-37971 Producing Spanish Trail No 4715 329-37972 Producing Spanish Trail No 4716 329-37973 Producing Spanish Trail No 4803 329-36084 Producing Spanish Trail No 4804 329-36297 Producing Spanish Trail No 4807 329-36423 Producing Spanish Trail No 4808 329-36085 Producing Spanish Trail No 4815 329-37357 Producing Spanish Trail No 4816 329-37358 Producing Kemmer No 4210LS 329-38600 Completing Kemmer No 4201 329-36704 Producing Kemmer No 4202 329-36706 Producing Kemmer No 4203 329-36737 Producing Kemmer No 4204 329-36738 Producing Kemmer No 4205 329-37507 Producing Kemmer No 4206 329-37508 Producing Kemmer No 4207 329-37509 Producing Kemmer No 4208 329-37510 Producing Kemmer No 4209WB 329-38035 Producing Kemmer No 4210WB 329-38771 Producing Spanish Trail, West (Kemmer) Prospect Operated by: RSP Permian, L.L.C. Well Count: 11 Spanish Trail Prospect Operated by: RSP Permian, L.L.C. (Cont.) 10 Exhibit A-3

Exhibit A-4

CW Holdings Assets

Oil and Gas Interests

[See attached]

Wells

[See attached]

Exhibit A-4

Oil and Gas Interests

Attached to that certain MASTER CONTRIBUTION AGREEMENT dated January 6, 2014 by and among RSP PERMIAN, INC., WALLACE FAMILY PARTNERSHIP, LP & TED COLLINS, JR., et al

RSPNo	Lessor	Lessee	Date	GrAcres	Description	Type	Recording	County
TX1070.000	Spanish Trail Land & Cattle Company, L.P., & IBEX Mineral Resources, L.L.C.	E.G.L. Exploration, L.P., & E.G.L. Resources, Inc.	1/23/2008	4090.18	**T&P Survey, Blk 40, T1S** Section 38: All, save and except the NW¼ Section 46: All Section 47: All, save and except 2.342 acres more particularly described by metes and bounds in Warranty Deed from Scharbauer Brothers & Co. to Texas Electric Service Company dated February 13, 1984, recorded in Volume 812, Page 213. Section 48: S½ **T&P Survey, Blk 40, T2S** Section 01: North 232 Acres Section 02: N½ Section 03: All Section 04: All, save and except 106.88 acres conveyed to the City of Midland by Warranty Deeds recorded in Volume 55, page 616, and Volume 63, page 475. Section 09: The portion lying North of the Railroad ROW, containing 365.62 acres, more or less, save and except that certain 208.23 acres of land conveyed to the City of Midland by virtue of those certain Warranty Deeds recorded in Volume 50, Page 34 and Section 10: W/20 acres of NW¼ lying North of I-20, ***sometimes erroneously referred to as E/20 acres of NW¼ lying North of I-20***	MM	Vol 3057, Pge 451	Midland
TX1134.001	Eugenie M. McGuire	Summit West Resources, LP	7/1/2008	332.20	T&P Survey, Blk 40, T2S Section 02: S½	OGL	DocNo: 2009-19015	Midland
TX1134.002	Bruce L. Jones, Jr.	Summit West Resources, LP	7/1/2008	332.20	T&P Survey, Blk 40, T2S Section 02: S½	OGL	DocNo: 2009-19039	Midland
TX1134.003	Marilinda P. Walters	Summit West Resources, LP	7/1/2008	332.20	T&P Survey, Blk 40, T2S Section 02: S½	OGL	DocNo: 2009-19043	Midland
TX1134.004	Kayren May Stegemoller	Summit West Resources, LP	7/1/2008	332.20	T&P Survey, Blk 40, T2S Section 02: S½	OGL	DocNo: 2009-19044	Midland
TX1134.005	Andrea Jeanne Robinson	Summit West Resources, LP	7/1/2008	332.20	T&P Survey, Blk 40, T2S Section 02: S½	OGL	DocNo: 2009-19045	Midland
TX1134.006	James Flood	Summit West Resources, LP	7/1/2008	332.20	T&P Survey, Blk 40, T2S Section 02: S½	OGL	DocNo: 2009-19042	Midland
TX1134.007	Patrick D. Dingman	Summit West Resources, LP	9/1/2008	332.20	T&P Survey, Blk 40, T2S Section 02: S½	OGL	DocNo: 2009-19037	Midland
TX1134.008	Floyd Flood & Marian A. Flood, husband and wife	Summit West Resources, LP	9/1/2008	332.20	T&P Survey, Blk 40, T2S Section 02: S½	OGL	DocNo: 2009-19040	Midland
TX1134.009	Sandra Lee Anderson	Summit West Resources, LP	6/1/2008	332.20	T&P Survey, Blk 40, T2S Section 02: S½	OGL	DocNo: 2009-19041	Midland
TX1134.010	Thomas B. Roberts	Summit West Resources, LP	9/1/2008	332.20	T&P Survey, Blk 40, T2S Section 02: S½	OGL	DocNo: 2009-19050	Midland
TX1134.011	H. Edward Roberts Jr.	Summit West Resources, LP	9/1/2008	332.20	T&P Survey, Blk 40, T2S Section 02: S½	OGL	DocNo: 2009-19048	Midland
TX1134.012	Holly May Bullard	Summit West Resources, LP	9/1/2008	332.20	T&P Survey, Blk 40, T2S Section 02: S½	OGL	DocNo: 2009-19047	Midland
TX1134.013	Michael Dingman	Summit West Resources, LP	9/1/2008	332.20	T&P Survey, Blk 40, T2S Section 02: S½	OGL	DocNo: 2009-19038	Midland

1

Exhibit A-4

TX1134.014 Billie Roberts Jones Summit West Resources. LP 9/1/2008 332.20 T&P Survey, Blk 40, T2S OGL DocNo: 2009-19049 Midland Section 02: S1/2 TX1134.015 Mary Lou Alcorn Summit West Resources. LP 9/1/2008 332.20 T&P Survey, Blk 40, T2S OGL DocNo: 2009-19046 Midland Section 02: S1/2 TX1134.016 Theodore Edward Dingman Summit West Resources. LP 9/1/2008 332.20 T&P Survey, Blk 40, T2S OGL DocNo: 2009-19036 Midland Section 02: S1/2 TX1134.017 Sharron Flood Summit West Resources. LP 3/1/2009 332.20 T&P Survey, Blk 40, T2S OGL DocNo: 2009-19034 Midland Section 02: S1/2 TX1134.016 Michael Gerard Flood Summit West Resources. LP 9/1/2008 332.20 T&P Survey, Blk 40, T2S OGL DocNo: 2009-19035 Midland Section 02: S1/2 TX1134.019 Carol A. Schiffgens Delano Summit West Resources. LP 9/1/2008 415.25 T&P Survey, Blk 40, T2S OGL DocNo: 2009-19016 Midland Section 02: S1/2 TX1134.020 Stephen H. Parker & Timothy H. Parker McDonnold Petroleum, LLC 9/23/2008 322.20 T&P Survey, Blk 40, T2S AMD OGL DocNo: 2012-15000 Vol 3104, Pge 558 Midland Section 02: S1/2 TX1134.021 Thomas W. Perry E.G.L. Resources, Inc 8/15/2010 322.20 T&P Survey, Blk 40, T2S OGL Vol 2010, Pge 16989 Midland Section 02L S1/2 TX1135.001 HCMC Inc., Peggy McCulloch, Individually & as Co-Trustee of the McCulloch Family Trust under the Will of H.C. McCulloch, Deceased, & Michael J. McCulloch, Individually & as Co-Trustee of the McCulloch Family Trust under the Will of H.C. McCulloch, Decease Summit West Resources, LP 7/25/2008 309.58 T&P Survey, Blk 40, T2S Ext MM DocNo: 2011-14322 DocNo: 2009-19028 Midland Section 10: That portion of the below 309.58 acre tract of land that is situated within the 80 acres out of the NE part of the South 450.2 acres of Section 10. 309.58 acres, more or less, being all that certain 402.9 acres out of 419.2 acres of Section 10, Block 40, T-2-S, T&P Ry. Co. Survey, Midland County Texas as described by Metes & Bounds in deed V554 P89, Save and Except the following tracts in which the minerals were not reserved by grantor: a 6.3- acre tract previously conveyed to the State in deed V400 P123, 16-acre tract conveyed in V579 P28, a 1.71 acre tract conveyed in V581 P629, a 2.5 acre tract conveyed in V585 P837, a 2.5 acre tract conveyed in V585 P839, a 3 acre tract conveyed in V587 P329, a .65 acre tract conveyed in V587 P644, a 2.28 acre tract conveyed in V587 P646, a 20 acre tract conveyed in V593 P4, a .65 acre tract conveyed in V629 P772, a .325 acre tract conveyed in V625 P127, a 5 acre tract conveyed in V647 P197, a .328 acre tract conveyed in V657 P453, a 3.53 acre tract conveyed in V657 P550, a 10 acre tract conveyed in V670 P684, a 1.25 acre tract conveyed in V684 P656, a .328 acre tract conveyed in V686 P644, a 6 72 acre tract conveyed in V687 P 146, a .325 acre tract conveyed in V698 P488, a 5 acre tract conveyed in V745 P226, a .984 acre tract in V750 P769, a 2.5 acre tract conveyed in V799 P51, a 1 acre tract conveyed in V999 P365, a 6.74 acre tract conveyed in V 1003 P443. TX1135.002 Mary Stubbe Summit West Resources, LP 2/17/2009 450.20 T&P Survey, Blk 40, T2S OGL DocNo: 2009-19024 Midland Section 10: South 450.2 acres. more or less TX1135.003 ward A. Mitchell Summit West Resources, LP 11/24/2008 450.20 T&P Survey, Blk 40, T2S Ext MM DocNo: 2011-23326 DocNo: 2009-19023 Midland Section 10: South 450.2 acres, more or less

TX1135.004 Marlyn M. Snyder Summit West Resources, LP 11/7/2008 450.20 T&P Survey, BIk 40, T2S Ext OGL DocNo: 2011-23322 DocNo: 2009-19018 Midland Section 10: South 450.2 acres, more or less TX1135.005 Lori Bridges and Bruce Bridges Summit West Resources, LP 11/24/2008 450.20 T&P Survey, BIk 40, T2S Ext OGL DocNo: 2011-23325 DocNo: 2009-19022 Midland Section 10: South 450.2 acres, more or less TX1135.006 Lisa A. Mooney and Clayton E. Mooney Summit West Resources, LP 11/24/2008 450.20 T&P Survey, Blk 40, T2S Ext OGL DocNo: 2011-23323 DocNo: 2009-19021 Midland Section 10: South 450.2 acres, more or less TX1135.007 Melinda Marianne McGinnis and Bill Gene McGinnis Summit West Resources, LP 11/24/2008 450.20 T&P Survey, Blk 40, T2S Ext OGL DocNo: 2011-23327 DocNo: 2009-19019 Midland Section 10: South 450.2 acres, more or less TX1135.008 Larry P. Averitt Summit West Resources, LP 2/17/2009 450.20 T&P Survey, Blk 40, T2S OGL DocNo: 2009- 19026 Midland Section 10: South 450.2 acres. more or less TX1135.009 Deborah K. Massey Averitt Summit West Resources. LP 2/17/2009 450.20 T&P Survey, Blk 40, T2S OGL DocNo: 2009-19027 Midland Section 10: South 450.2 acres. more or less TX1135.010 Catherine L. Graves Massey Summit West Resources. LP 2/17/2009 450.20 T&P Survey, Blk 40, T2S OGL DocNo: 2009-19025 Midland Section 10: South 450.2 acres. more or less TX1135.011 Virginia Artz and Grover Artz Summit West Resources, LP 11/17/2008 450.20 T&P Survey, BIk 40, T2S Ext OGL DocNo: 2011- 23324 DocNo: 2009-19020 Midland Section 10: South 450.2 acres, more or less TX1135.012 Arthur Christensen Summit West Resources. LP 10/28/2009 309.58 T&P Survey, Blk 40, T2S OGL DocNo: 2009-23142 Midland Section 10: South 450.2 acres, more or less TX1135.013 Phyllis Jean Christensen Summit West Resources. LP 10/28/2009 309.58 T&P Survey, Blk 40, T2S OGL DocNo: 2009-23141 Midland Section 10: South 450.2 acres. more or less TX1135.014 Debra Jean Maes Summit West Resources. LP 10/28/2009 309.58 T&P Survey, Blk 40, T2S OGL DocNo: 2009-23140 Midland Section 10: South 450.2 acres. more or less TX1135.015 Tammy Martinez Summit West Resources. LP 10/28/2009 309.58 T&P Survey, Blk 40, T2S OGL DocNo: 2009-23139 Midland Section 10: South 450.2 acres, more or less TX1135.016 Herbert Wendell Stubbe and wife Beverly Stubbe Summit West Resources, LP 6/12/2009 450.20 T&P Survey, Blk 40, T2S OGL DocNo: 2009-19029 Midland Section 10: South 450.2 acres, more or less TX1135.017 Kathleen Schubert Summit West Resources. LP 8/29/2009 450.20 T&P Survey, Blk 40, T2S OGL DocNo: 2009-19030 Midland Section 10: South 450.2 acres. more or less TX1135.018 Christy Lynn Graham Summit West Resources. LP 8/29/2009 309.58 T&P Survey, Blk 40, T2S OGL DocNo: 2009-19031 Midland Section 10: South 450.2 acres, more or less TX1135.018 Becky Shaw Summit West Resources, LP 8/29/2009 450.20 T&P Survey, Blk 40, T2S OGL DocNo: 2009-19032 Midland Section 10: South 450.2 acres. more or less TX1135.020 Shawna Stogdill Summit West Resources. LP 6/22/2009 309.58 T&P Survey, Blk 40, T2S OGL DocNo: 2009-19033 Midland Section 10: South 450.2 acres. more or less TX1135.021 Elizabeth Stubbe West Summit West Resources 8/5/2010 450.20 T&P Survey, BIk 40, T2S OGL DocNo: 2010-20827 Midland Section 10: South 450.2 acres. more or less TX1135.022 Georgia R. Stubbe Moses Summit West Resources 8/5/2010 450.20 T&P Survey, Blk 40, T2S OGL DocNo: 2010-20828 Midland Section 10: South 450.2 acres, more or less

TX1135.023 Timothy G. Snelson E.G.L. Resources, Inc. 7/25/2011 3.65 T&P Survey, Blk 40, T2S OGL DocNo: 2011- Midland Section 10: Tract No 4: A 10-acre tract of land in Section 10 and being more particularly described by metes and bounds as follows, to-wit: Beginning at a 15457 1/2" iron set in the South boundary of County Road 116-W, in Section 10, for the NW corner of a 10-acre tract of land and the NE corner of this tract; from point 1" galvanized iron pipe at the SW corner of Section 10 bears South 58° 51' West, 3,624.33 feet, and South 15° 7' East, 911 57 feet; THENCE South 15° 7' East, with the West boundary of 10-acre tract, 841 7 feet to a 1/2" iron rod at the SW corner of said tract for the SE corner of this tract; THENCE South 58° 51' West, 538.47 feet to a 1/2" iron rod for the SW corner of this tract; THENCE North 15° 7' West, 841.7 feet to a 1/2" iron rod set in the South boundary of County Road 116-W, for the NW corner of this tract; Thence North 58° 51' East, with the South boundary of said road 538.47 feet to the place of the beginning. Tract No. 5: A 6 347-acre tract of land in Section 10 and being more particularly described by metes and bounds as follows, to-wit: Beginning at a 1/2" iron set in the South boundary of County Road 116-W, in Section 10 for the NW corner of a 10-acre tract of land and the NE corner of this tract; from point 1" galvanized iron pipe at the SW corner of Section 10 bears South 58° 51' West, 3,624 33 feet, and South 15° 7' East, 911.57 feet; THENCE South 15° 7' East, with the West boundary of 10-acre tract, 841.7 feet to a 1/2" iron rod at the SW corner of said tract for the SE corner of this tract; THENCE South 58° 51' West, 328.47 feet to a 1/2" iron rod for the SW corner of this tract; THENCE North 15° 7' West, 841.7 feet to a 1/2" iron rod set in the South boundary of County Road 116-W, for the NW corner of this tract; Thence North 58° 51' East, with the South boundary of said road 538.47 feet to the place of the beginning. TX1135.024 Joann Patterson, dealing in her sole and separate property E.G.L. Resources, Inc. 2/22/2011 16.00 T&P Survey, Blk 40, T2S OGL DocNo: 2012-5951 Midland Section 10: A 16-acre tract being more particularly described by metes and bounds as follows, to-wit: Beginning at a'/Z' iron rod set in the North boundary line of CR 116W, for the SW corner of this tract, from which point a 1" galvanized iron pipe at the SW Corner of Section 10, bears South 58° 51' West, 4,162.80 ft., and South 15° 7' East. 974 ft.; THENCE North 58° 51' East, with the North boundary line of CR 116W, 861 6 feet to a 'A" iron rod set for the SE corner of this tract; THENCE North 15° 7' West, 841.7 feet to a 1/2" iron rod set for the NE corner of this tract; THENCE South 58° 51' West, 861.6 ft. to a 1/2" iron rod set for the NW corner of this tract; Thence South 15° 7' East, 841.7 feet to the POB save and except that portion that is situated within the 80 acres out of the NE part of the South 450 2 acres of Section 10. TX1135.025 Dan E. Stogill, dealing in his sole and separate property E.G.L.Resources, Inc. 11/3/2011 450.20 T&P Survey, Blk 40, T2S OGL DocNo: 2012-14796 Midland Section 10: South 450.2 acres, more or less

TX1135.026	HCMC Inc.	E.G.L. Resources, Inc.	5/24/2013	314.38	T&P Survey, Blk 40, T2S Section 10: Containing 314.38 acres, more or less, being all that certain 402.9 acres out of 419.2 acres of Section 10, as described by Metes & Bounds in deed V554 P89, Save and Except the following tracts in which the minerals were not reserved by Grantor: a 6.3-acre tract previously conveyed to the State in deed V400 P123, 16-acre tract conveyed in V579 P28, a 1.95 acre tract conveyed in V581 P629, a 2.5 acre tract conveyed in V585, P837, a 2.5 acre tract conveyed in V585 P839, a 3 acre tract conveyed in V587 P379, a .65 acre tract conveyed in V587 P644, a 2.28 acre tract conveyed in V587 P646, a 20 acre tract conveyed in V593 P4, a .65 acre tract conveyed in V629 P772, a .325 acre tract conveyed in V625 P127, a 5 acre tract conveyed in V647 P197, a .328 acre tract conveyed in V657 P453, a 10 acre tract conveyed in V670 P 684, a 1.25 acre tract conveyed in V684 P656, a .328 acre tract conveyed in V686 P644, a 6.72 acre tract conveyed in V687 P146, a .325 acre tract conveyed in V698 P488, a .984 acre tract in V750 P769, a 2.5 acre tract conveyed in V799 P51, a 1 acre tract conveyed in V999 P365, a 5.23 acre tract conveyed in V1523 P683; And Save and Except the 80 acre Proration Unit designated for the STO #1009 well as shown on the plat attached as Exhibit "A" to the Oil and Gas Lease.	OGL	DocNo: 2013-14771	Midland
TX1135.027	Michael Dean Waldrop and Rebecca A. Waldrop, husband and wife	RSP Permian, L.L.C.	9/24/2013	2.50	T&P Survey, Blk 40, T2S Section 10: 2.5 acres of land, more or less, in theS½ of Section 10 and being all of that certain land described in that certain Warranty Deed dated October 14, 1983, by and between Garland W. Jordan, Grantor and Todd, Barron, Bridges & McKeel, P.C., Grantee, with said Warranty Deed being recorded in Vol. 799 at Page 51 of the Public Deed Records of Midland County, Texas.	OGL	DocNo: 2013-27279	Midland
TX1136.001	The Corkery Trust, by Robin Corkery, Sole Trustee & Executor	Summit West Resources, LP	6/1/2008	640.00	T&P Survey, Blk 40, T2S Section 11: All	AMD OGL	DocNo: 2010-21288 DocNo: 2009-19017	Midland
TX1136.002	W. B. Robbins III et ux	Summit West Resources, LP	12/9/2010	640.00	T&P Survey, Blk 40, T2S Section 11: All	OGL	Vol 2010, Pge 24702	Midland
TX1136.003	Richard L. Luttrell	Summit West Resources, LP	12/9/2010	640.00	T&P Survey, Blk 40, T2S Section 11: All	OGL	Vol 2010, Pge 24701	Midland
TX1136.004	Otto William Schumm Separate Revocable Trust Agreement date 8/4/2005	McDonnold Petroleum, LLC	10/16/2008	640.00	T&P Survey, Blk 40, T2S Section 11: All	OGL	Vol 3111, Pge 424	Midland
TX1136.005	Bonnie Mae Wiese	McDonnold Petroleum, LLC	8/15/2008	640.00	T&P Survey, Blk 40, T2S Section 11: All	OGL	Vol 3108, Pge 738	Midland
TX1136.006	Donna K. Current	McDonnold Petroleum, LLC	8/15/2008	640.00	T&P Survey, Blk 40, T2S Section 11: All	OGL	Vol 3108, Pge 747	Midland
TX1136.007	Elizabeth A. Lewis	McDonnold Petroleum, LLC	10/23/2008	640.00	T&P Survey, Blk 40, T2S Section 11: All	OGL	Vol 3119, Pge 204	Midland

5

Exhibit A-4

TX1136.008	Helen I. Glisson	McDonnold Petroleum, LLC	8/15/2008	640.00	T&P Survey, Blk 40, T2S Section 11: All	OGL	Vol 3108, Pge 735	Midland
TX1136.009	Jean M. Werning	McDonnold Petroleum, LLC	8/15/2008	640.00	T&P Survey, Blk 40, T2S Section 11: All	OGL	Vol 3108, Pge 741	Midland
TX1136.010	Marjorie A. Mason	McDonnold Petroleum, LLC	11/3/2010	640.00	T&P Survey, Blk 40, T2S Section 11: All	OGL	DocNo: 2010-22309	Midland
TX1136.011	Michael C. Current	McDonnold Petroleum, LLC	1/23/2009	640.00	T&P Survey, Blk 40, T2S Section 11: All	OGL	Vol 3146, Pge 813	Midland
TX1136.012	Rosena D. Nielsen	McDonnold Petroleum, LLC	9/5/2008	640.00	T&P Survey, Blk 40, T2S Section 11: All	OGL	Vol 3115, Pge 611	Midland
TX1136.013	Thomas P. Langdon and Colleen Crowe	McDonnold Petroleum, LLC	8/15/2008	640.00	T&P Survey, Blk 40, T2S Section 11: All	OGL	Vol 3108, Pge 732	Midland
TX1136.014	Wayne E. Williams	McDonnold Petroleum, LLC	8/15/2008	640.00	T&P Survey, Blk 40, T2S Section 11: All	OGL	Vol 3108, Pge 729	Midland
TX1136.015	William P. Costello	McDonnold Petroleum, LLC	8/15/2008	640.00	T&P Survey, Blk 40, T2S Section 11: All	OGL	Vol 3108, Pge 744	Midland
TX1136.016	Herman R. Schowe, Jr.	E.G.L. Resources, Inc.	5/15/2011	640.00	T&P Survey, Blk 40, T2S Section 11: All	OGL	DocNo: 2011-17830	Midland

6

Exhibit A-4

Exhibit A-4 Wells Attached to that certain MASTER CONTRIBUTION AGREEMENT dated January 6, 2014 by and among RSP PERMIAN, INC., WALLACE FAMILY PARTNERSHIP, LP & TED COLLINS, JR., et al Well Name API Well Name API Well Name API Spanish Trail 0101 329-36356 Spanish Trail 4603 329-36523 STO SEC 02 0207 329-36820 Spanish Trail 0105 329-36293 Spanish Trail 4604 329-36119 STO SEC 02 0211 329-37238 Spanish Trail 0110 329-36383 Spanish Trail 4605 329-36524 STO SEC 02 0212 329-38494 Spanish Trail 0201 329-36853 Spanish Trail 4606 329-36525 STO SEC 02 0216 329-37179 Spanish Trail 0202 329-36854 Spanish Trail 4607 329-37666 STO SEC 10 1009 329-37745 Spanish Trail 0205 329-37028 Spanish Trail 4608 329-37363 STO SEC 11 1101 329-38058 Spanish Trail 0206 329-36122 Spanish Trail 4615 329-37030 STO SEC 11 1102 329-38103 Spanish Trail 0209 329-37359 Spanish Trail 4701 329-37354 STO SEC 11 1105 329-38499 Spanish Trail 0302 329-37664 Spanish Trail 4702 329-35884 STO SEC 11 1107 329-37797 Spanish Trail 0303 329-36856 Spanish Trail 4703 329-37681 STO SEC 11 1109 329-38054 Spanish Trail 0304 329-36660 Spanish Trail 4704 329-37960 STO SEC 11 1112 329-36822 Spanish Trail 0305 329-37360 Spanish Trail 4705 329-36526 STO SEC 11 1114 329-38599 Spanish Trail 0306 329-37361 Spanish Trail 4706 329-37671 STO SEC 11 1115 329-38022 Spanish Trail 0307 329-36120 Spanish Trail 4707 329-37355 STO SEC 11 1116 329-38055 Spanish Trail 0308 329-37040 Spanish Trail 4708 329-37031 Spanish Trail 0405 329-36527 Spanish Trail 4709 329-37356 Spanish Trail 0408 329-36296 Spanish Trail 4710 329-37961 Spanish Trail 0413 329-36384 Spanish Trail 4711 329-37962 Spanish Trail 3801 329-35885 Spanish Trail 4712 329-37970 Spanish Trail 3803 329-36386 Spanish Trail 4713 329-38328 Spanish Trail 3804 329-37748 Spanish Trail 4714 329-37971 Spanish Trail 3805 329-36298 Spanish Trail 4715 329-37972 Spanish Trail 3807 329-36528 Spanish Trail 4716 329-37973 Spanish Trail 3808 329-36821 Spanish Trail 4801 329-38986 Spanish Trail 3809 329-37352 Spanish Trail 4803 329-36084 Spanish Trail 3811 329-37957 Spanish Trail 4804 329-36297 Spanish Trail 3812 329-37353 Spanish Trail 4807 329-36423 Spanish Trail 3813 329-37958 Spanish Trail 4808 329-36085 Spanish Trail 3815 329-37029 Spanish Trail 4815 329-37357 Spanish Trail 4602 329-36385 Spanish Trail 4816 329-37358

Exhibit A-5

Pecos Assets

Oil and Gas Interests

[See attached]

Wells

[See attached]

Exhibit A-5

Oil and Gas Interests

Attached to that certain MASTER CONTRIBUTION AGREEMENT dated January 6, 2014 by and among RSP PERMIAN, INC., WALLACE FAMILY PARTNERSHIP, LP TED COLLINS, JR., et al

Lessor	Lessee	Date	Description	Recorded	Extension
Edward Howard Black	Shaw Interests, Inc.	8/6/2008	Section 23: All, Blk 40, T1S, T&P Ry Survey, MidlandCounty, TX	2008-20284	2011-17387
Edward Howard Black, Independent Executor of the Estate of Dorothy Black	Shaw Interests, Inc.	8/6/2008	Section 23: All, Blk 40, T1S, T&P Ry Survey, MidlandCounty, TX	2008-20285	2011-17387
Max W. Coll, II	Shaw Interests, Inc.	8/6/2008	Section 23: All, Blk 40, T1S, T&P Ry Survey, Midland County, TX	2008-21669	2010-24120
Jon F. Coll, II	Shaw Interests, Inc.	8/6/2008	Section 23: All, Blk 40, T1S, T&P Ry Survey, Midland County, TX	2008-21670	2010-24121
Jon F. Coll	Shaw Interests, Inc.	8/6/2008	Section 23: All, Blk 40, T1S, T&P Ry Survey, Midland County, TX	2008-21671	2010-24117
Charles H. Coll	Shaw Interests, Inc.	8/6/2008	Section 23: All, Blk 40, T1S, T&P Ry Survey, Midland County, TX	2008-21672	2010-24116
Clarke C. Coll	Shaw Interests, Inc.	8/6/2008	Section 23: All, Blk 40, T1S, T&P Ry Survey, Midland County, TX	2008-21673	2010-24118
Eric J. Coll	Shaw Interests, Inc.	8/6/2008	Section 23: All, Blk 40, T1S, T&P Ry Survey, Midland County, TX	2008-21674	2010-24119
Max W. Coll, III	Shaw Interests, Inc.	8/6/2008	Section 23: All, Blk 40, T1S, T&P Ry Survey, Midland County, TX	2008-24889	2010-24122
Pozo Rico Partners Ltd.	Shaw Interests, Inc.	1/28/2009	Section 23: All, Blk 40, T1S, T&P Ry Survey, Midland County, TX	2009-4332	2012-3425
Sally Rodgers	Shaw Interests, Inc.	6/24/2011	Section 23: All, Blk 40, T1S, T&P Ry Survey, Midland County, TX	2011-15093	
Melanie Coll DeTemple	Shaw Interests, Inc.	6/24/2011	Section 23: All, Blk 40, T1S, T&P Ry Survey, Midland County, TX	2011-15094	

1

Exhibit A-5

Exhibit A-5 Wells Attached to that certain MASTER CONTRIBUTION AGREEMENT dated January 6, 2014 by and among RSP PERMIAN, INC., WALLACE FAMILY PARTNERSHIP, LP & TED COLLINS, JR., et al Well Name API Pecan Acres 23-03 329-37805 Pecan Acres 23-06 329-37804 Pecan Acres 23-11 329-38322 Pecan Acres 23-12 329-37806 Pecan Acres 23A-01 329-37761 Pecan Acres 23A-02 329-37760 Pecan Acres 23A-03 329-37770

Exhibit B-1

Assignment of Equity Interests

[See attached]

ASSIGNMENT OF EQUITY INTERESTS
(EQUITY INTERESTS OF RSP PERMIAN, L.L.C.)

This Assignment of Equity Interests (this “Assignment”), is made by RSP Permian Holdco, L.L.C., a Delaware limited liability company (“Assignor”), to RSP Permian, Inc., a Delaware corporation (“Assignee”), and is effective as of 6:59 a.m. (Central Time) on [    ], 2014 (the “Effective Time”). This Assignment is joined by RSP Permian, L.L.C., a Delaware limited liability company (“RSP”), solely for purposes of Section 8.

RECITALS

WHEREAS, Assignor, Assignee and certain other persons are parties to that certain Master Contribution Agreement, dated [                         ] (as amended, restated or supplemented from time to time, the “Contribution Agreement”);

WHEREAS, Assignor is the holder of all of the equity interests (the “Assigned Interests”) of RSP;

WHEREAS, in accordance with the terms of the Contribution Agreement, Assignor desires to assign to Assignee, and Assignee desires to accept from Assignor, the Assigned Interests;

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00), the promises contained herein and in the Contribution Agreement, the benefits to be derived by each party hereunder and under the Contribution Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENTS

1.                                      Assignment by Assignors.  Assignor hereby contributes, assigns, transfers, sells, delivers and conveys to Assignee, its successors and assigns, all of Assignor’s rights, title and interest in and to the Assigned Interests.

2.                                      Acceptance by the Assignee.  Assignee hereby accepts the assignment of the Assigned Interests.

3.                                      Contribution Agreement.  This Assignment is expressly subject to the terms and conditions of the Contribution Agreement.  If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

4.                                      Further Assurances.  Assignor agrees to execute and deliver such further documents and instruments as may be necessary to affect such intent.  To the extent the foregoing requires the execution and delivery of any such other documents or instruments, such documents and instruments shall be subject to the terms hereof and shall not alter or amend in any respect the terms hereof.

Exhibit B-1-1

5.                                      Binding Effect.  This Assignment and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

6.                                      Governing Law.  THIS ASSIGNMENT (INCLUDING ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS ASSIGNMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS ASSIGNMENT) AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION.

7.                                      Counterparts.  This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute but one and the same agreement.

8.                                      OpCo Indemnity Escrow Interests.  Subject to the terms and conditions of the Contribution Agreement, RSP hereby distributes to Assignor the OpCo Indemnity Escrow Interests (as defined in the Contribution Agreement) and Assignor accepts and assumes such OpCo Indemnity Escrow Interests. RSP further agrees that it will designate Assignor as the party to receive (directly from the escrow agent) all distributions from the escrow account related to the OpCo Indemnity Escrow Interests.

 [Signature page follows.]

Exhibit B-1-2

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of [            ], 2014, but effective for all purposes as of the Effective Time.

ASSIGNOR:

RSP PERMIAN HOLDCO, L.L.C

By:
Name:
Title:

ASSIGNEE:

RSP PERMIAN, INC.

By:
Name:
Title:

JOINED AND AGREED
SOLELY FOR THE PURPOSES OF SECTION 8

RSP PERMIAN, L.L.C.

By:
Name:
Title:

Assignment of Equity Interests

of RSP Permian, L.L.C.

Signature Page

Exhibit B-2

Form of Assignment Agreement

[See attached]

ASSIGNMENT OF OIL AND GAS ASSETS
([        ] ASSETS)

STATE OF TEXAS	§
§
COUNTIES OF	§

This Assignment of Oil and Gas Assets (this “Assignment”), is made by [        ], a              [        ], whose address is [      ] (“Assignor”) to RSP PERMIAN, L.L.C., a Delaware limited liability company (“Assignee”), whose address is 3141 Hood St, Dallas, TX 75219, and is effective as of 7:00 a.m. (Central Time) on [        ], 2014 (the “Effective Time”).

RECITALS

WHEREAS, Assignor, Assignee and certain other persons are parties to that certain Master Contribution Agreement, dated [                         ] (as amended, restated or supplemented from time to time, the “Contribution Agreement”).  Capitalized terms used but not otherwise defined herein shall have the meaning given to such term in the Contribution Agreement;

WHEREAS, in accordance with the terms of the Contribution Agreement, Assignor desires to assign to Assignee, and Assignee desires to accept from Assignor, the Conveyed Interests (as defined below);

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00), the promises contained herein and in the Contribution Agreement, the benefits to be derived by each party hereunder and under the Contribution Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENTS

Upon the terms and conditions of the Contribution Agreement and this Assignment, including the reservation and retention of the Excluded Assets as provided herein, Assignor does hereby CONTRIBUTE, ASSIGN, TRANSFER, CONVEY, GRANT, BARGAIN, SET OVER AND DELIVER unto Assignee all of Assignor’s right, title and interest in or to the following assets and properties (collectively, the “Conveyed Interests”):

(a)                                 all oil, gas and/or mineral leases, subleases, fee interests, fee mineral interests, mineral servitudes, royalties, overriding royalties, production payments, net profits interests, carried interests, reversionary interests and all other interests of any kind or character in or to oil, gas and/or minerals in place described on Exhibit A attached hereto (collectively, “Oil and Gas Interests”), and interests in any pooled acreage, communitized acreage or units arising on account of Oil and Gas Interests being pooled, communitized or unitized into such units (“Units”);

(b)                                 all oil and gas wells and injection wells that have not been permanently abandoned located on Oil and Gas Interests or Units, including those listed on Exhibit B (collectively, “Wells”), and all Hydrocarbons produced therefrom or allocated thereto from and

Exhibit B-2-1

after the Effective Time (the Oil and Gas Interests, the Units and Wells being collectively referred to hereinafter as the “Properties”);

(c)                                  all equipment, machinery, fixtures, and other real, personal and mixed property to the extent used or held for use in connection with the Properties;

(d)                                 all surface fee interests, surface leases, easements, rights-of-way and other surface rights to the extent used or held for use in connection with the Properties and all permits (including, without limitation, water withdrawal and disposal permits), licenses, servitudes orders, approvals, variances, waivers, franchises, rights and other authorizations to the extent used or held for use in connection with the Properties;

(e)                                  all contracts and agreements to the extent binding upon or otherwise used or held for use in connection with the Properties or any of the other items identified in this definition; and

(f)                                   all files, records, maps, information, and data relating to the Properties or any of the other items identified in this definition.

TO HAVE AND TO HOLD the Conveyed Interests, together with all and singular the rights, privileges and appurtenances thereto or in any way belonging unto Assignee and its successors and assigns forever, subject to and in accordance with the terms of this Assignment and the Contribution Agreement.

Notwithstanding anything herein to the contrary, the Conveyed Interests shall not include and there is excepted, reserved and excluded from the contribution and assignment contemplated hereby and Assignor shall and does reserve and retain all of its right, title and interest in and to its Excluded Assets [(including, without limitation, the Oil and Gas Assets described on Schedule I)](1), and Assignee shall have no interest or rights in or to such Excluded Assets.

Assignor hereby binds itself, its successors and assigns, to warrant and forever defend all and singular title to the Conveyed Interests unto Assignee, its successors and assigns, against adverse title claims, liens, mortgages and encumbrances by every person whomsoever lawfully claiming or to claim the same arising by, through or under Assignor but not otherwise.

Assignee assumes and agrees to pay, perform and discharge, and hold Assignor harmless from and against, all obligations and liabilities with respect to the Conveyed Interests from and after the Effective Time.

To the extent transferable and permitted by law, Assignee shall also be fully substituted and subrogated to Assignor’s rights in and to warranties given with respect to the Conveyed Interests.  Assignor hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferable and permitted by law, the benefit of and the right to enforce the covenants and warranties, if any, which Assignor is entitled to enforce with respect to the Conveyed Interests.

(1)  [NTD: Bracketed language and Schedule I to only be included in the Collins and Wallace LP Assignments.]

Exhibit B-2-2

This Assignment is expressly subject to the terms and conditions of the Contribution Agreement.  If there is a conflict between the terms of this Assignment and the Contribution Agreement, the terms of the Contribution Agreement shall control.

This Assignment and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

Assignor agrees to execute and deliver such further documents and instruments, including any separate assignments on any forms required by any governmental authority, as may be necessary to affect such intent.  To the extent the foregoing requires the execution and delivery of any such other documents or instruments, such documents and instruments shall be subject to the terms hereof and shall not alter or amend in any respect the terms hereof.

EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN THE CONTRIBUTION AGREEMENT, IN THIS ASSIGNMENT OR IN ANY CERTIFICATE DELIVERED TO ASSIGNEE BY ASSIGNOR AT CLOSING, (I) ASSIGNOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED AND (II) ASSIGNOR EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY REPRESENTATION, WARRANTY, STATEMENT OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO ASSIGNEE OR ANY OF ITS AFFILIATES, EMPLOYEES, AGENTS, CONSULTANTS OR REPRESENTATIVES (INCLUDING, WITHOUT LIMITATION, ANY OPINION, INFORMATION, PROJECTION OR ADVICE THAT MAY HAVE BEEN PROVIDED TO ASSIGNEE BY ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT, CONSULTANT, REPRESENTATIVE OR ADVISOR OF ASSIGNOR OR ANY OF ITS AFFILIATES).

EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN THE CONTRIBUTION AGREEMENT, IN THIS ASSIGNMENT OR IN ANY CERTIFICATE DELIVERED TO ASSIGNEE BY ASSIGNOR AT CLOSING, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGOING PARAGRAPH, ASSIGNOR EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO ANY OF THE CONVEYED INTERESTS, (II) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE CONVEYED INTERESTS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE CONVEYED INTERESTS, (IV) ANY ESTIMATES OF THE VALUE OF THE CONVEYED INTERESTS OR FUTURE REVENUES GENERATED BY THE CONVEYED INTERESTS, (V) THE PRODUCTION OF HYDROCARBONS FROM THE CONVEYED INTERESTS, (VI) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE CONVEYED INTERESTS, (VII) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY ASSIGNOR OR THIRD PARTIES WITH RESPECT TO THE CONVEYED INTERESTS, (VIII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO ASSIGNEE, ITS AFFILIATES OR THEIR EMPLOYEES, AGENTS, CONSULTANTS, REPRESENTATIVES OR ADVISORS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THE CONTRIBUTION AGREEMENT OR ANY DISCUSSION OR

Exhibit B-2-3

PRESENTATION RELATING THERETO, AND (IX) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT.

EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN THE CONTRIBUTION AGREEMENT, IN THIS ASSIGNMENT OR IN ANY CERTIFICATE DELIVERED TO ASSIGNEE BY ASSIGNOR AT CLOSING, ASSIGNOR EXPRESSLY DISCLAIMS AND NEGATES, AND ASSIGNEE HEREBY WAIVES, (I) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (II) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (III) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (IV) ANY RIGHTS OF ASSIGNEE UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, (V) ANY CLAIMS BY ASSIGNEE FOR DAMAGES BECAUSE OF REDHIBITORY VICES OR DEFECTS, WHETHER KNOWN OR UNKNOWN AS OF THE EFFECTIVE TIME OR THE CLOSING DATE, AND (VI) ANY AND ALL IMPLIED WARRANTIES EXISTING UNDER APPLICABLE LAW; IT BEING THE EXPRESS INTENTION OF BOTH ASSIGNEE AND ASSIGNOR THAT, EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN THE CONTRIBUTION  AGREEMENT, IN THIS ASSIGNMENT OR IN ANY CERTIFICATE DELIVERED TO ASSIGNEE BY ASSIGNOR AT CLOSING, OF THE CONTRIBUTION AGREEMENT, THE CONVEYED INTERESTS SHALL BE CONVEYED TO ASSIGNEE IN THEIR PRESENT CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS,” WITH ALL FAULTS, AND THAT ASSIGNEE HAS MADE OR SHALL MAKE PRIOR TO CLOSING SUCH INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

OTHER THAN AS EXPRESSLY SET FORTH IN THE CONTRIBUTION AGREEMENT OR IN ANY CERTIFICATE DELIVERED TO ASSIGNEE BY ASSIGNOR AT CLOSING, ASSIGNOR HAS NOT AND WILL NOT MAKE ANY REPRESENTATION OR WARRANTY REGARDING ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT, THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT OR ANY OTHER ENVIRONMENTAL CONDITION OF THE CONVEYED INTERESTS, AND NOTHING IN THIS ASSIGNMENT SHALL BE CONSTRUED AS SUCH A REPRESENTATION OR WARRANTY.  ASSIGNEE SHALL BE DEEMED TO BE TAKING THE ASSETS “AS IS” AND “WHERE IS,” WITH ALL FAULTS, FOR PURPOSES OF THEIR ENVIRONMENTAL CONDITION AND THAT ASSIGNEE HAS MADE OR CAUSED TO BE MADE SUCH ENVIRONMENTAL INSPECTIONS AS ASSIGNEE DEEMS APPROPRIATE.

ASSIGNOR AND ASSIGNEE AGREE THAT THE DISCLAIMERS OF CERTAIN REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS ASSIGNMENT ARE “CONSPICUOUS” DISCLAIMERS FOR THE PURPOSE OF ANY APPLICABLE LAW, RULE OR ORDER.

THIS ASSIGNMENT (INCLUDING ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS ASSIGNMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS ASSIGNMENT) AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW

Exhibit B-2-4

RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION.

This Assignment may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto

[Signature Page Follows]

Exhibit B-2-5

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of [      ], [      ], but effective for all purposes as of the Effective Time.

ASSIGNOR:

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF TEXAS	§
§
COUNTY OF	§

The forgoing instrument was acknowledged before me on this the            day of           ,                    by             ,                                      of                                     , on behalf of said company.

Notary Public in and for
The State of Texas

Exhibit B-2-6

ASSIGNEE:

RSP PERMIAN, L.L.C.

By:
Name:
Title:

ACKNOWLEDGMENT

STATE OF TEXAS	§
§
COUNTY OF	§

The forgoing instrument was acknowledged before me on this the          day of                 ,                  by                         ,                                   of RSP Permian, L.L.C., on behalf of said company.

Notary Public in and for
The State of Texas

Exhibit B-2-7

Schedule I

Excluded Assets

1.
	CONTRIBUTOR:	WALLACE FAMILY PARTNERSHIP, LP
	EXCLUDED ASSET:	All Contributor’s Overriding Royalty Interests
	ASSIGNMENT	Distribution Assignment and Bill of Sale
	DATE	December 14, 2010
	ASSIGNOR:	Patriot Resources Partners LLC
	ASSIGNEE:	Wallace Family Partnership, LP
COVERING:

Block 41, T1S, T&P Survey, Ector & Midland Counties, Texas

Section 27: E¾ (Ector Co)

Section 33: E½ & W½ (Ector Co)

Section 34: All (Ector Co)

Section 35: W½ (Ector & Midland Co)

Section 39: S½ & N½ (Ector & Midland Co)

Section 40: S½ & N½ (Ector Co)

Section 41: All (Ector Co)

Section 45: All (Ector Co)

Section 46: All (Ector & Midland Co)

Block 41, T2S, T&P Survey, Ector County, Texas

Section 4: All

	RECORDING:	Document No 2010-17633, OPR, Ector County, Texas Document No 2010-24363, OPR, Midland County, Texas
IN RE:

Assignment of ORRI dated June 3, 2008

Bill Hightower, Jr., Assignor & F. Ferrell Davis, et al Assignee

Volume 2256, Page 323, Doc No 2008-9590, OPR, Ector County, Texas

Volume 3051, Page 373, Doc No 2008-12459, OPR, Midland County, Texas

2.
	CONTRIBUTOR:	WALLACE FAMILY PARTNERSHIP, LP
	EXCLUDED ASSET:	All Contributor’s Mineral & Royalty Interests
	ASSIGNMENT	Distribution Assignment and Bill of Sale
	DATE	December 14, 2010
	ASSIGNOR:	Patriot Resources Partners LLC
	ASSIGNEE:	Wallace Family Partnership, LP
COVERING:

Block 40, T1S, T&P Survey, Midland County, Texas

Section 42: a 500-acre tract being located in the Northwest part of said Section 42 and having and East and West dimension of 1,591 varas and a North and South dimension of 1,773 varas and having its Northwest corner at the Northwest corner of said Section 42 and its lines along and parallel to section lines.

	RECORDING:	Document No 2010-17633, OPR, Ector County, Texas Document No 2010-24363, OPR, Midland County, Texas

Exhibit B-2-8

	IN RE:	Mineral Deed dated July 10, 2009 Ted Collins, Jr., Grantor & Patriot Resources Partners LLC, Grantee Document No 2010-17004, OPR, Midland County, Texas

3.
	CONTRIBUTOR:	TED COLLINS, JR.
	EXCLUDED ASSET:	All Contributor’s Overriding Royalty Interests
	ASSIGNMENT	Distribution Assignment and Bill of Sale
	DATE	December 14, 2010
	ASSIGNOR:	Patriot Resources Partners LLC
	ASSIGNEE:	Ted Collins, Jr.
COVERING:

Block 41, T1S, T&P Survey, Ector & Midland Counties, Texas

Section 27: E¾ (Ector Co)

Section 33: E½ & W½ (Ector Co)

Section 34: All (Ector Co)

Section 35: W½ (Ector & Midland Co)

Section 39: S½ & N½ (Ector & Midland Co)

Section 40: S½ & N½ (Ector Co)

Section 41: All (Ector Co)

Section 45: All (Ector Co)

Section 46: All (Ector & Midland Co)

Block 41, T2S, T&P Survey, Ector County, Texas

Section 4: All

	RECORDING:	Document No 2010-17633, OPR, Ector County, Texas Document No 2010-24363, OPR, Midland County, Texas
IN RE:

Assignment of ORRI dated June 3, 2008

Bill Hightower, Jr., Assignor & F. Ferrell Davis, et al Assignee

Volume 2256, Page 323, Doc No 2008-9590, OPR, Ector County, Texas

Volume 3051, Page 373, Doc No 2008-12459, OPR, Midland County, Texas

4.
	CONTRIBUTOR:	TED COLLINS, JR.
	EXCLUDED ASSET:	All Contributor’s Mineral & Royalty Interests
	ASSIGNMENT	Distribution Assignment and Bill of Sale
	DATE	December 14, 2010
	ASSIGNOR:	Patriot Resources Partners LLC
	ASSIGNEE:	Ted Collins, Jr.
COVERING:

Block 40, T1S, T&P Survey, Midland County, Texas

Section 42: a 500-acre tract being located in the Northwest part of said Section 42 and having and East and West dimension of 1,591 varas and a North and South dimension of 1,773 varas and having its Northwest corner at the Northwest corner of said Section 42 and its lines along and parallel to section lines.

	RECORDING:	Document No 2010-17633, OPR, Ector County, Texas

Exhibit B-2-9

Document No 2010-24363, OPR, Midland County, Texas
IN RE:	Mineral Deed dated July 10, 2009 Ted Collins, Jr., Grantor & Patriot Resources Partners LLC, Grantee Document No 2010-17004, OPR, Midland County, Texas

Exhibit B-2-10